UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

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Date of fiscal year end: August 31

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Date of reporting period: August 31, 2022

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders, including twelve funds, for the period ended August 31, 2022:

•Strategic Income Opportunities Fund

•Floating Rate Income Fund

•Opportunistic Fixed Income Fund

•John Hancock Funds II - Underlying Funds Capital Appreciation Fund

Capital Appreciation Value Fund Core Bond Fund

Health Sciences Fund High Yield Fund

International Strategic Equity Allocation Fund Mid Value Fund

Science & Technology Fund U.S. Sector Rotation Fund

Annual report
John Hancock
Strategic Income
Opportunities Fund
Fixed income
August 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined sharply for the 12 months ended August 31, 2022, as bond yields rose significantly. The catalyst was surging inflation; the 12-month U.S. inflation rate jumped to its highest level in more than 40 years, driven largely by rising food and energy prices. The U.S. Federal Reserve (Fed) responded with a number of short-term interest-rate increases. Bond market volatility also increased during the period, resulting primarily from Russia’s invasion of Ukraine in February and mixed global economic data.
While bond yields rose broadly for the period, short-term yields climbed the most in response to changing Fed policy. Sector performance was uniformly negative, with high-yield and investment-grade corporate bonds declining the most amid increased economic uncertainty stemming from the Fed’s rate hikes. Shorter-term sectors such as asset-backed securities and commercial mortgage-backed securities held up the best.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Strategic Income Opportunities Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
39	Financial statements
43	Financial highlights
49	Notes to financial statements
64	Report of independent registered public accounting firm
65	Tax information
66	Evaluation of advisory and subadvisory agreements by the Board of Trustees
73	Statement regarding liquidity risk management
75	Trustees and Officers
79	More information
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2022 (%)

The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds declined broadly as interest rates rose
Surging inflation and changing central bank policy led to a sharp increase in bond yields and a corresponding downward move in bond prices.
The fund outperformed its benchmark
The fund declined for the period but held up better than the Bloomberg U.S. Aggregate Bond Index.
Duration management was key to outperformance
Limiting the fund’s interest-rate sensitivity by maintaining a relatively short duration was the primary contributor to the fund’s outperformance of its benchmark.
PORTFOLIO COMPOSITION AS OF 8/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	3

QUALITY COMPOSITION AS OF 8/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-22 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Management’s discussion of fund performance
How did the U.S. bond market perform during the 12 months ended August 31, 2022?
The past year was a challenging period as bonds suffered substantial declines in an environment of sharply higher interest rates. The 12-month U.S. inflation rate, driven primarily by higher food and energy prices, surged to 9.1% in June before dropping to 8.3% at period end. The U.S. Federal Reserve (Fed) responded with four short-term interest-rate increases over the last six months of the period. The Russian invasion of Ukraine in early 2022 heightened market volatility and exacerbated the inflationary conditions.
In this environment, bond yields moved broadly higher, putting downward pressure on bond prices. Short-term yields rose the most, reflecting the Fed’s interest-rate hikes and resulting in an inverted yield curve (where short-term bond yields are higher than long-term yields). Sector performance was uniformly negative, with investment-grade corporate bonds declining the most, while shorter-term sectors such as asset-backed securities and floating-rate securities held up the best.
How did the fund perform?
The fund declined for the period but outperformed its benchmark. The key factor was the fund’s duration positioning. The fund had a significantly shorter duration (a measure of interest-rate sensitivity) than the benchmark, which limited the
NET CURRENCY EXPOSURE AS OF 8/31/2022 (% of net assets)
United States Dollar	90.9
Indonesian Rupiah	2.1
New Zealand Dollar	1.6
Other Currencies	1.5
Canadian Dollar	1.3
Chinese Yuan Renminbi	1.3
Korean Won	1.3
Malaysian Ringgit	1.2
Singapore Dollar	(1.2)
TOTAL	100.0
Net currency exposure, after taking into account the effects of forward foreign currency exchange contracts.
COUNTRY COMPOSITION AS OF 8/31/2022 (% of net assets)
United States	59.6
Canada	6.7
Indonesia	3.7
Luxembourg	2.8
Mexico	2.3
Norway	2.1
United Kingdom	1.9
South Korea	1.7
Supranational	1.6
New Zealand	1.4
Other countries	16.2
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	5

negative impact of rising interest rates on fund performance. The fund’s exposure to non-U.S. bonds also aided performance, particularly holdings in Europe, Indonesia, and China, as sovereign government bonds outperformed the domestic market. Sector allocation detracted from relative performance. Out-of-index positions in high-yield corporate bonds detracted the most, along with an underweight position in U.S. Treasury securities. The fund’s exposure to foreign currencies also weighed on relative results; the U.S. dollar strengthened as the Fed’s interest-rate hikes, coupled with risk-off market sentiment, made U.S. assets more attractive to international investors. Additionally, the fund’s use of derivatives had a negative impact on results.
What changes did you make during the period?
We reduced exposure to high-yield corporate bonds, shifting these assets into non-U.S. government bonds and securitized investments such as commercial mortgage-backed securities and nongovernment-agency residential mortgage-backed securities. We also lengthened the fund’s duration following the sharp rise in interest rates during the period, although it remained notably shorter than the benchmark. The fund’s positioning reflects our efforts to maintain a lower overall risk profile for the fund while continuing to focus on diversification and income generation.
Can you tell us about a portfolio manager addition?
Effective March 31, 2022, Bradley L. Lutz, CFA, was added to the portfolio management team.
MANAGED BY

Daniel S. Janis III
Thomas C. Goggins
Kisoo Park
Christopher M. Chapman, CFA
Bradley L. Lutz, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-22	as of 8-31-22
Class A	-14.20	-0.24	1.92	-1.18	20.96	3.60	3.55
Class C	-12.06	-0.09	1.64	-0.46	17.65	3.03	2.98
Class I1	-10.30	0.91	2.67	4.62	30.16	4.05	4.00
Class R2[1]	-10.71	0.51	2.28	2.57	25.26	3.68	3.63
Class R6[1]	-10.28	1.00	2.76	5.09	31.26	4.17	4.12
Class NAV[1]	-10.28	1.03	2.78	5.24	31.59	4.18	4.13
Index††	-11.52	0.52	1.35	2.62	14.36	—	—
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.10	1.80	0.80	1.20	0.70	0.69
Net (%)	1.05	1.75	0.75	1.15	0.65	0.64
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Income Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Aggregate Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	8-31-12	11,765	11,765	11,436
Class I1	8-31-12	13,016	13,016	11,436
Class R2[1]	8-31-12	12,526	12,526	11,436
Class R6[1]	8-31-12	13,126	13,126	11,436
Class NAV[1]	8-31-12	13,159	13,159	11,436
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2022, with the same investment held until August 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2022, with the same investment held until August 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$934.30	$5.27	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Class C	Actual expenses/actual returns	1,000.00	931.90	8.67	1.78%
	Hypothetical example	1,000.00	1,016.20	9.05	1.78%
Class I	Actual expenses/actual returns	1,000.00	936.60	3.81	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class R2	Actual expenses/actual returns	1,000.00	934.00	5.65	1.16%
	Hypothetical example	1,000.00	1,019.40	5.90	1.16%
Class R6	Actual expenses/actual returns	1,000.00	936.30	3.27	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class NAV	Actual expenses/actual returns	1,000.00	936.20	3.22	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-22
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 7.3%					$286,188,549
(Cost $306,739,270)
U.S. Government 7.2%					282,246,079
U.S. Treasury
Bond	2.000	02-15-50		18,000,000	13,615,313
Bond	2.375	02-15-42		46,170,000	38,270,602
Bond	2.750	11-15-42		10,200,000	8,942,133
Bond	3.000	02-15-49		62,535,000	58,138,009
Note	0.375	11-30-25		8,500,000	7,689,844
Note	0.500	02-28-26		12,130,000	10,944,482
Note	1.500	01-31-27		48,055,000	44,342,001
Note	1.875	02-15-32		24,533,000	21,934,035
Note	2.000	11-15-26		17,495,000	16,517,740
Note	2.250	03-31-24		23,895,000	23,436,701
Note	2.375	03-31-29		7,995,000	7,538,723
Note	2.625	05-31-27		10,525,000	10,193,627
Note	2.875	05-15-32		21,220,000	20,682,869
U.S. Government Agency 0.1%					3,942,470
Federal National Mortgage Association 30 Yr Pass Thru (A)	4.000	TBA		4,040,000	3,942,470

Foreign government obligations 21.9%					$861,434,989
(Cost $1,009,233,157)
Australia 1.1%					43,183,617
Commonwealth of Australia	0.250	11-21-24	AUD	21,245,000	13,644,766
Commonwealth of Australia	0.500	09-21-26	AUD	8,025,000	4,906,361
New South Wales Treasury Corp.	1.000	02-08-24	AUD	13,355,000	8,834,766
New South Wales Treasury Corp.	1.250	03-20-25	AUD	15,505,000	10,016,139
Queensland Treasury Corp. (B)	4.250	07-21-23	AUD	8,355,000	5,781,585
Austria 0.2%					6,499,902
Republic of Austria (B)	0.500	02-20-29	EUR	7,075,000	6,499,902
Brazil 0.6%					24,075,435
Federative Republic of Brazil	10.000	01-01-23	BRL	24,040,000	4,643,273
Federative Republic of Brazil	10.000	01-01-25	BRL	103,530,000	19,432,162
Canada 2.8%					108,784,716
Canada Housing Trust No. 1 (B)	1.250	06-15-26	CAD	16,100,000	11,228,504
Canada Housing Trust No. 1 (B)	1.950	12-15-25	CAD	17,175,000	12,374,605
CPPIB Capital, Inc. (B)	2.250	12-01-31	CAD	6,685,000	4,439,021
Government of Canada	1.500	09-01-24	CAD	2,863,000	2,092,202
Government of Canada	2.250	12-01-29	CAD	19,660,000	14,121,639
Province of Ontario	1.350	12-02-30	CAD	50,485,000	31,651,771
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	11

	Rate (%)	Maturity date		Par value^	Value
Canada (continued)
Province of Ontario	2.900	06-02-28	CAD	13,400,000	$9,764,395
Province of Ontario	3.450	06-02-45	CAD	11,995,000	8,261,832
Province of Quebec	0.200	04-07-25	EUR	3,150,000	3,009,182
Province of Quebec	1.500	12-15-23	GBP	5,130,000	5,802,048
Province of Quebec	3.000	09-01-23	CAD	8,000,000	6,039,517
China 1.1%					45,021,233
People’s Republic of China	1.990	04-09-25	CNY	128,240,000	18,497,432
People’s Republic of China	2.690	08-12-26	CNY	44,520,000	6,534,809
People’s Republic of China	2.880	11-05-23	CNY	136,230,000	19,988,992
Colombia 0.9%					37,701,259
Republic of Colombia	3.250	04-22-32		9,615,000	7,093,668
Republic of Colombia	4.500	03-15-29		2,450,000	2,138,604
Republic of Colombia	5.625	02-26-44		2,450,000	1,781,372
Republic of Colombia	6.250	11-26-25	COP	39,010,000,000	7,616,077
Republic of Colombia	7.500	08-26-26	COP	40,050,000,000	7,884,450
Republic of Colombia	10.000	07-24-24	COP	50,477,000,000	11,187,088
Greece 0.6%					24,118,889
Republic of Greece (B)	1.500	06-18-30	EUR	10,675,000	8,976,585
Republic of Greece (B)	2.000	04-22-27	EUR	8,435,000	8,003,589
Republic of Greece	4.200	01-30-42	EUR	7,100,000	7,138,715
India 0.4%					16,736,641
Export-Import Bank of India (B)	3.875	02-01-28		6,380,000	6,059,613
Republic of India	6.100	07-12-31	INR	358,560,000	4,183,358
Republic of India	6.450	10-07-29	INR	373,000,000	4,509,217
Republic of India	7.270	04-08-26	INR	156,200,000	1,984,453
Indonesia 3.0%					117,157,288
Perusahaan Penerbit SBSN Indonesia III (B)	4.150	03-29-27		10,060,000	10,077,102
Republic of Indonesia	1.100	03-12-33	EUR	2,709,000	2,009,968
Republic of Indonesia (B)	2.150	07-18-24	EUR	6,000,000	5,997,862
Republic of Indonesia (B)	2.625	06-14-23	EUR	9,110,000	9,201,338
Republic of Indonesia	3.050	03-12-51		5,655,000	4,328,987
Republic of Indonesia	3.850	10-15-30		4,480,000	4,381,388
Republic of Indonesia	6.375	04-15-32	IDR	317,682,000,000	20,289,784
Republic of Indonesia	6.500	06-15-25	IDR	272,476,000,000	18,494,114
Republic of Indonesia	6.625	05-15-33	IDR	93,981,000,000	6,102,766
Republic of Indonesia	7.000	05-15-27	IDR	72,700,000,000	4,946,605
Republic of Indonesia	7.500	06-15-35	IDR	61,272,000,000	4,251,990
Republic of Indonesia	7.500	05-15-38	IDR	62,856,000,000	4,314,944
Republic of Indonesia	8.125	05-15-24	IDR	45,206,000,000	3,162,973
Republic of Indonesia	8.375	09-15-26	IDR	81,815,000,000	5,864,472
Republic of Indonesia	8.750	05-15-31	IDR	111,458,000,000	8,281,459
12	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Indonesia (continued)
Republic of Indonesia	9.000	03-15-29	IDR	73,235,000,000	$5,451,536
Ireland 0.1%					2,638,856
Republic of Ireland	1.100	05-15-29	EUR	2,760,000	2,638,856
Italy 0.5%					19,917,170
Republic of Italy	1.250	02-17-26		7,595,000	6,633,519
Republic of Italy (B)	1.850	07-01-25	EUR	13,495,000	13,283,651
Japan 1.0%					39,873,723
Government of Japan	0.005	03-20-27	JPY	1,128,000,000	8,125,447
Government of Japan	0.100	06-20-25	JPY	4,387,750,000	31,748,276
Malaysia 1.2%					47,866,259
Government of Malaysia	3.733	06-15-28	MYR	24,975,000	5,550,966
Government of Malaysia	3.828	07-05-34	MYR	22,120,000	4,770,069
Government of Malaysia	3.844	04-15-33	MYR	48,536,000	10,586,361
Government of Malaysia	3.882	03-14-25	MYR	36,535,000	8,267,199
Government of Malaysia	3.899	11-16-27	MYR	43,417,000	9,763,779
Government of Malaysia	3.900	11-30-26	MYR	18,960,000	4,274,946
Government of Malaysia	4.059	09-30-24	MYR	20,510,000	4,652,939
Mexico 1.4%					56,888,945
Government of Mexico	5.000	03-06-25	MXN	239,090,000	10,663,052
Government of Mexico	5.750	03-05-26	MXN	253,970,000	11,291,195
Government of Mexico	7.500	06-03-27	MXN	452,090,000	21,018,246
Government of Mexico	7.750	05-29-31	MXN	304,940,000	13,916,452
New Zealand 1.4%					56,650,563
Government of New Zealand	0.500	05-15-24	NZD	40,290,000	23,304,413
Government of New Zealand	0.500	05-15-26	NZD	32,455,000	17,557,305
Government of New Zealand	1.500	04-15-26	NZD	6,980,000	3,844,695
Government of New Zealand	4.500	04-15-27	NZD	3,200,000	2,009,608
Government of New Zealand	4.500	04-15-27	NZD	12,470,000	7,628,541
Government of New Zealand	5.500	04-15-23	NZD	3,730,000	2,306,001
Norway 1.4%					54,066,608
Kingdom of Norway (B)	1.500	02-19-26	NOK	81,525,000	7,667,063
Kingdom of Norway (B)	1.750	03-13-25	NOK	127,825,000	12,321,734
Kingdom of Norway (B)	1.750	02-17-27	NOK	92,990,000	8,691,581
Kingdom of Norway (B)	2.000	05-24-23	NOK	117,280,000	11,714,945
Kommunalbanken AS	4.250	07-16-25	AUD	11,774,000	8,122,493
Kommunalbanken AS	5.250	07-15-24	AUD	7,910,000	5,548,792
Philippines 0.6%					22,196,577
Republic of the Philippines	0.875	05-17-27	EUR	17,540,000	15,820,989
Republic of the Philippines	6.250	01-14-36	PHP	373,000,000	6,375,588
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	13

	Rate (%)	Maturity date		Par value^	Value
Portugal 0.5%					$19,212,880
Republic of Portugal (B)	0.475	10-18-30	EUR	17,270,000	14,947,419
Republic of Portugal (B)	0.700	10-15-27	EUR	4,525,000	4,265,461
Qatar 0.3%					11,337,171
State of Qatar (B)	4.000	03-14-29		3,455,000	3,520,680
State of Qatar (B)	4.817	03-14-49		7,575,000	7,816,491
Singapore 0.3%					10,470,583
Republic of Singapore	1.250	11-01-26	SGD	15,610,000	10,470,583
South Korea 1.0%					37,849,955
Republic of Korea	2.125	06-10-27	KRW	13,298,800,000	9,213,069
Republic of Korea	2.375	03-10-27	KRW	40,688,880,000	28,636,886
Spain 0.5%					21,307,198
Kingdom of Spain (B)	0.250	07-30-24	EUR	9,125,000	8,953,956
Kingdom of Spain (B)	0.800	07-30-27	EUR	13,040,000	12,353,242
Sweden 0.2%					7,716,102
Kingdom of Sweden (B)	0.125	04-24-23	EUR	7,740,000	7,716,102
United Arab Emirates 0.4%					15,717,620
Government of Abu Dhabi (B)	1.700	03-02-31		4,890,000	4,185,292
Government of Abu Dhabi (B)	3.125	04-16-30		7,880,000	7,621,410
Government of Abu Dhabi (B)	3.875	04-16-50		4,315,000	3,910,918
United Kingdom 0.4%					14,445,799
Government of United Kingdom	0.125	01-31-24	GBP	9,415,000	10,484,605

Government of United Kingdom	0.250	01-31-25	GBP	3,650,000	3,961,194
Corporate bonds 46.0%					$1,806,308,089
(Cost $2,096,412,941)
Communication services 5.7%					225,583,028
Diversified telecommunication services 0.7%
AT&T, Inc.	0.900	03-25-24		3,227,000	3,081,406
Cellnex Telecom SA	1.875	06-26-29	EUR	5,400,000	4,357,490
CT Trust (B)	5.125	02-03-32		3,790,000	3,270,838
IHS Holding, Ltd. (B)	6.250	11-29-28		3,600,000	3,046,608
Kenbourne Invest SA (B)	4.700	01-22-28		4,775,000	3,841,673
Total Play Telecomunicaciones SA de CV (B)	7.500	11-12-25		8,945,000	8,050,500
Verizon Communications, Inc.	0.750	03-22-24		2,421,000	2,309,316
Entertainment 0.6%
Netflix, Inc.	4.875	04-15-28		2,890,000	2,810,525
Netflix, Inc. (B)	5.375	11-15-29		9,335,000	9,194,975
WMG Acquisition Corp. (B)	3.000	02-15-31		15,595,000	12,378,531
14	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Interactive media and services 0.2%
Match Group Holdings II LLC (B)	4.125	08-01-30		7,915,000	$6,549,210
Media 3.1%
Altice Financing SA (B)	5.000	01-15-28		515,000	415,548
CCO Holdings LLC (B)	4.250	02-01-31		1,700,000	1,387,107
CCO Holdings LLC (B)	4.500	08-15-30		8,205,000	6,900,200
CCO Holdings LLC (B)	4.500	06-01-33		5,745,000	4,509,825
CCO Holdings LLC (B)	4.750	03-01-30		11,565,000	9,940,522
CCO Holdings LLC (B)	5.125	05-01-27		13,050,000	12,386,995
Charter Communications Operating LLC	2.800	04-01-31		2,350,000	1,903,813
Charter Communications Operating LLC	5.125	07-01-49		15,905,000	12,904,594
Charter Communications Operating LLC	5.750	04-01-48		7,045,000	6,268,611
Globo Comunicacao e Participacoes SA (B)	5.500	01-14-32		5,840,000	4,771,795
LCPR Senior Secured Financing DAC (B)	5.125	07-15-29		8,000,000	6,880,000
News Corp. (B)	3.875	05-15-29		17,435,000	15,168,450
Sirius XM Radio, Inc. (B)	4.125	07-01-30		12,225,000	10,357,876
Virgin Media Finance PLC (B)	5.000	07-15-30		7,640,000	6,035,218
Virgin Media Secured Finance PLC (B)	4.500	08-15-30		5,145,000	4,284,242
Virgin Media Secured Finance PLC (B)	5.500	05-15-29		11,030,000	9,811,957
VTR Comunicaciones SpA (B)	4.375	04-15-29		4,495,000	2,814,994
VTR Comunicaciones SpA (B)	5.125	01-15-28		3,333,000	2,233,276
VTR Finance NV (B)	6.375	07-15-28		5,360,000	2,366,166
Wireless telecommunication services 1.1%
Millicom International Cellular SA (B)	4.500	04-27-31		5,685,000	4,661,700
T-Mobile USA, Inc.	2.625	04-15-26		2,415,000	2,234,781
T-Mobile USA, Inc.	2.625	02-15-29		4,405,000	3,798,113
T-Mobile USA, Inc.	2.875	02-15-31		4,070,000	3,439,964
T-Mobile USA, Inc.	3.375	04-15-29		4,865,000	4,382,392
T-Mobile USA, Inc.	3.500	04-15-31		8,110,000	7,181,344
T-Mobile USA, Inc.	4.750	02-01-28		1,665,000	1,628,537
Vmed O2 UK Financing I PLC (B)	3.250	01-31-31	EUR	7,750,000	6,527,006
Vmed O2 UK Financing I PLC (B)	4.250	01-31-31		14,225,000	11,496,930
Consumer discretionary 5.4%					211,504,732
Automobiles 1.6%
BMW Finance NV	1.000	11-14-24	EUR	4,785,000	4,691,554
Ford Motor Company	3.250	02-12-32		11,425,000	8,923,953
Ford Motor Credit Company LLC	2.748	06-14-24	GBP	3,354,000	3,645,462
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	15

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
Ford Motor Credit Company LLC	2.900	02-16-28	3,620,000	$3,027,225
Ford Motor Credit Company LLC	3.625	06-17-31	12,890,000	10,437,420
Ford Motor Credit Company LLC	4.000	11-13-30	2,575,000	2,151,104
Ford Motor Credit Company LLC	4.125	08-17-27	1,665,000	1,499,715
Ford Motor Credit Company LLC	4.542	08-01-26	4,455,000	4,147,918
Ford Motor Credit Company LLC	4.950	05-28-27	11,500,000	10,796,488
General Motors Financial Company, Inc.	1.200	10-15-24	11,195,000	10,466,565
General Motors Financial Company, Inc.	3.500	11-07-24	4,365,000	4,276,373
Hotels, restaurants and leisure 3.6%
Carnival Corp. (B)	5.750	03-01-27	11,850,000	9,213,375
Hilton Domestic Operating Company, Inc. (B)	3.625	02-15-32	4,920,000	3,971,990
Hilton Domestic Operating Company, Inc.	4.875	01-15-30	7,450,000	6,807,810
Hyatt Hotels Corp.	6.000	04-23-30	11,696,000	11,946,383
MGM Resorts International	4.750	10-15-28	1,060,000	931,737
New Red Finance, Inc. (B)	3.500	02-15-29	10,802,000	9,275,731
New Red Finance, Inc. (B)	3.875	01-15-28	8,793,000	7,816,186
New Red Finance, Inc. (B)	4.000	10-15-30	22,370,000	18,154,709
Royal Caribbean Cruises, Ltd. (B)	4.250	07-01-26	7,280,000	5,595,394
Royal Caribbean Cruises, Ltd. (B)	5.500	04-01-28	12,760,000	9,633,800
Royal Caribbean Cruises, Ltd. (B)	11.625	08-15-27	2,691,000	2,637,611
Travel + Leisure Company (B)	4.500	12-01-29	9,282,000	7,546,059
Travel + Leisure Company (B)	6.625	07-31-26	3,876,000	3,756,115
Wyndham Hotels & Resorts, Inc. (B)	4.375	08-15-28	6,920,000	6,188,996
Yum! Brands, Inc.	3.625	03-15-31	18,845,000	15,871,243
Yum! Brands, Inc.	4.625	01-31-32	9,070,000	8,013,073
Yum! Brands, Inc. (B)	4.750	01-15-30	13,325,000	12,142,406
Internet and direct marketing retail 0.2%
MercadoLibre, Inc.	2.375	01-14-26	5,950,000	5,313,765
MercadoLibre, Inc.	3.125	01-14-31	3,340,000	2,624,572
Consumer staples 3.0%				117,617,530
Beverages 0.2%
Becle SAB de CV (B)	2.500	10-14-31	8,250,000	6,773,250
Food products 2.6%
Darling Ingredients, Inc. (B)	6.000	06-15-30	7,525,000	7,534,482
JBS USA LUX SA (B)	3.625	01-15-32	10,670,000	9,229,657
JBS USA LUX SA (B)	5.750	04-01-33	7,695,000	7,665,528
Kraft Heinz Foods Company	3.000	06-01-26	7,061,000	6,684,499
Kraft Heinz Foods Company	3.875	05-15-27	3,905,000	3,773,769
16	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Food products (continued)
Kraft Heinz Foods Company	4.250	03-01-31		10,895,000	$10,352,095
Kraft Heinz Foods Company	4.375	06-01-46		2,935,000	2,493,222
Kraft Heinz Foods Company	4.625	10-01-39		11,120,000	9,908,827
Kraft Heinz Foods Company	6.875	01-26-39		6,560,000	7,195,835
Kraft Heinz Foods Company (B)	7.125	08-01-39		1,675,000	1,864,694
MARB BondCo PLC (B)	3.950	01-29-31		12,546,000	9,895,658
NBM US Holdings, Inc. (B)	7.000	05-14-26		2,929,000	2,927,921
Post Holdings, Inc. (B)	4.500	09-15-31		7,390,000	6,283,495
Post Holdings, Inc. (B)	5.500	12-15-29		3,230,000	2,959,988
Post Holdings, Inc. (B)	5.625	01-15-28		12,510,000	11,884,500
Personal products 0.2%
Natura & Company Luxembourg Holdings Sarl (B)(C)	6.000	04-19-29		4,015,000	3,553,074
Natura Cosmeticos SA (B)	4.125	05-03-28		8,030,000	6,637,036
Energy 6.2%					243,244,962
Oil, gas and consumable fuels 6.2%
Aker BP ASA (B)	3.750	01-15-30		8,430,000	7,576,800
Cenovus Energy, Inc.	3.500	02-07-28	CAD	5,175,000	3,683,358
Cenovus Energy, Inc.	5.250	06-15-37		2,074,000	1,990,316
Cenovus Energy, Inc.	5.400	06-15-47		8,203,000	7,948,941
Cenovus Energy, Inc.	6.750	11-15-39		18,593,000	20,324,954
Cheniere Energy Partners LP	4.000	03-01-31		13,025,000	11,413,156
Cheniere Energy Partners LP	4.500	10-01-29		4,045,000	3,724,737
Continental Resources, Inc. (B)	2.875	04-01-32		12,374,000	9,650,291
Continental Resources, Inc. (B)	5.750	01-15-31		15,241,000	14,588,127
Ecopetrol SA	4.625	11-02-31		4,570,000	3,566,270
Ecopetrol SA	5.375	06-26-26		2,445,000	2,296,002
Ecopetrol SA	5.875	05-28-45		2,485,000	1,714,973
Ecopetrol SA	6.875	04-29-30		4,970,000	4,619,565
Enbridge, Inc.	3.125	11-15-29		10,080,000	9,109,897
EQT Corp. (B)	3.125	05-15-26		1,990,000	1,872,676
EQT Corp. (B)	3.625	05-15-31		23,315,000	20,581,433
EQT Corp.	3.900	10-01-27		3,283,000	3,107,753
Inversiones Latin America Power, Ltda. (B)	5.125	06-15-33		6,111,770	3,361,752
Kinder Morgan, Inc.	5.300	12-01-34		2,405,000	2,353,763
MC Brazil Downstream Trading SARL (B)	7.250	06-30-31		10,290,000	8,605,013
Medco Oak Tree Pte, Ltd. (B)	7.375	05-14-26		12,545,000	11,917,750
Occidental Petroleum Corp.	3.200	08-15-26		1,560,000	1,474,200
Occidental Petroleum Corp.	3.400	04-15-26		2,417,000	2,320,290
Occidental Petroleum Corp.	6.125	01-01-31		7,895,000	8,204,950
Occidental Petroleum Corp.	6.625	09-01-30		11,815,000	12,621,965
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	17

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp.	7.500	05-01-31		3,470,000	$3,908,591
Ovintiv, Inc.	6.500	08-15-34		8,760,000	9,038,183
Ovintiv, Inc.	6.500	02-01-38		5,700,000	5,839,798
Pertamina Persero PT (B)	3.100	01-21-30		2,700,000	2,413,241
Pertamina Persero PT (B)(C)	3.650	07-30-29		3,440,000	3,241,749
Petrorio Luxembourg Trading Sarl (B)	6.125	06-09-26		5,350,000	5,000,836
Qatar Energy (B)	2.250	07-12-31		3,925,000	3,422,090
Qatar Energy (B)	3.300	07-12-51		3,105,000	2,472,356
Southwestern Energy Company	5.700	01-23-25		166,000	166,002
The Williams Companies, Inc.	3.500	11-15-30		865,000	778,117
TransCanada PipeLines, Ltd.	1.000	10-12-24		6,470,000	6,031,274
TransCanada PipeLines, Ltd.	4.100	04-15-30		13,295,000	12,636,562
Transcontinental Gas Pipe Line Company LLC	3.250	05-15-30		875,000	782,118
Western Midstream Operating LP	4.300	02-01-30		9,845,000	8,885,113
Financials 8.1%					319,929,395
Banks 4.7%
Asian Development Bank	3.000	10-14-26	AUD	5,880,000	3,869,290
Banco Actinver SA (B)	4.800	12-18-32		2,360,000	1,416,000
Banco Actinver SA (B)	9.500	12-18-32	MXN	138,600,000	3,957,494
Banco Santander SA (4.750% to 11-12-26, then 5 Year CMT + 3.753%) (D)	4.750	11-12-26		4,200,000	3,347,400
Barclays PLC (4.375% to 3-15-28, then 5 Year CMT + 3.410%) (D)	4.375	03-15-28		4,037,000	3,028,734
BNG Bank NV	0.250	06-07-24	EUR	3,800,000	3,708,263
Citigroup, Inc. (3 month EURIBOR + 0.500%) (E)	0.331	03-21-23	EUR	4,120,000	4,144,039
European Investment Bank (SONIA + 0.350%) (E)	1.706	06-29-23	GBP	6,180,000	7,195,104
ING Groep NV (5.750% to 11-16-26, then 5 Year CMT + 4.342%) (D)	5.750	11-16-26		8,266,000	7,626,790
Inter-American Development Bank	2.700	01-29-26	AUD	5,932,000	3,897,223
Inter-American Development Bank	2.750	10-30-25	AUD	5,140,000	3,401,758
International Bank for Reconstruction & Development	1.800	01-19-27	CAD	6,585,000	4,629,731
International Bank for Reconstruction & Development	1.900	01-16-25	CAD	15,730,000	11,451,335
18	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
International Bank for Reconstruction & Development	2.875	11-30-26	NZD	7,530,000	$4,327,519
International Finance Corp.	0.375	09-10-25	NZD	12,980,000	7,030,026
International Finance Corp.	2.550	09-18-23	CNY	32,140,000	4,655,947
International Finance Corp.	3.600	02-24-26	AUD	14,185,000	9,611,822
Intesa Sanpaolo SpA (4.198% to 6-1-31, then 1 Year CMT + 2.600%) (B)	4.198	06-01-32		7,674,000	5,583,786
Lloyds Banking Group PLC (7.500% to 9-27-25, then 5 Year U.S. Swap Rate + 4.496%) (D)	7.500	09-27-25		3,359,000	3,256,349
NatWest Group PLC (4.600% to 6-28-31, then 5 Year CMT + 3.100%) (D)	4.600	06-28-31		3,486,000	2,613,550
Nordea Eiendomskreditt AS (3 month NIBOR + 0.300%) (E)	1.720	06-21-23	NOK	88,000,000	8,866,723
Nordea Eiendomskreditt AS (3 month NIBOR + 0.340%) (E)	1.780	06-19-24	NOK	110,000,000	11,097,350
Nordic Investment Bank	1.875	04-10-24	NOK	46,090,000	4,504,834
Popular, Inc. (C)	6.125	09-14-23		17,095,000	17,313,987
QNB Finance, Ltd.	3.500	03-28-24		4,285,000	4,235,345
Royal Bank of Canada (4.200% to 2-24-27, then 5 Year Canada Government Bond Yield + 2.710%) (D)	4.200	02-24-27	CAD	6,420,000	4,172,426
Shinhan Financial Group Company, Ltd. (2.875% to 5-12-26, then 5 Year CMT + 2.064%) (B)(D)	2.875	05-12-26		9,105,000	8,033,159
Societe Generale SA (6.750% to 4-6-28, then 5 Year U.S. Swap Rate + 3.929%) (B)(D)	6.750	04-06-28		1,550,000	1,393,085
U.S. Bancorp	0.850	06-07-24	EUR	18,550,000	18,096,089
U.S. Bancorp (3.700% to 1-15-27, then 5 Year CMT + 2.541%) (D)	3.700	01-15-27		10,827,000	9,059,936
Capital markets 1.3%
Deutsche Bank AG (6.000% to 10-30-25, then 5 Year CMT + 4.524%) (D)	6.000	10-30-25		2,400,000	1,954,800
MSCI, Inc. (B)	3.250	08-15-33		4,130,000	3,277,960
MSCI, Inc. (B)	3.625	09-01-30		15,070,000	12,783,644
MSCI, Inc. (B)	3.625	11-01-31		8,740,000	7,281,313
MSCI, Inc. (B)	3.875	02-15-31		7,940,000	6,804,122
The Goldman Sachs Group, Inc.	1.375	05-15-24	EUR	7,713,000	7,687,718
The Goldman Sachs Group, Inc.	2.000	11-01-28	EUR	2,510,000	2,290,374
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	19

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Capital markets (continued)
The Goldman Sachs Group, Inc.	3.375	03-27-25	EUR	1,960,000	$1,991,810
UBS Group AG (3.875% to 6-2-26, then 5 Year CMT + 3.098%) (B)(D)	3.875	06-02-26		4,967,000	4,131,526
UBS Group AG (4.375% to 2-10-31, then 5 Year CMT + 3.313%) (B)(D)	4.375	02-10-31		3,587,000	2,700,904
Consumer finance 0.0%
Capital One Financial Corp.	0.800	06-12-24	EUR	1,100,000	1,058,519
Diversified financial services 0.9%
Berkshire Hathaway Finance Corp.	2.375	06-19-39	GBP	7,150,000	6,365,736
Berkshire Hathaway, Inc., Zero Coupon	0.000	03-12-25	EUR	10,945,000	10,367,697
Mexico Remittances Funding Fiduciary Estate Management Sarl (B)	4.875	01-15-28		6,450,000	5,440,709
Swiss Insured Brazil Power Finance Sarl (B)	9.850	07-16-32	BRL	88,151,060	15,249,876
Insurance 1.1%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58		15,170,000	17,862,675
Chubb INA Holdings, Inc.	0.300	12-15-24	EUR	9,990,000	9,541,954
DB Insurance Company, Ltd.	3.512	05-25-24	KRW	10,000,000,000	7,328,101
DB Insurance Company, Ltd.	3.865	05-25-27	KRW	10,000,000,000	7,152,063
Mortgage real estate investment trusts 0.1%
Starwood Property Trust, Inc. (B)	4.375	01-15-27		3,520,000	3,132,800
Health care 4.1%					161,202,702
Health care equipment and supplies 0.9%
Becton Dickinson Euro Finance Sarl	1.208	06-04-26	EUR	8,910,000	8,377,787
DH Europe Finance II Sarl	0.450	03-18-28	EUR	14,445,000	12,671,976
Stryker Corp.	0.600	12-01-23		2,055,000	1,973,540
Stryker Corp.	1.150	06-15-25		6,455,000	5,960,037
Zimmer Biomet Holdings, Inc.	1.450	11-22-24		6,455,000	6,066,920
Health care providers and services 2.6%
Centene Corp.	2.500	03-01-31		9,265,000	7,392,729
Centene Corp.	3.000	10-15-30		15,295,000	12,783,561
Centene Corp.	3.375	02-15-30		16,980,000	14,560,350
Centene Corp.	4.625	12-15-29		2,625,000	2,472,855
HCA, Inc.	3.500	09-01-30		33,881,000	29,566,007
HCA, Inc.	4.125	06-15-29		13,845,000	12,744,822
HCA, Inc.	5.375	02-01-25		11,065,000	11,170,118
20	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services (continued)
Rede D’or Finance Sarl (B)	4.500	01-22-30		4,134,000	$3,658,590
Rede D’or Finance Sarl (B)(C)	4.950	01-17-28		4,356,000	4,078,305
UnitedHealth Group, Inc.	0.550	05-15-24		4,035,000	3,837,499
Life sciences tools and services 0.3%
Thermo Fisher Scientific, Inc.	0.500	03-01-28	EUR	6,585,000	5,859,505
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	3,288,000	3,216,807
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	4,947,000	4,781,091
Pharmaceuticals 0.3%
Allergan Funding SCS	1.250	06-01-24	EUR	6,760,000	6,504,053
Allergan Funding SCS	2.625	11-15-28	EUR	3,795,000	3,526,150
Industrials 4.1%					160,871,279
Aerospace and defense 1.1%
Airbus SE	1.625	06-09-30	EUR	2,740,000	2,495,663
DAE Funding LLC (B)	3.375	03-20-28		6,635,000	5,905,031
The Boeing Company	5.040	05-01-27		11,170,000	11,136,404
The Boeing Company	5.150	05-01-30		24,935,000	24,541,287
Air freight and logistics 0.3%
Hidrovias International Finance SARL (B)(C)	4.950	02-08-31		3,515,000	2,776,850
Simpar Europe SA (B)	5.200	01-26-31		3,245,000	2,633,350
Simpar Finance Sarl (B)	10.750	02-12-28	BRL	30,765,000	4,690,929
Airlines 1.6%
American Airlines, Inc. (B)	5.500	04-20-26		9,940,000	9,455,723
American Airlines, Inc. (B)	5.750	04-20-29		8,095,000	7,307,680
Delta Air Lines 2020-1 Class A Pass Through Trust	2.500	06-10-28		4,948,464	4,250,792
Delta Air Lines, Inc.	2.900	10-28-24		5,260,000	4,929,488
Delta Air Lines, Inc. (B)	4.500	10-20-25		2,110,000	2,066,740
Delta Air Lines, Inc. (B)	4.750	10-20-28		32,713,000	31,251,895
Delta Air Lines, Inc. (C)	7.375	01-15-26		1,655,000	1,688,100
Singapore Airlines, Ltd.	3.375	01-19-29		3,216,000	2,945,394
Building products 0.1%
Johnson Controls International PLC	0.375	09-15-27	EUR	2,590,000	2,258,705
Construction and engineering 0.2%
AECOM	5.125	03-15-27		8,062,000	7,820,140
Road and rail 0.3%
Canadian Pacific Railway Company	1.350	12-02-24		3,210,000	3,014,972
Indian Railway Finance Corp., Ltd. (B)	3.249	02-13-30		7,580,000	6,629,801
Movida Europe SA (B)	5.250	02-08-31		2,480,000	2,018,086
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	21

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Trading companies and distributors 0.5%
United Rentals North America, Inc.	3.875	02-15-31		11,355,000	$9,818,101
United Rentals North America, Inc.	4.000	07-15-30		7,265,000	6,310,753
United Rentals North America, Inc.	4.875	01-15-28		5,270,000	4,925,395
Information technology 1.2%					44,930,056
IT services 0.6%
Fidelity National Information Services, Inc.	1.000	12-03-28	EUR	4,800,000	4,100,462
Fidelity National Information Services, Inc.	1.500	05-21-27	EUR	9,625,000	8,880,314
Fiserv, Inc.	1.125	07-01-27	EUR	3,495,000	3,173,680
Gartner, Inc. (B)	3.750	10-01-30		5,220,000	4,476,150
Semiconductors and semiconductor equipment 0.1%
SK Hynix, Inc. (B)	1.500	01-19-26		4,935,000	4,377,179
Technology hardware, storage and peripherals 0.5%
Apple, Inc.	0.875	05-24-25	EUR	9,831,000	9,584,280
Atento Luxco 1 SA (B)	8.000	02-10-26		4,968,000	2,334,960
CDW LLC	4.250	04-01-28		1,655,000	1,532,017
Dell International LLC	8.350	07-15-46		5,348,000	6,471,014
Materials 4.2%					163,616,409
Chemicals 0.8%
Braskem Idesa SAPI (B)	6.990	02-20-32		5,090,000	3,944,750
Braskem Netherlands Finance BV (B)	4.500	01-31-30		5,509,000	4,889,238
Braskem Netherlands Finance BV (B)(C)	5.875	01-31-50		6,055,000	4,934,825
Ecolab, Inc.	1.000	01-15-24	EUR	4,270,000	4,246,151
FS Luxembourg Sarl (B)	10.000	12-15-25		8,820,000	9,089,468
Westlake Corp.	0.875	08-15-24		4,840,000	4,572,342
Construction materials 0.5%
Cemex SAB de CV (B)	3.875	07-11-31		12,495,000	10,521,602
St. Mary’s Cement, Inc. (B)	5.750	01-28-27		7,505,000	7,569,244
Containers and packaging 1.2%
Ardagh Metal Packaging Finance USA LLC (B)	3.250	09-01-28		9,710,000	8,374,875
Ball Corp.	2.875	08-15-30		10,485,000	8,504,069
Ball Corp.	4.875	03-15-26		8,590,000	8,312,328
Ball Corp.	5.250	07-01-25		10,520,000	10,493,805
Berry Global, Inc. (B)	5.625	07-15-27		6,805,000	6,645,083
Sealed Air Corp. (B)(C)	5.000	04-15-29		4,410,000	4,189,500
22	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Metals and mining 1.7%
Cleveland-Cliffs, Inc. (B)(C)	4.625	03-01-29		14,925,000	$13,249,296
Cleveland-Cliffs, Inc. (B)(C)	4.875	03-01-31		8,180,000	7,141,263
FMG Resources August 2006 Proprietary, Ltd. (B)	4.375	04-01-31		8,915,000	7,271,787
Freeport-McMoRan, Inc.	4.125	03-01-28		1,430,000	1,339,181
Freeport-McMoRan, Inc. (C)	4.625	08-01-30		10,030,000	9,285,095
Freeport-McMoRan, Inc.	5.450	03-15-43		19,505,000	17,558,869
Indonesia Asahan Aluminium Persero PT (B)	4.750	05-15-25		11,455,000	11,483,638
Real estate 1.7%					66,151,063
Equity real estate investment trusts 1.7%
American Tower Corp.	0.500	01-15-28	EUR	2,845,000	2,410,195
American Tower Corp.	1.950	05-22-26	EUR	3,650,000	3,510,294
Crown Castle, Inc.	1.350	07-15-25		1,606,000	1,471,653
Crown Castle, Inc.	2.250	01-15-31		2,550,000	2,070,931
Host Hotels & Resorts LP	3.375	12-15-29		7,065,000	6,045,978
Host Hotels & Resorts LP	3.500	09-15-30		2,575,000	2,182,119
SBA Communications Corp.	3.125	02-01-29		9,770,000	8,049,747
SBA Communications Corp.	3.875	02-15-27		22,055,000	20,076,159
VICI Properties LP (B)	4.125	08-15-30		9,945,000	8,744,181
VICI Properties LP (B)	4.625	12-01-29		4,345,000	4,013,694
VICI Properties LP	5.125	05-15-32		7,950,000	7,576,112
Utilities 2.3%					91,656,933
Electric utilities 1.2%
Chile Electricity PEC SpA (B)(F)	6.436	01-25-28		2,925,000	2,078,107
EDP Finance BV	0.375	09-16-26	EUR	1,315,000	1,197,367
FirstEnergy Corp.	4.400	07-15-27		9,045,000	8,570,138
FirstEnergy Corp.	7.375	11-15-31		12,300,000	14,435,096
Israel Electric Corp., Ltd. (B)	3.750	02-22-32		5,380,000	4,975,220
Israel Electric Corp., Ltd. (B)	6.875	06-21-23		4,565,000	4,655,916
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (B)	4.125	05-15-27		12,660,000	12,255,513
Independent power and renewable electricity producers 0.8%
DPL, Inc.	4.125	07-01-25		13,920,000	13,134,494
Greenko Dutch BV (B)(C)	3.850	03-29-26		5,892,750	4,979,374
Greenko Solar Mauritius, Ltd. (B)	5.550	01-29-25		5,260,000	4,760,300
Greenko Wind Projects Mauritius, Ltd. (B)	5.500	04-06-25		7,965,000	7,168,500
The AES Corp. (B)	3.950	07-15-30		1,650,000	1,507,275
Multi-utilities 0.3%
DTE Energy Company	1.050	06-01-25		3,400,000	3,111,377
E.ON SE	0.375	09-29-27	EUR	3,200,000	2,819,635
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	23

	Rate (%)	Maturity date		Par value^	Value
Utilities (continued)
Multi-utilities (continued)
Engie SA	0.375	06-21-27	EUR	3,300,000	$2,942,534

WEC Energy Group, Inc.	0.800	03-15-24		3,220,000	3,066,087
Convertible bonds 1.9%					$74,418,871
(Cost $83,659,651)
Communication services 0.6%					25,895,997
Media 0.6%
Liberty Broadband Corp. (B)	1.250	09-30-50		12,375,000	11,725,313
Liberty Broadband Corp. (B)	2.750	09-30-50		8,550,000	8,280,370
Liberty Media Corp. (B)	0.500	12-01-50		5,085,000	5,890,314
Consumer discretionary 0.2%					6,595,731
Specialty retail 0.2%
Burlington Stores, Inc.	2.250	04-15-25		6,365,000	6,595,731
Industrials 1.1%					41,927,143
Airlines 0.9%
Air Canada	4.000	07-01-25		5,160,000	5,750,820
American Airlines Group, Inc. (C)	6.500	07-01-25		14,450,000	15,634,900
Southwest Airlines Company	1.250	05-01-25		9,450,000	11,807,775
Road and rail 0.2%

Uber Technologies, Inc. (F)	4.727	12-15-25		10,190,000	8,733,648
Capital preferred securities 0.1%					$5,330,641
(Cost $6,281,380)
Financials 0.1%					5,330,641
Banks 0.1%

USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) (D)(E)	3.532	10-03-22		7,014,000	5,330,641
Term loans (G) 9.1%					$358,503,244
(Cost $370,169,052)
Communication services 1.0%					39,760,612
Entertainment 0.2%
WMG Acquisition Corp., 2021 Term Loan G (1 month LIBOR + 2.125%)	4.649	01-20-28		9,805,000	9,531,244
Media 0.5%
AP Core Holdings II LLC, Amortization Term Loan B1 (1 month LIBOR + 5.500%)	8.024	09-01-27		7,252,438	6,846,301
AP Core Holdings II LLC, High-Yield Term Loan B2 (1 month LIBOR + 5.500%)	8.024	09-01-27		5,215,000	4,932,503
24	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Univision Communications, Inc., 2021 First Lien Term Loan B (1 month LIBOR + 3.250%)	5.274	03-15-26	7,198,821	$7,021,442
Univision Communications, Inc., 2022 First Lien Term Loan B (3 month SOFR + 4.250%)	6.254	06-08-29	845,000	828,100
Wireless telecommunication services 0.3%
SBA Senior Finance II LLC, 2018 Term Loan B (1 month LIBOR + 1.750%)	4.280	04-11-25	10,865,154	10,601,022
Consumer discretionary 3.3%				130,386,862
Diversified consumer services 0.3%
APX Group, Inc., 2021 Term Loan B (Prime rate + 2.250% and 1 month LIBOR + 3.250%)	5.628	07-10-28	3,816,163	3,710,607
Whatabrands LLC, 2021 Term Loan B (1 month LIBOR + 3.250%)	5.774	08-03-28	8,341,085	7,895,337
Hotels, restaurants and leisure 2.1%
Aramark Services, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%)	4.274	03-11-25	16,612,000	16,362,820
Bally’s Corp., 2021 Term Loan B (1 month LIBOR + 3.250%)	5.623	10-02-28	5,298,375	5,041,404
Carnival Corp., 2021 Incremental Term Loan B (6 month LIBOR + 3.250%)	6.127	10-18-28	4,994,900	4,645,257
Carnival Corp., USD Term Loan B (6 month LIBOR + 3.000%)	5.877	06-30-25	11,316,300	10,757,614
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B (1 month LIBOR + 3.000%)	5.524	08-02-28	1,424,942	1,391,698
Hilton Worldwide Finance LLC, 2019 Term Loan B2 (1 month LIBOR + 1.750%)	4.194	06-22-26	7,725,000	7,547,325
KFC Holding Company, 2021 Term Loan B (1 month LIBOR + 1.750%)	4.127	03-15-28	16,102,708	15,973,887
Marriott Ownership Resorts, Inc., 2019 Term Loan B (1 month LIBOR + 1.750%)	4.274	08-29-25	8,170,000	7,949,410
New Red Finance, Inc., Term Loan B4 (1 month LIBOR + 1.750%)	4.274	11-19-26	15,785,850	15,308,960
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	25

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Household durables 0.1%
Hunter Douglas, Inc., USD Term Loan B1 (3 month SOFR + 3.500%)	6.340	02-26-29	6,047,000	$4,855,127
Specialty retail 0.5%
Burlington Coat Factory Warehouse Corp., 2021 Term Loan B6 (1 month LIBOR + 2.000%)	4.530	06-24-28	9,682,200	9,480,520
RH, Term Loan B (1 month LIBOR + 2.500%)	5.024	10-20-28	9,576,692	8,800,980
Textiles, apparel and luxury goods 0.3%
Patagonia Holdco LLC, Term Loan B (3 month SOFR + 5.750%)	8.386	08-01-29	6,305,000	5,332,958
Patagonia Holdco LLC, Term Loan B1 (3 month SOFR + 5.750%)	8.386	08-01-29	6,305,000	5,332,958
Energy 0.4%				14,039,507
Oil, gas and consumable fuels 0.4%
Pilot Travel Centers LLC, 2021 Term Loan B (1 month SOFR + 2.000%)	4.555	08-04-28	14,339,050	14,039,507
Financials 0.3%				10,290,065
Insurance 0.3%
Asurion LLC, 2021 Second Lien Term Loan B4 (1 month LIBOR + 5.250%)	7.774	01-20-29	6,760,000	5,737,550
Asurion LLC, 2021 Term Loan B9 (1 month LIBOR + 3.250%)	5.774	07-31-27	4,984,524	4,552,515
Health care 1.5%				59,242,957
Biotechnology 0.2%
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B (1 month LIBOR + 2.000%)	4.524	11-15-27	7,930,000	7,656,891
Health care equipment and supplies 0.3%
Medline Borrower LP, USD Term Loan B (1 month LIBOR + 3.250%)	5.774	10-23-28	12,782,963	12,173,471
Health care technology 0.1%
athenahealth, Inc., 2022 Term Loan B (1 month SOFR + 3.500%)	5.800	02-15-29	2,806,000	2,679,730
Life sciences tools and services 0.2%
ICON Luxembourg Sarl, LUX Term Loan (3 month LIBOR + 2.250%)	4.563	07-03-28	6,760,269	6,647,034
26	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Life sciences tools and services (continued)
ICON Luxembourg Sarl, US Term Loan (3 month LIBOR + 2.250%)	4.563	07-03-28	1,669,187	$1,641,228
Pharmaceuticals 0.7%
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%)	6.024	05-05-28	8,540,850	8,366,958
Organon & Company, USD Term Loan (3 month LIBOR + 3.000%)	4.625	06-02-28	12,827,385	12,667,043
Padagis LLC, Term Loan B (3 month LIBOR + 4.750%)	7.043	07-06-28	7,193,412	6,581,972
Perrigo Investments LLC, Term Loan B (H)	TBD	04-20-29	837,000	828,630
Industrials 2.1%				84,580,775
Airlines 1.2%
AAdvantage Loyalty IP, Ltd., 2021 Term Loan (3 month LIBOR + 4.750%)	7.460	04-20-28	14,920,000	14,665,166
Air Canada, 2021 Term Loan B (3 month LIBOR + 3.500%)	6.421	08-11-28	9,450,000	9,120,951
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%)	7.313	06-21-27	8,835,000	8,960,634
United Airlines, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%)	6.533	04-21-28	14,772,577	14,337,672
Building products 0.1%
JELD-WEN, Inc., 2021 Term Loan B (1 month LIBOR + 2.250%)	4.743	07-28-28	3,494,700	3,266,077
Commercial services and supplies 0.1%
Clean Harbors, Inc., 2021 Incremental Term Loan B (1 month LIBOR + 2.000%)	4.524	10-08-28	1,779,850	1,767,622
MillerKnoll, Inc., Term Loan B (1 month LIBOR + 2.000%)	4.524	07-19-28	4,391,825	4,249,091
Machinery 0.1%
Brown Group Holding LLC, Term Loan B (1 month LIBOR + 2.500%)	5.024	06-07-28	5,426,893	5,327,418
Professional services 0.1%
Trans Union LLC, 2021 Term Loan B6 (1 month LIBOR + 2.250%)	4.774	12-01-28	2,286,058	2,240,748
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	27

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Road and rail 0.5%
Avis Budget Car Rental LLC, 2022 Term Loan C (1 month SOFR + 3.500%)	6.059	03-16-29	4,837,875	$4,732,071
The Hertz Corp., 2021 Term Loan B (1 month LIBOR + 3.250%)	5.780	06-30-28	12,729,970	12,409,684
The Hertz Corp., 2021 Term Loan C (1 month LIBOR + 3.250%)	5.780	06-30-28	2,423,420	2,362,447
Trading companies and distributors 0.0%
Setanta Aircraft Leasing DAC, Term Loan B (3 month LIBOR + 2.000%)	4.250	11-05-28	1,163,000	1,141,194
Information technology 0.2%				9,667,002
Software 0.2%
Central Parent, Inc., 2022 USD Term Loan B (3 month SOFR + 4.500%)	6.610	07-06-29	2,505,000	2,438,542
Quest Software, Inc., 2022 Term Loan (3 month SOFR + 4.250%)	5.780	02-01-29	7,975,000	7,228,460
Materials 0.3%				10,535,464
Containers and packaging 0.3%

Berry Global, Inc., 2021 Term Loan Z (3 month LIBOR + 1.750%)	4.178	07-01-26	10,790,000	10,535,464
Collateralized mortgage obligations 4.2%				$165,586,080
(Cost $167,308,927)
Commercial and residential 2.7%				107,289,704
Arroyo Mortgage Trust
Series 2019-1, Class A1 (B)(I)	3.805	01-25-49	4,231,553	4,059,793
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (B)(E)	4.627	05-15-39	3,145,000	3,081,363
BX Commercial Mortgage Trust
Series 2019-XL, Class A (1 month LIBOR + 0.920%) (B)(E)	3.311	10-15-36	16,993,307	16,791,075
Series 2021-CIP, Class A (1 month LIBOR + 0.921%) (B)(E)	3.312	12-15-38	4,955,000	4,806,352
Series 2021-VOLT, Class A (1 month LIBOR + 0.700%) (B)(E)	3.091	09-15-36	5,650,000	5,457,973
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class A (1 month LIBOR + 1.070%) (B)(E)	3.461	12-15-37	3,840,900	3,792,881
28	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
COLT Mortgage Loan Trust
Series 2022-5, Class A1 (B)(I)	4.550	04-25-67	3,871,666	$3,784,902
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A (1 month LIBOR + 0.980%) (B)(E)	3.371	05-15-36	10,930,000	10,805,564
Series 2019-NQM1, Class A1 (2.656% to 11-1-23, then 3.656% thereafter) (B)	2.656	10-25-59	1,168,521	1,123,092
GCAT Trust
Series 2022-NQM4, Class A1 (B)(I)	5.269	09-25-67	4,205,000	4,197,634
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (B)	0.350	05-19-47	3,455,147	35,869
Series 2007-4, Class ES IO	0.350	07-19-47	3,638,973	47,693
Series 2007-6, Class ES IO (B)	0.343	08-19-37	3,731,640	47,088
InTown Mortgage Trust
Series 2022-STAY, Class B (1 month CME Term SOFR + 3.286%) (B)(E)	5.536	08-15-37	6,535,000	6,494,492
Life Mortgage Trust
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (B)(E)	3.603	05-15-39	12,924,000	12,681,030
Series 2022-BMR2, Class B (1 month CME Term SOFR + 1.794%) (B)(E)	4.101	05-15-39	11,605,000	11,354,814
Series 2022-BMR2, Class D (1 month CME Term SOFR + 2.542%) (B)(E)	4.849	05-15-39	9,305,000	8,956,080
Morgan Stanley Mortgage Loan Trust
Series 2004-9, Class 1A (I)	5.322	11-25-34	854,732	860,063
Verus Securitization Trust
Series 2022-4, Class A2 (B)(I)	4.740	04-25-67	5,347,629	5,222,192
Series 2022-INV1, Class A1 (B)(I)	5.041	08-25-67	3,705,000	3,689,754
U.S. Government Agency 1.5%				58,296,376
Federal Home Loan Mortgage Corp.
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (B)(E)	4.183	04-25-42	7,560,504	7,599,318
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%) (B)(E)	4.383	05-25-42	8,142,882	8,168,055
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (B)(E)	5.533	05-25-42	12,260,000	12,260,001
Series 2022-HQA1, Class M1B (1 month SOFR + 3.500%) (B)(E)	5.683	03-25-42	3,825,000	3,791,223
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	29

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2022-HQA3, Class M1B (1 month SOFR + 3.550%) (B)(E)	5.358	08-25-42	5,665,000	$5,608,225
Federal National Mortgage Association
Series 2022-R01, Class 1M1 (1 month SOFR + 1.000%) (B)(E)	3.183	12-25-41	2,300,258	2,272,112
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%) (B)(E)	4.283	03-25-42	1,136,235	1,135,701
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%) (B)(E)	4.183	03-25-42	2,330,751	2,328,210
Series 2022-R05, Class 2M2 (1 month SOFR + 3.000%) (B)(E)	5.183	04-25-42	10,960,000	10,795,501

Series 2022-R06, Class 1M1 (1 month SOFR + 2.750%) (B)(E)	4.933	05-25-42	4,268,002	4,338,030
Asset backed securities 1.1%				$40,323,624
(Cost $41,993,546)
Asset backed securities 1.1%				40,323,624
DB Master Finance LLC
Series 2019-1A, Class A2II (B)	4.021	05-20-49	5,679,350	5,412,239
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2II (B)	4.474	10-25-45	5,720,975	5,546,903
FirstKey Homes Trust
Series 2020-SFR2, Class A (B)	1.266	10-19-37	3,656,718	3,358,120
Home Partners of America Trust
Series 2019-1, Class B (B)	3.157	09-17-39	4,088,856	3,756,318
Jack in the Box Funding LLC
Series 2019-1A, Class A2II (B)	4.476	08-25-49	6,909,775	6,500,143
MVW Owner Trust
Series 2018-1A, Class A (B)	3.450	01-21-36	1,986,480	1,946,803
Taco Bell Funding LLC
Series 2016-1A, Class A23 (B)	4.970	05-25-46	13,951,938	13,803,098

	Shares	Value
Common stocks 1.0%		$37,614,855
(Cost $56,070,165)
Communication services 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (J)(K)	110,794	0
Consumer discretionary 0.1%		4,401,066
Automobiles 0.1%
General Motors Company	115,181	4,401,066
30	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 0.2%		$5,751,558
Banks 0.2%
U.S. Bancorp	126,103	5,751,558
Industrials 0.3%		11,971,926
Aerospace and defense 0.2%
The Boeing Company (K)	51,044	8,179,801
Airlines 0.1%
Delta Air Lines, Inc. (K)	122,051	3,792,125
Real estate 0.1%		3,701,124
Equity real estate investment trusts 0.1%
Americold Realty Trust, Inc.	125,803	3,701,124
Utilities 0.3%		11,789,181
Multi-utilities 0.3%

Algonquin Power & Utilities Corp.	264,450	11,789,181
Preferred securities 3.4%		$135,028,950
(Cost $141,827,843)
Communication services 0.5%		18,709,833
Media 0.5%
2020 Cash Mandatory Exchangeable Trust, 5.250% (B)	12,455	14,841,129
Paramount Global, 5.750%	100,800	3,868,704
Financials 0.8%		30,527,580
Banks 0.6%
U.S. Bancorp, 3.532% (Greater of 3 month LIBOR + 1.020% or 3.500%) (E)	12,425	9,251,779
Valley National Bancorp, 5.500% (5.500% to 9-30-22, then 3 month LIBOR + 3.578%)	272,325	6,443,210
Wells Fargo & Company, 5.850% (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	228,245	5,480,162
Capital markets 0.2%
KKR & Company, Inc., 6.000%	50,000	3,112,000
Stifel Financial Corp., 4.500%	347,850	6,240,429
Health care 0.4%		18,006,292
Health care equipment and supplies 0.1%
Becton, Dickinson and Company, 6.000%	113,050	5,709,025
Life sciences tools and services 0.3%
Danaher Corp., 5.000% (C)	8,740	12,297,267
Information technology 0.0%		2,360,464
IT services 0.0%
Sabre Corp., 6.500%	24,800	2,360,464
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	31

	Shares	Value
Utilities 1.7%		$65,424,781
Electric utilities 1.3%
American Electric Power Company, Inc., 6.125% (C)	247,150	13,620,437
NextEra Energy, Inc., 5.279%	554,400	28,850,976
NextEra Energy, Inc., 6.219%	183,350	9,602,040
Independent power and renewable electricity producers 0.4%
The AES Corp., 6.875%	137,600	13,351,328

	Contracts/ Notional amount	Value
Purchased options 0.0%		$431,305
(Cost $1,696,426)
Puts 0.0%		431,305
Over the Counter Option on USD vs. CAD (Expiration Date: 12-12-22; Strike Price: $1.24; Counterparty: Goldman Sachs International) (K)(L)	63,582,000	54,045
Over the Counter Option on USD vs. JPY (Expiration Date: 4-5-23; Strike Price: $120.50; Counterparty: Goldman Sachs International) (K)(L)	94,670,000	377,260

	Yield (%)	Shares	Value
Short-term investments 3.4%			$135,402,725
(Cost $135,498,655)
Short-term funds 3.4%			135,402,725
John Hancock Collateral Trust (M)	2.3160(N)	13,549,215	135,402,725

Total investments (Cost $4,416,891,013) 99.4%	$3,906,571,922
Other assets and liabilities, net 0.6%	23,695,591
Total net assets 100.0%	$3,930,267,513

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
32	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,229,766,932 or 31.3% of the fund’s net assets as of 8-31-22.
(C)	All or a portion of this security is on loan as of 8-31-22.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(K)	Non-income producing security.
(L)	For this type of option, notional amounts are equivalent to number of contracts.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Cash collateral received for securities lending amounted to $59,464,242.
(N)	The rate shown is the annualized seven-day yield as of 8-31-22.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	33

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro-BTP Italian Government Bond Futures	78	Long	Sep 2022	$9,785,792	$9,367,926	$(417,866)
10-Year U.S. Treasury Note Futures	203	Short	Dec 2022	(23,923,559)	(23,731,969)	191,590
German Euro BUND Futures	108	Short	Sep 2022	(16,490,659)	(16,059,709)	430,950
U.S. Treasury Long Bond Futures	638	Short	Dec 2022	(87,564,499)	(86,668,313)	896,186
						$1,100,860
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	17,169,211	USD	11,892,769	CIBC	9/21/2022	—	$(141,329)
AUD	30,115,067	USD	20,861,243	CITI	9/21/2022	—	(249,031)
AUD	25,519,140	USD	17,496,602	GSI	9/21/2022	—	(30,066)
AUD	20,303,392	USD	14,097,249	JPM	9/21/2022	—	(200,623)
AUD	73,460,874	USD	50,494,974	MSCS	9/21/2022	—	(214,790)
AUD	91,201,740	USD	63,741,319	SSB	9/21/2022	—	(1,318,425)
AUD	60,750,053	USD	42,068,122	UBS	9/21/2022	—	(487,840)
BRL	89,572,277	USD	16,639,505	CITI	9/21/2022	$499,578	—
BRL	90,191,415	USD	16,640,829	SSB	9/21/2022	616,722	—
CAD	51,729,092	USD	40,724,697	CIBC	9/21/2022	—	(1,343,021)
CAD	38,728,231	USD	29,916,250	CITI	9/21/2022	—	(432,209)
CAD	42,842,248	USD	33,514,351	JPM	9/21/2022	—	(898,284)
CAD	38,806,708	USD	30,122,500	MSCS	9/21/2022	—	(578,714)
CAD	19,423,946	USD	15,003,125	RBC	9/21/2022	—	(215,555)
CAD	50,740,329	USD	39,485,613	SSB	9/21/2022	—	(856,688)
CAD	38,515,532	USD	30,122,500	UBS	9/21/2022	—	(800,388)
COP	42,173,460,294	USD	10,041,300	CITI	9/21/2022	—	(546,467)
EUR	9,746,063	NOK	95,422,729	GSI	9/21/2022	201,257	—
EUR	23,390,551	NOK	229,342,474	JPM	9/21/2022	450,008	—
EUR	6,251,443	USD	6,623,169	BMO	9/21/2022	—	(332,956)
EUR	47,178,227	USD	49,628,424	CIBC	9/21/2022	—	(2,157,609)
EUR	43,069,698	USD	45,612,701	CITI	9/21/2022	—	(2,275,895)
EUR	53,728,139	USD	56,848,410	GSI	9/21/2022	—	(2,787,061)
EUR	85,906,962	USD	90,356,577	HUS	9/21/2022	—	(3,916,839)
EUR	42,678,664	USD	44,255,543	JPM	9/21/2022	—	(1,312,196)
EUR	115,202,033	USD	120,336,733	MSCS	9/21/2022	—	(4,420,245)
EUR	34,441,115	USD	35,105,712	RBC	9/21/2022	—	(451,001)
EUR	158,918,269	USD	166,340,712	SSB	9/21/2022	—	(6,436,869)
EUR	83,791,965	USD	88,088,194	UBS	9/21/2022	—	(3,776,573)
34	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
GBP	24,191,551	USD	28,549,410	CITI	9/21/2022	—	$(436,056)
GBP	16,988,354	USD	20,069,026	HUS	9/21/2022	—	(326,612)
GBP	14,958,750	USD	17,613,928	MSCS	9/21/2022	—	(230,147)
GBP	9,232,801	USD	10,893,598	RBC	9/21/2022	—	(164,025)
GBP	2,616,094	USD	3,184,204	SSB	9/21/2022	—	(144,003)
GBP	31,576,042	USD	37,231,870	UBS	9/21/2022	—	(536,892)
JPY	1,409,519,038	USD	10,466,078	GSI	9/21/2022	—	(305,313)
JPY	8,210,433,513	USD	61,469,012	JPM	9/21/2022	—	(2,282,665)
JPY	1,975,372,874	USD	15,002,500	MSCS	9/21/2022	—	(762,679)
JPY	2,001,870,590	USD	15,002,500	SCB	9/21/2022	—	(571,666)
JPY	1,381,256,782	USD	10,264,889	SSB	9/21/2022	—	(307,858)
JPY	1,394,553,030	USD	10,468,124	UBS	9/21/2022	—	(415,245)
MXN	115,373,163	USD	5,475,478	UBS	9/21/2022	$230,740	—
NOK	15,064,250	SEK	15,409,191	MSCS	9/21/2022	69,528	—
NZD	16,711,588	AUD	15,100,600	CIBC	9/21/2022	—	(111,127)
NZD	16,704,284	AUD	15,100,600	CITI	9/21/2022	—	(115,596)
NZD	16,737,535	AUD	15,100,600	MSCS	9/21/2022	—	(95,252)
NZD	38,608,898	USD	24,289,263	BARC	9/21/2022	—	(667,632)
NZD	19,304,449	USD	12,096,656	CIBC	9/21/2022	—	(285,841)
NZD	34,720,132	USD	21,878,525	CITI	9/21/2022	—	(636,113)
NZD	38,608,898	USD	24,524,797	MSCS	9/21/2022	—	(903,166)
SEK	15,521,158	NOK	15,064,250	JPM	9/21/2022	—	(59,014)
SGD	2,754,584	USD	1,982,000	BNY	9/21/2022	—	(10,707)
SGD	1,728,747	USD	1,230,718	CIBC	9/21/2022	6,444	—
SGD	98,630,881	USD	70,492,557	CITI	9/21/2022	91,755	—
SGD	42,293,102	USD	30,231,005	HUS	9/21/2022	35,677	—
SGD	109,452,554	USD	78,147,665	JPM	9/21/2022	181,079	—
SGD	15,649,146	USD	11,178,186	MSCS	9/21/2022	20,986	—
SGD	28,355,884	USD	20,242,002	UBS	9/21/2022	50,634	—
USD	50,917,635	AUD	72,948,651	ANZ	9/21/2022	988,042	—
USD	14,056,671	AUD	19,534,874	CIBC	9/21/2022	686,055	—
USD	44,828,131	AUD	65,216,077	CITI	9/21/2022	191,087	—
USD	17,466,857	AUD	24,753,144	GSI	9/21/2022	524,605	—
USD	19,252,794	AUD	28,204,230	HUS	9/21/2022	—	(51,549)
USD	12,432,532	AUD	18,408,586	JPM	9/21/2022	—	(167,197)
USD	31,909,892	AUD	46,584,608	MSCS	9/21/2022	25,127	—
USD	78,787,847	AUD	110,247,541	SSB	9/21/2022	3,329,084	—
USD	56,968,549	BRL	285,360,582	CITI	9/21/2022	2,366,624	—
USD	12,759,684	BRL	66,319,415	SSB	9/21/2022	69,888	—
USD	9,086,899	CAD	11,830,370	CIBC	9/21/2022	80,365	—
USD	14,808,960	CAD	18,637,300	CITI	9/21/2022	620,269	—
USD	9,086,899	CAD	11,892,942	GSI	9/21/2022	32,729	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	35

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	52,083,650	CAD	65,866,567	HUS	9/21/2022	$1,939,027	—
USD	15,061,250	CAD	19,317,101	JPM	9/21/2022	355,022	—
USD	39,003,149	CAD	50,382,569	MSCS	9/21/2022	646,589	—
USD	82,015,224	CAD	105,305,015	RBC	9/21/2022	1,845,868	—
USD	30,122,500	CAD	38,879,081	SCB	9/21/2022	523,617	—
USD	14,958,125	CAD	19,103,395	SSB	9/21/2022	414,592	—
USD	27,260,697	CAD	35,551,456	UBS	9/21/2022	195,154	—
USD	5,250,669	COP	20,390,972,496	CITI	9/21/2022	659,894	—
USD	25,958,974	COP	100,362,364,920	SSB	9/21/2022	3,363,628	—
USD	67,458,551	EUR	64,226,476	BARC	9/21/2022	2,833,757	—
USD	91,242,448	EUR	85,776,219	CIBC	9/21/2022	4,934,265	—
USD	90,053,864	EUR	85,557,435	CITI	9/21/2022	3,965,822	—
USD	38,095,258	EUR	37,329,753	GSI	9/21/2022	533,995	—
USD	117,073,588	EUR	110,869,286	HUS	9/21/2022	5,516,719	—
USD	104,374,376	EUR	99,938,473	JPM	9/21/2022	3,816,110	—
USD	125,167,709	EUR	119,646,240	MSCS	9/21/2022	4,779,451	—
USD	22,635,201	EUR	21,420,124	RBC	9/21/2022	1,082,235	—
USD	339,555,047	EUR	318,907,310	SSB	9/21/2022	18,669,949	—
USD	58,625,934	EUR	56,397,515	UBS	9/21/2022	1,878,655	—
USD	11,135,959	GBP	9,219,878	CITI	9/21/2022	421,404	—
USD	62,632,757	GBP	50,630,356	JPM	9/21/2022	3,794,484	—
USD	36,041,624	GBP	30,079,350	MSCS	9/21/2022	1,085,974	—
USD	33,417,080	GBP	27,659,634	RBC	9/21/2022	1,273,416	—
USD	17,740,330	GBP	14,958,750	UBS	9/21/2022	356,549	—
USD	10,520,268	JPY	1,419,885,267	BMO	9/21/2022	284,778	—
USD	10,468,124	JPY	1,381,479,390	CITI	9/21/2022	509,488	—
USD	20,937,971	JPY	2,791,103,156	GSI	9/21/2022	817,815	—
USD	45,939,488	JPY	6,085,695,222	JPM	9/21/2022	2,069,689	—
USD	35,582,952	JPY	4,688,051,062	MSCS	9/21/2022	1,788,315	—
USD	14,950,875	JPY	1,946,801,277	SCB	9/21/2022	917,017	—
USD	25,471,143	JPY	3,366,084,300	SSB	9/21/2022	1,206,135	—
USD	2,849,160	MXN	59,790,248	JPM	9/21/2022	—	$(107,994)
USD	46,996,973	MXN	940,009,953	UBS	9/21/2022	505,211	—
USD	12,263,454	NZD	19,250,379	ANZ	9/21/2022	485,719	—
USD	9,464,173	NZD	15,100,512	CIBC	9/21/2022	225,404	—
USD	12,425,996	NZD	19,860,193	CITI	9/21/2022	275,167	—
USD	14,522,641	NZD	22,543,922	MSCS	9/21/2022	729,856	—
USD	6,045,174	NZD	9,393,301	SSB	9/21/2022	298,181	—
USD	62,063,417	NZD	96,603,626	UBS	9/21/2022	2,959,549	—
USD	40,826,180	SGD	56,782,842	ANZ	9/21/2022	190,045	—
USD	10,153,900	SGD	14,154,456	BARC	9/21/2022	24,390	—
USD	10,291,199	SGD	14,306,166	CIBC	9/21/2022	53,119	—
36	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	47,637,597	SGD	66,150,363	CITI	9/21/2022	$297,679	—
USD	20,518,380	SGD	28,480,947	HUS	9/21/2022	136,244	—
USD	61,124,415	SGD	84,928,000	JPM	9/21/2022	346,448	—
USD	29,994,064	SGD	41,666,341	MSCS	9/21/2022	175,918	—
USD	10,153,900	SGD	14,088,638	SSB	9/21/2022	71,492	—
USD	40,826,180	SGD	56,776,376	UBS	9/21/2022	194,673	—
						$90,816,791	$(45,875,023)
WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)	Currency	Exercise price	Expiration date	Notional amount*	Premium	Value
Puts
Euro vs. U.S. Dollar	CITI	EUR	1.04	Sep 2022	68,900,000	$724,168	$(2,071,970)
U.S. Dollar vs. Japanese Yen	GSI	USD	112.75	Apr 2023	94,670,000	564,233	(111,521)
						$1,288,401	$(2,183,491)
* For this type of option, notional amounts are equivalent to number of contracts.

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BARC	Barclays Bank PLC
BMO	Bank of Montreal
BNY	The Bank of New York Mellon
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	37

JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
UBS	UBS AG
At 8-31-22, the aggregate cost of investments for federal income tax purposes was $4,483,518,694. Net unrealized depreciation aggregated to $533,087,635, of which $52,530,389 related to gross unrealized appreciation and $585,618,024 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
38	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-22

Assets
Unaffiliated investments, at value (Cost $4,281,392,358) including $58,174,683 of securities loaned	$3,771,169,197
Affiliated investments, at value (Cost $135,498,655)	135,402,725
Total investments, at value (Cost $4,416,891,013)	3,906,571,922
Unrealized appreciation on forward foreign currency contracts	90,816,791
Receivable for futures variation margin	316,552
Cash	605,762
Foreign currency, at value (Cost $1,399,759)	1,376,386
Collateral held at broker for futures contracts	3,501,412
Collateral segregated at custodian for OTC derivative contracts	1,290,000
Dividends and interest receivable	34,260,495
Receivable for fund shares sold	4,237,123
Receivable for investments sold	80,585,875
Receivable for securities lending income	91,947
Other assets	215,934
Total assets	4,123,870,199
Liabilities
Unrealized depreciation on forward foreign currency contracts	45,875,023
Written options, at value (Premiums received $1,288,401)	2,183,491
Distributions payable	182,450
Payable for investments purchased	68,024,702
Payable for delayed delivery securities purchased	4,032,898
Payable for fund shares repurchased	12,465,745
Payable upon return of securities loaned	59,535,774
Payable to affiliates
Accounting and legal services fees	142,628
Transfer agent fees	234,744
Distribution and service fees	994
Trustees’ fees	3,659
Other liabilities and accrued expenses	920,578
Total liabilities	193,602,686
Net assets	$3,930,267,513
Net assets consist of
Paid-in capital	$4,516,863,015
Total distributable earnings (loss)	(586,595,502)
Net assets	$3,930,267,513

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	39

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($326,029,220 ÷ 33,120,664 shares)[1]	$9.84
Class C ($42,568,176 ÷ 4,323,571 shares)[1]	$9.85
Class I ($1,745,820,943 ÷ 177,337,709 shares)	$9.84
Class R2 ($4,910,192 ÷ 498,421 shares)	$9.85
Class R6 ($172,947,560 ÷ 17,555,304 shares)	$9.85
Class NAV ($1,637,991,422 ÷ 166,459,991 shares)	$9.84
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.25

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
40	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-22

Investment income
Interest	$143,053,079
Dividends	11,787,769
Dividends from affiliated investments	249,704
Securities lending	347,882
Less foreign taxes withheld	(1,141,831)
Total investment income	154,296,603
Expenses
Investment management fees	28,410,792
Distribution and service fees	1,714,615
Accounting and legal services fees	644,543
Transfer agent fees	2,673,271
Trustees’ fees	73,197
Custodian fees	872,757
State registration fees	219,400
Printing and postage	96,947
Professional fees	217,919
Other	228,708
Total expenses	35,152,149
Less expense reductions	(2,158,462)
Net expenses	32,993,687
Net investment income	121,302,916
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(85,673,512)
Affiliated investments	(36,978)
Capital gain distributions received from affiliated investments	13,759
Futures contracts	63,120,117
Forward foreign currency contracts	29,395,732
Written options	1,801,813
8,620,931
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(657,674,945)
Affiliated investments	(88,168)
Futures contracts	3,434,960
Forward foreign currency contracts	39,497,545
Written options	(2,651,857)
(617,482,465)
Net realized and unrealized loss	(608,861,534)
Decrease in net assets from operations	$(487,558,618)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	41

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$121,302,916	$116,059,841
Net realized gain	8,620,931	200,808,204
Change in net unrealized appreciation (depreciation)	(617,482,465)	(38,646,753)
Increase (decrease) in net assets resulting from operations	(487,558,618)	278,221,292
Distributions to shareholders
From earnings
Class A	(11,520,057)	(8,739,583)
Class C	(1,448,519)	(1,586,626)
Class I	(64,579,947)	(50,118,857)
Class R2	(166,849)	(128,293)
Class R6	(7,091,941)	(6,064,777)
Class NAV	(69,165,745)	(57,117,467)
Total distributions	(153,973,058)	(123,755,603)
From fund share transactions	(301,851,930)	58,533,080
Total increase (decrease)	(943,383,606)	212,998,769
Net assets
Beginning of year	4,873,651,119	4,660,652,350
End of year	$3,930,267,513	$4,873,651,119
42	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$11.37	$10.99	$10.67	$10.36	$10.93
Net investment income[1]	0.26	0.24	0.25	0.32	0.32
Net realized and unrealized gain (loss) on investments	(1.45)	0.40	0.28	0.30	(0.55)
Total from investment operations	(1.19)	0.64	0.53	0.62	(0.23)
Less distributions
From net investment income	(0.34)	(0.26)	(0.21)	(0.31)	(0.34)
Net asset value, end of period	$9.84	$11.37	$10.99	$10.67	$10.36
Total return (%)[2,3]	(10.66)	5.88	5.01	6.10	(2.28)
Ratios and supplemental data
Net assets, end of period (in millions)	$326	$396	$332	$331	$429
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.10	1.12	1.11	1.09
Expenses including reductions	1.06	1.07	1.09	1.08	1.06
Net investment income	2.43	2.16	2.40	3.09	2.99
Portfolio turnover (%)	36	71	73	84	63

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	43

CLASS C SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$11.37	$10.99	$10.67	$10.36	$10.93
Net investment income[1]	0.18	0.16	0.18	0.25	0.25
Net realized and unrealized gain (loss) on investments	(1.44)	0.40	0.27	0.29	(0.56)
Total from investment operations	(1.26)	0.56	0.45	0.54	(0.31)
Less distributions
From net investment income	(0.26)	(0.18)	(0.13)	(0.23)	(0.26)
Net asset value, end of period	$9.85	$11.37	$10.99	$10.67	$10.36
Total return (%)[2,3]	(11.19)	5.04	4.38	5.36	(2.97)
Ratios and supplemental data
Net assets, end of period (in millions)	$43	$78	$147	$202	$284
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.80	1.82	1.81	1.79
Expenses including reductions	1.76	1.77	1.79	1.78	1.76
Net investment income	1.69	1.42	1.71	2.40	2.29
Portfolio turnover (%)	36	71	73	84	63

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
44	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$11.37	$10.99	$10.67	$10.36	$10.93
Net investment income[1]	0.29	0.28	0.29	0.35	0.35
Net realized and unrealized gain (loss) on investments	(1.45)	0.40	0.27	0.30	(0.55)
Total from investment operations	(1.16)	0.68	0.56	0.65	(0.20)
Less distributions
From net investment income	(0.37)	(0.30)	(0.24)	(0.34)	(0.37)
Net asset value, end of period	$9.84	$11.37	$10.99	$10.67	$10.36
Total return (%)[2]	(10.30)	6.10	5.42	6.41	(2.00)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,746	$2,009	$1,961	$2,315	$3,441
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.80	0.82	0.82	0.79
Expenses including reductions	0.76	0.77	0.79	0.79	0.76
Net investment income	2.73	2.45	2.70	3.38	3.28
Portfolio turnover (%)	36	71	73	84	63

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	45

CLASS R2 SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$11.38	$11.00	$10.68	$10.37	$10.94
Net investment income[1]	0.25	0.23	0.25	0.31	0.31
Net realized and unrealized gain (loss) on investments	(1.45)	0.40	0.27	0.30	(0.55)
Total from investment operations	(1.20)	0.63	0.52	0.61	(0.24)
Less distributions
From net investment income	(0.33)	(0.25)	(0.20)	(0.30)	(0.33)
Net asset value, end of period	$9.85	$11.38	$11.00	$10.68	$10.37
Total return (%)[2]	(10.71)	5.79	4.92	6.01	(2.36)
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$6	$6	$12	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.19	1.19	1.19	1.19
Expenses including reductions	1.13	1.16	1.17	1.17	1.16
Net investment income	2.36	2.07	2.34	3.01	2.89
Portfolio turnover (%)	36	71	73	84	63

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
46	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$11.38	$11.00	$10.67	$10.37	$10.94
Net investment income[1]	0.30	0.29	0.30	0.37	0.36
Net realized and unrealized gain (loss) on investments	(1.45)	0.40	0.28	0.28	(0.55)
Total from investment operations	(1.15)	0.69	0.58	0.65	(0.19)
Less distributions
From net investment income	(0.38)	(0.31)	(0.25)	(0.35)	(0.38)
Net asset value, end of period	$9.85	$11.38	$11.00	$10.67	$10.37
Total return (%)[2]	(10.28)	6.30	5.54	6.42	(1.89)
Ratios and supplemental data
Net assets, end of period (in millions)	$173	$226	$232	$543	$1,464
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.70	0.70	0.70	0.69
Expenses including reductions	0.65	0.67	0.68	0.68	0.66
Net investment income	2.83	2.55	2.82	3.55	3.42
Portfolio turnover (%)	36	71	73	84	63

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	47

CLASS NAV SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$11.37	$10.99	$10.66	$10.36	$10.93
Net investment income[1]	0.30	0.29	0.30	0.36	0.36
Net realized and unrealized gain (loss) on investments	(1.45)	0.40	0.28	0.29	(0.55)
Total from investment operations	(1.15)	0.69	0.58	0.65	(0.19)
Less distributions
From net investment income	(0.38)	(0.31)	(0.25)	(0.35)	(0.38)
Net asset value, end of period	$9.84	$11.37	$10.99	$10.66	$10.36
Total return (%)[2]	(10.28)	6.31	5.56	6.54	(1.89)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,638	$2,159	$1,982	$2,067	$1,720
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.69	0.69	0.69	0.68
Expenses including reductions	0.65	0.66	0.66	0.66	0.65
Net investment income	2.84	2.57	2.83	3.45	3.41
Portfolio turnover (%)	36	71	73	84	63

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
48	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Strategic Income Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	49

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2022, by major security category or type:
	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$286,188,549	—	$286,188,549	—
Foreign government obligations	861,434,989	—	861,434,989	—
Corporate bonds	1,806,308,089	—	1,806,308,089	—
Convertible bonds	74,418,871	—	74,418,871	—
Capital preferred securities	5,330,641	—	5,330,641	—
Term loans	358,503,244	—	358,503,244	—
Collateralized mortgage obligations	165,586,080	—	165,586,080	—
Asset backed securities	40,323,624	—	40,323,624	—
Common stocks	37,614,855	$37,614,855	—	—
Preferred securities	135,028,950	106,836,493	28,192,457	—
Purchased options	431,305	—	431,305	—
Short-term investments	135,402,725	135,402,725	—	—
Total investments in securities	$3,906,571,922	$279,854,073	$3,626,717,849	—
Derivatives:
Assets
50	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Futures	$1,518,726	$1,518,726	—	—
Forward foreign currency contracts	90,816,791	—	$90,816,791	—
Liabilities
Futures	(417,866)	(417,866)	—	—
Forward foreign currency contracts	(45,875,023)	—	(45,875,023)	—
Written options	(2,183,491)	—	(2,183,491)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At August 31, 2022, the fund had $454,580 in unfunded loan commitments outstanding.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	51

involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a
52	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2022, the fund loaned securities valued at $58,174,683 and received $59,535,774 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2022 were $18,288.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	53

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2022, the fund has a short-term capital loss carryforward of $80,655,516 and a long-term capital loss carryforward of $33,251,212 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2022 and 2021 was as follows:
	August 31, 2022	August 31, 2021
Ordinary income	$153,973,058	$123,755,603
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2022, the components of distributable earnings on a tax basis consisted of $60,859,113 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, contingent payment debt instruments, amortization and accretion on debt securities, and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund
54	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2022, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with USD notional values ranging from $135.8 million to $623.0 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	55

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2022, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $2.8 billion to $4.4 billion, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Fund’s investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, the fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statement of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, the fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
During the year ended August 31, 2022, the fund used purchased options contracts to manage against changes in foreign currency exchange rates. The fund held purchased options contracts with market values ranging up to $906,000, as measured at each quarter end.
During the year ended August 31, 2022, the fund wrote option contracts to manage against changes in foreign currency exchange rates. The fund held written option contracts with market values ranging up to $2.2 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$1,518,726	$(417,866)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	90,816,791	(45,875,023)
Currency	Unaffiliated investments, at value[2]	Purchased options	431,305	—
Currency	Written options, at value	Written options	—	(2,183,491)
56	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
			$92,766,822	$(48,476,380)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Purchased options are included in Fund’s investments.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$90,816,791	$(45,875,023)
Purchased options	431,305	—
Written options	—	(2,183,491)
Totals	$91,248,096	$(48,058,514)

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Fund[1]	Net Exposure
Australia and New Zealand Banking Group Limited	$1,663,806	$ —	$1,663,806	$1,306,190	$ —	$357,616
Barclays Bank PLC	2,858,147	(667,632)	2,190,515	2,190,515	—	—
Bank of Montreal	284,778	(332,956)	(48,178)	—	48,178	—
The Bank of New York Mellon		(10,707)	(10,707)	—	—	(10,707)
Canadian Imperial Bank of Commerce	5,985,652	(4,038,927)	1,946,725	1,946,725	—	—
Citibank, N.A.	9,898,767	(6,763,337)	3,135,430	2,040,000	—	1,095,430
Goldman Sachs International	2,541,706	(3,233,961)	(692,255)	—	692,255	—
HSBC Bank USA, N.A.	7,627,667	(4,295,000)	3,332,667	3,300,000	—	32,667
JPMorgan Chase Bank, N.A.	11,012,840	(5,027,973)	5,984,867	5,984,867	—	—
Morgan Stanley Capital Services LLC	9,321,744	(7,204,993)	2,116,751	2,080,000	—	36,751
Royal Bank of Canada	4,201,519	(830,581)	3,370,938	3,070,000	—	300,938
Standard Chartered Bank	1,440,634	(571,666)	868,968	680,000	—	188,968
State Street Bank and Trust Company	28,039,671	(9,063,843)	18,975,828	18,975,828	—	—
UBS AG	6,371,165	(6,016,938)	354,227	246,876	—	107,351
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	57

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Fund[1]	Net Exposure
Total	$91,248,096	($48,058,514)	$43,189,582	$41,821,001	$740,433	$2,109,014
[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2022:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	—	$63,120,117	—	—	$63,120,117
Currency	$(2,733,757)	—	$29,395,732	$1,801,813	28,463,788
Total	$(2,733,757)	$63,120,117	$29,395,732	$1,801,813	$91,583,905

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2022:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	—	$3,434,960	—	—	$3,434,960
Currency	$(163,132)	—	$39,497,545	$(2,651,857)	36,682,556
Total	$(163,132)	$3,434,960	$39,497,545	$(2,651,857)	$40,117,516

[1]	Change in unrealized appreciation (depreciation) associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
58	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.700% of the first $500 million of the fund’s aggregate daily net assets; (b) 0.650% of the next $3 billion of the fund’s aggregate daily net assets; (c) 0.600% of the next $4 billion of the fund’s aggregate daily net assets; (d) 0.590% of the next $4.5 billion of the fund’s aggregate daily net assets; and (e) 0.575% of the fund’s aggregate daily net assets in excess of $12 billion. Aggregate net assets include the net assets of 1) the fund, 2) Strategic Income Opportunities Trust, a series of John Hancock Variable Insurance Trust and 3) Strategic Income Opportunities Fund, a sub-fund of Manulife Investment Management I PLC. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor contractually agrees to reduce its management fee (after giving effect to asset breakpoints) by an annual rate of 0.04% of the fund’s average daily net assets. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$177,707
Class C	28,983
Class I	908,293
Class R2	2,627
Class	Expense reduction
Class R6	$97,051
Class NAV	943,801
Total	$2,158,462

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2022, were equivalent to a net annual effective rate of 0.59% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	59

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $159,292 for the year ended August 31, 2022. Of this amount, $23,681 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $135,611 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2022, CDSCs received by the Distributor amounted to $5,488 and $3,711 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,094,041	$422,275
Class C	594,917	68,638
Class I	—	2,163,850
Class R2	25,657	489
Class R6	—	18,019
Total	$1,714,615	$2,673,271
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
60	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$14,800,000	2	0.8%	$658
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2022 and 2021 were as follows:
	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,455,974	$58,249,102	10,390,012	$117,213,057
Distributions reinvested	1,056,296	11,140,808	743,907	8,413,617
Repurchased	(8,190,724)	(86,578,150)	(6,579,606)	(74,328,915)
Net increase (decrease)	(1,678,454)	$(17,188,240)	4,554,313	$51,297,759
Class C shares
Sold	209,073	$2,243,713	629,905	$7,115,323
Distributions reinvested	131,541	1,394,405	135,385	1,528,761
Repurchased	(2,855,634)	(30,346,366)	(7,336,553)	(82,617,698)
Net decrease	(2,515,020)	$(26,708,248)	(6,571,263)	$(73,973,614)
Class I shares
Sold	61,066,568	$642,932,832	47,372,958	$535,296,737
Distributions reinvested	5,927,420	62,449,060	4,277,578	48,337,200
Repurchased	(66,348,708)	(700,227,515)	(53,337,366)	(597,731,824)
Net increase (decrease)	645,280	$5,154,377	(1,686,830)	$(14,097,887)
Class R2 shares
Sold	98,009	$1,056,712	94,092	$1,061,591
Distributions reinvested	15,496	163,356	11,082	125,328
Repurchased	(99,333)	(1,035,004)	(164,275)	(1,838,769)
Net increase (decrease)	14,172	$185,064	(59,101)	$(651,850)
Class R6 shares
Sold	4,743,666	$50,603,752	5,191,452	$58,694,573
Distributions reinvested	668,556	7,064,924	534,096	6,038,269
Repurchased	(7,716,693)	(82,389,216)	(6,974,882)	(78,799,326)
Net decrease	(2,304,471)	$(24,720,540)	(1,249,334)	$(14,066,484)
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	61

	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	4,356,965	$46,472,779	14,252,748	$161,275,955
Distributions reinvested	6,552,363	69,165,745	5,055,706	57,117,467
Repurchased	(34,425,871)	(354,212,867)	(9,686,548)	(108,368,266)
Net increase (decrease)	(23,516,543)	$(238,574,343)	9,621,906	$110,025,156
Total net increase (decrease)	(29,355,036)	$(301,851,930)	4,609,691	$58,533,080
Affiliates of the fund owned 6% and 89% of shares of Class R6 and Class NAV, respectively, on August 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,302,723,510 and $1,567,499,569, respectively, for the year ended August 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $242,779,363 and $142,434,597, respectively, for the year ended August 31, 2022.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2022, funds within the John Hancock group of funds complex held 37.0% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	14.8%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	6.7%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.2%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	13,549,215	$29,012,253	$556,492,787	$(449,977,169)	$(36,978)	$(88,168)	$597,586	$13,759	$135,402,725

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
62	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Strategic Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Strategic Income Opportunities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	65

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Strategic Income Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.  Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	67

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed the benchmark index for the one-, three-. five- and ten-year periods ended December 31, 2021. The Board also noted that the fund outperformed the peer group median for the three-year period, performed in-line with the peer group median for the ten-year period and underperformed the peer group median for the one- and five-year periods ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods and to the peer group median for the three-year period. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the peer group median for the one- and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s plans for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor.  The Board considered the fund’s ranking with a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader
68	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

group of funds.  In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.  The Board noted that net management fees and total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses, including actions management took during the prior year to reduce the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor.  The Board also noted that the Advisor pays the subadvisory fee.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below.  The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase.  The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any.  The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds.  The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
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(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data;
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as
70	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes.  The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	71

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
72	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Strategic Income Opportunities Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	73

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
74	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	192
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	75

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	192
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017).
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	192
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009).
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
76	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	192
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016).

ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	77

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
78	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Christopher M. Chapman, CFA
Thomas C. Goggins
Daniel S. Janis III1
Bradley L. Lutz, CFA
Kisoo Park
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
1 Effective March 15, 2023, Daniel S. Janis III will be retiring as a portfolio manager.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	79

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Strategic Income Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2406997	356A 8/22
10/2022

Annual report
John Hancock
Floating Rate Income Fund
Fixed income
August 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined sharply for the 12 months ended August 31, 2022, as bond yields rose significantly. The catalyst was surging inflation; the 12-month U.S. inflation rate jumped to its highest level in more than 40 years, driven largely by rising food and energy prices. The U.S. Federal Reserve (Fed) responded with a number of short-term interest-rate increases. Bond market volatility also increased during the period, resulting primarily from Russia’s invasion of Ukraine in February and mixed global economic data.
While bond yields rose broadly for the period, short-term yields climbed the most in response to changing Fed policy. Sector performance was uniformly negative, with high-yield and investment-grade corporate bonds declining the most amid increased economic uncertainty stemming from the Fed’s rate hikes. Shorter-term sectors such as asset-backed securities and commercial mortgage-backed securities held up the best.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Floating Rate Income Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
45	Financial statements
49	Financial highlights
55	Notes to financial statements
67	Report of independent registered public accounting firm
68	Tax information
69	Evaluation of advisory and subadvisory agreements by the Board of Trustees
76	Statement regarding liquidity risk management
78	Trustees and Officers
82	More information
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2022 (%)

The Morningstar LSTA U.S. Leveraged Loan Index, formerly known as S&P/LSTA Leveraged Loan Index, tracks the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Leveraged loans have held up well
In the trailing 12-month period, leveraged loans have held up relatively well, returning 0.37%.
Bank loans outperformed
As investors sought safety amidst heightened volatility, bank loans performed better than many other loan types.
The fund underperformed its benchmark
The fund posted a negative return and was outperformed by the positive return of the Morningstar LSTA U.S. Leveraged Loan Index.
PORTFOLIO COMPOSITION AS OF 8/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	3

SECTOR COMPOSITION AS OF 8/31/2022 (% of net assets)

QUALITY COMPOSITION AS OF 8/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-22 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
Can you discuss the performance of the bank loan market during the 12 months ended August 31, 2022?
The relative stability of the asset class can be partly attributed to its floating-rate nature and its senior position within the corporate capital structure. On the other hand, high-yield bonds and other duration-sensitive assets, have been negatively affected by increasing interest rates in 2022. A by-product of market uncertainty has been a relatively weak new issue market. Issuance volumes in leveraged loans and high-yield bonds in 2022 remain well below the record levels set in the prior year. On the demand side, collateral loan obligation (CLO) issuance has ebbed and flowed and has provided some level of support for the loan market.
How did the fund perform?
The fund posted a loss compared with the positive return of its benchmark. Its high-yield bond holdings and underweight in BB-rated loans detracted from performance due to increased interest-rate volatility in the first half of 2022.
What positions contributed to performance?
Bank loans outperformed over the period, as did the fund’s CCC portfolio, contributing to relative returns. Over the period, several idiosyncratic single names were top relative contributors, particularly from the healthcare, energy, and aerospace industries.
COUNTRY COMPOSITION AS OF 8/31/2022 (% of net assets)
United States	83.9
Luxembourg	3.9
United Kingdom	2.8
France	1.6
Cayman Islands	1.6
Netherlands	1.6
Canada	1.2
Other countries	3.4
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	5

Based on your outlook for the bank loan market, how was the fund positioned at the end of the period?
We believe that a mild recession could happen. The market is largely anticipating this, as volatility remains elevated and spreads have widened meaningfully year to date. We believe that we’ll continue to see volatility and increased dispersion in the market, which may create attractive trading opportunities for active credit managers.
In times of market stress and increasing interest rates, we believe it’s important to highlight the benefits of owning bank loans. One potential benefit is the floating-rate nature of the asset class; rates are expected to continue to rise, which could lead to higher interest income for loan investors. Of course, higher rates can also create challenges for companies, which are the situations we’re seeking to avoid. Moreover, as loans are senior in the capital structure and secured, we think this should afford protection from losses should market stress increase from here.
MANAGED BY

Kim Harris
Nate Whittier
Andrew Carlino
The views expressed in this report are exclusively those of the portfolio management team at BCSF Advisors, LP (Bain Capital Credit), and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-22	as of 8-31-22
Class A	-4.47	2.11	2.44	11.00	27.25	5.78	5.63
Class C	-3.69	1.85	1.96	9.60	21.37	5.17	5.02
Class I1	-1.83	2.85	2.99	15.07	34.20	6.16	6.03
Class R6[1]	-1.71	2.98	3.08	15.83	35.43	6.28	6.15
Class 1[1]	-1.76	2.94	3.06	15.62	35.14	6.23	6.10
Class NAV[1]	-1.72	2.99	3.11	15.87	35.80	6.28	6.16
Index††	0.37	3.53	3.89	18.96	46.42	—	—
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 3.0% to 2.5%, effective 2-3-14. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, Class 1, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class 1	Class NAV
Gross (%)	1.14	1.89	0.89	0.79	0.83	0.78
Net (%)	1.02	1.77	0.79	0.68	0.72	0.68
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Morningstar LSTA U.S. Leveraged Loan Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Floating Rate Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Morningstar LSTA U.S. Leveraged Loan Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	8-31-12	12,137	12,137	14,642
Class I1	8-31-12	13,420	13,420	14,642
Class R6[1]	8-31-12	13,543	13,543	14,642
Class 1[1]	8-31-12	13,514	13,514	14,642
Class NAV[1]	8-31-12	13,580	13,580	14,642
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 3.0% to 2.5%, which became effective on 2-3-14.
The Morningstar LSTA U.S. Leveraged Loan Index, formerly known as S&P/LSTA Leveraged Loan Index, tracks the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2022, with the same investment held until August 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2022, with the same investment held until August 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$975.80	$5.03	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Class C	Actual expenses/actual returns	1,000.00	972.30	8.75	1.76%
	Hypothetical example	1,000.00	1,016.30	8.94	1.76%
Class I	Actual expenses/actual returns	1,000.00	976.90	3.89	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class R6	Actual expenses/actual returns	1,000.00	977.50	3.34	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class 1	Actual expenses/actual returns	1,000.00	977.20	3.54	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Class NAV	Actual expenses/actual returns	1,000.00	977.50	3.34	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-22
	Rate (%)	Maturity date	Par value^	Value
Term loans (A) 88.9%				$1,681,242,345
(Cost $1,777,171,886)
Communication services 10.4%				196,080,308
Diversified telecommunication services 3.3%
Cablevision Lightpath LLC, Term Loan B (1 month LIBOR + 3.250%)	5.641	11-30-27	4,576,058	4,494,055
Cincinnati Bell, Inc., 2021 Term Loan B2 (1 month SOFR + 3.250%)	5.705	11-22-28	4,096,378	4,005,070
Connect Finco SARL, 2021 Term Loan B (1 month LIBOR + 3.500%)	6.030	12-11-26	3,478,199	3,369,505
Cyxtera DC Holdings, Inc., Incremental Term Loan (3 month LIBOR + 4.000%)	6.790	05-01-24	1,111,155	1,068,098
Cyxtera DC Holdings, Inc., Term Loan B (3 month LIBOR + 3.000%)	5.790	05-01-24	12,427,253	12,003,360
Frontier Communications Holdings LLC, 2021 DIP Term Loan B (3 month LIBOR + 3.750%)	6.063	05-01-28	5,893,098	5,697,153
Gridiron Fiber Corp., Term Loan (3 month LIBOR + 4.500%)	6.750	10-04-28	4,365,046	4,060,846
Intelsat Jackson Holdings SA, 2017 Term Loan B5	8.625	01-02-24	16,071	15,589
Level 3 Financing, Inc., 2019 Term Loan B (1 month LIBOR + 1.750%)	4.274	03-01-27	2,710,847	2,584,494
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan (1 month SOFR + 3.865%)	6.184	06-02-28	4,351,096	4,203,159
Venga Finance Sarl, 2021 USD Term Loan B (3 month LIBOR + 4.750%)	7.027	12-04-28	4,873,859	4,575,335
Voyage Digital, USD Term Loan B (3 month SOFR + 4.500%)	7.263	05-11-29	5,751,261	5,607,480
Zacapa SARL, 2022 Term Loan (3 month SOFR + 4.250%)	6.304	03-22-29	2,924,712	2,822,347
Zayo Group Holdings, Inc., 2022 USD Incremental Term Loan B (1 month SOFR + 4.250%)	6.705	03-09-27	2,162,355	2,027,597
Zayo Group Holdings, Inc., USD Term Loan (1 month LIBOR + 3.000%)	5.524	03-09-27	5,824,571	5,296,749
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Entertainment 0.6%
Octave Music Group, Inc., 2022 Term Loan (3 month SOFR + 5.250%)	7.304	04-02-29		1,838,631	$1,785,770
Playtika Holding Corp., 2021 Term Loan (1 month LIBOR + 2.750%)	5.274	03-13-28		4,529,492	4,424,770
Technicolor Creative Studios SA, EUR Term Loan (B)	TBD	07-27-29	EUR	2,662,366	2,488,257
Technicolor SA, 2020 EUR Delayed Draw Term Loan B2 (6 month EURIBOR + 6.000% or 6.000% PIK)	6.000	06-30-24	EUR	381,148	395,165
Technicolor SA, 2020 EUR Super Senior Term Loan (3 month EURIBOR + 6.000% or 0.000% PIK)	6.145	06-30-24	EUR	317,233	328,900
Technicolor SA, 2020 EUR Term Loan B1 (6 month EURIBOR + 3.000% or 3.000% PIK)	3.000	12-31-24	EUR	258,274	259,553
Technicolor SA, 2020 USD Term Loan B2 (3 month LIBOR + 2.750% or 3.000% PIK)	4.038	12-31-24		1,859,174	1,859,174
Technicolor USA, Inc., 2020 PIK USD New Money Term Loan (1 month LIBOR + 6.000% or 6.000% PIK)	8.387	06-30-24		96,252	96,252
Interactive media and services 1.9%
Arches Buyer, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	5.774	12-06-27		8,089,494	7,626,047
Endurance International Group Holdings, Inc., Term Loan (1 month LIBOR + 3.500%)	5.873	02-10-28		3,162,961	2,959,361
Knot Worldwide, Inc., 2022 Term Loan (1 month SOFR + 4.500%)	7.055	12-19-25		10,361,102	10,238,116
MH Sub I LLC, 2017 1st Lien Term Loan (1 month LIBOR + 3.750%)	6.274	09-13-24		7,700,741	7,499,443
MH Sub I LLC, 2020 Incremental Term Loan (1 month LIBOR + 3.750%)	6.274	09-13-24		4,743,747	4,621,216
ZoomInfo LLC, 2021 Term Loan B (1 month LIBOR + 3.000%)	5.524	02-02-26		3,197,016	3,167,060
Media 4.4%
CMI Marketing, Inc., 2021 First Lien Term Loan B (1 month LIBOR + 4.250%)	6.743	03-23-28		4,552,307	4,210,884
Digital Media Solutions LLC, Term Loan B (3 month LIBOR + 4.750%)	7.250	05-25-26		2,518,191	2,184,531
12	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
Hunter US Bidco, Inc., USD Term Loan B (3 month LIBOR + 4.250%)	6.500	08-19-28		5,171,334	$5,054,979
Lorca Finco PLC, EUR Term Loan B1 (6 month EURIBOR + 4.250%)	4.499	09-17-27	EUR	5,502,167	5,356,003
Magnite, Inc., Term Loan (1 and 6 month LIBOR + 5.000%)	6.197	04-28-28		999,119	959,154
National CineMedia LLC, 2018 Term Loan B (1 month LIBOR + 4.000%)	6.563	06-20-25		378,372	314,726
National CineMedia LLC , 2021 Incremental Term Loan (1 month LIBOR + 8.000%)	10.563	12-20-24		157,117	137,084
National CineMedia LLC , 2022 Revolver (1 month SOFR + 8.115%)	10.426	06-20-23		1,579,857	1,421,871
Oceankey US II Corp., 2021 Term Loan (1 month LIBOR + 3.500%)	6.024	12-15-28		5,496,086	5,314,055
Radiate Holdco LLC, 2021 Term Loan B (1 month LIBOR + 3.250%)	5.774	09-25-26		4,517,235	4,302,124
Recorded Books, Inc., 2021 Term Loan (1 month SOFR + 4.000%)	6.003	08-29-25		9,291,207	9,136,323
Research Now Group LLC, 2017 1st Lien Term Loan (6 month LIBOR + 5.500%)	8.841	12-20-24		13,186,432	12,178,198
Research Now Group LLC , 2017 2nd Lien Term Loan (6 month LIBOR + 9.500%)	12.841	12-20-25		629,484	557,616
Telenet Financing USD LLC, 2020 USD Term Loan AR (1 month LIBOR + 2.000%)	4.391	04-30-28		6,882,883	6,650,586
Titan US Finco LLC, 2021 USD Term Loan (3 month LIBOR + 4.000%)	6.250	10-18-28		3,562,708	3,366,759
United Talent Agency LLC, Term Loan B (3 month LIBOR + 4.000%)	6.196	07-07-28		5,029,829	4,878,934
UPC Broadband Holding BV, 2020 EUR Term Loan AU (6 month EURIBOR + 2.500%)	2.863	04-30-29	EUR	663,626	631,805
UPC Financing Partnership, 2020 USD Term Loan AT (1 month LIBOR + 2.250%)	4.641	04-30-28		1,153,790	1,119,176
UPC Financing Partnership, 2021 USD Term Loan AX (1 month LIBOR + 3.000%)	5.391	01-31-29		2,104,677	2,044,168
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
Virgin Media Bristol LLC, 2020 USD Term Loan Q (1 month LIBOR + 3.250%)	5.641	01-31-29		8,046,999	$7,936,352
Virgin Media Ireland, Ltd., EUR Term Loan (6 month EURIBOR + 3.500%)	3.863	07-15-29	EUR	2,249,204	2,160,138
WideOpenWest Finance LLC, 2021 Term Loan B (1 month SOFR + 3.000%)	5.300	12-20-28		2,519,948	2,466,853
Wireless telecommunication services 0.2%
Crown Subsea Communications Holding, Inc., 2021 Term Loan (1 month LIBOR + 4.750%)	7.123	04-27-27		2,845,046	2,769,169
Eagle Broadband Investments LLC, Term Loan (3 month LIBOR + 3.000%)	5.313	11-12-27		1,382,309	1,348,899
Consumer discretionary 14.8%					280,219,548
Auto components 0.2%
IXS Holdings, Inc., 2020 Term Loan B (3 month LIBOR + 4.250%)	7.816	03-05-27		3,973,227	2,872,643
Automobiles 0.9%
Constellation Automotive, Ltd., GBP 2nd Lien Term Loan B (SONIA + 7.500%)	9.191	07-30-29	GBP	842,559	853,192
Drive Chassis Holdco LLC, 2019 2nd Lien Term Loan (1 month LIBOR + 6.750%)	9.178	04-10-26		5,167,447	5,148,069
OEConnection LLC, 2019 Term Loan B (1 month LIBOR + 4.000%)	6.470	09-25-26		4,713,606	4,503,520
RVR Dealership Holdings LLC, Term Loan B (1 month SOFR + 3.750%)	6.147	02-08-28		4,814,951	4,465,867
Thor Industries, Inc., 2021 USD Term Loan (1 month LIBOR + 3.000%)	5.500	02-01-26		378,137	374,356
Wheel Pros, Inc., 2021 Term Loan (1 month LIBOR + 4.500%)	6.868	05-11-28		2,950,182	2,460,776
Distributors 0.2%
Northwest Fiber LLC, 2021 Term Loan (1 month LIBOR + 3.750%)	6.127	04-30-27		4,307,296	4,052,433
Diversified consumer services 1.5%
Foundational Education Group, Inc., 1st Lien Term Loan (3 month SOFR + 3.750%)	6.066	08-31-28		3,956,508	3,808,139
14	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Diversified consumer services (continued)
Midas Intermediate Holdco II LLC, 2020 Term Loan B (3 month LIBOR + 6.750%)	7.500	06-30-27		9,073,218	$8,300,089
PCI Gaming Authority, Term Loan (1 month LIBOR + 2.500%)	5.024	05-29-26		2,894,228	2,827,487
Safe Fleet Holdings LLC, 2022 Term Loan (1 month SOFR + 3.850%)	6.150	02-23-29		4,228,237	4,121,221
Verisure Holding AB, 2020 EUR Term Loan B (6 month EURIBOR + 3.250%)	3.753	07-20-26	EUR	1,706,977	1,632,572
Verisure Holding AB, 2021 EUR Term Loan (6 month EURIBOR + 3.250%)	3.473	03-27-28	EUR	1,819,895	1,724,694
Whatabrands LLC, 2021 Term Loan B (1 month LIBOR + 3.250%)	5.774	08-03-28		5,931,000	5,614,047
Hotels, restaurants and leisure 5.8%
Aimbridge Acquisition Company, Inc., 2019 Term Loan B (1 month LIBOR + 3.750%)	6.274	02-02-26		12,713,112	11,696,063
Aimbridge Acquisition Company, Inc., 2020 Incremental Term Loan B (1 month LIBOR + 4.750%)	7.127	02-02-26		113,116	105,198
Awaze, Ltd., 2018 EUR Term Loan B (3 and 6 month EURIBOR + 4.000%)	4.035	05-09-25	EUR	4,000,000	3,905,921
Awaze, Ltd., EUR Incremental Term Loan B1 (6 month EURIBOR + 4.000%)	4.000	05-09-25	EUR	698,925	682,486
Bally’s Corp., 2021 Term Loan B (1 month LIBOR + 3.250%)	5.623	10-02-28		3,750,385	3,568,491
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B (1 month LIBOR + 2.750%)	5.274	12-23-24		3,530,060	3,480,321
Caesars Resort Collection LLC, 2020 Term Loan B1 (1 month LIBOR + 3.500%)	6.024	07-21-25		933,456	924,588
Carrols Restaurant Group, Inc., Term Loan B (1 month LIBOR + 3.250%)	5.710	04-30-26		2,371,266	2,063,002
Compass III, Ltd., EUR Term Loan B2 (3 month EURIBOR + 4.000%)	4.063	05-09-25	EUR	1,518,650	1,482,932
Global Business Travel Holdings, Ltd., 2018 Term Loan B (1 month LIBOR + 2.500%)	5.024	08-13-25		4,806,250	4,475,820
Great Canadian Gaming Corp., 2021 Term Loan (3 month LIBOR + 4.000%)	6.096	11-01-26		5,195,371	5,083,671
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
HNVR Holdco, Ltd., EUR Term Loan B (6 month EURIBOR + 4.250%)	4.284	09-12-25	EUR	2,720,997	$2,366,873
HNVR Holdco, Ltd., EUR Term Loan C (6 month EURIBOR + 4.500%)	4.534	09-12-27	EUR	2,352,406	2,036,039
Hurtigruten Group AS, 2020 EUR Term Loan C (6 month EURIBOR + 8.000%)	8.273	06-11-23	EUR	7,451,375	6,895,417
Hurtigruten Group AS, EUR Term Loan B (6 month EURIBOR + 4.000%)	4.908	02-24-25	EUR	2,124,041	1,788,032
IRB Holding Corp., 2020 Term Loan B (1 month LIBOR + 2.750%)	5.274	02-05-25		7,577,466	7,410,156
IRB Holding Corp., 2022 Term Loan B (1 month SOFR + 3.150%)	5.437	12-15-27		2,889,589	2,791,458
Lakeland Holdings LLC, 2020 HoldCo Term Loan (0.000% Cash or 13.250% PIK)	0.000	09-25-27		462,668	296,880
Lakeland Tours LLC, 2020 Third Out Term Loan (3 month LIBOR + 1.500% or 6.000% PIK)	4.306	09-25-25		412,854	341,294
New Red Finance, Inc., Term Loan B4 (1 month LIBOR + 1.750%)	4.274	11-19-26		3,260,291	3,161,798
Penn Entertainment, Inc., 2022 Term Loan B (1 month SOFR + 2.750%)	5.305	05-03-29		1,928,822	1,888,567
Playa Resorts Holding BV, 2017 Term Loan B (1 month LIBOR + 2.750%)	5.270	04-29-24		17,520,163	17,135,420
Scientific Games International, Inc., 2022 USD Term Loan (1 month SOFR + 3.000%)	5.407	04-14-29		3,506,360	3,444,999
Stars Group Holdings BV, 2018 EUR Incremental Term Loan (3 month EURIBOR + 2.500%)	2.500	07-21-26	EUR	1,620,943	1,571,953
Travel Leaders Group LLC, 2018 Term Loan B (1 month LIBOR + 4.000%)	6.524	01-25-24		16,917,049	15,690,563
Vue International Bidco PLC, 2019 EUR Term Loan B (6 month EURIBOR + 4.750%)	4.750	07-03-26	EUR	6,389,732	4,801,960
Household durables 0.5%
ACProducts Holdings, Inc., 2021 Term Loan B (3 and 6 month LIBOR + 4.250%)	6.970	05-17-28		3,164,055	2,583,451
Keter Group BV, EUR Term Loan B (3 month EURIBOR + 4.250%)	5.250	10-31-23	EUR	4,063,197	3,601,318
16	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Household durables (continued)
Keter Group BV, EUR Term Loan B3A (3 month EURIBOR + 4.250%)	5.250	10-31-23	EUR	94,996	$84,198
Sharp Midco LLC, 2021 Term Loan B (3 month LIBOR + 4.000%)	6.250	12-31-28		4,294,838	4,155,256
Leisure products 1.9%
19th Holdings Golf LLC, 2022 Term Loan B (1 month SOFR + 3.250%)	5.637	02-07-29		849,114	789,676
Abe Investment Holdings, Inc., 2019 EUR Term Loan B (3 month EURIBOR + 5.000%)	5.563	02-19-26	EUR	1,854,055	1,835,285
Abe Investment Holdings, Inc., 2019 USD Term Loan B (1 and 3 month LIBOR + 4.500%)	7.623	02-19-26		4,979,894	4,924,916
ABG Intermediate Holdings 2 LLC, 2021 Delayed Draw Term Loan B (B)	TBD	12-08-28		5,924,208	5,776,103
ABG Intermediate Holdings 2 LLC, 2021 Delayed Draw Term Loan B3 (B)	TBD	12-08-28		434,315	423,457
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B (1 month LIBOR + 3.250%)	5.774	09-27-24		4,212,101	4,156,291
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1 (1 month SOFR + 3.600%)	6.055	12-21-28		6,837,632	6,666,691
Hayward Industries, Inc., 2021 Term Loan (1 month LIBOR + 2.500%)	5.024	05-30-28		931,979	899,826
J&J Ventures Gaming LLC, Term Loan (3 month LIBOR + 4.000%)	6.250	04-26-28		3,020,890	2,877,397
PlayPower, Inc., 2019 Term Loan (3 month LIBOR + 5.500%)	7.750	05-08-26		3,510,840	3,133,425
Recess Holdings, Inc., 2017 1st Lien Term Loan (3 and 6 month LIBOR + 3.750%)	5.280	09-30-24		3,811,761	3,710,101
Specialty retail 3.3%
Ascena Retail Group, Inc., 2015 Term Loan B (C)	0.000	08-21-22		16,333	34
CWGS Group LLC, 2021 Term Loan B (1 month LIBOR + 2.500%)	4.899	06-03-28		5,396,072	5,035,237
Eyemart Express LLC, 2021 Term Loan (3 month LIBOR + 3.000%)	5.125	08-31-27		6,274,964	6,008,278
Harbor Freight Tools USA, Inc., 2021 Term Loan B (1 month LIBOR + 2.750%)	5.274	10-19-27		4,044,945	3,855,763
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
Mattress Firm, Inc., 2021 Term Loan B (3 month LIBOR + 4.250%)	5.640	09-25-28		1,386,716	$1,187,722
Mavis Tire Express Services Topco Corp., 2021 Term Loan B (1 month SOFR + 4.000%)	6.375	05-04-28		7,524,797	7,323,735
Patagonia Bidco, Ltd., 2021 GBP Term Loan B (SONIA + 5.250%)	6.940	03-05-29	GBP	2,020,634	2,045,147
Patagonia Bidco, Ltd., 2021 GBP Term Loan B2 (SONIA + 5.250%)	6.940	03-05-29	GBP	367,388	371,845
Petco Health & Wellness Company, Inc., 2021 Term Loan B (3 month LIBOR + 3.250%)	5.500	03-03-28		8,030,175	7,774,253
Runner Buyer, Inc., 2021 Term Loan B (3 month LIBOR + 5.500%)	8.570	10-20-28		4,035,382	2,898,736
Specialty Building Products Holdings LLC, 2021 Term Loan B (1 month LIBOR + 3.750%)	6.118	10-15-28		5,961,087	5,661,364
SRS Distribution, Inc., 2021 Incremental Term Loan (B)	TBD	06-02-28		631,317	606,064
SRS Distribution, Inc., 2021 Term Loan B (3 month LIBOR + 3.500%)	6.306	06-02-28		7,605,591	7,339,396
SRS Distribution, Inc., 2022 Incremental Term Loan (3 month SOFR + 3.500%)	6.177	06-02-28		628,160	603,034
Staples, Inc., 7 Year Term Loan (3 month LIBOR + 5.000%)	7.782	04-16-26		4,303,433	3,780,092
The Michaels Companies, Inc., 2021 Term Loan B (3 month LIBOR + 4.250%)	6.500	04-15-28		6,551,576	5,411,208
Winterfell Financing Sarl, EUR Term Loan B (3 month EURIBOR + 2.925%)	3.185	05-04-28	EUR	2,973,402	2,761,532
Textiles, apparel and luxury goods 0.5%
Calceus Acquisition, Inc., Term Loan B (1 month LIBOR + 5.500%)	8.024	02-12-25		2,446,371	2,177,271
New Trojan Parent, Inc., 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.663	01-06-28		5,709,591	5,171,918
Tory Burch LLC, Term Loan B (1 month LIBOR + 3.000%)	5.524	04-16-28		2,920,637	2,740,521
Consumer staples 2.2%					42,256,237
Food and staples retailing 0.9%
8th Avenue Food & Provisions, Inc., Term Loan (B)	TBD	10-01-25		3,710,000	3,255,525
18	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Food and staples retailing (continued)
H-Food Holdings LLC, 2018 Term Loan B (1 month LIBOR + 3.688%)	6.211	05-23-25		6,357,912	$5,895,628
L1R HB Finance, Ltd., GBP Term Loan B (SONIA + 5.250%)	6.217	09-02-24	GBP	11,000,000	7,691,248
Food products 0.5%
Biscuit Holding SASU, EUR Term Loan (6 month EURIBOR + 4.000%)	4.000	02-15-27	EUR	3,987,283	2,995,248
Upfield BV, 2018 EUR Term Loan B1 (6 month EURIBOR + 3.500%)	3.738	07-02-25	EUR	1,986,347	1,737,136
Upfield BV, 2018 GBP Term Loan B4 (6 month GBP LIBOR + 4.000%)	5.228	07-02-25	GBP	3,000,000	2,944,911
Upfield USA Corp., 2018 USD Term Loan B2 (6 month LIBOR + 3.000%)	5.899	07-02-25		2,044,675	1,791,647
Household products 0.1%
Kronos Acquisition Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	6.820	12-22-26		3,354,365	3,227,738
Personal products 0.7%
Coty, Inc., 2018 USD Term Loan B (1 month LIBOR + 2.250%)	4.623	04-07-25		1,423,461	1,376,900
Groupe Nocibe SASU, 2021 EUR Term Loan B4 (6 month EURIBOR + 5.500%)	5.725	04-08-26	EUR	1,198,946	1,005,473
Kirk Beauty Netherlands BV, 2021 EUR Term Loan B2 (6 month EURIBOR + 5.500%)	5.725	04-08-26	EUR	363,343	304,711
Kirk Beauty One GmbH, 2021 EUR Term Loan B1 (6 month EURIBOR + 5.500%)	5.725	04-08-26	EUR	689,829	578,512
Nocibe France SAS, 2021 EUR Term Loan B5 (3 month EURIBOR + 5.500%)	5.725	04-08-26	EUR	271,291	227,513
Parfuemerie Douglas International GmbH, 2021 EUR Term Loan B3 (6 month EURIBOR + 5.500%)	5.725	04-08-26	EUR	393,336	329,864
Rainbow UK Bidco, Ltd., GBP Term Loan B (6 month SONIA + 5.000%)	6.691	02-24-29	GBP	4,489,878	4,746,464
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month LIBOR + 3.750%)	6.000	10-01-26		4,312,096	4,147,719
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	19

	Rate (%)	Maturity date	Par value^	Value
Energy 0.5%				$9,095,452
Oil, gas and consumable fuels 0.5%
Delek US Holdings, Inc., 2018 Term Loan B (1 month LIBOR + 2.250%)	4.774	03-31-25	1,529,723	1,490,393
M6 ETX Holdings II Midco LLC, Term Loan B (B)	TBD	08-10-29	1,630,755	1,605,283
Northriver Midstream Finance LP, 2018 Term Loan B (3 month LIBOR + 3.250%)	5.527	10-01-25	2,849,696	2,806,950
Oryx Midstream Services Permian Basin LLC, Term Loan B (3 month LIBOR + 3.250%)	6.211	10-05-28	3,253,836	3,192,826
Quicksilver Resources, Inc., New 2nd Lien Term Loan (C)(D)	0.000	06-21-22	19,606,608	0
Financials 6.9%				131,689,383
Capital markets 1.5%
Aretec Group, Inc., 2018 Term Loan (1 month SOFR + 4.250%)	6.805	10-01-25	3,095,847	3,022,321
Chromalloy Holdings LLC, 2020 Extended Term Loan (3 month LIBOR + 6.750%)	9.760	11-28-23	1,351,554	1,339,161
Hightower Holding LLC, 2021 Term Loan B (3 month LIBOR + 4.000%)	6.732	04-21-28	7,363,211	7,133,111
Jane Street Group LLC, 2021 Term Loan (1 month LIBOR + 2.750%)	5.274	01-26-28	8,221,377	8,039,849
Jump Financial LLC, Term Loan B (3 month SOFR + 4.500%)	6.816	08-07-28	9,535,147	9,201,417
Consumer finance 0.1%
Tegra118 Wealth Solutions, Inc., 2020 Term Loan B (3 month LIBOR + 4.000%)	6.961	02-18-27	1,662,454	1,600,112
Diversified financial services 2.9%
Advisor Group Holdings, Inc., 2021 Term Loan (1 month LIBOR + 4.500%)	7.024	07-31-26	4,735,470	4,609,696
Ascensus Holdings, Inc., Term Loan (3 month LIBOR + 3.500%)	5.813	08-02-28	13,152,270	12,675,501
Citadel Securities LP, 2021 Term Loan B (1 month SOFR + 2.500%)	4.876	02-02-28	3,975,792	3,883,872
Citadel Securities LP, 2022 Incremental Term Loan B (B)	TBD	02-02-28	805,224	789,788
CPC Acquisition Corp., Second Lien Term Loan (3 month LIBOR + 7.750%)	10.000	12-29-28	1,623,176	1,343,178
20	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
Cross Financial Corp., 2021 Term Loan B (1 month LIBOR + 4.000%)	6.563	09-15-27	3,225,736	$3,161,221
Crown Finance US, Inc., 2018 USD Term Loan (C)	0.000	02-28-25	5,596,993	3,583,027
Crown Finance US, Inc., 2020 Term Loan B1 (C)	0.000	05-23-24	367,807	422,805
Crown Finance US, Inc. , 2021 Incremental Term Loan B1 (6 month LIBOR + 8.250%)	10.076	02-28-25	386,814	409,539
CTC Holdings LP, Term Loan B (3 month SOFR + 5.000%)	8.356	02-20-29	3,878,201	3,742,464
DRW Holdings LLC, 2021 Term Loan (1 month LIBOR + 3.750%)	6.274	03-01-28	3,945,785	3,794,109
Hudson River Trading LLC, 2021 Term Loan (1 month SOFR + 3.000%)	6.164	03-20-28	5,212,019	4,795,057
Kestra Advisor Services Holdings A, Inc., 2019 Term Loan (3 month LIBOR + 4.250%)	6.510	06-03-26	4,148,513	3,992,944
Marnix SAS, 2021 USD Term Loan (3 month SOFR + 3.750%)	5.290	08-04-28	2,403,031	2,318,925
Nexus Buyer LLC, Term Loan B (1 month LIBOR + 3.750%)	6.274	11-09-26	5,467,465	5,301,145
Insurance 1.5%
Acrisure LLC, 2020 Term Loan B (B)	TBD	02-15-27	1,017,594	972,861
Acrisure LLC, 2021 First Lien Term Loan B (1 month LIBOR + 4.250%)	6.774	02-15-27	3,697,148	3,583,164
Alliant Holdings Intermediate LLC, 2018 Term Loan B (1 month LIBOR + 3.250%)	5.774	05-09-25	8,813,835	8,629,274
Alliant Holdings Intermediate LLC, 2021 Term Loan B4 (1 month LIBOR + 3.500%)	5.877	11-06-27	1,993,558	1,937,738
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%)	5.774	05-09-25	1,003,805	981,641
Asurion LLC, 2018 Term Loan B6 (1 month LIBOR + 3.125%)	5.649	11-03-23	1,982,486	1,847,023
Asurion LLC, 2021 Term Loan B9 (1 month LIBOR + 3.250%)	5.774	07-31-27	582,440	531,960
Asurion LLC, 2022 Term Loan B10 (3 month SOFR + 4.000%)	6.301	08-19-28	2,049,924	1,909,853
Baldwin Risk Partners LLC, 2021 Term Loan B (1 month LIBOR + 3.500%)	5.880	10-14-27	6,486,607	6,316,333
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
IMA Financial Group, Inc., Term Loan (1 month LIBOR + 3.750%)	6.274	11-01-28	2,182,617	$2,110,329
Mortgage real estate investment trusts 0.9%
Apollo Commercial Real Estate Finance, Inc., 2021 Incremental Term Loan B1 (1 month LIBOR + 3.500%)	5.944	03-11-28	4,202,742	4,034,632
Apollo Commercial Real Estate Finance, Inc., Term Loan B (1 month LIBOR + 2.750%)	5.274	05-15-26	521,034	500,192
Claros Mortgage Trust, Inc., 2021 Term Loan B (1 month SOFR + 4.500%)	6.893	08-09-26	7,320,584	7,119,268
KREF Holdings X LLC, 2021 Term Loan (1 month LIBOR + 3.500%)	5.938	09-01-27	4,568,345	4,454,136
Starwood Property Mortgage LLC, 2021 Term Loan B2 (1 month LIBOR + 3.250%)	5.774	07-26-26	1,642,807	1,601,737
Health care 12.2%				230,536,812
Biotechnology 0.2%
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B (1 month LIBOR + 2.000%)	4.524	11-15-27	3,646,023	3,520,454
Health care equipment and supplies 1.5%
Auris Luxembourg III Sarl, 2019 USD Term Loan B2 (6 month LIBOR + 3.750%)	5.576	02-27-26	8,604,165	8,044,894
Bayou Intermediate II LLC, Term Loan B (3 month LIBOR + 4.500%)	7.302	08-02-28	1,692,048	1,641,286
Embecta Corp., Term Loan B (B)	TBD	03-30-29	1,139,426	1,111,886
Gloves Buyer, Inc., 2021 Term Loan (1 month LIBOR + 4.000%)	6.524	12-29-27	2,500,991	2,354,058
Golden State Buyer, Inc., Term Loan (1 month LIBOR + 4.750%)	7.274	06-21-26	1,515,728	1,439,942
ICU Medical, Inc., Term Loan B (2 month SOFR + 2.250%)	4.604	01-08-29	1,857,939	1,813,349
Medline Borrower LP, USD Term Loan B (1 month LIBOR + 3.250%)	5.774	10-23-28	9,391,552	8,943,763
TecoStar Holdings, Inc., 2017 Repriced Term Loan (3 month LIBOR + 3.500%)	5.793	05-01-24	4,183,165	3,827,596
22	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services 5.8%
AHP Health Partners, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	6.024	08-24-28		3,027,468	$2,907,308
Confluent Health LLC, 2021 Delayed Draw Term Loan (1 month LIBOR + 4.000%)	6.524	11-30-28		226,724	217,655
Confluent Health LLC, 2021 Term Loan B (1 month LIBOR + 4.000%)	6.524	11-30-28		4,780,131	4,588,926
Confluent Medical Technologies, Inc., Term Loan (2 month SOFR + 3.750%)	5.804	02-09-29		2,015,534	1,914,757
Dermatology Intermediate Holdings III, Inc., 2022 Delayed Draw Term Loan (1 month SOFR + 4.250%)	6.537	04-02-29		47,656	46,465
Dermatology Intermediate Holdings III, Inc., 2022 Term Loan B (1 month SOFR + 4.250%)	6.537	04-02-29		1,613,683	1,573,341
ENC Parent Corp., 2021 Term Loan (Prime rate + 3.250% and 3 month LIBOR + 4.250%)	6.506	08-04-28		2,656,702	2,517,225
Ensemble RCM LLC, Term Loan (3 month LIBOR + 3.750%)	6.556	08-03-26		4,790,376	4,671,622
eResearchTechnology, Inc., 2020 1st Lien Term Loan (1 month LIBOR + 4.500%)	7.024	02-04-27		7,947,364	7,557,069
Genesiscare USA Holdings, Inc., 2020 EUR Term Loan B4 (3 month EURIBOR + 4.750%)	4.750	05-14-27	EUR	1,782,202	820,289
Genesiscare USA Holdings, Inc., 2020 USD Term Loan B5 (3 month LIBOR + 5.000%)	7.997	05-14-27		3,429,570	1,714,785
Mamba Purchaser, Inc., 2021 Term Loan (1 month LIBOR + 3.500%)	5.868	10-16-28		3,019,962	2,944,463
MED ParentCo LP, 1st Lien Term Loan (1 month LIBOR + 4.250%)	6.774	08-31-26		9,035,250	7,990,595
National Mentor Holdings, Inc., 2021 2nd Lien Term Loan (3 month LIBOR + 7.250%)	9.510	03-02-29		2,136,611	1,810,778
National Mentor Holdings, Inc., 2021 Term Loan (1 and 3 month LIBOR + 3.750%)	6.099	03-02-28		8,554,967	7,228,947
National Mentor Holdings, Inc., 2021 Term Loan C (3 month LIBOR + 3.750%)	6.010	03-02-28		243,180	205,487
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Option Care Health, Inc., 2021 Term Loan B (1 month LIBOR + 2.750%)	5.274	10-27-28	4,954,978	$4,896,163
Pathway Vet Alliance LLC, 2021 Term Loan (3 month LIBOR + 3.750%)	6.000	03-31-27	4,588,229	4,319,818
Pediatric Associates Holding Company LLC, 2021 Term Loan B (3 month LIBOR + 3.250%)	5.076	12-29-28	2,688,247	2,621,041
Pediatric Associates Holding Company LLC, 2022 Delayed Draw Term Loan (1 and 6 month LIBOR + 3.250%)	5.262	12-29-28	203,655	198,564
PetVet Care Centers LLC, 2018 1st Lien Term Loan (1 month LIBOR + 2.750%)	5.274	02-14-25	3,186,981	3,055,518
PetVet Care Centers LLC, 2018 Incremental Term Loan (1 month LIBOR + 3.250%)	5.774	02-14-25	990,619	952,648
PetVet Care Centers LLC, 2021 Term Loan B3 (1 month LIBOR + 3.500%)	6.024	02-14-25	6,860,703	6,632,036
Phoenix Newco, Inc., 2021 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.774	11-15-28	6,184,496	6,014,422
Precision Medicine Group LLC, 2021 Delayed Draw Term Loan (2 and 3 month LIBOR + 3.000%)	4.878	11-18-27	231,894	222,618
Precision Medicine Group LLC, 2021 Term Loan (3 month LIBOR + 3.000%)	4.688	11-18-27	3,871,381	3,716,526
Radnet Management, Inc., 2021 Term Loan (3 month LIBOR + 3.000%)	5.493	04-21-28	4,552,169	4,413,692
Select Medical Corp., 2017 Term Loan B (1 month LIBOR + 2.500%)	5.030	03-06-25	4,311,885	4,210,814
Team Health Holdings, Inc., 2022 Term Loan B (1 month SOFR + 5.250%)	7.705	03-02-27	5,935,636	5,262,950
Upstream Newco, Inc., 2021 Term Loan (1 month SOFR + 4.250%)	6.820	11-20-26	4,919,322	4,669,273
US Radiology Specialists, Inc., 2020 Term Loan (3 month LIBOR + 5.250%)	7.563	12-15-27	7,218,892	6,888,050
WCG Purchaser Corp., 2019 Term Loan (1 and 3 month LIBOR + 4.000%)	6.353	01-08-27	2,637,320	2,571,387
24	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care technology 0.7%
CAB SELAS, 2021 EUR Term Loan B (3 month EURIBOR + 2.750%)	3.027	02-09-28	EUR	3,855,312	$3,611,248
Change Healthcare Holdings LLC, 2017 Term Loan B (1 month LIBOR + 2.500%)	5.024	03-01-24		2,659,854	2,641,022
GHX Ultimate Parent Corp., 2017 1st Lien Term Loan (6 month LIBOR + 3.250%)	6.127	06-28-24		4,495,293	4,427,863
Imprivata, Inc., Term Loan (1 month LIBOR + 3.750%)	6.274	12-01-27		3,530,120	3,433,607
Life sciences tools and services 0.6%
ICON Luxembourg Sarl, LUX Term Loan (3 month LIBOR + 2.250%)	4.563	07-03-28		2,612,377	2,568,620
ICON Luxembourg Sarl, US Term Loan (3 month LIBOR + 2.250%)	4.563	07-03-28		650,875	639,973
Maravai Intermediate Holdings LLC, 2022 Term Loan B (3 month SOFR + 3.000%)	5.553	10-19-27		2,794,428	2,750,779
Packaging Coordinators Midco, Inc., 2020 1st Lien Term Loan (3 month LIBOR + 3.750%)	6.000	11-30-27		5,006,519	4,867,287
Pharmaceuticals 3.4%
AI Sirona Luxembourg Acquisition Sarl, 2021 EUR Term Loan B1 (1 month EURIBOR + 3.250%)	3.370	09-29-25	EUR	1,777,648	1,711,328
Amneal Pharmaceuticals LLC, 2018 Term Loan B (1 and 3 month LIBOR + 3.500%)	5.939	05-04-25		12,223,267	11,668,087
Bausch Health Companies, Inc., 2022 Term Loan B (1 month SOFR + 5.250%)	7.662	02-01-27		7,078,845	5,627,682
Curium Bidco Sarl, 2020 USD Term Loan (3 month LIBOR + 4.000%)	6.250	12-02-27		4,147,793	4,023,359
Curium Bidco Sarl, USD Term Loan B (3 month LIBOR + 4.000%)	6.000	07-09-26		4,222,608	4,127,599
Discovery Purchaser Corp., Term Loan (B)	TBD	08-04-29		5,105,786	4,780,292
Endo Luxembourg Finance Company I Sarl, 2021 Term Loan (C)	0.000	03-27-28		13,945,136	12,149,700
Horizon Therapeutics USA, Inc., 2021 Term Loan B2 (1 month LIBOR + 1.750%)	4.313	03-15-28		1,546,201	1,504,778
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%)	6.024	05-05-28		2,877,795	2,819,203
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
LSCS Holdings, Inc., 2021 1st Lien Term Loan (3 month LIBOR + 4.500%)	6.750	12-16-28	5,216,092	$5,007,448
Organon & Company, USD Term Loan (3 month LIBOR + 3.000%)	4.625	06-02-28	4,580,642	4,523,384
Padagis LLC, Term Loan B (3 month LIBOR + 4.750%)	7.043	07-06-28	3,280,852	3,001,979
Perrigo Investments LLC, Term Loan B (1 month SOFR + 2.500%)	4.907	04-20-29	2,625,368	2,599,114
Industrials 14.6%				276,017,989
Aerospace and defense 3.2%
AI Convoy Luxembourg Sarl, 2021 Term Loan B1 (3 month LIBOR + 3.500%)	6.238	01-18-27	2,820,457	2,759,506
AI Convoy Luxembourg Sarl, USD Term Loan B (3 month LIBOR + 3.500%)	4.544	01-18-27	1,263,878	1,236,565
Bleriot US Bidco, Inc., 2021 Term Loan B (3 month LIBOR + 4.000%)	6.250	10-31-26	2,118,390	2,079,200
Cobham Ultra US Co-Borrower LLC, USD Term Loan B (6 month LIBOR + 3.750%)	7.063	12-24-28	5,486,974	5,291,528
Jazz Acquisition, Inc., 2019 1st Lien Term Loan (1 month LIBOR + 4.250%)	6.770	06-19-26	5,525,935	5,311,805
Maxar Technologies, Inc., 2022 Term Loan B (1 month SOFR + 4.350%)	6.805	06-14-29	4,776,055	4,577,849
MB Aerospace Holdings II Corp., 2017 Term Loan (3 month LIBOR + 3.500%)	5.750	01-22-25	5,206,533	4,490,635
Novaria Holdings LLC, 2022 Incremental Term Loan (1 month SOFR + 7.000%)	9.455	01-27-27	2,333,852	2,158,813
Novaria Holdings LLC, Term Loan B (1 month SOFR + 5.500%)	8.055	01-27-27	647,772	599,189
Spirit AeroSystems, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%)	6.274	01-15-25	1,109,544	1,099,836
Standard Aero, Ltd., 2020 CAD Term Loan B2 (1 month LIBOR + 3.500%)	6.024	04-06-26	3,828,808	3,684,271
The NORDAM Group, Inc., Term Loan B (1 month LIBOR + 5.500%)	8.063	04-09-26	2,006,999	1,664,806
26	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
TransDigm, Inc., 2020 Term Loan E (1 month LIBOR + 2.250%)	4.774	05-30-25	931,245	$908,057
TransDigm, Inc., 2020 Term Loan F (1 month LIBOR + 2.250%)	4.774	12-09-25	502,026	488,285
TransDigm, Inc., 2020 Term Loan G (1 month LIBOR + 2.250%)	4.774	08-22-24	5,136,900	5,035,909
Vertex Aerospace Services Corp., 2021 First Lien Term Loan (1 month LIBOR + 3.750%)	6.274	12-06-28	2,587,719	2,549,990
WP CPP Holdings LLC, 2018 Term Loan (1 and 3 month LIBOR + 3.750%)	6.559	04-30-25	18,119,985	15,930,537
Air freight and logistics 0.5%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan (3 month LIBOR + 4.750%)	7.043	04-06-28	2,512,870	2,368,380
First Student Bidco, Inc., Term Loan B (3 month LIBOR + 3.000%)	5.232	07-21-28	3,022,673	2,901,766
First Student Bidco, Inc., Term Loan C (3 month LIBOR + 3.000%)	5.232	07-21-28	1,121,359	1,076,504
Worldwide Express, Inc., 2021 1st Lien Term Loan (3 month LIBOR + 4.000%)	6.250	07-26-28	3,326,881	3,167,823
Airlines 0.1%
United Airlines, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%)	6.533	04-21-28	2,513,920	2,439,911
Building products 1.4%
Cornerstone Building Brands, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	5.641	04-12-28	2,911,545	2,600,010
CPG International LLC, Term Loan (B)	TBD	05-05-24	1,000,000	945,830
East West Manufacturing LLC, Term Loan B (1 month SOFR + 5.750%)	8.205	12-22-28	1,958,268	1,845,668
Icebox Holdco III, Inc., 2021 1st Lien Term Loan (3 month LIBOR + 3.750%)	6.000	12-22-28	5,287,446	5,056,120
Lakeshore Intermediate LLC, Term Loan (1 month LIBOR + 3.500%)	5.876	09-29-28	4,348,777	4,191,133
LSF11 Skyscraper Holdco Sarl, 2021 USD Term Loan B (3 month LIBOR + 3.500%)	5.750	09-29-27	1,305,210	1,270,139
Resideo Funding, Inc., 2021 Term Loan (1, 2 and 3 month LIBOR + 2.250%)	5.068	02-11-28	1,464,591	1,445,376
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Building products (continued)
Wilsonart LLC, 2021 Term Loan E (3 month LIBOR + 3.250%)	5.510	12-31-26	9,734,581	$9,275,206
Commercial services and supplies 3.2%
AEA International Holdings Luxembourg Sarl, Term Loan B (3 month LIBOR + 3.750%)	6.063	09-07-28	1,456,185	1,419,781
Anticimex Global AB, 2021 USD Incremental Term Loan (3 month LIBOR + 4.000%)	7.070	11-16-28	4,381,672	4,257,539
AVSC Holding Corp., 2020 Term Loan B1 (3 month LIBOR + 3.250% or 0.250% PIK)	5.111	03-03-25	1,891	1,740
AVSC Holding Corp., 2020 Term Loan B2 (3 month LIBOR + 4.500% or 1.000% PIK)	6.111	10-15-26	3,517,764	3,272,153
AVSC Holding Corp., 2020 Term Loan B3 (3 month LIBOR + 5.000% or 10.000% PIK)	5.000	10-15-26	2,147,356	2,210,703
Cimpress USA, Inc., USD Term Loan B (1 month LIBOR + 3.500%)	6.024	05-17-28	4,294,651	4,090,655
Comet Bidco, Ltd., 2018 USD Term Loan B (6 month LIBOR + 5.000%)	7.076	09-30-24	10,032,947	7,926,028
Element Materials Technology Group US Holdings, Inc., 2022 USD Term Loan (3 month SOFR + 4.250%)	6.360	07-06-29	4,809,955	4,719,769
Holding Socotec SAS, 2021 USD Term Loan (3 month LIBOR + 4.000%)	6.250	06-30-28	3,341,797	3,107,871
MHI Holdings LLC, Term Loan B (1 month LIBOR + 5.000%)	7.524	09-21-26	4,993,013	4,955,566
Nielsen Finance LLC, USD Term Loan B4 (1 month LIBOR + 2.000%)	4.369	10-04-23	1,124,399	1,121,937
PECF USS Intermediate Holding III Corp., Term Loan B (1 month LIBOR + 4.250%)	6.774	12-15-28	1,540,701	1,431,697
Sterling Infosystems, Inc., 1st Lien Term Loan (3 month LIBOR + 3.500%)	6.570	06-19-24	6,853,570	6,740,075
Tempo Acquisition LLC, 2022 Term Loan B (1 month SOFR + 3.000%)	5.455	08-31-28	5,766,025	5,668,003
Viad Corp., Initial Term Loan (1 month LIBOR + 5.000%)	7.524	07-30-28	4,726,844	4,470,790
Wand NewCo 3, Inc., 2020 Term Loan (1 month LIBOR + 3.000%)	5.524	02-05-26	4,946,409	4,738,660
28	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Win Waste Innovations Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 2.750%)	5.000	03-24-28		1,130,094	$1,105,017
Construction and engineering 1.3%
Aegion Corp., Term Loan (1 month LIBOR + 4.750%)	7.127	05-17-28		3,198,442	2,974,551
Amentum Government Services Holdings LLC, 2022 Term Loan (3 month SOFR + 4.000%)	5.163	02-15-29		2,376,658	2,309,826
Amentum Government Services Holdings LLC, Term Loan B (1 month LIBOR + 4.000%)	6.524	01-29-27		3,235,546	3,138,480
DG Investment Intermediate Holdings 2, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	6.274	03-31-28		5,802,908	5,670,254
Energize Holdco LLC, 2021 1st Lien Term Loan (3 month LIBOR + 3.750%)	6.000	12-08-28		3,329,941	3,141,233
Osmose Utilities Services, Inc., Term Loan (1 month LIBOR + 3.250%)	5.774	06-23-28		2,552,338	2,426,533
Refficiency Holdings LLC, 2020 Delayed Draw Term Loan (1 and 3 month LIBOR + 3.750%)	5.400	12-16-27		43,049	42,080
Tiger Acquisition LLC, 2021 Term Loan (1 month LIBOR + 3.250%)	5.774	06-01-28		1,151,476	1,097,138
USIC Holdings, Inc., 2021 Term Loan (1 month LIBOR + 3.500%)	6.024	05-12-28		3,878,369	3,746,504
Electrical equipment 1.1%
AZZ, Inc., Term Loan B (1 month SOFR + 4.250% and 4.350%)	6.911	05-13-29		2,861,023	2,827,635
Brookfield WEC Holdings, Inc., 2021 Term Loan (1 month LIBOR + 2.750%)	5.274	08-01-25		9,053,072	8,825,659
Creation Technologies, Inc., 2021 Term Loan (3 month LIBOR + 5.500%)	7.785	10-05-28		6,931,498	6,203,691
Infinite Bidco LLC, 1st Lien Term Loan (3 month LIBOR + 3.250%)	5.500	03-02-28		2,114,343	2,053,556
Infinity Bidco 1, Ltd., 2021 EUR Term Loan (3 month EURIBOR + 3.150%)	3.150	07-06-28	EUR	1,338,977	1,250,296
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	29

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery 2.4%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan (6 month LIBOR + 4.750%)	7.627	06-23-28	6,164,167	$5,917,601
Brown Group Holding LLC, 2022 Term Loan B2 (1 month SOFR + 3.750%)	6.205	07-02-29	932,753	918,594
Brown Group Holding LLC, Term Loan B (1 month LIBOR + 2.500%)	5.024	06-07-28	6,717,570	6,594,437
Crosby US Acquisition Corp., Term Loan B (1 month LIBOR + 4.750%)	7.194	06-26-26	6,070,688	5,767,153
Engineered Components & Systems LLC, Term Loan (1 month LIBOR + 6.000%)	8.380	08-02-28	4,034,604	3,812,701
Granite US Holdings Corp., 2021 Term Loan B (3 month LIBOR + 4.000%)	6.313	09-30-26	5,961,238	5,797,304
Pro Mach Group, Inc., 2021 Delayed Draw Term Loan (3 month LIBOR + 4.000%)	5.518	08-31-28	312,526	305,235
Pro Mach Group, Inc., 2021 Term Loan B (1 month LIBOR + 4.000%)	5.000	08-31-28	4,540,628	4,434,695
Shape Technologies Group, Inc., Term Loan (1 month LIBOR + 3.000%)	5.524	04-21-25	7,081,638	6,547,966
Star US Bidco LLC, Term Loan B (1 month LIBOR + 4.250%)	6.774	03-17-27	3,648,458	3,475,156
Stonepeak Taurus Lower Holdings LLC, 2022 2nd Lien Term Loan (3 month SOFR + 7.000%)	9.154	01-28-30	1,879,906	1,748,312
Professional services 0.7%
Indy US Bidco LLC, 2021 USD Term Loan (1 month LIBOR + 3.750%)	6.274	03-05-28	1,149,518	1,096,835
Stiphout Finance LLC, 2020 USD Term Loan B (1 month LIBOR + 3.750%)	6.274	10-27-25	7,504,724	7,288,963
Trans Union LLC, 2021 Term Loan B6 (1 month LIBOR + 2.250%)	4.774	12-01-28	3,802,973	3,727,598
Road and rail 0.3%
Uber Technologies, Inc., 2021 1st Lien Term Loan B (3 month LIBOR + 3.500%)	6.570	04-04-25	6,389,083	6,336,628
30	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Transportation infrastructure 0.4%
Dynasty Acquisition Company, Inc., 2020 Term Loan B1 (1 month LIBOR + 3.500%)	6.024	04-06-26		7,121,584	$6,852,744
Information technology 19.0%					359,035,691
Electronic equipment, instruments and components 0.7%
C&D Technologies, Inc., Term Loan B (1 and 6 month LIBOR + 5.750%)	8.378	12-20-25		6,700,011	6,119,321
Robertshaw US Holding Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.500%)	6.063	02-28-25		8,061,645	6,512,277
IT services 3.1%
EP Purchaser LLC, 2021 Term Loan B (3 month LIBOR + 3.500%)	5.750	11-06-28		5,686,814	5,573,078
Gainwell Acquisition Corp., Term Loan B (3 month LIBOR + 4.000%)	6.250	10-01-27		10,244,393	9,994,737
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan (1 month LIBOR + 3.750%)	6.274	07-11-25		7,737,734	7,604,258
Go Daddy Operating Company LLC, 2017 Repriced Term Loan (1 month LIBOR + 1.750%)	4.274	02-15-24		4,113,865	4,069,806
GTT Communications BV, 2018 EUR Term Loan (C)	0.000	05-31-25	EUR	3,807,767	3,080,427
GTT Communications, Inc., 2018 USD Term Loan B (C)	0.000	05-31-25		9,191,274	7,102,832
Sabre GLBL, Inc., 2021 Term Loan B1 (1 month LIBOR + 3.500%)	6.024	12-17-27		2,624,242	2,453,666
Sabre GLBL, Inc., 2021 Term Loan B2 (1 month LIBOR + 3.500%)	6.024	12-17-27		4,183,198	3,911,290
TGG TS Acquisition Company, 2018 Term Loan B (1 month LIBOR + 6.500%)	9.024	12-14-25		1,139,193	1,106,919
Travelport Finance Luxembourg Sarl, 2020 Super Priority Term Loan (3 month LIBOR + 1.500% or 7.250% PIK)	3.750	02-28-25		121,067	118,305
Travelport Finance Luxembourg Sarl, 2021 Consented Term Loan (3 month LIBOR + 5.000% or 1.750% PIK)	7.250	05-29-26		242,891	179,538
Verscend Holding Corp., 2021 Term Loan B (1 month LIBOR + 4.000%)	6.524	08-27-25		8,278,126	8,207,430
WEX, Inc., 2021 Term Loan (1 month LIBOR + 2.250%)	4.774	03-31-28		5,135,131	5,019,590
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	31

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment 0.5%
MKS Instruments, Inc., 2021 USD Tem Loan (B)	TBD	10-21-28	5,382,276	$5,314,998
MKS Instruments, Inc., 2022 USD Term Loan B (3 month SOFR + 2.750%)	5.146	04-08-29	3,828,216	3,780,363
Software 14.3%
Acuris Finance US, Inc., 2021 USD Term Loan B (3 month SOFR + 4.000%)	6.204	02-16-28	1,675,749	1,640,843
AppLovin Corp., 2018 Term Loan B (3 month LIBOR + 3.250%)	5.500	08-15-25	8,670,621	8,494,087
AppLovin Corp., 2021 Term Loan B (3 month LIBOR + 3.000%)	5.250	10-25-28	2,033,986	1,974,248
AQA Acquisition Holding, Inc., 2021 1st Lien Term Loan (1 and 3 month LIBOR + 4.250%)	7.318	03-03-28	2,104,969	2,029,990
Avaya Holdings Corp. , 2022 Term Loan (3 month SOFR + 10.000%)	12.307	12-15-27	798,310	489,963
Azalea TopCo, Inc., 2022 Incremental Term Loan (1 month SOFR + 3.750%)	6.205	07-24-26	1,391,136	1,338,968
Azalea TopCo, Inc., Term Loan (1 month LIBOR + 3.500%)	6.024	07-24-26	5,475,198	5,237,027
Barracuda Networks, Inc., 2022 Term Loan (3 month SOFR + 4.500%)	7.237	08-15-29	4,269,148	4,109,055
Boxer Parent Company, Inc., 2021 USD Term Loan (1 month LIBOR + 3.750%)	6.274	10-02-25	6,698,416	6,451,714
Castle US Holding Corp., USD Term Loan B (1 month LIBOR + 3.750%)	6.274	01-29-27	9,618,039	8,055,108
Central Parent, Inc., 2022 USD Term Loan B (3 month SOFR + 4.500%)	6.610	07-06-29	5,234,598	5,095,725
Cloudera, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	6.274	10-08-28	4,252,688	4,056,002
Constant Contact, Inc., Term Loan (3 month LIBOR + 4.000%)	6.423	02-10-28	8,239,141	7,842,673
Cornerstone OnDemand, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	6.274	10-16-28	6,101,256	5,724,991
Dcert Buyer, Inc., 2019 Term Loan B (3 month LIBOR + 4.000%)	6.903	10-16-26	4,170,383	4,051,068
Dcert Buyer, Inc., 2021 2nd Lien Term Loan (3 month LIBOR + 7.000%)	9.903	02-19-29	4,266,996	4,045,112
32	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
Dodge Data & Analytics LLC, 2022 Term Loan (3 month SOFR + 4.750%)	7.578	02-23-29	5,348,094	$4,973,728
Epicor Software Corp., 2020 Term Loan (1 month LIBOR + 3.250%)	5.774	07-30-27	7,702,529	7,463,443
FinThrive Software Intermediate Holdings, Inc., 2021 2nd Lien Term Loan (1 month LIBOR + 6.750%)	9.274	12-17-29	1,759,796	1,551,261
FinThrive Software Intermediate Holdings, Inc., 2021 Term Loan (1 month LIBOR + 4.000%)	6.493	12-18-28	6,322,401	6,077,408
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4 (1 month LIBOR + 4.000%)	6.524	12-01-27	8,273,687	8,120,044
Grab Holdings, Inc., Term Loan B (1 month LIBOR + 4.500%)	7.030	01-29-26	6,906,102	6,465,838
Helios Software Holdings, Inc., 2021 USD Term Loan B (3 month SOFR + 3.750%)	5.954	03-11-28	1,664,729	1,600,920
Instructure Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 2.750%)	6.121	10-30-28	4,587,196	4,495,453
ION Trading Finance, Ltd., 2021 USD Term Loan (3 month LIBOR + 4.750%)	7.000	04-03-28	4,848,318	4,706,892
Ivanti Software, Inc., 2021 Add On Term Loan B (1 month LIBOR + 4.000%)	5.611	12-01-27	3,719,711	3,164,842
Ivanti Software, Inc., 2021 Term Loan B (3 month LIBOR + 4.250%)	5.848	12-01-27	3,192,422	2,721,540
MA FinanceCo LLC, 2020 USD Term Loan B4 (3 month LIBOR + 4.250%)	5.915	06-05-25	2,173,896	2,142,657
Magenta Buyer LLC, 2021 USD 1st Lien Term Loan (1 month LIBOR + 4.750%)	7.250	07-27-28	6,161,922	5,865,903
Marcel Bidco LLC, USD Term Loan B1 (1 month SOFR + 3.250%)	5.520	03-15-26	4,551,186	4,445,962
Mavenir Systems, Inc., 2021 Term Loan B (3 month LIBOR + 4.750%)	7.711	08-18-28	2,750,021	2,488,769
McAfee Corp., 2022 USD Term Loan B (1 month SOFR + 3.750%)	6.157	03-01-29	6,826,539	6,459,612
Mitchell International, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%)	6.734	10-15-28	5,738,894	5,468,076
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	33

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
Software (continued)
Monotype Imaging Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 5.000%)	7.250	10-09-26		4,743,014	$4,565,151
Monotype Imaging Holdings, Inc., Term Loan (3 month LIBOR + 5.500%)	7.250	10-09-26		2,139,456	2,059,227
Motus Group LLC, 2021 Term Loan (1 month LIBOR + 4.000%)	6.524	12-11-28		1,690,892	1,585,211
NortonLifeLock, Inc., 2022 Term Loan B (B)	TBD	01-28-29		4,421,357	4,283,189
Orchid Finco LLC, Term Loan (3 month LIBOR + 4.750%)	7.578	07-27-27		3,999,430	3,786,140
Peraton Corp., Term Loan B (1 month LIBOR + 3.750%)	6.274	02-01-28		11,522,713	11,177,031
Precise Bidco BV, 2020 EUR Term Loan B (3 month EURIBOR + 4.000%)	4.000	05-13-26	EUR	2,161,573	2,128,524
Project Boost Purchaser LLC, 2019 Term Loan B (1 month LIBOR + 3.500%)	6.024	06-01-26		7,305,938	7,074,559
Project Leopard Holdings, Inc., 2022 USD Term Loan B (3 month SOFR + 5.250%)	7.827	07-20-29		5,458,985	5,090,504
Project Ruby Ultimate Parent Corp., 2021 Term Loan (1 month LIBOR + 3.250%)	5.774	03-03-28		4,788,117	4,637,722
Proofpoint, Inc., 1st Lien Term Loan (3 month LIBOR + 3.250%)	6.320	08-31-28		5,278,003	5,070,841
Quest Software, Inc., 2022 Term Loan (3 month SOFR + 4.250%)	5.780	02-01-29		4,334,842	3,929,057
Red Planet Borrower LLC, Term Loan B (1 month LIBOR + 3.750%)	6.274	10-02-28		5,263,596	4,319,465
Renaissance Holdings Corp., 2022 Incremental Term Loan (1 month SOFR + 4.500%)	6.787	03-30-29		214,791	209,314
Seattle SpinCo, Inc., 2022 USD Term Loan B5 (1 month SOFR + 4.000%)	6.400	02-26-27		5,419,970	5,338,670
Seattle SpinCo, Inc., USD Term Loan B3 (1 month LIBOR + 2.750%)	5.274	06-21-24		234,082	230,571
Skillsoft Finance II, Inc., 2021 Term Loan (1 month SOFR + 5.250%)	7.652	07-14-28		4,919,499	4,725,179
SolarWinds Holdings, Inc., 2018 Term Loan B (1 month LIBOR + 2.750%)	5.274	02-05-24		7,728,974	7,593,717
Sophia LP, 2021 Term Loan B (3 month LIBOR + 3.500%)	5.750	10-07-27		7,218,191	6,961,079
34	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%)	4.274	04-16-25	885,101	$864,496
SS&C Technologies, Inc., 2018 Term Loan B4 (1 month LIBOR + 1.750%)	4.274	04-16-25	718,514	701,787
SS&C Technologies, Inc., 2018 Term Loan B5 (1 month LIBOR + 1.750%)	4.274	04-16-25	3,095,702	3,020,043
SS&C Technologies, Inc., 2022 Term Loan B6 (1 month SOFR + 2.250%)	4.805	03-22-29	273,829	266,882
SS&C Technologies, Inc., 2022 Term Loan B7 (1 month SOFR + 2.250%)	4.805	03-22-29	387,974	378,131
Symplr Software, Inc., 2020 Term Loan (3 month SOFR + 4.500%)	6.654	12-22-27	4,168,708	4,028,014
ThoughtWorks, Inc., 2021 Term Loan B (1 month LIBOR + 2.750%)	5.274	03-23-28	1,712,581	1,696,535
UKG, Inc., 2021 Term Loan (3 month LIBOR + 3.250%)	5.535	05-04-26	5,078,952	4,912,972
UKG, Inc., Term Loan B (1 month LIBOR + 3.750%)	6.274	05-04-26	3,637,426	3,537,870
Upland Software, Inc., 2019 Term Loan (1 month LIBOR + 3.750%)	6.274	08-06-26	3,155,998	3,034,366
Veritas US, Inc., 2021 Term Loan B (B)	TBD	09-01-25	883,924	701,986
Vision Solutions, Inc., 2021 Incremental Term Loan (3 month LIBOR + 4.000%)	6.783	04-24-28	6,220,093	5,898,701
Voyage Australia Pty, Ltd., USD Term Loan B (3 month LIBOR + 3.500%)	6.210	07-20-28	2,090,450	2,004,219
VS Buyer LLC, Term Loan B (1 month LIBOR + 3.000%)	5.524	02-28-27	2,166,450	2,120,413
Weld North Education LLC, 2021 Term Loan B (1 month LIBOR + 3.750%)	6.274	12-21-27	3,627,783	3,529,144
Technology hardware, storage and peripherals 0.4%
Electronics For Imaging, Inc., Term Loan (1 month LIBOR + 5.000%)	7.524	07-23-26	9,706,805	8,577,224
Materials 8.2%				154,446,541
Chemicals 3.2%
Ascend Performance Materials Operations LLC, 2021 Term Loan B (3 month LIBOR + 4.750%)	7.000	08-27-26	2,144,396	2,134,210
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	35

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Chemicals (continued)
ASP Unifrax Holdings, Inc., EUR Term Loan B (3 month EURIBOR + 3.750%)	3.750	12-12-25	EUR	4,607,702	$4,163,617
ASP Unifrax Holdings, Inc., Term Loan B (3 month LIBOR + 3.750%)	6.000	12-12-25		3,223,284	2,970,611
Hyperion Materials & Technologies, Inc., 2021 Term Loan B (3 month LIBOR + 4.500%)	7.570	08-30-28		3,993,610	3,835,543
INEOS US Finance LLC, 2021 USD Term Loan B (2 month LIBOR + 2.500%)	5.093	11-08-28		3,614,107	3,541,066
INEOS US Finance LLC, Term Loan (B)	TBD	04-01-24		176,209	173,957
INEOS US Petrochem LLC, 2021 USD Term Loan B (1 month LIBOR + 2.750%)	5.274	01-29-26		3,100,227	3,020,148
Innophos Holdings, Inc., 2020 Term Loan B (1 month LIBOR + 3.250%)	5.774	02-05-27		5,294,499	5,181,991
Jadex, Inc., Term Loan (1 month LIBOR + 4.750%)	7.274	02-18-28		8,109,716	7,501,488
Kraton Corp., 2022 USD Term Loan (3 month SOFR + 3.250%)	5.109	03-15-29		2,039,852	2,007,990
Meridian Adhesives Group, Inc., Term Loan B (1 month LIBOR + 4.000%)	6.368	07-24-28		4,592,983	4,547,053
Nouryon USA LLC, 2018 USD Term Loan B (3 month LIBOR + 2.750%)	5.000	10-01-25		6,431,186	6,259,152
Olympus Water US Holding Corp., 2021 USD Term Loan B (3 month LIBOR + 3.750%)	6.063	11-09-28		5,029,959	4,831,125
Olympus Water US Holding Corp., 2022 Incremental Term Loan (3 month SOFR + 4.500%)	6.654	11-09-28		912,984	889,019
Plaskolite PPC Intermediate II LLC, 2021 Term Loan (1 month LIBOR + 4.000%)	6.524	12-15-25		263	248
Secure Acquisition, Inc., 2021 Term Loan (3 month LIBOR + 5.000%)	7.250	12-16-28		3,568,764	3,381,404
Sparta US HoldCo LLC, 2021 Term Loan (1 month LIBOR + 3.250%)	5.612	08-02-28		1,798,541	1,743,685
Technimark Holdings LLC, 2021 Term Loan (1 month LIBOR + 3.750%)	6.127	07-09-29		1,213,064	1,143,313
Trinseo Materials Operating SCA, Term Loan B (B)	TBD	09-06-24		543,389	527,087
36	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
Univar Solutions USA, Inc., 2019 USD Term Loan B5 (1 month LIBOR + 2.000%)	4.524	07-01-26	812,752	$805,234
Venator Finance Sarl, Term Loan B (1 month LIBOR + 3.000%)	5.524	08-08-24	658,272	606,710
Construction materials 0.4%
GYP Holdings III Corp., 2021 Term Loan B (1 month LIBOR + 2.500%)	5.024	06-01-25	2,052,158	2,016,246
Potters Borrower LP, Term Loan B (3 month LIBOR + 4.000%)	6.250	12-14-27	784,079	754,676
Quikrete Holdings, Inc., 2016 1st Lien Term Loan (1 month LIBOR + 2.625%)	5.149	02-01-27	2,824,034	2,715,054
Quikrete Holdings, Inc., 2021 Term Loan B1 (1 month LIBOR + 3.000%)	5.524	06-11-28	2,647,475	2,556,879
Containers and packaging 4.4%
Anchor Packaging LLC, Term Loan B (1 month LIBOR + 4.000%)	6.524	07-18-26	307,149	299,854
Charter Next Generation, Inc., 2021 Term Loan (3 month LIBOR + 3.750%)	6.556	12-01-27	2,204,496	2,137,567
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 month SOFR + 4.175%)	6.730	04-13-29	7,834,617	7,549,280
Graham Packaging Company, Inc., 2021 Term Loan (1 month LIBOR + 3.000%)	5.524	08-04-27	5,741,268	5,597,736
Iris Holding, Inc., Term Loan (3 month SOFR + 4.750%)	7.414	06-28-28	2,998,387	2,837,854
LABL, Inc., 2021 USD 1st Lien Term Loan (1 month LIBOR + 5.000%)	7.524	10-29-28	4,441,135	4,278,056
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.774	09-06-25	7,124,236	6,737,462
LTI Holdings, Inc., 2019 Term Loan (1 month LIBOR + 4.500%)	7.024	07-24-26	5,381,507	5,107,965
LTI Holdings, Inc., 2021 First Lien Delayed Draw Term loan (1 month LIBOR + 4.500%)	7.024	07-24-26	1,422,134	1,349,250
LTI Holdings, Inc., 2021 First Lien Term Loan (1 month LIBOR + 4.500%)	7.024	07-24-26	1,415,024	1,342,504
MAR Bidco Sarl, USD Term Loan (3 month LIBOR + 4.050%)	6.300	07-06-28	1,545,155	1,452,446
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	37

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging (continued)
Mauser Packaging Solutions Holding Company, 2017 Term Loan B (1 month LIBOR + 3.250%)	5.623	04-03-24		13,286,073	$12,984,745
Plaze, Inc., 2019 Term Loan B (1 month LIBOR + 3.500%)	6.024	08-03-26		6,694,749	6,368,380
Proampac PG Borrower LLC, 2020 Term Loan (1, 2 and 3 month LIBOR + 3.750%)	6.018	11-03-25		8,907,399	8,647,570
TricorBraun Holdings, Inc., 2021 Delayed Draw Term Loan (1 month LIBOR + 3.250%)	5.052	03-03-28		83,508	80,784
TricorBraun Holdings, Inc., 2021 Term Loan (1 month LIBOR + 3.250%)	5.774	03-03-28		3,986,883	3,856,831
Trident TPI Holdings, Inc., 2017 USD Term Loan B1 (3 month LIBOR + 3.250%)	5.500	10-17-24		6,192,985	6,106,531
Valcour Packaging LLC, 2021 1st Lien Term Loan (6 month LIBOR + 3.750%)	5.220	10-04-28		3,973,834	3,785,077
Valcour Packaging LLC, 2021 2nd Lien Term Loan (3 month LIBOR + 7.000%)	8.470	10-04-29		2,708,988	2,302,640
Metals and mining 0.2%
Vibrantz Technologies, Inc., 2022 Term Loan B (3 month SOFR + 4.250%)	6.977	04-23-29		4,833,386	4,316,503
Utilities 0.1%					1,864,384
Independent power and renewable electricity producers 0.1%

Esdec Solar Group BV, Term Loan B (3 month LIBOR + 4.750%)	6.250	08-30-28		1,962,509	1,864,384
Corporate bonds 7.3%					$137,252,178
(Cost $174,614,564)
Communication services 1.4%					27,047,410
Diversified telecommunication services 0.5%
Connect Finco SARL (E)	6.750	10-01-26		4,409,000	4,042,965
Iliad Holding SASU (E)	6.500	10-15-26		3,749,000	3,425,761
Iliad Holding SASU (E)	7.000	10-15-28		2,689,000	2,433,088
Media 0.8%
Altice France SA (E)	5.500	10-15-29		4,192,000	3,310,422
CCO Holdings LLC (E)	6.375	09-01-29		2,732,000	2,653,455
National CineMedia LLC (E)(F)	5.875	04-15-28		4,637,000	3,240,801
Sirius XM Radio, Inc. (E)	4.125	07-01-30		2,000,000	1,694,540
Tele Columbus AG	3.875	05-02-25	EUR	1,906,000	1,628,120
38	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
United Group BV (E)	3.625	02-15-28	EUR	834,000	$659,210
United Group BV (Greater of 3 month EURIBOR + 4.875% or 4.875%) (E)(G)	5.142	02-01-29	EUR	2,938,000	2,619,793
Wireless telecommunication services 0.1%
Lorca Telecom Bondco SA	4.000	09-18-27	EUR	1,500,000	1,339,255
Consumer discretionary 1.9%					35,497,607
Automobiles 0.2%
Constellation Automotive Financing PLC (E)	4.875	07-15-27	GBP	2,813,000	2,552,364
Distributors 0.1%
Northwest Fiber LLC (E)(F)	6.000	02-15-28		3,136,000	2,446,563
Diversified consumer services 0.1%
WW International, Inc. (E)	4.500	04-15-29		2,758,000	1,722,412
Hotels, restaurants and leisure 0.6%
Caesars Entertainment, Inc. (E)	4.625	10-15-29		461,000	370,803
Deuce Finco PLC (E)	5.500	06-15-27	GBP	2,979,000	2,837,931
Deuce Finco PLC	5.500	06-15-27	GBP	957,000	911,682
Punch Finance PLC (E)	6.125	06-30-26	GBP	1,598,000	1,615,096
Stonegate Pub Company Financing 2019 PLC	8.000	07-13-25	GBP	667,000	705,157
Stonegate Pub Company Financing 2019 PLC	8.000	07-13-25	GBP	4,077,000	4,310,230
Stonegate Pub Company Financing 2019 PLC (E)	8.250	07-31-25	GBP	611,000	645,982
Leisure products 0.1%
Mattel, Inc. (E)	3.750	04-01-29		2,000,000	1,782,000
Specialty retail 0.8%
F-Brasile SpA (E)	7.375	08-15-26		12,653,000	10,375,460
Maxeda DIY Holding BV (E)	5.875	10-01-26	EUR	162,000	116,554
Maxeda DIY Holding BV	5.875	10-01-26	EUR	2,640,000	1,899,215
Staples, Inc. (E)	7.500	04-15-26		3,794,000	3,206,158
Consumer staples 0.4%					7,112,705
Household products 0.2%
Kronos Acquisition Holdings, Inc. (E)	5.000	12-31-26		1,966,000	1,780,901
Kronos Acquisition Holdings, Inc. (E)	7.000	12-31-27		1,430,000	1,179,750
Personal products 0.2%
Coty, Inc. (E)	4.750	01-15-29		2,000,000	1,769,680
Douglas GmbH (E)	6.000	04-08-26	EUR	1,299,000	1,067,507
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	39

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Personal products (continued)
Douglas GmbH	6.000	04-08-26	EUR	1,600,000	$1,314,867
Financials 0.9%					17,131,159
Capital markets 0.7%
AG Issuer LLC (E)	6.250	03-01-28		8,446,000	7,741,047
AG TTMT Escrow Issuer LLC (E)	8.625	09-30-27		140,000	140,056
Aretec Escrow Issuer, Inc. (E)	7.500	04-01-29		2,758,000	2,375,630
Hightower Holding LLC (E)	6.750	04-15-29		3,046,000	2,560,033
Consumer finance 0.1%
Encore Capital Group, Inc. (E)	4.250	06-01-28	GBP	2,070,000	1,951,258
Insurance 0.1%
NFP Corp. (E)	7.500	10-01-30		2,399,000	2,363,135
Health care 0.3%					6,327,275
Health care providers and services 0.3%
US Acute Care Solutions LLC (E)	6.375	03-01-26		7,084,000	6,327,275
Industrials 0.9%					16,642,441
Aerospace and defense 0.2%
BWX Technologies, Inc. (E)	4.125	06-30-28		1,500,000	1,380,000
Spirit AeroSystems, Inc. (E)	7.500	04-15-25		3,237,000	3,165,495
Building products 0.3%
JELD-WEN, Inc. (E)	4.625	12-15-25		1,377,000	1,184,220
Victors Merger Corp. (E)	6.375	05-15-29		5,855,000	3,922,850
Construction and engineering 0.2%
Cheever Escrow Issuer LLC (E)	7.125	10-01-27		1,132,000	1,103,700
New Enterprise Stone & Lime Company, Inc. (E)	5.250	07-15-28		2,375,000	2,110,625
Novafives SAS (Greater of 3 month EURIBOR + 4.500% or 4.500%) (G)	4.500	06-15-25	EUR	1,332,000	896,135
Marine 0.1%
Anarafe SLU (3 month EURIBOR + 1.000% Cash or 3 month EURIBOR + 11.750% PIK) (E)	12.332	03-31-26	EUR	1,152,407	1,204,436
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc. (E)	4.125	05-15-29		2,000,000	1,674,980
Information technology 0.7%					12,774,727
IT services 0.1%
Paysafe Finance PLC (E)	4.000	06-15-29		2,584,000	1,931,540
Software 0.6%
Avaya, Inc. (E)	6.125	09-15-28		5,815,000	3,179,526
Castle US Holding Corp. (E)	9.500	02-15-28		1,874,000	1,461,689
40	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
Software (continued)
Helios Software Holdings, Inc. (E)	4.625	05-01-28		5,103,000	$4,073,673
ION Trading Technologies Sarl (E)	5.750	05-15-28		2,172,000	1,851,869
Veritas US, Inc. (E)	7.500	09-01-25		359,000	276,430
Materials 0.8%					14,718,854
Chemicals 0.5%
ASP Unifrax Holdings, Inc. (E)	5.250	09-30-28		2,701,000	2,166,808
ASP Unifrax Holdings, Inc. (E)(F)	7.500	09-30-29		3,362,000	2,459,247
Olympus Water US Holding Corp. (E)	6.250	10-01-29		2,174,000	1,641,370
Trinseo Materials Operating SCA (E)	5.375	09-01-25		1,534,000	1,322,124
Venator Finance Sarl (E)	5.750	07-15-25		1,558,000	1,145,130
Containers and packaging 0.1%
Kleopatra Holdings 2 SCA	6.500	09-01-26	EUR	2,424,000	1,674,750
Metals and mining 0.2%
Midwest Vanadium Proprietary, Ltd. (C)(E)	13.250	02-15-18		5,663,972	11,328

Vibrantz Technologies, Inc. (E)	9.000	02-15-30		5,900,000	4,298,097
Asset backed securities 1.6%					$30,427,504
(Cost $32,947,040)
Asset backed securities 1.6%					30,427,504
Atlas Senior Loan Fund X, Ltd. Series 2018-10A, Class D (3 month LIBOR + 2.750%) (E)(G)	5.262	01-15-31		4,900,000	4,103,662
Cedar Funding VIII CLO, Ltd. Series 2017-8A, Class DR (3 month LIBOR + 3.500%) (E)(G)	6.240	10-17-34		850,000	784,921
Hayfin US XIV, Ltd. Series 2021-14A, Class D (3 month LIBOR + 3.650%) (E)(G)	6.360	07-20-34		3,000,000	2,805,381
Jamestown CLO IX, Ltd. Series 2016-9A, Class CRR (3 month LIBOR + 3.900%) (E)(G)	6.683	07-25-34		3,450,000	3,264,387
Jamestown CLO XVI, Ltd. Series 2021-16A, Class D (3 month LIBOR + 3.650%) (E)(G)	6.433	07-25-34		3,100,000	2,894,820
Marble Point CLO XI, Ltd. Series 2017-2A, Class D (3 month LIBOR + 2.800%) (E)(G)	5.540	12-18-30		2,500,000	2,123,563
Northwoods Capital XVII, Ltd. Series 2018-17A, Class D (3 month LIBOR + 2.850%) (E)(G)	5.609	04-22-31		1,350,000	1,160,260
Parallel, Ltd. Series 2020-1A, Class CR (3 month LIBOR + 3.400%) (E)(G)	6.110	07-20-34		1,350,000	1,224,501
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	41

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Sculptor CLO XXVII, Ltd. Series 27A, Class D (3 month LIBOR + 3.700%) (E)(G)	6.410	07-20-34	3,550,000	$3,326,765
Shackleton XIV CLO, Ltd. Series 2019-14A, Class DR (3 month LIBOR + 3.700%) (E)(G)	6.410	07-20-34	2,950,000	2,770,920
TCW CLO, Ltd. Series 2020-1A, Class DRR (3 month LIBOR + 3.400%) (E)(G)	6.110	04-20-34	1,300,000	1,214,460
Wellfleet CLO, Ltd.
Series 2020-2A, Class DR (3 month LIBOR + 3.800%) (E)(G)	6.312	07-15-34	2,900,000	2,703,244
Series 2021-2A, Class D (3 month LIBOR + 3.600%) (E)(G)	6.112	07-15-34	2,200,000	2,050,620

	Shares	Value
Common stocks 0.4%		$7,068,949
(Cost $2,672,664)
Communication services 0.1%		1,835,683
Entertainment 0.1%
Cineworld Group PLC (H)	105,512	12,257
Technicolor SA (H)	586,571	1,823,426
Consumer discretionary 0.0%		24,458
Hotels, restaurants and leisure 0.0%
NPC International, Inc. (D)(H)	149,959	24,458
Energy 0.3%		5,196,510
Oil, gas and consumable fuels 0.3%
Ultra Petroleum Corp. (H)	37,155	1,368,530
Ultra Resources, Inc. (H)	103,928	3,827,980
Industrials 0.0%		12,298
Marine 0.0%
Naviera Armas SA, Class A2 (D)(H)	2,453	0
Naviera Armas SA, Class A3 (H)	430	5,402
Naviera Armas SA, Class B2 (D)(H)	3,126	0
Naviera Armas SA, Class B3 (H)	549	6,896

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $0)
Magellan Health, Inc. (D)(H)	3,400,000	0

42	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Short-term investments 0.3%			$6,838,815
(Cost $6,842,625)
Short-term funds 0.3%			6,838,815
John Hancock Collateral Trust (I)	2.3160(J)	684,333	6,838,815

Total investments (Cost $1,994,248,779) 98.5%			$1,862,829,791
Other assets and liabilities, net 1.5%			28,201,978
Total net assets 100.0%			$1,891,031,769

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Security Abbreviations and Legend
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(B)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(C)	Non-income producing - Issuer is in default.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	All or a portion of this security is on loan as of 8-31-22.
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	Non-income producing security.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(J)	The rate shown is the annualized seven-day yield as of 8-31-22.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	43

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	110,562,754	EUR	106,090,000	CITI	1/9/2023	$2,994,522	—
USD	45,930,005	GBP	37,400,000	CITI	7/6/2023	2,368,111	—
						$5,362,633	—

Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
OTC	Over-the-counter
At 8-31-22, the aggregate cost of investments for federal income tax purposes was $2,000,821,439. Net unrealized depreciation aggregated to $132,629,015, of which $9,474,709 related to gross unrealized appreciation and $142,103,724 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
44	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-22

Assets
Unaffiliated investments, at value (Cost $1,987,406,154) including $6,668,671 of securities loaned	$1,855,990,976
Affiliated investments, at value (Cost $6,842,625)	6,838,815
Total investments, at value (Cost $1,994,248,779)	1,862,829,791
Unrealized appreciation on forward foreign currency contracts	5,362,633
Cash	21,701,175
Foreign currency, at value (Cost $25,638,240)	24,856,869
Collateral segregated at custodian for OTC derivative contracts	22,347,630
Interest receivable	13,438,442
Receivable for fund shares sold	1,185,103
Receivable for investments sold	38,672,585
Receivable for securities lending income	22,919
Other assets	125,873
Total assets	1,990,543,020
Liabilities
Distributions payable	58,864
Payable for investments purchased	82,760,376
Payable for fund shares repurchased	9,376,489
Payable upon return of securities loaned	6,846,958
Payable to affiliates
Investment management fees	428
Accounting and legal services fees	69,770
Transfer agent fees	72,940
Trustees’ fees	1,771
Other liabilities and accrued expenses	323,655
Total liabilities	99,511,251
Net assets	$1,891,031,769
Net assets consist of
Paid-in capital	$2,392,767,202
Total distributable earnings (loss)	(501,735,433)
Net assets	$1,891,031,769

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	45

STATEMENT OF ASSETS AND LIABILITIES 8-31-22  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($147,723,467 ÷ 19,070,294 shares)[1]	$7.75
Class C ($18,868,864 ÷ 2,426,103 shares)[1]	$7.78
Class I ($454,183,093 ÷ 58,688,526 shares)	$7.74
Class R6 ($505,389,745 ÷ 65,220,491 shares)	$7.75
Class 1 ($16,219,438 ÷ 2,096,490 shares)	$7.74
Class NAV ($748,647,162 ÷ 96,624,538 shares)	$7.75
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$7.95

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
46	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-22

Investment income
Interest	$99,920,644
Dividends	1,173,350
Securities lending	111,820
Other income	808
Total investment income	101,206,622
Expenses
Investment management fees	12,928,686
Distribution and service fees	557,597
Line of credit fees	447,313
Accounting and legal services fees	289,297
Transfer agent fees	737,242
Trustees’ fees	31,602
Custodian fees	241,142
State registration fees	148,683
Printing and postage	38,029
Professional fees	129,415
Other	174,805
Total expenses	15,723,811
Less expense reductions	(1,462,186)
Net expenses	14,261,625
Net investment income	86,944,997
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(44,702,401)
Affiliated investments	(8,561)
Capital gain distributions received from affiliated investments	4,459
Forward foreign currency contracts	26,707,494
(17,999,009)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(122,891,487)
Affiliated investments	(7,202)
Forward foreign currency contracts	4,495,692
(118,402,997)
Net realized and unrealized loss	(136,402,006)
Decrease in net assets from operations	$(49,457,009)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	47

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$86,944,997	$45,956,776
Net realized loss	(17,999,009)	(4,627,660)
Change in net unrealized appreciation (depreciation)	(118,402,997)	39,453,342
Increase (decrease) in net assets resulting from operations	(49,457,009)	80,782,458
Distributions to shareholders
From earnings
Class A	(6,741,097)	(3,042,478)
Class B	—	(6,414)[1]
Class C	(794,453)	(643,345)
Class I	(22,133,222)	(3,210,075)
Class R6	(22,072,207)	(3,506,958)
Class 1	(800,303)	(511,178)
Class NAV	(46,730,483)	(24,702,509)
Total distributions	(99,271,765)	(35,622,957)
From fund share transactions	289,452,146	925,360,279
Total increase	140,723,372	970,519,780
Net assets
Beginning of year	1,750,308,397	779,788,617
End of year	$1,891,031,769	$1,750,308,397

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.
48	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$8.30	$7.89	$8.28	$8.43	$8.45
Net investment income[1]	0.34	0.30	0.36	0.40	0.34
Net realized and unrealized gain (loss) on investments	(0.51)	0.36	(0.36)	(0.16)	—[2]
Total from investment operations	(0.17)	0.66	—	0.24	0.34
Less distributions
From net investment income	(0.38)	(0.25)	(0.39)	(0.39)	(0.36)
Net asset value, end of period	$7.75	$8.30	$7.89	$8.28	$8.43
Total return (%)[3,4]	(2.05)	8.41	0.11	2.96	4.05
Ratios and supplemental data
Net assets, end of period (in millions)	$148	$118	$89	$109	$117
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.12	1.17[5]	1.16	1.13
Expenses including reductions	1.01	1.00	0.99[5]	1.06	1.13
Net investment income	4.18	3.71	4.49	4.77	4.03
Portfolio turnover (%)	52	59	81	120	71

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Includes reimbursement of legal fees of 0.01%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	49

CLASS C SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$8.33	$7.92	$8.32	$8.47	$8.49
Net investment income[1]	0.27	0.25	0.30	0.33	0.28
Net realized and unrealized gain (loss) on investments	(0.50)	0.34	(0.37)	(0.15)	(0.01)
Total from investment operations	(0.23)	0.59	(0.07)	0.18	0.27
Less distributions
From net investment income	(0.32)	(0.18)	(0.33)	(0.33)	(0.29)
Net asset value, end of period	$7.78	$8.33	$7.92	$8.32	$8.47
Total return (%)[2,3]	(2.76)	7.58	(0.74)	2.20	3.28
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$22	$39	$71	$102
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	1.87	1.92[4]	1.91	1.88
Expenses including reductions	1.76	1.75	1.74[4]	1.81	1.88
Net investment income	3.37	3.00	3.77	3.99	3.29
Portfolio turnover (%)	52	59	81	120	71

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Includes reimbursement of legal fees of 0.01%.
50	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$8.29	$7.89	$8.28	$8.43	$8.45
Net investment income[1]	0.35	0.31	0.38	0.41	0.36
Net realized and unrealized gain (loss) on investments	(0.50)	0.35	(0.36)	(0.15)	—[2]
Total from investment operations	(0.15)	0.66	0.02	0.26	0.36
Less distributions
From net investment income	(0.40)	(0.26)	(0.41)	(0.41)	(0.38)
Net asset value, end of period	$7.74	$8.29	$7.89	$8.28	$8.43
Total return (%)[3]	(1.83)	8.52	0.34	3.19	4.31
Ratios and supplemental data
Net assets, end of period (in millions)	$454	$252	$49	$66	$152
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.87	0.92[4]	0.92	0.89
Expenses including reductions	0.78	0.77	0.76[4]	0.83	0.88
Net investment income	4.42	3.84	4.72	4.94	4.29
Portfolio turnover (%)	52	59	81	120	71

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Includes reimbursement of legal fees of 0.01%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	51

CLASS R6 SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$8.30	$7.89	$8.29	$8.43	$8.45
Net investment income[1]	0.37	0.32	0.39	0.42	0.37
Net realized and unrealized gain (loss) on investments	(0.51)	0.36	(0.37)	(0.14)	—[2]
Total from investment operations	(0.14)	0.68	0.02	0.28	0.37
Less distributions
From net investment income	(0.41)	(0.27)	(0.42)	(0.42)	(0.39)
Net asset value, end of period	$7.75	$8.30	$7.89	$8.29	$8.43
Total return (%)[3]	(1.71)	8.77	0.33	3.44	4.41
Ratios and supplemental data
Net assets, end of period (in millions)	$505	$342	$2	$3	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.77	0.81[4]	0.81	0.79
Expenses including reductions	0.66	0.66	0.65[4]	0.71	0.78
Net investment income	4.57	3.93	4.88	5.06	4.45
Portfolio turnover (%)	52	59	81	120	71

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Includes reimbursement of legal fees of 0.01%.
52	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$8.29	$7.88	$8.28	$8.42	$8.44
Net investment income[1]	0.36	0.33	0.38	0.42	0.37
Net realized and unrealized gain (loss) on investments	(0.50)	0.35	(0.36)	(0.14)	(0.01)
Total from investment operations	(0.14)	0.68	0.02	0.28	0.36
Less distributions
From net investment income	(0.41)	(0.27)	(0.42)	(0.42)	(0.38)
Net asset value, end of period	$7.74	$8.29	$7.88	$8.28	$8.42
Total return (%)[2]	(1.76)	8.74	0.29	3.39	4.37
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$15	$16	$27	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.81	0.85[3]	0.84	0.83
Expenses including reductions	0.70	0.70	0.69[3]	0.75	0.82
Net investment income	4.46	4.04	4.82	5.07	4.36
Portfolio turnover (%)	52	59	81	120	71

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes reimbursement of legal fees of 0.01%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	53

CLASS NAV SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$8.30	$7.89	$8.29	$8.44	$8.45
Net investment income[1]	0.36	0.33	0.38	0.42	0.37
Net realized and unrealized gain (loss) on investments	(0.50)	0.35	(0.36)	(0.15)	0.01
Total from investment operations	(0.14)	0.68	0.02	0.27	0.38
Less distributions
From net investment income	(0.41)	(0.27)	(0.42)	(0.42)	(0.39)
Net asset value, end of period	$7.75	$8.30	$7.89	$8.29	$8.44
Total return (%)[2]	(1.72)	8.78	0.34	3.32	4.55
Ratios and supplemental data
Net assets, end of period (in millions)	$749	$1,001	$583	$648	$865
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.76	0.80[3]	0.79	0.78
Expenses including reductions	0.67	0.66	0.65[3]	0.71	0.77
Net investment income	4.42	4.03	4.80	5.08	4.41
Portfolio turnover (%)	52	59	81	120	71

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes reimbursement of legal fees of 0.01%.
54	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Floating Rate Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	55

value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2022, by major security category or type:
	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Term loans	$1,681,242,345	—	$1,681,242,345	—
Corporate bonds	137,252,178	—	137,252,178	—
Asset backed securities	30,427,504	—	30,427,504	—
Common stocks	7,068,949	—	7,044,491	$24,458
Short-term investments	6,838,815	$6,838,815	—	—
Total investments in securities	$1,862,829,791	$6,838,815	$1,855,966,518	$24,458
Derivatives:
Assets
Forward foreign currency contracts	$5,362,633	—	$5,362,633	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will
56	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At August 31, 2022, the fund had $6,038,100 in unfunded loan commitments outstanding.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2022, the fund loaned securities valued at $6,668,671 and received $6,846,958 of cash collateral.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	57

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $400 million ($250 million is dedicated to the fund), subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Line of credit fees on the Statement of operations. Commitment fees for the year ended August 31, 2022, were $447,313.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2022, the fund has a short-term capital loss carryforward of $50,178,945 and a long-term capital loss carryforward of $342,421,254 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
58	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

The tax character of distributions for the years ended August 31, 2022 and 2021 was as follows:
	August 31, 2022	August 31, 2021
Ordinary income	$99,271,765	$35,622,957
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2022, the components of distributable earnings on a tax basis consisted of $24,329,509 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	59

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2022, the fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging $142.8 million to $211.9 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$5,362,633	—
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2022:
Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Currency	$26,707,494
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2022:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$4,495,692
60	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.680% of the first $1.10 billion of the fund’s average daily net assets; (b) 0.630% of the next $1.90 billion of the fund’s average daily net assets; (c) 0.605% of the next $1.50 billion of the fund’s average daily net assets; (d) 0.590% of the next $1.50 billion of the fund’s average daily net assets and (e) 0.570% of the fund’s average daily net assets in excess of $6.00 billion. The Advisor has a subadvisory agreement with BCSF Advisors, LP (Bain Capital Credit) (Subadvisor). The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.66% of average net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding 12b-1 fees, service fee, transfer agent fee, brokerage commissions, prime brokerage fees, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of business, and all other class level expenses. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of Class A, Class C, Class I, Class R6, Class 1 and Class NAV shares exceed 1.00%, 1.75%, 0.77%, 0.66%, 0.70% and 0.66%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, “expenses of Class A, Class C, Class I, Class R6, Class 1 and Class NAV shares” means all expenses of the fund attributable to the applicable class plus class specific expenses, excluding interest expense, acquired fund fees, brokerage commissions, prime brokerage fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of business. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	61

For the year ended August 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$133,905
Class C	18,739
Class I	328,771
Class R6	343,212
Class	Expense reduction
Class 1	$12,709
Class NAV	624,850
Total	$1,462,186

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2022, were equivalent to a net annual effective rate of 0.58% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $143,914 for the year ended August 31, 2022. Of this amount, $30,830 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $113,084 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within one year of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2022, CDSCs received by the Distributor amounted to $9,447 and $2,535 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five
62	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$350,203	$162,942
Class C	199,483	23,131
Class I	—	511,985
Class R6	—	39,184
Class 1	7,911	—
Total	$557,597	$737,242
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$14,200,000	2	1.410%	$(1,112)
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2022 and 2021 were as follows:
	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,434,447	$84,749,925	6,859,380	$56,094,739
Distributions reinvested	806,177	6,433,481	343,695	2,804,607
Repurchased	(6,377,777)	(50,892,346)	(4,218,044)	(34,506,914)
Net increase	4,862,847	$40,291,060	2,985,031	$24,392,432
Class B shares
Sold	—	—	45	$354
Distributions reinvested	—	—	503	3,982
Repurchased	—	—	(239,238)	(1,903,818)
Net decrease	—	—	(238,690)	$(1,899,482)
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	63

	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class C shares
Sold	980,306	$7,931,110	370,023	$3,065,141
Distributions reinvested	97,294	781,387	77,706	633,059
Repurchased	(1,254,225)	(10,141,370)	(2,810,979)	(22,872,097)
Net decrease	(176,625)	$(1,428,873)	(2,363,250)	$(19,173,897)
Class I shares
Sold	62,172,144	$505,445,207	28,912,821	$238,039,224
Distributions reinvested	2,720,474	21,648,456	380,816	3,126,902
Repurchased	(36,607,154)	(287,313,849)	(5,081,504)	(41,389,729)
Net increase	28,285,464	$239,779,814	24,212,133	$199,776,397
Class R6 shares
Sold	30,172,801	$244,461,199	42,926,197	$353,304,450
Distributions reinvested	2,770,898	22,067,012	418,380	3,464,169
Repurchased	(8,915,038)	(70,409,551)	(2,348,101)	(19,008,996)
Net increase	24,028,661	$196,118,660	40,996,476	$337,759,623
Class 1 shares
Sold	1,106,159	$8,911,905	961,072	$7,863,511
Distributions reinvested	100,198	800,303	62,794	511,178
Repurchased	(979,229)	(7,911,628)	(1,224,731)	(9,968,715)
Net increase (decrease)	227,128	$1,800,580	(200,865)	$(1,594,026)
Class NAV shares
Sold	3,557,207	$29,092,698	46,644,623	$384,523,749
Distributions reinvested	5,822,481	46,730,483	3,020,730	24,702,509
Repurchased	(33,440,597)	(262,932,276)	(2,882,076)	(23,127,026)
Net increase (decrease)	(24,060,909)	$(187,109,095)	46,783,277	$386,099,232
Total net increase	33,166,566	$289,452,146	112,174,112	$925,360,279
Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2022. As of August 31, 2022, affiliates of the Subadvisor owned 21% of the fund (77% of Class R6). Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$1,780,295
64	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,263,136,696 and $1,012,451,752, respectively, for the year ended August 31, 2022.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2022, funds within the John Hancock group of funds complex held 39.6% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	14.7%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	8.6%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	6.7%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	6.3%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	684,333	$19,438,612	$72,615,862	$(85,199,896)	$(8,561)	$(7,202)	$111,820	$4,459	$6,838,815

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	65

The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
66	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Floating Rate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Floating Rate Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	67

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
68	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Bain Capital Credit (the Subadvisor), for John Hancock Floating Rate Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.  Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	69

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the three-year period and underperformed for the one-, five- and ten-year periods ended December 31, 2021. The Board also noted that the fund outperformed its peer group median for the one-, three-, five and ten-year periods ended December 31, 2021.The Board took into account management’s discussion of the fund’s performance, including its favorable performance relative to the peer group median for the one-, three-, five- and ten-year periods. The Board also took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-, five- and ten-year periods. The Board also noted that the fund’s longer term performance in part reflects that of the previous subadvisor. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.  The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are equal to the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board also noted recent actions taken to reduce the fund’s fees and expenses and that the fund’s lower fees and expenses were not fully reflected in the comparative information provided by the independent third-party. The Board also took into account management’s discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
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(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program
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and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for the fund are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
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The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Floating Rate Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, BCSF Advisors, LP (“Bain Capital Credit”) (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
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•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	192
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	192
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017).
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	192
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009).
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	192
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016).

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Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	81

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
BCSF Advisors, LP (“Bain Capital Credit”)
Portfolio Managers
Andrew Carlino
Kim Harris
Nate Whittier
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
82	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Floating Rate Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2406920	328A 8/22
10/2022

Annual report
John Hancock
Opportunistic Fixed Income Fund
Fixed income
August 31, 2022

A message to shareholders
Dear shareholder,
The bond market declined sharply for the 12 months ended August 31, 2022, as bond yields rose significantly. The catalyst was surging inflation; the 12-month U.S. inflation rate jumped to its highest level in more than 40 years, driven largely by rising food and energy prices. The U.S. Federal Reserve (Fed) responded with a number of short-term interest-rate increases. Bond market volatility also increased during the period, resulting primarily from Russia’s invasion of Ukraine in February and mixed global economic data.
While bond yields rose broadly for the period, short-term yields climbed the most in response to changing Fed policy. Sector performance was uniformly negative, with high-yield and investment-grade corporate bonds declining the most amid increased economic uncertainty stemming from the Fed’s rate hikes. Shorter-term sectors such as asset-backed securities and commercial mortgage-backed securities held up the best.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Opportunistic Fixed Income Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
48	Financial statements
52	Financial highlights
57	Notes to financial statements
74	Report of independent registered public accounting firm
75	Tax information
76	Evaluation of advisory and subadvisory agreements by the Board of Trustees
83	Statement regarding liquidity risk management
85	Trustees and Officers
89	More information
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2022 (%)

The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 6-4-21. Returns prior to this date are those of Class 1 shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Challenging market conditions for fixed income
Fixed-income securities struggled this period, reflecting concerns about inflation pressures, higher interest rates, and potential economic weakness in Europe.
The fund underperformed its benchmark, the Bloomberg Global Aggregate Bond USD Hedged Index
The fund saw relative underperformance in several investment categories, especially emerging-market debt, which struggled amid Russia’s invasion of Ukraine, tighter Fed monetary policy, and worries about the global economy.
Pursuing tactical opportunities
The fund embraced opportunities to invest in securities seen as priced attractively enough to compensate for concern about market volatility.
PORTFOLIO COMPOSITION AS OF 8/31/2022 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	3

QUALITY COMPOSITION AS OF 8/31/2022 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-22 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
What trends influenced global fixed-income markets for the 12 months ended August 31, 2022?
Nongovernment bonds outperformed their government counterparts, as investors grew more concerned that tighter monetary policy could lead to a global recession. In 2022, the fixed-income asset class saw its worst-ever start to a year. Yields on government debt moved sharply higher as central banks shifted to a more hawkish stance to combat high inflation. Inflation pressures, led by food, shelter, and energy prices, remained acute, even as commodity prices declined late this period. After the West sanctioned Russia for invading Ukraine, Russia retaliated by restricting gas supplies to parts of Europe, which raised concern about Europe’s energy security and economic resilience. The U.S. labor market remained strong, while surging mortgage rates tested the housing market’s resilience.
In this environment, how did the fund perform?
The fund trailed its benchmark. The fund focuses on noncore sectors of global fixed-income markets and invests according to several themes. Within the fund’s strategic sector theme, the main performance challenge came from investments in emerging-market debt. These securities lagged amid the Russian invasion of Ukraine, tighter U.S. Federal Reserve (Fed) monetary policy, and concern about global growth. Exposure to corporate credit also detracted, as credit spreads widened and investor concern about corporate profitability grew.
COUNTRY COMPOSITION AS OF 8/31/2022 (% of net assets)
United States	38.1
South Korea	9.2
Japan	5.8
Australia	4.7
New Zealand	4.6
Brazil	3.9
Cayman Islands	3.1
Mexico	2.9
Iceland	2.6
Peru	2.2
Other countries	22.9
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	5

Within the fund’s market-neutral theme, a short position in the U.S. dollar detracted from performance, as the Fed’s shift to tighter monetary policy propelled the dollar to a 20-year high. Within the fund’s tactical sector theme, the fund’s exposure to higher duration (more interest-rate-sensitive) investments and emerging markets also detracted, given these categories’ underperformance.
The fund employed derivatives through credit default swaps, bond futures, and currency forwards. We implemented these positions because we saw them as an efficient, lower-transaction-cost approach to reposition the fund’s sector, country, and currency exposure. In all, these derivative positions contributed to performance this period.
How was the fund positioned at period end?
Although the fund wasn’t immune to significant market volatility this period, investments in many resilient areas of the fixed-income markets, such as structured credit and bank loans, provided some stability. During the period, we tactically rotated into areas of the market where we believed attractive pricing compensated shareholders for the elevated uncertainty about the path of the global economic cycle. We plan to continue this tactical approach as market dislocations arise.
MANAGED BY

Brian M. Garvey
Brij S. Khurana
The views expressed in this report are exclusively those of Brian M. Garvey and Brij S. Khurana, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-22	as of 8-31-22
Class A1	-18.79	-0.94	0.13	-4.60	1.35	4.75	4.29
Class C1	-15.99	-0.09	0.56	-0.44	5.77	4.21	3.76
Class I1,2	-14.24	0.17	0.69	0.84	7.13	5.26	4.78
Class R6[1,2]	-14.16	0.20	0.71	1.01	7.31	5.40	4.96
Class 1[2]	-14.23	0.17	0.69	0.86	7.15	5.33	4.85
Index 1††	-9.99	0.88	2.06	4.50	22.62	—	—
Index 2††	-17.61	-1.46	-0.28	-7.09	-2.80	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6 and Class 1 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class 1
Gross (%)	1.69	2.44	1.44	1.34	1.38
Net (%)	1.19	1.94	0.94	0.84	0.88
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the Bloomberg Global Aggregate Bond USD Hedged Index; Index 2 is the Bloomberg Global Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Opportunistic Fixed Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-12	10,577	10,577	12,262	9,720
Class I1,2	8-31-12	10,713	10,713	12,262	9,720
Class R6[1,2]	8-31-12	10,731	10,731	12,262	9,720
Class 1[2]	8-31-12	10,715	10,715	12,262	9,720
The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
The Bloomberg Global Aggregate Bond Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, and Class R6 shares were first offered on 6-4-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2022, with the same investment held until August 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2022, with the same investment held until August 31, 2022. Look in any other fund shareholder report
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	9

to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$925.10	$5.68	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class C	Actual expenses/actual returns	1,000.00	921.70	9.30	1.92%
	Hypothetical example	1,000.00	1,015.50	9.75	1.92%
Class I	Actual expenses/actual returns	1,000.00	927.00	4.47	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class R6	Actual expenses/actual returns	1,000.00	927.50	3.94	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Class 1	Actual expenses/actual returns	1,000.00	927.30	4.13	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-22
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 1.5%					$1,657,224
(Cost $1,772,704)
U.S. Government 1.2%					1,287,068
U.S. Treasury
Treasury Inflation Protected Security	0.125	02-15-52		510,903	399,602
Treasury Inflation Protected Security	0.250	02-15-50		1,105,949	887,466
U.S. Government Agency 0.3%					370,156
Federal National Mortgage Association 30 Yr Pass Thru (A)	3.000	TBA		400,000	370,156

Foreign government obligations 49.8%					$56,497,498
(Cost $70,261,793)
Argentina 0.0%					53,449
Republic of Argentina
Bond	1.000	07-09-29		7,467	1,732
Bond (1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter)	1.500	07-09-35		229,987	51,717
Australia 4.5%					5,162,959
Commonwealth of Australia
Bond	0.250	11-21-32	AUD	3,280,000	2,124,156
Bond	1.750	06-21-51	AUD	1,350,000	590,878
Inflation Linked Bond	0.851	11-21-27	AUD	2,215,000	1,700,534
Inflation Linked Bond	1.468	08-21-40	AUD	990,000	747,391
Benin 0.2%					175,198
Republic of Benin
Bond	4.950	01-22-35	EUR	240,000	175,198
Brazil 3.9%					4,373,516
Federative Republic of Brazil
Bond	10.000	01-01-33	BRL	307,000	52,651
Bond (B)	12.776	01-01-24	BRL	2,624,000	428,528
Note	6.000	05-15-55	BRL	1,864,000	1,449,367
Note	10.000	01-01-25	BRL	3,425,000	642,859
Note	10.000	01-01-27	BRL	1,362,000	249,711
Note	10.000	01-01-29	BRL	8,699,000	1,550,400
Bulgaria 0.4%					474,759
Republic of Bulgaria
Bond	1.375	09-23-50	EUR	750,000	474,759
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Chile 0.5%					$604,618
Republic of Chile
Bond	0.830	07-02-31	EUR	100,000	79,772
Bond	3.100	05-07-41		200,000	146,424
Bond (C)	4.700	09-01-30	CLP	165,000,000	166,427
Bond	5.000	03-01-35	CLP	140,000,000	138,508
Bond	6.000	01-01-43	CLP	70,000,000	73,487
Colombia 1.5%					1,698,061
Republic of Colombia
Bond	3.875	03-22-26	EUR	145,000	140,565
Bond	3.875	02-15-61		460,000	257,967
Bond	4.125	05-15-51		200,000	118,370
Bond	6.125	01-18-41		260,000	207,799
Bond	7.000	03-26-31	COP	466,600,000	77,755
Bond	7.250	10-18-34	COP	740,500,000	116,542
Bond	7.500	08-26-26	COP	829,900,000	163,378
Bond	7.750	09-18-30	COP	1,423,200,000	252,490
Bond	9.250	05-28-42	COP	1,324,000,000	232,191
Bond	10.000	07-24-24	COP	591,100,000	131,004
Czech Republic 0.5%					520,881
Czech Republic
Bond	0.950	05-15-30	CZK	5,090,000	156,129
Bond	1.500	04-24-40	CZK	630,000	15,901
Bond	1.750	06-23-32	CZK	1,930,000	60,262
Bond	2.000	10-13-33	CZK	2,250,000	70,802
Bond	2.500	08-25-28	CZK	4,180,000	149,392
Bond	6.000	02-26-26	CZK	1,640,000	68,395
Egypt 0.3%					336,520
Arab Republic of Egypt
Bond	7.903	02-21-48		560,000	336,520
El Salvador 0.0%					48,000
Republic of El Salvador
Bond	7.125	01-20-50		150,000	48,000
Gabon 0.1%					147,952
Republic of Gabon
Bond	6.625	02-06-31		200,000	147,952
Greece 0.2%					213,280
Republic of Greece
GDP-Linked Note (D)	4.484*	10-15-42	EUR	119,230,000	213,280
Hungary 1.0%					1,159,449
Republic of Hungary
Bond	0.500	11-18-30	EUR	60,000	43,057
Bond	1.625	04-28-32	EUR	335,000	255,203
12	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Hungary (continued)
Bond	1.750	06-05-35	EUR	555,000	$395,126
Bond	2.250	04-20-33	HUF	21,460,000	30,245
Bond	3.000	08-21-30	HUF	32,730,000	55,069
Bond	3.000	10-27-38	HUF	28,110,000	36,634
Bond	3.125	09-21-51		200,000	124,607
Bond	3.250	10-22-31	HUF	89,970,000	149,495
Bond	4.500	03-23-28	HUF	21,590,000	42,187
Bond	4.750	11-24-32	HUF	15,230,000	27,826
Iceland 2.6%					2,944,472
The Republic of Iceland
Bond	5.000	11-15-28	ISK	431,960,000	2,944,472
Indonesia 1.2%					1,413,184
Republic of Indonesia
Bond	1.400	10-30-31	EUR	670,000	534,563
Bond	6.375	04-15-32	IDR	2,664,000,000	170,145
Bond	6.500	06-15-25	IDR	748,000,000	50,770
Bond	7.000	05-15-27	IDR	2,377,000,000	161,734
Bond	7.125	06-15-42	IDR	1,071,000,000	72,254
Bond	7.500	08-15-32	IDR	2,995,000,000	206,789
Bond	7.500	06-15-35	IDR	612,000,000	42,470
Bond	7.500	05-15-38	IDR	1,861,000,000	127,754
Bond	7.500	04-15-40	IDR	675,000,000	46,705
Japan 5.3%					6,068,910
Government of Japan
CPI Linked Bond	0.100	03-10-28	JPY	486,766,098	3,694,762
CPI Linked Bond	0.100	03-10-29	JPY	311,747,202	2,374,148
Macedonia 0.3%					304,081
Republic of North Macedonia
Bond	1.625	03-10-28	EUR	200,000	162,499
Bond	2.750	01-18-25	EUR	150,000	141,582
Malaysia 0.9%					963,980
Government of Malaysia
Bond	2.632	04-15-31	MYR	1,065,000	214,505
Bond	3.478	06-14-24	MYR	1,115,000	250,099
Bond	3.582	07-15-32	MYR	140,000	30,185
Bond	3.882	03-14-25	MYR	795,000	179,894
Bond	3.885	08-15-29	MYR	1,015,000	225,693
Bond	4.696	10-15-42	MYR	275,000	63,604
Mexico 2.7%					3,066,114
Government of Mexico
Bond	1.450	10-25-33	EUR	135,000	96,900
Bond	2.125	10-25-51	EUR	300,000	173,958
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Mexico (continued)
Bond	2.750	11-27-31	MXN	32,521,132	$1,437,716
Bond	3.375	02-23-31	EUR	105,000	97,576
Bond	3.625	04-09-29	EUR	145,000	142,389
Bond	5.500	03-04-27	MXN	1,033,400	44,432
Bond	5.750	03-05-26	MXN	1,645,400	73,152
Bond	7.750	05-29-31	MXN	4,930,200	224,998
Bond	7.750	11-13-42	MXN	1,754,100	76,654
Bond	8.000	11-07-47	MXN	4,687,200	208,847
Bond	8.000	07-31-53	MXN	1,044,600	48,628
Bond	8.500	05-31-29	MXN	5,010,100	241,760
Bond	8.500	11-18-38	MXN	2,903,400	137,247
Bond	10.000	11-20-36	MXN	1,151,600	61,857
Morocco 0.5%					528,232
Kingdom of Morocco
Bond	1.500	11-27-31	EUR	620,000	450,214
Bond	2.000	09-30-30	EUR	100,000	78,018
New Zealand 4.6%					5,274,825
Government of New Zealand
Bond	1.500	05-15-31	NZD	145,000	72,688
Bond	2.750	05-15-51	NZD	2,030,000	920,636
Inflation Linked Bond	2.887	09-20-40	NZD	755,000	536,953
Inflation Linked Bond	2.917	09-20-35	NZD	1,110,000	811,989
Inflation Linked Bond	3.555	09-20-30	NZD	3,735,000	2,932,559
Panama 0.3%					313,134
Republic of Panama
Bond	4.500	04-16-50		200,000	158,599
Bond	4.500	04-01-56		200,000	154,535
Peru 2.1%					2,416,365
Republic of Peru
Bond	1.250	03-11-33	EUR	205,000	152,111
Bond	1.950	11-17-36	EUR	215,000	153,814
Bond	3.750	03-01-30	EUR	100,000	99,860
Bond	5.400	08-12-34	PEN	385,000	79,314
Bond	6.150	08-12-32	PEN	1,960,000	444,087
Bond	6.350	08-12-28	PEN	1,225,000	298,803
Bond	6.900	08-12-37	PEN	265,000	61,033
Bond	6.950	08-12-31	PEN	4,220,000	1,029,658
Bond	8.200	08-12-26	PEN	360,000	97,685
Philippines 0.2%					231,108
Republic of the Philippines
Bond	1.750	04-28-41	EUR	330,000	231,108
14	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Poland 0.5%					$585,894
Republic of Poland
Bond	1.750	04-25-32	PLN	1,090,000	159,140
Bond	2.750	10-25-29	PLN	295,000	49,943
Bond	3.250	07-25-25	PLN	730,000	141,057
Bond	3.750	05-25-27	PLN	1,260,000	235,754
Romania 0.8%					907,598
Republic of Romania
Bond	2.000	01-28-32	EUR	115,000	79,365
Bond	2.124	07-16-31	EUR	110,000	78,402
Bond	2.500	02-08-30	EUR	110,000	86,762
Bond (C)	2.625	12-02-40	EUR	120,000	69,511
Bond	2.625	12-02-40	EUR	145,000	83,992
Bond (C)	2.750	04-14-41	EUR	360,000	208,777
Bond	3.650	09-24-31	RON	240,000	36,454
Bond	3.875	10-29-35	EUR	110,000	84,510
Bond	4.750	10-11-34	RON	365,000	57,117
Bond	5.800	07-26-27	RON	440,000	83,730
Bond	6.700	02-25-32	RON	205,000	38,978
Russia 1.4%					1,606,377
Government of Russia
Bond (E)	5.900	03-12-31	RUB	256,290,000	1,029,361
Bond (E)	6.000	10-06-27	RUB	48,970,000	196,683
Bond (E)	6.900	05-23-29	RUB	71,950,000	288,980
Bond (E)	7.050	01-19-28	RUB	3,775,000	15,162
Bond (E)	7.650	04-10-30	RUB	18,970,000	76,191
Saudi Arabia 0.4%					416,913
Kingdom of Saudi Arabia
Bond (C)	2.250	02-02-33		486,000	416,913
Serbia 0.5%					558,423
Republic of Serbia
Bond	1.500	06-26-29	EUR	280,000	201,550
Bond	1.650	03-03-33	EUR	230,000	140,865
Bond	2.050	09-23-36	EUR	375,000	216,008
South Africa 1.1%					1,212,463
Republic of South Africa
Bond	6.250	03-31-36	ZAR	435,000	16,756
Bond	8.000	01-31-30	ZAR	3,845,000	195,927
Bond	8.250	03-31-32	ZAR	2,330,000	114,660
Bond	8.500	01-31-37	ZAR	4,760,000	222,540
Bond	8.750	01-31-44	ZAR	2,170,000	99,749
Bond	8.875	02-28-35	ZAR	8,690,000	429,000
Bond	9.000	01-31-40	ZAR	2,800,000	133,831
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
South Korea 9.2%					$10,453,225
Republic of Korea
Bond	1.375	12-10-29	KRW	9,311,470,000	5,922,245
Bond	2.375	12-10-31	KRW	3,533,780,000	2,353,457
Inflation Linked Bond	1.125	06-10-30	KRW	2,672,336,779	1,915,424
Inflation Linked Bond	1.750	06-10-28	KRW	342,154,742	262,099
Spain 1.0%					1,096,677
Kingdom of Spain
Bond (C)	1.000	10-31-50	EUR	1,820,000	1,096,677
Thailand 0.7%					744,876
Kingdom of Thailand
Bond	1.000	06-17-27	THB	7,440,000	194,295
Bond	1.585	12-17-35	THB	7,850,000	180,306
Bond	1.600	12-17-29	THB	4,385,000	113,946
Bond	2.000	12-17-31	THB	7,945,000	209,261
Bond	2.000	06-17-42	THB	2,120,000	47,068
United Kingdom 0.4%					422,005
United Kingdom of Great Britain

Inflation-Linked Gilt	0.500	03-22-50	GBP	286,706	422,005
Corporate bonds 21.7%					$24,680,700
(Cost $27,753,516)
Australia 0.2%					207,242
FMG Resources Proprietary, Ltd. (C)	5.875	04-15-30		45,000	41,513
Macquarie Group, Ltd. (5.491% to 11-9-32, then SOFR + 2.865%) (C)	5.491	11-09-33		170,000	165,729
Austria 0.2%					217,476
Klabin Austria GmbH (C)	7.000	04-03-49		230,000	217,476
Bermuda 0.1%					85,864
Athene Holding, Ltd.	3.500	01-15-31		100,000	85,864
Brazil 0.1%					83,100
Vale Overseas, Ltd.	6.875	11-10-39		80,000	83,100
Canada 0.3%					382,606
goeasy, Ltd. (C)	4.375	05-01-26		99,000	88,827
The Bank of Nova Scotia (4.588% to 5-4-32, then 5 Year CMT + 2.050%)	4.588	05-04-37		325,000	293,779
Chile 0.1%					125,250
VTR Comunicaciones SpA	4.375	04-15-29		200,000	125,250
China 0.2%					207,256
CIFI Holdings Group Company, Ltd.	4.375	04-12-27		200,000	91,753
16	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
China (continued)
Country Garden Holdings Company, Ltd.	3.875	10-22-30		210,000	90,300
KWG Group Holdings, Ltd.	6.000	08-14-26		200,000	25,203
Finland 0.0%					$10,106
Nokia OYJ	6.625	05-15-39		10,000	10,106
France 1.5%					1,674,748
BNP Paribas SA (2.871% to 4-19-31, then SOFR + 1.387%) (C)	2.871	04-19-32		200,000	162,073
Credit Agricole Assurances SA	2.000	07-17-30	EUR	100,000	82,969
Societe Generale SA (2.889% to 6-9-31, then 1 Year CMT + 1.300%) (C)	2.889	06-09-32		200,000	156,724
Societe Generale SA (4.027% to 1-21-42, then 1 Year CMT + 1.900%) (C)	4.027	01-21-43		200,000	137,617
Societe Generale SA (6.221% to 6-15-32, then 1 Year CMT + 3.200%) (C)	6.221	06-15-33		600,000	570,672
TotalEnergies SE (2.125% to 1-25-33, then 5 Year Euro Swap Rate + 2.513% to 1-25-53, then 5 Year Euro Swap Rate + 3.263%) (F)	2.125	07-25-32	EUR	340,000	249,776
Valeo	1.000	08-03-28	EUR	400,000	314,917
Germany 0.4%					485,409
Allianz SE (2.121% to 7-8-30, then 3 month EURIBOR + 3.280%)	2.121	07-08-50	EUR	100,000	84,135
Deutsche Bank AG (3.742% to 10-7-31, then SOFR + 2.257%)	3.742	01-07-33		200,000	142,099
Deutsche Bank AG (5.625% to 5-19-26, then 5 Year Euro Swap Rate + 6.000%)	5.625	05-19-31	EUR	100,000	99,404
Hannover Rueck SE (1.750% to 7-8-30, then 3 month EURIBOR + 3.000%)	1.750	10-08-40	EUR	100,000	82,026
Muenchener Rueckversicherungs-Gesellschaft AG (1.250% to 5-26-31, then 3 month EURIBOR + 2.550%)	1.250	05-26-41	EUR	100,000	77,745
Ireland 0.1%					121,055
AerCap Ireland Capital DAC	3.300	01-30-32		150,000	121,055
Italy 0.4%					413,809
Assicurazioni Generali SpA	2.429	07-14-31	EUR	510,011	413,809
Japan 0.4%					474,123
Nissan Motor Company, Ltd. (C)	4.810	09-17-30		200,000	179,051
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Japan (continued)
Nomura Holdings, Inc.	2.679	07-16-30		200,000	163,123
Rakuten Group, Inc. (4.250% to 4-22-27, then 5 Year Euro Swap Rate + 4.740%) (F)	4.250	04-22-27	EUR	200,000	131,949
Luxembourg 0.4%					$480,297
Arena Luxembourg Finance Sarl	1.875	02-01-28	EUR	100,000	76,937
EIG Pearl Holdings Sarl	4.387	11-30-46		200,000	159,918
Swiss Re Finance Luxembourg SA (2.534% to 4-30-30, then 1 Year EURIBOR ICE Swap Rate + 2.850%)	2.534	04-30-50	EUR	200,000	172,472
Trinseo Materials Operating SCA (C)	5.125	04-01-29		100,000	70,970
Macau 0.2%					189,000
Wynn Macau, Ltd. (C)	5.625	08-26-28		270,000	189,000
Malta 0.1%					168,073
VistaJet Malta Finance PLC (C)	6.375	02-01-30		130,000	111,800
VistaJet Malta Finance PLC (C)	7.875	05-01-27		61,000	56,273
Mexico 0.1%					173,000
Trust Fibra Uno	4.869	01-15-30		200,000	173,000
Netherlands 0.9%					1,021,604
ABN AMRO Bank NV (3.324% to 3-13-32, then 5 Year CMT + 1.900%) (C)	3.324	03-13-37		200,000	155,502
Achmea BV (2.500% to 6-24-29, then 5 Year Euro Swap Rate + 3.650%)	2.500	09-24-39	EUR	100,000	81,198
JAB Holdings BV (C)	4.500	04-08-52		250,000	183,364
Prosus NV	2.031	08-03-32	EUR	120,000	83,139
Teva Pharmaceutical Finance Netherlands II BV	4.375	05-09-30	EUR	350,000	287,629
Upjohn Finance BV	1.908	06-23-32	EUR	105,000	78,140
Wintershall Dea Finance 2 BV (3.000% to 1-20-29, then 5 Year Euro Swap Rate + 3.319% to 1-20-34, then 5 Year Euro Swap Rate + 4.319%) (F)	3.000	07-20-28	EUR	200,000	152,632
Peru 0.0%					24,094
Southern Copper Corp.	5.250	11-08-42		25,000	24,094
Spain 0.2%					213,208
Banco de Credito Social Cooperativo SA (1.750% to 3-9-27, then 1 Year Euro Swap Rate + 2.150%)	1.750	03-09-28	EUR	100,000	78,537
Telefonica Emisiones SA	5.520	03-01-49		150,000	134,671
18	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Switzerland 0.6%					$687,505
Credit Suisse Group AG (4.194% to 4-1-30, then SOFR + 3.730%) (C)	4.194	04-01-31		250,000	210,056
Credit Suisse Group AG (6.537% to 8-12-32, then SOFR + 3.920%) (C)	6.537	08-12-33		500,000	477,449
United Arab Emirates 0.1%					85,516
MDGH GMTN RSC, Ltd.	1.000	03-10-34	EUR	105,000	85,516
United Kingdom 1.2%					1,309,980
Anglo American Capital PLC (C)	5.625	04-01-30		400,000	398,223
Barclays PLC (2.667% to 3-10-31, then 1 Year CMT + 1.200%)	2.667	03-10-32		200,000	156,455
BP Capital Markets PLC	2.822	04-07-32	EUR	100,000	95,178
Centrica PLC (5.250% to 4-10-25, then 5 Year Pound Sterling Swap Rate + 3.861% to 4-10-45, then 5 Year Pound Sterling Swap Rate + 4.611%)	5.250	04-10-75	GBP	115,000	121,305
HSBC Holdings PLC (5.402% to 8-11-32, then SOFR + 2.870%)	5.402	08-11-33		400,000	380,590
Standard Chartered PLC (2.678% to 6-29-31, then 1 Year CMT + 1.200%) (C)	2.678	06-29-32		200,000	158,229
United States 13.9%					15,840,379
Acrisure LLC (C)	7.000	11-15-25		97,000	91,404
Advanced Drainage Systems, Inc. (C)	6.375	06-15-30		25,000	24,188
Alliant Holdings Intermediate LLC (C)	6.750	10-15-27		96,000	87,197
Altria Group, Inc.	3.125	06-15-31	EUR	170,000	148,060
American International Group, Inc.	4.375	06-30-50		95,000	85,315
American Tower Corp.	1.000	01-15-32	EUR	105,000	79,967
AmWINS Group, Inc. (C)	4.875	06-30-29		27,000	23,491
Antero Midstream Partners LP (C)	5.375	06-15-29		61,000	55,932
Antero Resources Corp. (C)	5.375	03-01-30		59,000	55,535
Apache Corp.	4.375	10-15-28		62,000	56,734
Appalachian Power Company	4.500	08-01-32		170,000	163,823
APX Group, Inc. (C)	5.750	07-15-29		69,000	56,279
Aramark Services, Inc. (C)	6.375	05-01-25		118,000	116,968
AssuredPartners, Inc. (C)	5.625	01-15-29		126,000	104,732
AutoZone, Inc.	4.750	08-01-32		50,000	49,538
Bank of America Corp. (2.687% to 4-22-31, then SOFR + 1.320%)	2.687	04-22-32		465,000	385,484
Bausch Health Companies, Inc. (C)	4.875	06-01-28		22,000	15,208
BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK) (C)	7.750	04-01-27		66,000	48,968
Black Knight InfoServ LLC (C)	3.625	09-01-28		290,000	253,750
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	19

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Booz Allen Hamilton, Inc. (C)	4.000	07-01-29	60,000	52,901
Broadcom, Inc.	4.300	11-15-32	108,000	97,232
Buckeye Partners LP	5.850	11-15-43	190,000	144,967
Builders FirstSource, Inc. (C)	5.000	03-01-30	300,000	265,875
Caesars Entertainment, Inc. (C)	8.125	07-01-27	98,000	96,282
Carnival Corp. (C)	6.000	05-01-29	186,000	141,016
Carnival Corp. (C)	7.625	03-01-26	75,000	63,851
CCO Holdings LLC (C)	5.375	06-01-29	201,000	183,635
Charter Communications Operating LLC	5.250	04-01-53	190,000	158,952
Charter Communications Operating LLC	5.375	05-01-47	95,000	80,967
Cinemark USA, Inc. (C)	5.250	07-15-28	66,000	53,465
Clydesdale Acquisition Holdings, Inc. (C)	6.625	04-15-29	10,000	9,599
Clydesdale Acquisition Holdings, Inc. (C)	8.750	04-15-30	145,000	126,082
Community Health Systems, Inc. (C)	4.750	02-15-31	44,000	32,490
Community Health Systems, Inc. (C)	6.000	01-15-29	43,000	35,293
Compass Group Diversified Holdings LLC (C)	5.250	04-15-29	121,000	103,001
Corebridge Financial, Inc. (C)	4.350	04-05-42	20,000	16,956
CSX Corp.	4.500	11-15-52	95,000	88,473
Dave & Buster’s, Inc. (C)	7.625	11-01-25	47,000	47,292
Dick’s Sporting Goods, Inc.	4.100	01-15-52	115,000	76,826
DISH DBS Corp. (C)	5.750	12-01-28	75,000	57,590
Duke Energy Corp.	5.000	08-15-52	85,000	80,706
Earthstone Energy Holdings LLC (C)	8.000	04-15-27	19,000	18,513
Elanco Animal Health, Inc.	6.400	08-28-28	30,000	27,900
Embarq Corp.	7.995	06-01-36	45,000	34,988
Enact Holdings, Inc. (C)	6.500	08-15-25	64,000	61,120
EnLink Midstream LLC (C)	5.625	01-15-28	98,000	94,144
EnLink Midstream Partners LP	5.450	06-01-47	83,000	63,391
Fidelity National Information Services, Inc.	5.625	07-15-52	175,000	173,292
FirstCash, Inc. (C)	4.625	09-01-28	321,000	277,942
FirstCash, Inc. (C)	5.625	01-01-30	144,000	128,880
Flex, Ltd.	4.875	05-12-30	90,000	85,011
Ford Motor Company	6.100	08-19-32	85,000	82,769
Fortune Brands Home & Security, Inc.	4.500	03-25-52	115,000	88,431
Freedom Mortgage Corp. (C)	7.625	05-01-26	122,000	99,810
Frontier Communications Holdings LLC (C)	5.875	10-15-27	42,000	39,176
Frontier Communications Holdings LLC (C)	6.000	01-15-30	160,000	131,843
20	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Frontier Communications Holdings LLC (C)	6.750	05-01-29		168,000	144,898
General Motors Company	5.600	10-15-32		170,000	162,744
Genworth Holdings, Inc.	4.800	02-15-24		138,000	139,567
Glatfelter Corp. (C)	4.750	11-15-29		175,000	108,500
Global Payments, Inc.	5.950	08-15-52		90,000	87,210
Great Lakes Dredge & Dock Corp. (C)	5.250	06-01-29		170,000	144,998
Hawaiian Brand Intellectual Property, Ltd. (C)	5.750	01-20-26		102,000	93,104
Hess Corp.	5.800	04-01-47		80,000	79,392
Hightower Holding LLC (C)	6.750	04-15-29		132,000	110,940
Home Point Capital, Inc. (C)	5.000	02-01-26		175,000	124,250
HUB International, Ltd. (C)	5.625	12-01-29		96,000	83,967
HUB International, Ltd. (C)	7.000	05-01-26		104,000	101,895
IBM Corp.	4.900	07-27-52		100,000	96,722
II-VI, Inc. (C)	5.000	12-15-29		27,000	24,040
Intel Corp.	4.900	08-05-52		140,000	136,619
Intel Corp.	5.050	08-05-62		140,000	135,061
JPMorgan Chase & Co. (4.912% to 7-25-32, then SOFR + 2.080%)	4.912	07-25-33		560,000	553,785
Ladder Capital Finance Holdings LLLP (C)	4.250	02-01-27		176,000	153,957
LBM Acquisition LLC (C)	6.250	01-15-29		67,000	50,066
LD Holdings Group LLC (C)	6.125	04-01-28		189,000	100,381
LD Holdings Group LLC (C)	6.500	11-01-25		48,000	27,579
Lennar Corp.	4.750	11-29-27		48,000	46,713
LFS Topco LLC (C)	5.875	10-15-26		64,000	52,105
Liberty Mutual Group, Inc. (C)	3.950	05-15-60		125,000	88,962
Liberty Mutual Group, Inc. (C)	5.500	06-15-52		135,000	131,748
LYB International Finance III LLC	3.800	10-01-60		115,000	81,229
M/I Homes, Inc.	3.950	02-15-30		245,000	197,006
Magallanes, Inc. (C)	3.755	03-15-27		15,000	14,011
Magallanes, Inc. (C)	5.141	03-15-52		225,000	180,089
Magallanes, Inc. (C)	5.391	03-15-62		145,000	116,392
Medline Borrower LP (C)	5.250	10-01-29		197,000	165,563
Meta Platforms, Inc. (C)	4.450	08-15-52		95,000	86,471
Meta Platforms, Inc. (C)	4.650	08-15-62		90,000	81,193
Mileage Plus Holdings LLC (C)	6.500	06-20-27		48,179	48,299
MSCI, Inc. (C)	3.625	09-01-30		131,000	111,125
MSCI, Inc. (C)	3.875	02-15-31		95,000	81,410
Mylan, Inc.	5.200	04-15-48		115,000	88,909
Nabors Industries, Inc. (C)	7.375	05-15-27		33,000	31,845
Nasdaq, Inc.	0.900	07-30-33	EUR	100,000	73,166
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	21

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Nationstar Mortgage Holdings, Inc. (C)	5.125	12-15-30		40,000	31,498
Nationstar Mortgage Holdings, Inc. (C)	5.750	11-15-31		360,000	285,475
NCL Corp., Ltd. (C)	7.750	02-15-29		141,000	114,505
Netflix, Inc.	4.625	05-15-29	EUR	100,000	98,596
Nielsen Finance LLC (C)	4.500	07-15-29		125,000	125,473
Novelis Corp. (C)	4.750	01-30-30		97,000	84,390
Occidental Petroleum Corp.	4.500	07-15-44		74,000	64,027
Occidental Petroleum Corp.	6.450	09-15-36		50,000	53,435
Oracle Corp.	4.100	03-25-61		115,000	80,220
Pacific Gas & Electric Company	4.550	07-01-30		145,000	128,951
Pacific Gas & Electric Company	5.900	06-15-32		90,000	86,792
Paramount Global	4.375	03-15-43		100,000	75,460
Paramount Global	4.950	05-19-50		110,000	89,802
PennyMac Financial Services, Inc. (C)	4.250	02-15-29		160,000	125,120
Performance Food Group, Inc. (C)	4.250	08-01-29		144,000	123,304
Philip Morris International, Inc.	1.450	08-01-39	EUR	320,000	194,513
Post Holdings, Inc. (C)	4.625	04-15-30		108,000	93,794
Presidio Holdings, Inc. (C)	8.250	02-01-28		181,000	163,407
Range Resources Corp. (C)	4.750	02-15-30		13,000	12,045
Range Resources Corp.	8.250	01-15-29		40,000	41,988
Reynolds American, Inc.	5.850	08-15-45		270,000	228,125
Royal Caribbean Cruises, Ltd. (C)	5.500	08-31-26		65,000	51,957
Royal Caribbean Cruises, Ltd. (C)	11.625	08-15-27		182,000	178,389
Scripps Escrow II, Inc. (C)	5.375	01-15-31		62,000	51,305
Signal Parent, Inc. (C)	6.125	04-01-29		14,000	7,587
Silgan Holdings, Inc.	2.250	06-01-28	EUR	100,000	84,899
Spirit AeroSystems, Inc. (C)	5.500	01-15-25		43,000	42,102
SRS Distribution, Inc. (C)	6.125	07-01-29		50,000	41,480
Standard Industries, Inc. (C)	3.375	01-15-31		49,000	35,928
Standard Industries, Inc. (C)	4.375	07-15-30		331,000	262,822
STL Holding Company LLC (C)	7.500	02-15-26		68,000	59,840
Sysco Corp.	6.600	04-01-40		80,000	91,857
Sysco Corp.	6.600	04-01-50		10,000	11,593
Targa Resources Partners LP	4.875	02-01-31		132,000	122,361
Terex Corp. (C)	5.000	05-15-29		138,000	123,469
The Brooklyn Union Gas Company (C)	4.273	03-15-48		205,000	163,838
The Dun & Bradstreet Corp. (C)	5.000	12-15-29		55,000	48,813
The Gap, Inc. (C)	3.625	10-01-29		76,000	52,933
The Gap, Inc. (C)	3.875	10-01-31		144,000	99,866
The Hertz Corp. (C)	5.000	12-01-29		75,000	60,329
The Interpublic Group of Companies, Inc.	5.400	10-01-48		65,000	62,452
22	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
The William Carter Company (C)	5.625	03-15-27		164,000	158,363
T-Mobile USA, Inc.	3.375	04-15-29		135,000	121,608
TopBuild Corp. (C)	3.625	03-15-29		30,000	25,231
TransDigm, Inc. (C)	6.250	03-15-26		118,000	115,935
Tri Pointe Homes, Inc.	5.700	06-15-28		170,000	154,019
Truist Financial Corp. (5.125% to 12-15-27, then 3 month LIBOR + 2.786%) (F)	5.125	12-15-27		84,000	72,660
U.S. Steel Corp.	6.875	03-01-29		128,000	125,120
United Natural Foods, Inc. (C)	6.750	10-15-28		177,000	170,010
United Wholesale Mortgage LLC (C)	5.500	04-15-29		425,000	330,616
Unum Group	4.125	06-15-51		115,000	84,693
Venture Global Calcasieu Pass LLC (C)	4.125	08-15-31		141,000	122,378
Viatris, Inc.	4.000	06-22-50		125,000	80,767
Viper Energy Partners LP (C)	5.375	11-01-27		290,000	277,675
Wells Fargo & Company (4.897% to 7-25-32, then SOFR + 2.100%)	4.897	07-25-33		280,000	275,509

Western Midstream Operating LP	4.300	02-01-30		124,000	111,910
Convertible bonds 1.9%					$2,125,098
(Cost $2,639,816)
China 0.1%					113,250
NIO, Inc.	0.500	02-01-27		150,000	113,250
Israel 0.0%					7,341
SolarEdge Technologies, Inc., Zero Coupon	0.000	09-15-25		6,000	7,341
Italy 0.1%					86,041
Nexi SpA	1.750	04-24-27	EUR	100,000	86,041
Luxembourg 0.1%					56,913
Arrival SA (C)	3.500	12-01-26		170,000	56,913
Singapore 0.2%					219,454
Sea, Ltd.	0.250	09-15-26		300,000	219,454
United Kingdom 0.3%					381,706
Endeavour Mining Corp.	3.000	02-15-23		380,000	381,706
United States 1.1%					1,260,393
Airbnb, Inc. (B)	4.377	03-15-26		30,000	25,725
Bandwidth, Inc.	0.250	03-01-26		9,000	6,084
Beyond Meat, Inc. (B)	25.854	03-15-27		125,000	43,375
Block, Inc.	0.125	03-01-25		6,000	5,933
Bloomin’ Brands, Inc.	5.000	05-01-25		4,000	7,395
Ceridian HCM Holding, Inc.	0.250	03-15-26		35,000	29,593
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
DraftKings Holdings, Inc. (B)	7.371	03-15-28	5,000	3,353
Etsy, Inc.	0.125	10-01-26	5,000	7,027
Exact Sciences Corp.	0.375	03-01-28	90,000	61,470
FTI Consulting, Inc.	2.000	08-15-23	6,000	9,605
JetBlue Airways Corp.	0.500	04-01-26	140,000	105,420
John Bean Technologies Corp.	0.250	05-15-26	22,000	19,855
NCL Corp., Ltd. (C)	2.500	02-15-27	14,000	10,164
NuVasive, Inc.	0.375	03-15-25	35,000	30,538
Pebblebrook Hotel Trust	1.750	12-15-26	30,000	28,393
Penn Entertainment, Inc.	2.750	05-15-26	4,000	6,148
Pioneer Natural Resources Company	0.250	05-15-25	13,000	31,896
Repay Holdings Corp. (B)(C)	8.356	02-01-26	415,000	314,075
Royal Caribbean Cruises, Ltd. (C)	6.000	08-15-25	85,000	94,435
Shift4 Payments, Inc.	0.500	08-01-27	310,000	245,675
Southwest Airlines Company	1.250	05-01-25	9,000	11,246
Splunk, Inc.	1.125	06-15-27	15,000	12,581
The Middleby Corp.	1.000	09-01-25	83,000	102,962
Uber Technologies, Inc. (B)	4.727	12-15-25	28,000	23,998

Workday, Inc.	0.250	10-01-22	21,000	23,447
Municipal bonds 1.4%				$1,613,114
(Cost $1,806,220)
California Health Facilities Financing Authority	4.190	06-01-37	65,000	61,460

California Health Facilities Financing Authority	4.353	06-01-41	25,000	23,555
Chicago Transit Authority (Illinois)	3.552	12-01-34	95,000	84,973
Chicago Transit Authority (Illinois)	3.912	12-01-40	10,000	8,966
Chicago Transit Authority, Series A (Illinois)	6.899	12-01-40	10,000	11,816
City & County of Denver Company Airport System Revenue (Colorado)	2.717	11-15-34	20,000	16,457
City & County of Denver Company Airport System Revenue (Colorado)	2.867	11-15-37	15,000	12,011
City of Austin Airport System Revenue (Texas)	5.000	11-15-32	25,000	26,968
City of Austin Airport System Revenue (Texas)	5.000	11-15-44	60,000	62,287
City of Houston Airport System Revenue (Texas)	2.385	07-01-31	50,000	42,690
City of San Antonio Electric & Gas Systems Revenue (Texas)	4.365	02-01-42	95,000	87,116
City of San Antonio Electric & Gas Systems Revenue (Texas)	4.445	02-01-47	95,000	86,043
City of Tampa (Florida) (B)	4.359	09-01-36	20,000	10,908
24	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Commonwealth of Massachusetts, GO	2.514	07-01-41	130,000	$98,972
County of Broward Port Facilities Revenue (Florida)	5.000	09-01-28	30,000	33,039
County of Broward Port Facilities Revenue (Florida)	5.000	09-01-29	20,000	22,991
County of Broward Port Facilities Revenue (Florida)	5.000	09-01-33	20,000	21,870
County of Miami-Dade Aviation Revenue (Florida)	3.270	10-01-41	10,000	7,976
County of Miami-Dade Aviation Revenue (Florida)	4.000	10-01-35	30,000	29,462
Dallas Fort Worth International Airport (Texas)	3.089	11-01-40	30,000	24,761
Dallas Fort Worth International Airport (Texas)	4.087	11-01-51	50,000	46,147
District of Columbia	3.432	04-01-42	85,000	66,943
Greater Orlando Aviation Authority (Florida)	5.000	10-01-28	10,000	10,725
Greater Orlando Aviation Authority (Florida)	5.000	10-01-28	25,000	26,378
Iowa Finance Authority	3.250	07-01-50	10,000	9,873
Metropolitan Transportation Authority (New York)	5.000	11-15-29	15,000	16,252
Metropolitan Transportation Authority (New York)	5.000	11-15-50	25,000	25,510
New Jersey Educational Facilities Authority	5.000	03-01-32	75,000	89,213
New Jersey Transportation Trust Fund Authority	4.000	06-15-45	10,000	9,192
New York City Transitional Finance Authority	4.000	05-01-45	20,000	18,972
Orange County Convention Center (Florida)	5.000	10-01-31	15,000	15,879
Port Authority of New York & New Jersey	4.000	03-15-30	50,000	51,220
Port Authority of New York & New Jersey	5.000	09-15-33	30,000	32,020
Port of Seattle (Washington)	5.000	10-01-31	30,000	31,936
Port of Seattle (Washington)	5.000	04-01-39	40,000	41,785
Regents of the University of California Medical Center Pooled Revenue	4.563	05-15-53	115,000	113,583
San Francisco City & County Airport Commission (California)	2.958	05-01-51	20,000	14,414
San Francisco City & County Airport Commission (California)	4.000	05-01-39	15,000	14,372
San Francisco City & County Airport Commission (California)	5.000	05-01-50	75,000	77,643
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value

State of Hawaii Airports System Revenue	4.000	07-01-35	20,000	$19,469
State of Hawaii Airports System Revenue	5.000	07-01-33	70,000	75,689

Triborough Bridge & Tunnel Authority (New York)	5.000	11-15-54	30,000	31,578
Term loans (G) 6.8%				$7,718,533
(Cost $8,050,896)
Cayman Islands 0.0%				0
Paragon Offshore Finance Company, Term Loan B (E)(H)	0.000	07-18-22	9,802	0
Luxembourg 0.2%				196,026
Delta 2 Lux Sarl, 2018 USD Term Loan (1 month LIBOR + 2.500%)	5.024	02-01-24	100,000	99,042
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%)	6.024	05-05-28	99,000	96,984
Netherlands 0.1%				167,522
Diamond BC BV, 2021 Term Loan B (1 and 3 month LIBOR + 2.750%)	5.555	09-29-28	174,125	167,522
Spain 0.1%				96,618
Fluidra Finco SL, 2022 USD Term Loan B (1 month SOFR + 2.100%)	4.555	01-29-29	99,500	96,618
United States 6.4%				7,258,367
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1 (1 month SOFR + 3.600%)	6.055	12-21-28	325,000	316,875
Acrisure LLC, 2020 Term Loan B (1 month LIBOR + 3.500%)	6.024	02-15-27	246,608	235,767
AHP Health Partners, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	6.024	08-24-28	109,175	104,842
APX Group, Inc., 2021 Term Loan B (Prime rate + 2.250% and 1 month LIBOR + 3.250%)	5.628	07-10-28	148,626	144,515
Asurion LLC, 2020 Term Loan B8 (1 month LIBOR + 3.250%)	5.774	12-23-26	97,561	89,199
Asurion LLC, 2021 2nd Lien Term Loan B3 (1 month LIBOR + 5.250%)	7.774	01-31-28	350,000	299,250
athenahealth, Inc., 2022 Term Loan B (1 month SOFR + 3.500%)	5.800	02-15-29	85,507	81,659
Berlin Packaging LLC, 2021 Term Loan B5 (1 and 3 month LIBOR + 3.750%)	6.123	03-11-28	148,875	143,532
26	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Blackhawk Network Holdings, Inc., 2018 1st Lien Term Loan (3 month SOFR + 3.000%)	5.054	06-15-25	98,458	$94,366
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B (1 month LIBOR + 2.750%)	5.274	12-23-24	247,795	244,303
Carnival Corp., 2021 Incremental Term Loan B (6 month LIBOR + 3.250%)	6.127	10-18-28	124,375	115,669
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 month SOFR + 4.175%)	6.730	04-13-29	100,000	96,358
Core & Main LP, 2021 Term Loan B (1 and 3 month LIBOR + 2.500%)	4.773	07-27-28	146,486	142,686
Crocs, Inc., Term Loan B (3 month SOFR + 3.500%)	4.449	02-20-29	339,150	326,008
Crown Finance US, Inc., 2018 USD Term Loan (E)	0.000	02-28-25	123,927	79,334
Crown Finance US, Inc. , 2021 Incremental Term Loan B1 (6 month LIBOR + 8.250%)	10.076	02-28-25	5,411	5,729
Dcert Buyer, Inc., 2019 Term Loan B (3 month LIBOR + 4.000%)	6.903	10-16-26	345,846	335,952
Elanco Animal Health, Inc., Term Loan B (1 month LIBOR + 1.750%)	4.123	08-01-27	116,155	111,999
First Brands Group LLC, 2021 Term Loan (3 month SOFR + 5.000%)	8.368	03-30-27	119,095	115,113
FleetCor Technologies Operating Company LLC, 2021 Term Loan B4 (1 month LIBOR + 1.750%)	4.274	04-28-28	233,235	227,514
Frontier Communications Holdings LLC, 2021 DIP Term Loan B (3 month LIBOR + 3.750%)	6.063	05-01-28	98,750	95,467
Golden Entertainment, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.000%)	5.460	10-21-24	101,078	99,846
Great Outdoors Group LLC, 2021 Term Loan B1 (1 month LIBOR + 3.750%)	6.274	03-06-28	113,281	109,430
Heartland Dental LLC, 2021 Incremental Term Loan (1 month LIBOR + 4.000%)	6.444	04-30-25	118,800	113,627
Hightower Holding LLC, 2021 Term Loan B (3 month LIBOR + 4.000%)	6.732	04-21-28	148,875	144,223
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 3.000%)	5.766	04-25-25	196,687	192,344
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Hyland Software, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 3.500%)	6.024	07-01-24	98,214	$96,846
Ii-Vi, Inc., 2022 Term Loan B (1 month LIBOR + 2.750%)	5.123	07-02-29	105,000	102,593
IRB Holding Corp., 2022 Term Loan B (1 month SOFR + 3.150%)	5.437	12-15-27	426,833	412,338
Mauser Packaging Solutions Holding Company, 2017 Term Loan B (1 month LIBOR + 3.250%)	5.623	04-03-24	123,377	120,578
Medline Borrower LP, USD Term Loan B (1 month LIBOR + 3.250%)	5.774	10-23-28	189,525	180,488
Mitchell International, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%)	6.734	10-15-28	169,575	161,573
NEP Group, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.774	10-20-25	149,242	142,607
Phoenix Newco, Inc., 2021 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.774	11-15-28	134,663	130,959
Polaris Newco LLC, USD Term Loan B (1 month LIBOR + 4.000%)	6.524	06-02-28	99,250	95,119
Prestige Brands, Inc., 2021 Term Loan B5 (1 month LIBOR + 2.000%)	4.524	07-03-28	76,667	76,496
Quikrete Holdings, Inc., 2016 1st Lien Term Loan (1 month LIBOR + 2.625%)	5.149	02-01-27	97,500	93,737
Sedgwick Claims Management Services, Inc., 2018 Term Loan B (1 month LIBOR + 3.250%)	5.774	12-31-25	196,002	191,493
Southwestern Energy Company, 2021 Term Loan (2 month SOFR + 2.500%)	4.704	06-22-27	99,500	98,505
SRS Distribution, Inc., 2021 Term Loan B (3 month LIBOR + 3.500%)	6.306	06-02-28	108,403	104,608
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%)	4.274	04-16-25	87,857	85,811
SS&C Technologies, Inc., 2018 Term Loan B4 (1 month LIBOR + 1.750%)	4.274	04-16-25	71,321	69,660
Surgery Center Holdings, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	6.140	08-31-26	138,250	133,955
Tempo Acquisition LLC, 2022 Term Loan B (1 month SOFR + 3.000%)	5.455	08-31-28	199,000	195,617
The Dun & Bradstreet Corp., Term Loan (1 month LIBOR + 3.250%)	5.743	02-06-26	147,007	142,671
28	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
TransDigm, Inc., 2020 Term Loan E (1 month LIBOR + 2.250%)	4.774	05-30-25	196,105	$191,222
TricorBraun Holdings, Inc., 2021 Term Loan (1 month LIBOR + 3.250%)	5.774	03-03-28	198,527	192,052

WW International, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	6.030	04-13-28	236,605	173,832
Collateralized mortgage obligations 5.4%				$6,178,577
(Cost $6,409,628)
Commercial and residential 2.6%				2,969,002
Angel Oak Mortgage Trust
Series 2020-3, Class M1 (C)(I)	3.809	04-25-65	50,000	46,054
BANK
Series 2021-BN31, Class C (I)	2.545	02-15-54	30,000	22,544
BFLD Trust
Series 2020-OBRK, Class A (1 month LIBOR + 2.050%) (C)(J)	4.441	11-15-28	10,000	9,893
BRAVO Residential Funding Trust
Series 2020-NQM1, Class M1 (C)(I)	3.181	05-25-60	129,000	121,723
Series 2021-NQM1, Class M1 (C)(I)	2.316	02-25-49	100,000	91,319
BX Trust
Series 2021-MFM1, Class C (1 month LIBOR + 1.200%) (C)(J)	3.591	01-15-34	50,000	47,750
Series 2021-MFM1, Class D (1 month LIBOR + 1.500%) (C)(J)	3.891	01-15-34	10,000	9,450
Series 2022-CSMO, Class A (1 month CME Term SOFR + 2.115%) (C)(J)	4.422	06-15-27	100,000	99,250
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class E (1 month LIBOR + 2.150%) (C)(J)	4.541	12-15-37	134,000	129,987
CIM Trust
Series 2021-NR2, Class A1 (2.568% to 3-1-24, then 5.568% to 3-1-25, then 6.568% thereafter) (C)	2.568	07-25-59	65,634	62,282
Series 2021-R4, Class A1 (C)(I)	2.000	05-01-61	74,542	65,381
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-LC13, Class AM (C)(I)	4.557	08-10-46	125,000	123,938
Credit Suisse Mortgage Trust
Series 2020-NET, Class D (C)(I)	3.828	08-15-37	100,000	91,488
Deephaven Residential Mortgage Trust
Series 2020-2, Class M1 (C)(I)	4.112	05-25-65	100,000	95,764
Flagstar Mortgage Trust
Series 2021-5INV, Class A5 (C)(I)	2.500	07-25-51	81,008	73,743
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
FREMF Mortgage Trust
Series 2016-K60, Class B (C)(I)	3.661	12-25-49	11,000	$10,476
Series 2018-K72, Class B (C)(I)	4.119	12-25-50	15,000	14,384
Series 2020-K104, Class C (C)(I)	3.661	02-25-52	25,000	22,284
GS Mortgage Securities Trust
Series 2018-HULA, Class C (1 month LIBOR + 1.450%) (C)(J)	3.841	07-15-25	137,216	132,756
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-NNN, Class BFX (C)	3.065	01-16-37	45,000	41,912
JPMorgan Mortgage Trust
Series 2019-7, Class A11 (1 month LIBOR + 0.900%) (C)(J)	3.344	02-25-50	12,314	11,786
KKR Industrial Portfolio Trust
Series 2021-KDIP, Class C (1 month LIBOR + 1.000%) (C)(J)	3.391	12-15-37	37,500	36,094
KNDL Mortgage Trust
Series 2019-KNSQ, Class E (1 month LIBOR + 1.800%) (C)(J)	4.191	05-15-36	100,000	96,970
Legacy Mortgage Asset Trust
Series 2019-GS7, Class A1 (3.250% to 10-25-22, then 6.250% to 10-25-23, then 7.250% thereafter) (C)	3.250	11-25-59	110,206	110,036
LoanCore Issuer, Ltd.
Series 2021-CRE4, Class A (1 month SOFR + 0.914%) (C)(J)	2.798	07-15-35	54,425	53,502
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C8, Class B (I)	3.790	12-15-48	45,000	44,609
Series 2013-C8, Class C (I)	4.287	12-15-48	65,000	64,312
Morgan Stanley Capital I Trust
Series 2017-CLS, Class F (1 month LIBOR + 2.600%) (C)(J)	4.991	11-15-34	40,000	39,231
New Residential Mortgage Loan Trust
Series 2015-2A, Class B4 (C)(I)	5.408	08-25-55	59,105	57,433
Series 2021-INV2, Class A11 (1 month SOFR + 0.950%) (C)(J)	2.464	09-25-51	90,087	85,357
NYMT Loan Trust I
Series 2021-BPL1, Class A1 (2.239% to 5-25-24, then 4.239% thereafter) (C)	2.239	05-25-26	100,000	94,641
OPG Trust
Series 2021-PORT, Class D (1 month LIBOR + 1.131%) (C)(J)	3.522	10-15-36	22,319	20,688
PRPM LLC
Series 2021-1, Class A1 (C)(I)	2.115	01-25-26	75,226	71,921
Series 2021-2, Class A1 (C)(I)	2.115	03-25-26	68,050	64,617
30	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-6, Class A1 (1.793% to 7-25-24, then 4.793% to 7-25-25, then 5.793% thereafter) (C)	1.793	07-25-26	75,526	$70,189
Series 2021-9, Class A1 (2.363% to 10-25-24, then 5.363% to 10-25-25, then 6.363% thereafter) (C)	2.363	10-25-26	79,988	74,792
Toorak Mortgage Corp.
Series 2019-2, Class A2	4.213	09-25-22	100,000	95,955
Towd Point Mortgage Trust
Series 2019-3, Class M1 (C)(I)	4.250	02-25-59	150,000	141,234
UBS Commercial Mortgage Trust
Series 2019-C16, Class ASB	3.460	04-15-52	154,000	147,097
Verus Securitization Trust
Series 2020-5, Class M1 (C)(I)	2.601	05-25-65	200,000	179,228
Wells Fargo Commercial Mortgage Trust
Series 2020-C58, Class B	2.704	07-15-53	65,000	52,504
Wells Fargo Mortgage Backed Securities Trust
Series 2019-3, Class A1 (C)(I)	3.500	07-25-49	6,902	6,397
WF-RBS Commercial Mortgage Trust
Series 2011-C4, Class C (C)(I)	4.987	06-15-44	38,118	38,031
U.S. Government Agency 2.8%				3,209,575
Federal Home Loan Mortgage Corp.
Series 2013-DN2, Class M2 (1 month LIBOR + 4.250%) (J)	6.694	11-25-23	91,022	93,467
Series 2020-DNA6, Class M2 (1 month SOFR + 2.000%) (C)(J)	4.183	12-25-50	18,954	18,954
Series 2020-HQA2, Class M2 (1 month LIBOR + 3.100%) (C)(J)	5.544	03-25-50	58,848	60,110
Series 2020-HQA3, Class B1 (1 month LIBOR + 5.750%) (C)(J)	8.194	07-25-50	45,000	46,325
Series 2020-HQA4, Class M2 (1 month LIBOR + 3.150%) (C)(J)	5.594	09-25-50	4,120	4,132
Series 2021-DNA1, Class M2 (1 month SOFR + 1.800%) (C)(J)	3.983	01-25-51	22,656	22,323
Series 2021-DNA5, Class B1 (1 month SOFR + 3.050%) (C)(J)	5.233	01-25-34	100,000	92,243
Series 2021-DNA6, Class M2 (1 month SOFR + 1.500%) (C)(J)	3.683	10-25-41	178,000	168,210
Series 2021-HQA1, Class M2 (1 month SOFR + 2.250%) (C)(J)	4.433	08-25-33	180,000	173,220
Series 2021-HQA2, Class M2 (1 month SOFR + 2.050%) (C)(J)	4.233	12-25-33	100,000	93,322
Series 2021-HQA3, Class M2 (1 month SOFR + 2.100%) (C)(J)	4.283	09-25-41	180,000	164,350
Series 2021-P011, Class X1 IO	1.837	09-25-45	96,165	12,965
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	31

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2022-DNA1, Class B1 (1 month SOFR + 3.400%) (C)(J)	5.583	01-25-42	150,000	$136,448
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%) (C)(J)	5.083	04-25-42	50,000	49,705
Series 2022-DNA5, Class M2 (1 month SOFR + 6.750%) (C)(J)	8.933	06-25-42	50,000	52,750
Series 2022-HQA1, Class M1B (1 month SOFR + 3.500%) (C)(J)	5.683	03-25-42	15,000	14,868
Series 2022-HQA1, Class M2 (1 month SOFR + 5.250%) (C)(J)	7.433	03-25-42	540,000	535,267
Series 2022-HQA3, Class M1B (1 month SOFR + 3.550%) (C)(J)	5.358	08-25-42	40,000	39,599
Series K031, Class X3 IO	1.716	07-25-41	260,000	2,544
Series K066, Class X1 IO	0.887	06-25-27	282,924	8,317
Series K103, Class X1 IO	0.758	11-25-29	224,530	8,533
Series K104, Class X3 IO	1.961	02-25-47	100,000	11,007
Series K105, Class X1 IO	1.645	01-25-30	169,691	15,094
Series K106, Class X1 IO	1.477	01-25-30	139,489	11,072
Series K112, Class X1 IO	1.535	05-25-30	99,750	8,720
Series K113, Class X1 IO	1.490	06-25-30	99,967	8,480
Series K115, Class X3 IO	3.060	09-25-48	100,000	17,880
Series K737, Class X1 IO	0.751	10-25-26	113,018	2,340
Series K740, Class X1 IO	0.843	09-25-27	99,551	3,136
Series Q014, Class X IO	2.795	10-25-55	96,231	19,117
Federal National Mortgage Association
Series 2014-C03, Class 1M2 (1 month LIBOR + 3.000%) (J)	5.444	07-25-24	78,076	79,603
Series 2014-C04, Class 1M2 (1 month LIBOR + 4.900%) (J)	7.344	11-25-24	36,698	38,386
Series 2017-C05, Class 1B1 (1 month LIBOR + 3.600%) (J)	6.044	01-25-30	25,000	25,244
Series 2017-C06, Class 2B1 (1 month LIBOR + 4.450%) (J)	6.894	02-25-30	50,000	52,653
Series 2017-C07, Class 1B1 (1 month LIBOR + 4.000%) (J)	6.444	05-25-30	67,000	68,340
Series 2017-C07, Class 2B1 (1 month LIBOR + 4.450%) (J)	6.894	05-25-30	55,000	56,340
Series 2018-C02, Class 2B1 (1 month LIBOR + 4.000%) (J)	6.444	08-25-30	15,000	15,057
Series 2018-C03, Class 1B1 (1 month LIBOR + 3.750%) (J)	6.194	10-25-30	100,000	100,480
Series 2019-R03, Class 1B1 (1 month LIBOR + 4.100%) (C)(J)	6.544	09-25-31	20,000	20,297
Series 2020-R01, Class 1M2 (1 month LIBOR + 2.050%) (C)(J)	4.494	01-25-40	17,858	17,498
Series 2020-R02, Class 2M2 (1 month LIBOR + 2.000%) (C)(J)	4.444	01-25-40	6,551	6,563
32	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2021-R03, Class 1M1 (1 month SOFR + 0.850%) (C)(J)	3.033	12-25-41	133,138	$132,332
Series 2022-R01, Class 1M1 (1 month SOFR + 1.000%) (C)(J)	3.183	12-25-41	61,634	60,880
Series 2022-R02, Class 2B1 (1 month SOFR + 4.500%) (C)(J)	6.683	01-25-42	150,000	142,125
Series 2022-R02, Class 2M1 (1 month SOFR + 1.200%) (C)(J)	3.383	01-25-42	77,395	76,865
Series 2022-R03, Class 1B1 (1 month SOFR + 6.250%) (C)(J)	8.433	03-25-42	67,000	68,931
Series 2022-R03, Class 1M2 (1 month SOFR + 3.500%) (C)(J)	5.683	03-25-42	49,000	49,673
Series 2022-R04, Class 1B1 (1 month SOFR + 5.250%) (C)(J)	7.433	03-25-42	115,000	114,425
Series 2022-R05, Class 2B1 (1 month SOFR + 4.500%) (C)(J)	6.683	04-25-42	100,000	98,374
Series 2022-R06, Class 1M1 (1 month SOFR + 2.750%) (C)(J)	4.933	05-25-42	46,543	47,307

Series 2022-R07, Class 1M1 (1 month SOFR + 2.950%) (C)(J)	5.158	06-25-42	43,055	43,704
Asset backed securities 5.4%				$6,102,653
(Cost $6,521,672)
Asset backed securities 5.4%				6,102,653
AIG CLO, Ltd.
Series 2019-2A, Class CR (3 month LIBOR + 2.000%) (C)(J)	4.783	10-25-33	250,000	233,826
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (C)	1.937	08-15-46	180,000	158,489
Apidos CLO XXXII
Series 2019-32A, Class D (3 month LIBOR + 3.500%) (C)(J)	6.210	01-20-33	250,000	239,733
Bain Capital Credit CLO, Ltd.
Series 2020-4A, Class B (3 month LIBOR + 1.950%) (C)(J)	4.660	10-20-33	250,000	242,084
Series 2020-5A, Class D (3 month LIBOR + 3.550%) (C)(J)	6.260	01-20-32	250,000	235,886
Bayview Opportunity Master Fund IVa Trust
Series 2017-RT5, Class A (C)(I)	3.500	05-28-69	139,985	135,874
Bayview Opportunity Master Fund IVb Trust
Series 2017-RT6, Class B2 (C)(I)	4.000	10-28-57	100,000	91,729
Benefit Street Partners CLO XIX, Ltd.
Series 2019-19A, Class E (3 month LIBOR + 7.020%) (C)(J)	9.532	01-15-33	250,000	227,223
Bojangles Issuer LLC
Series 2020-1A, Class A2 (C)	3.832	10-20-50	29,850	27,455
BSPRT Issuer, Ltd.
Series 2021-FL6, Class A (1 month LIBOR + 1.100%) (C)(J)	3.491	03-15-36	115,000	112,577
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	33

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Credit Acceptance Auto Loan Trust
Series 2021-3A, Class A (C)	1.000	05-15-30	250,000	$238,852
DataBank Issuer
Series 2021-1A, Class B (C)	2.650	02-27-51	40,000	35,035
DB Master Finance LLC
Series 2017-1A, Class A2II (C)	4.030	11-20-47	47,750	44,734
Exeter Automobile Receivables Trust
Series 2020-1A, Class C (C)	2.490	01-15-25	29,926	29,894
First Investors Auto Owner Trust
Series 2021-2A, Class D (C)	1.660	12-15-27	190,000	169,861
FirstKey Homes Trust
Series 2021-SFR2, Class E2 (C)	2.358	09-17-38	115,000	97,195
Flatiron CLO XX, Ltd.
Series 2020-1A, Class B (3 month LIBOR + 1.750%) (C)(J)	4.734	11-20-33	100,000	97,624
FS Rialto
Series 2021-FL3, Class A (1 month LIBOR + 1.250%) (C)(J)	3.637	11-16-36	105,000	101,081
Greystone Commercial Real Estate Notes, Ltd.
Series 2021-FL3, Class B (1 month LIBOR + 1.650%) (C)(J)	4.041	07-15-39	100,000	92,409
Hertz Vehicle Financing LLC
Series 2022-4A, Class C (C)	4.610	09-25-26	105,000	101,143
Home Partners of America Trust
Series 2021-2, Class A (C)	1.901	12-17-26	119,412	106,630
JFIN CLO, Ltd.
Series 2016-1A, Class DR (3 month LIBOR + 3.400%) (C)(J)	6.169	10-27-28	150,000	143,988
LAD Auto Receivables Trust
Series 2021-1A, Class B (C)	1.940	11-16-26	40,000	37,635
Lendbuzz Securitization Trust
Series 2021-1A, Class A (C)	1.460	06-15-26	71,511	69,298
Madison Park Funding XXXII, Ltd.
Series 2018-32A, Class CR (3 month LIBOR + 2.000%) (C)(J)	4.759	01-22-31	250,000	236,697
Mercury Financial Credit Card Master Trust
Series 2022-1A, Class A (C)	2.500	09-21-26	125,000	119,277
MF1, Ltd.
Series 2022-FL8, Class AS (1 month SOFR + 1.750%) (C)(J)	3.783	02-19-37	100,000	96,749
Neuberger Berman Loan Advisers CLO, Ltd.
Series 2017-26A, Class BR (3 month LIBOR + 1.400%) (C)(J)	4.140	10-18-30	250,000	241,216
Palmer Square Loan Funding, Ltd.
Series 2021-4A, Class C (3 month LIBOR + 2.600%) (C)(J)	5.112	10-15-29	250,000	228,880
Series 2022-2A, Class C (3 month CME Term SOFR + 3.100%) (C)(J)	4.188	10-15-30	250,000	233,499
34	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Pretium Mortgage Credit Partners LLC
Series 2021-RN1, Class A2 (3.598% to 6-25-25, then 7.598% thereafter) (C)	3.598	02-25-61	100,000	$93,037
Progress Residential Trust
Series 2020-SFR3, Class E (C)	2.296	10-17-27	100,000	90,664
Series 2021-SFR2, Class E1 (C)	2.547	04-19-38	100,000	86,994
Series 2021-SFR3, Class D (C)	2.288	05-17-26	100,000	87,557
Series 2021-SFR8, Class E2 (C)	2.532	10-17-38	125,000	107,519
Series 2022-SFR5, Class D (C)	5.734	06-17-39	100,000	98,779
Sixth Street CLO XVI, Ltd.
Series 2020-16A, Class E (3 month LIBOR + 7.320%) (C)(J)	10.030	10-20-32	150,000	138,859
Sonic Capital LLC
Series 2020-1A, Class A2I (C)	3.845	01-20-50	44,100	40,456
Sound Point CLO XXVIII, Ltd.
Series 2020-3A, Class C (3 month LIBOR + 2.250%) (C)(J)	5.033	01-25-32	250,000	232,732
STWD, Ltd.
Series 2021-FL2, Class A (1 month LIBOR + 1.200%) (C)(J)	3.577	04-18-38	143,000	140,007
Taco Bell Funding LLC
Series 2021-1A, Class A2I (C)	1.946	08-25-51	69,475	60,353
Textainer Marine Containers, Ltd.
Series 2021-3A, Class A (C)	1.940	08-20-46	92,000	78,855
Tricon American Homes Trust
Series 2020-SFR2, Class E1 (C)	2.730	11-17-39	100,000	85,701
TRTX Issuer, Ltd.
Series 2019-FL3, Class D (1 month CME Term SOFR + 2.564%) (C)(J)	4.861	10-15-34	100,000	97,739
Vantage Data Centers LLC
Series 2019-1A, Class A2 (C)	3.188	07-15-44	33,950	32,785
Venture XIII CLO, Ltd.
Series 2013-13A, Class DR (3 month LIBOR + 3.300%) (C)(J)	4.988	09-10-29	175,000	158,434
VOLT C LLC
Series 2021-NPL9, Class A1 (1.992% to 4-25-24, then 4.992% to 4-25-25, then 5.992% thereafter) (C)	1.992	05-25-51	77,271	72,128
VOLT XCIV LLC
Series 2021-NPL3, Class A1 (2.240% to 1-25-24, then 5.239% to 1-25-25, then 6.239% thereafter) (C)	2.240	02-27-51	68,758	65,402
VOLT XCV LLC
Series 2021-NPL4, Class A1 (2.240% to 2-25-24, then 5.240% to 2-25-25, then 6.240% thereafter) (C)	2.240	03-27-51	113,513	108,079

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	35

	Shares	Value
Common stocks 0.0%		$8,695
(Cost $20,742)
United States 0.0%		8,695
Paragon Offshore PLC, Litigation Trust A (D)(H)	2,695	270
Paragon Offshore PLC, Litigation Trust B (D)(H)	1,348	8,425

Southcross Holdings GP, Class A (D)(H)	246	0
Preferred securities 0.0%		$50,602
(Cost $53,295)
United States 0.0%		50,602
Becton, Dickinson and Company, 6.000%	976	49,288
Fluor Corp., 6.500%	1	1,314

	Par value^	Value
Escrow certificates 0.0%		$46
(Cost $491,686)
Alta Mesa Holdings LP (D)(H)	460,000	46
Texas Competitive Electric Holdings Company LLC (D)(H)	10,820,544	0

	Yield (%)	Shares	Value
Short-term investments 3.5%			$3,998,427
(Cost $3,998,427)
Short-term funds 3.5%			3,998,427
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.2409(K)	3,998,427	3,998,427

Total investments (Cost $129,780,395) 97.4%	$110,631,167
Other assets and liabilities, net 2.6%	2,903,618
Total net assets 100.0%	$113,534,785

	Rate (%)	Maturity date	Par value^	Value
Sale commitments outstanding (0.3)%				$(370,157)
(Proceeds received $380,893)
U.S. Government Agency (0.3)%				(370,157)
Federal National Mortgage Association 30 Yr Pass Thru (A)	3.000	TBA	(400,000)	(370,157)

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
36	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
ZAR	South African Rand

Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $26,527,947 or 23.4% of the fund’s net assets as of 8-31-22.
(D)	Non-income producing security.
(E)	Non-income producing - Issuer is in default.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(K)	The rate shown is the annualized seven-day yield as of 8-31-22.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	37

*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
38	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	16	Long	Sep 2022	$1,303,360	$1,309,247	$5,887
10-Year U.S. Treasury Note Futures	67	Long	Dec 2022	7,859,829	7,832,719	(27,110)
2-Year U.S. Treasury Note Futures	1	Long	Dec 2022	208,666	208,328	(338)
5-Year U.S. Treasury Note Futures	125	Long	Dec 2022	13,899,615	13,852,539	(47,076)
Ultra U.S. Treasury Bond Futures	25	Long	Dec 2022	3,709,941	3,737,500	27,559
10-Year Canada Government Bond Futures	1	Short	Dec 2022	(95,319)	(94,864)	455
10-Year Japan Government Bond Future	7	Short	Sep 2022	(7,488,782)	(7,534,353)	(45,571)
5-Year Canada Government Bond Futures	1	Short	Dec 2022	(86,205)	(85,864)	341
Euro-BTP Italian Government Bond Futures	14	Short	Sep 2022	(1,799,743)	(1,681,423)	118,320
Euro-Buxl Futures	22	Short	Sep 2022	(3,819,949)	(3,639,126)	180,823
German Euro BOBL Futures	6	Short	Sep 2022	(750,944)	(742,136)	8,808
German Euro BUND Futures	23	Short	Sep 2022	(3,481,362)	(3,420,209)	61,153
U.K. Long Gilt Bond Futures	1	Short	Dec 2022	(127,739)	(125,382)	2,357
U.S. Treasury Long Bond Futures	54	Short	Dec 2022	(7,344,347)	(7,335,563)	8,784
						$294,392
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	45,000	USD	32,040	MSI	9/21/2022	—	$(1,240)
AUD	2,381,000	USD	1,665,900	MSI	9/30/2022	—	(35,990)
BRL	25,348,000	USD	4,949,253	CITI	9/2/2022	—	(76,888)
BRL	2,019,000	USD	375,997	GSI	9/2/2022	$12,093	—
BRL	280,000	USD	54,064	JPM	9/2/2022	—	(243)
BRL	24,199,000	USD	4,621,222	MSI	9/2/2022	30,286	—
BRL	4,178,000	USD	813,790	CITI	10/4/2022	—	(16,976)
CAD	65,000	USD	50,344	JPM	9/21/2022	—	(858)
CAD	710,000	USD	548,560	BARC	9/29/2022	—	(8,072)
CHF	1,439,000	USD	1,498,836	JPM	9/30/2022	—	(23,430)
CLP	5,900,000	USD	6,300	BOA	9/21/2022	259	—
CLP	29,200,000	USD	33,197	CITI	9/21/2022	—	(732)
CNH	195,000	USD	29,089	GSI	9/21/2022	—	(855)
CNH	575,000	USD	85,585	MSI	9/21/2022	—	(2,332)
COP	335,500,000	USD	78,034	CITI	9/21/2022	—	(2,500)
COP	1,417,800,000	USD	325,034	GSI	9/21/2022	—	(5,834)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	39

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
COP	94,300,000	USD	21,291	MSI	9/21/2022	—	$(61)
COP	1,417,800,000	USD	326,306	SSB	9/21/2022	—	(7,106)
COP	7,335,612,000	USD	1,672,087	MSI	9/30/2022	—	(22,729)
CZK	390,000	USD	16,142	BARC	9/21/2022	—	(188)
CZK	2,391,000	USD	98,583	GSI	9/21/2022	—	(773)
CZK	8,510,000	USD	349,014	MSI	9/21/2022	—	(891)
EGP	4,820,000	USD	247,306	CITI	9/21/2022	—	(2,781)
EUR	79,000	USD	80,221	BOA	9/21/2022	—	(731)
EUR	38,000	USD	38,024	BARC	9/21/2022	$212	—
EUR	111,000	USD	113,447	CITI	9/21/2022	—	(1,759)
EUR	34,000	USD	34,137	JPM	9/21/2022	74	—
EUR	58,000	USD	59,505	MSI	9/21/2022	—	(1,146)
EUR	2,849,000	USD	2,841,715	GSI	9/30/2022	26,649	—
EUR	319,000	USD	318,766	JPM	9/30/2022	2,402	—
EUR	76,000	USD	75,577	MSI	9/30/2022	940	—
GBP	23,000	USD	27,588	BARC	9/21/2022	—	(859)
GBP	20,000	USD	23,529	JPM	9/21/2022	—	(287)
GBP	1,332,000	USD	1,567,918	JPM	9/30/2022	—	(19,715)
HUF	3,200,000	USD	7,792	BOA	9/21/2022	200	—
HUF	78,900,000	USD	196,008	BARC	9/21/2022	1,047	—
HUF	2,700,000	USD	6,862	CITI	9/21/2022	—	(119)
HUF	33,800,000	USD	84,017	GSI	9/21/2022	400	—
HUF	6,100,000	USD	15,457	JPM	9/21/2022	—	(222)
HUF	667,182,000	USD	1,598,290	BOA	9/30/2022	64,317	—
IDR	881,000,000	USD	59,923	CITI	9/21/2022	—	(660)
IDR	830,000,000	USD	55,311	GSI	9/21/2022	522	—
IDR	14,914,000,000	USD	988,271	JPM	9/21/2022	14,968	—
IDR	24,404,823,000	USD	1,641,819	CITI	9/30/2022	—	(472)
INR	6,360,000	USD	79,318	GSI	9/21/2022	541	—
INR	5,450,000	USD	68,502	JPM	9/21/2022	—	(69)
INR	11,234,000	USD	140,180	CITI	9/30/2022	764	—
JPY	605,770,000	USD	4,430,123	JPM	9/30/2022	—	(60,100)
MXN	920,000	USD	43,880	BOA	9/21/2022	1,623	—
MXN	2,366,000	USD	115,077	CITI	9/21/2022	1,943	—
MXN	6,629,000	USD	322,802	GSI	9/21/2022	5,059	—
MXN	390,000	USD	19,339	JPM	9/21/2022	—	(50)
MXN	34,188,000	USD	1,707,147	CITI	9/30/2022	—	(19,145)
NOK	17,790,000	USD	1,838,947	BARC	9/30/2022	—	(47,907)
NZD	35,000	USD	21,828	JPM	9/21/2022	—	(414)
NZD	1,715,000	USD	1,066,773	MSI	9/30/2022	—	(17,488)
PEN	345,000	USD	89,633	CITI	9/21/2022	—	(136)
PHP	2,820,000	USD	50,067	CITI	9/21/2022	40	—
40	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
PHP	3,410,000	USD	60,402	GSI	9/21/2022	$188	—
PHP	35,462,000	USD	631,311	CITI	9/30/2022	—	$(1,673)
PLN	315,000	USD	66,947	BARC	9/21/2022	—	(128)
PLN	1,720,000	USD	366,755	CITI	9/21/2022	—	(1,902)
PLN	1,091,000	USD	232,068	MSI	9/21/2022	—	(641)
RON	130,000	USD	26,615	BARC	9/21/2022	285	—
RON	1,675,000	USD	343,596	CITI	9/21/2022	3,007	—
RON	380,000	USD	78,461	GSI	9/21/2022	171	—
SEK	26,022,000	USD	2,448,553	MSI	9/30/2022	—	(4,148)
SGD	510,000	USD	363,440	BOA	9/21/2022	1,537	—
SGD	310,000	USD	224,297	MSI	9/21/2022	—	(2,448)
THB	1,130,000	USD	31,547	BOA	9/21/2022	—	(524)
THB	38,040,000	USD	1,059,493	CITI	9/21/2022	—	(15,141)
THB	2,060,000	USD	58,233	GSI	9/21/2022	—	(1,678)
THB	35,437,000	USD	985,711	JPM	9/30/2022	—	(12,331)
TRY	440,000	USD	23,049	BARC	9/21/2022	797	—
TRY	2,485,000	USD	135,349	JPM	9/21/2022	—	(674)
TRY	7,114,000	USD	381,072	GSI	9/30/2022	1,673	—
USD	24,304	AUD	35,000	GSI	9/21/2022	349	—
USD	30,283	AUD	45,000	JPM	9/21/2022	—	(517)
USD	27,121	AUD	40,000	MSI	9/21/2022	—	(257)
USD	5,209,698	AUD	7,446,000	MSI	9/30/2022	112,549	—
USD	4,911,237	BRL	25,348,000	CITI	9/2/2022	38,870	—
USD	388,139	BRL	2,019,000	GSI	9/2/2022	49	—
USD	50,908	BRL	280,000	JPM	9/2/2022	—	(2,913)
USD	4,555,834	BRL	24,199,000	MSI	9/2/2022	—	(95,673)
USD	3,059,646	BRL	15,704,000	CITI	10/4/2022	64,630	—
USD	477,728	BRL	2,491,000	CITI	12/2/2022	9,363	—
USD	49,785	CAD	65,000	MSI	9/21/2022	300	—
USD	1,686,629	CAD	2,183,000	BARC	9/29/2022	24,819	—
USD	14,253	CLP	13,503,000	BOA	9/21/2022	—	(760)
USD	40,268	CLP	36,100,000	CITI	9/21/2022	131	—
USD	28,509	CLP	28,295,000	MSI	9/21/2022	—	(2,950)
USD	589,078	CLP	543,177,000	SSB	9/30/2022	—	(13,866)
USD	27,728	CNH	187,000	GSI	9/21/2022	653	—
USD	29,607	CNH	200,000	MSI	9/21/2022	650	—
USD	1,699,962	CNH	11,692,000	BOA	9/30/2022	6,990	—
USD	37,116	COP	162,200,000	BOA	9/21/2022	599	—
USD	932,134	COP	4,116,900,000	CITI	9/21/2022	5,265	—
USD	16,662	COP	70,920,000	JPM	9/21/2022	695	—
USD	94,359	COP	411,580,000	SSB	9/21/2022	1,697	—
USD	201,158	COP	882,500,000	MSI	9/30/2022	2,734	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	41

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	55,600	CZK	1,350,000	BOA	9/21/2022	$375	—
USD	33,784	CZK	820,000	BARC	9/21/2022	240	—
USD	150,508	CZK	3,690,000	CITI	9/21/2022	—	$(441)
USD	113,244	CZK	2,780,000	MSI	9/21/2022	—	(479)
USD	1,831,510	CZK	45,633,000	JPM	9/30/2022	—	(33,187)
USD	73,317	EGP	1,470,000	CITI	9/29/2022	—	(507)
USD	72,035	EUR	70,000	BOA	9/21/2022	1,601	—
USD	41,666	EUR	41,000	BARC	9/21/2022	411	—
USD	4,014	EUR	4,000	CITI	9/21/2022	—	(11)
USD	68,044	EUR	68,000	GSI	9/21/2022	—	(378)
USD	193,461	EUR	189,000	JPM	9/21/2022	3,288	—
USD	6,996	EUR	7,000	MSI	9/21/2022	—	(47)
USD	60,245	EUR	60,000	BOA	9/30/2022	—	(163)
USD	12,176,379	EUR	12,207,594	GSI	9/30/2022	—	(114,188)
USD	220,643	EUR	221,000	JPM	9/30/2022	—	(1,858)
USD	89,118	EUR	89,000	MSI	9/30/2022	—	(487)
USD	35,171	GBP	30,000	BOA	9/21/2022	307	—
USD	98,320	GBP	82,000	JPM	9/21/2022	3,027	—
USD	575,609	GBP	489,000	JPM	9/30/2022	7,238	—
USD	8,465	HUF	3,329,000	BARC	9/21/2022	151	—
USD	28,736	HUF	11,824,000	GSI	9/21/2022	—	(795)
USD	29,653	HUF	11,824,000	JPM	9/21/2022	123	—
USD	53,095	HUF	21,200,000	MSI	9/21/2022	148	—
USD	132,476	HUF	55,300,000	BOA	9/30/2022	—	(5,331)
USD	67,287	IDR	1,010,000,000	BARC	9/21/2022	—	(654)
USD	790,890	IDR	11,913,000,000	CITI	9/21/2022	—	(10,477)
USD	9,318	IDR	139,000,000	GSI	9/21/2022	—	(33)
USD	20,908	IDR	318,000,000	MSI	9/21/2022	—	(483)
USD	1,870,497	IDR	27,804,000,000	CITI	9/30/2022	538	—
USD	79,393	INR	6,330,000	CITI	9/21/2022	—	(89)
USD	33,903	INR	2,720,000	JPM	9/21/2022	—	(251)
USD	34,556	INR	2,760,000	MSI	9/21/2022	—	(100)
USD	1,619,503	INR	129,625,000	MSI	9/30/2022	—	(6,793)
USD	5,967,213	JPY	815,950,000	JPM	9/30/2022	80,953	—
USD	10,838,623	KRW	14,548,467,000	JPM	9/30/2022	—	(3,185)
USD	107,357	MXN	2,210,000	CITI	9/21/2022	—	(1,947)
USD	126,315	MXN	2,613,000	MSI	9/21/2022	—	(2,921)
USD	2,014,241	MXN	40,338,000	CITI	9/30/2022	22,589	—
USD	447,281	NOK	4,327,000	BARC	9/30/2022	11,652	—
USD	61,398	NZD	100,000	BOA	9/21/2022	216	—
USD	25,089	NZD	40,000	JPM	9/21/2022	616	—
USD	672,805	NZD	1,088,000	CITI	9/30/2022	7,136	—
42	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	6,673,625	NZD	10,728,000	MSI	9/30/2022	$109,938	—
USD	32,976	PEN	128,000	CITI	9/21/2022	—	$(229)
USD	43,917	PEN	170,000	GSI	9/21/2022	—	(183)
USD	202,467	PEN	788,000	JPM	9/21/2022	—	(1,951)
USD	46,699	PEN	185,000	SSB	9/21/2022	—	(1,292)
USD	1,412,338	PEN	5,481,000	SSB	9/30/2022	—	(8,139)
USD	99,955	PHP	5,580,000	CITI	9/21/2022	808	—
USD	28,297	PHP	1,590,000	GSI	9/21/2022	45	—
USD	39,839	PHP	2,230,000	JPM	9/21/2022	216	—
USD	11,873	PLN	55,000	GSI	9/21/2022	206	—
USD	142,916	PLN	687,000	MSI	9/21/2022	—	(2,813)
USD	336,272	PLN	1,602,000	BOA	9/30/2022	—	(3,013)
USD	276,609	PLN	1,340,000	BARC	9/30/2022	—	(7,187)
USD	41,767	RON	199,000	BARC	9/21/2022	588	—
USD	39,301	RON	188,000	GSI	9/21/2022	399	—
USD	203,032	RON	1,005,000	GSI	9/30/2022	—	(4,664)
USD	46,529	SGD	65,000	GSI	9/21/2022	12	—
USD	172,173	SGD	240,000	JPM	9/21/2022	419	—
USD	43,561	SGD	60,000	MSI	9/21/2022	622	—
USD	1,691,103	SGD	2,357,000	MSI	9/30/2022	4,261	—
USD	430,904	THB	15,540,000	JPM	9/21/2022	4,268	—
USD	289,944	THB	10,440,000	MSI	9/21/2022	3,324	—
USD	344,917	THB	12,400,000	JPM	9/30/2022	4,315	—
USD	63,325	TRY	1,195,000	BARC	9/21/2022	—	(1,438)
USD	67,666	TRY	1,280,000	GSI	9/21/2022	—	(1,704)
USD	116,239	TRY	2,170,000	GSI	9/30/2022	—	(510)
USD	24,505	UYU	990,000	CITI	9/12/2022	311	—
USD	54,031	UYU	2,205,000	JPM	9/21/2022	266	—
USD	27,798	ZAR	469,000	BARC	9/21/2022	463	—
USD	165,498	ZAR	2,755,000	GSI	9/21/2022	4,931	—
USD	115,434	ZAR	1,947,000	MSI	9/21/2022	1,958	—
USD	1,486,613	ZAR	25,326,000	BARC	9/30/2022	11,821	—
UYU	990,000	USD	24,318	JPM	9/12/2022	—	(124)
UYU	4,400,000	USD	107,870	CITI	9/21/2022	—	(584)
ZAR	860,000	USD	51,005	BOA	9/21/2022	—	(883)
ZAR	2,340,000	USD	138,404	GSI	9/21/2022	—	(2,021)
ZAR	144,000	USD	8,465	MSI	9/21/2022	—	(73)
						$732,120	$(761,595)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	43

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	510,000	CAD	CAD CORRA Compounded OIS	Fixed 0.013%	Semi-Annual	Semi-Annual	Sep 2026	—	$(33,979)	$(33,979)
Centrally cleared	510,000	CAD	CAD CORRA Compounded OIS	Fixed 0.013%	Semi-Annual	Semi-Annual	Sep 2026	—	(34,104)	(34,104)
Centrally cleared	1,290,000	CAD	CAD BA CDOR	Fixed 1.269%	Semi-Annual	Semi-Annual	Sep 2026	—	(93,256)	(93,256)
Centrally cleared	880,000	CAD	CAD CORRA Compounded OIS	Fixed 1.283%	Semi-Annual	Semi-Annual	Nov 2026	—	(56,866)	(56,866)
Centrally cleared	720,000	CAD	CAD CORRA Compounded OIS	Fixed 1.266%	Semi-Annual	Semi-Annual	Nov 2026	—	(46,904)	(46,904)
Centrally cleared	3,270,000	CAD	CAD CORRA Compounded OIS	Fixed 1.530%	Semi-Annual	Semi-Annual	Dec 2026	—	(187,121)	(187,121)
Centrally cleared	9,330,000	MXN	MXN TIIE Banxico	Fixed 7.840%	Monthly	Monthly	Mar 2027	$427	(18,218)	(17,791)
Centrally cleared	8,650,000	NZD	NZD BBR FRA	Fixed 2.660%	Semi-Annual	Quarterly	Mar 2027	(18,592)	(273,586)	(292,178)
Centrally cleared	2,700,000	NZD	NZD BBR FRA	Fixed 2.750%	Semi-Annual	Quarterly	Mar 2027	2,556	(86,958)	(84,402)
Centrally cleared	2,770,000	NZD	NZD BBR FRA	Fixed 2.590%	Semi-Annual	Quarterly	Mar 2027	1,272	(100,261)	(98,989)
Centrally cleared	6,990,000	CAD	CAD CORRA Compounded OIS	Fixed 1.512%	Semi-Annual	Semi-Annual	Mar 2027	—	(405,447)	(405,447)
Centrally cleared	631,420,000	HUF	HUF BUBOR Reuters	Fixed 5.130%	Annual	Semi-Annual	Mar 2027	1,027	(346,432)	(345,405)
Centrally cleared	1,268,960,000	HUF	HUF BUBOR Reuters	Fixed 5.000%	Annual	Semi-Annual	Mar 2027	7,218	(714,066)	(706,848)
Centrally cleared	329,070,000	INR	Fixed 6.840%	INR MIBOR Compounded OIS	Semi-Annual	Semi-Annual	Sep 2027	(8,916)	(57,571)	(66,487)
Centrally cleared	107,150,000	INR	Fixed 6.615%	INR MIBOR Compounded OIS	Semi-Annual	Semi-Annual	Sep 2027	—	(8,969)	(8,969)
Centrally cleared	109,860,000	INR	Fixed 6.291%	INR MIBOR Compounded OIS	Semi-Annual	Semi-Annual	Sep 2027	—	9,555	9,555
Centrally cleared	52,440,000	MXN	MXN TIIE Banxico	Fixed 7.340%	Monthly	Monthly	Mar 2032	974	(234,782)	(233,808)
Centrally cleared	5,230,000	CAD	CAD BA CDOR	Fixed 3.389%	Semi-Annual	Semi-Annual	Sep 2037	—	(73,161)	(73,161)
								$(14,034)	$(2,762,126)	$(2,776,160)

44	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	Federative Republic of Brazil	833,000	USD	$833,000	1.000%	Quarterly	Dec 2026	$43,779	$(573)	$43,206
JPM	Republic of Korea	2,110,000	USD	2,110,000	1.000%	Quarterly	Dec 2024	(33,345)	(6,637)	(39,982)
MSI	Government of Japan	2,090,000	USD	2,090,000	1.000%	Quarterly	Dec 2024	(35,179)	(11,208)	(46,387)
				$5,033,000				$(24,745)	$(18,418)	$(43,163)
Centrally cleared	CDX.NA.HY.38	772,200	USD	772,200	5.000%	Quarterly	Jun 2027	(19,506)	21,823	2,317
Centrally cleared	CDX.NA.IG.38	4,470,000	USD	4,470,000	1.000%	Quarterly	Jun 2027	(43,864)	20,474	(23,390)
				$5,242,200				$(63,370)	$42,297	$(21,073)
				$10,275,200				$(88,115)	$23,879	$(64,236)

Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid Investment Grade Index	1-Day USD Compounded SOFR	At Maturity	USD	3,495,000	Mar 2023	GSI	—	$21,184	$21,184
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	500,000	Sep 2022	MSI	—	9,945	9,945
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	1,050,000	Sep 2022	MSI	—	49,360	49,360
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	2,930,000	Mar 2023	MSI	—	123,499	123,499
Pay	iBoxx $ Liquid Investment Grade Index	1-Day USD Compounded SOFR	At Maturity	USD	2,050,000	Jun 2023	MSI	—	16,687	16,687
								—	$220,675	$220,675
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	390,000	USD	$390,000	USA CPI All Urban Consumers	Fixed 2.614%	At Maturity	At Maturity	Jun 2026	—	$(36,721)	$(36,721)
BARC	1,990,000	USD	1,990,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	32,848	32,848
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	45

Inflation swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	2,010,000	USD	$2,010,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	$33,178	$33,178
BARC	3,910,000	USD	3,910,000	Fixed 3.147%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	82,836	82,836
BARC	780,000	USD	780,000	Fixed 2.875%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2052	—	(50,915)	(50,915)
BOA	810,000	USD	810,000	USA CPI All Urban Consumers	Fixed 2.402%	At Maturity	At Maturity	Mar 2026	—	(90,284)	(90,284)
CITI	1,500,000	USD	1,500,000	Fixed 2.793%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2052	—	(59,823)	(59,823)
			$11,390,000						—	$(88,881)	$(88,881)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

46	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Derivatives Abbreviations
BARC	Barclays Bank PLC
BBR	Bank Bill Rate
BOA	Bank of America, N.A.
BUBOR	Budapest Interbank Offered Rate
CDOR	Canadian Dollar Offered Rate
CITI	Citibank, N.A.
CORRA	Canadian Overnight Repo Rate Average
CPI	Consumer Price Index
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
MIBOR	Mumbai Interbank Offered Rate
MSI	Morgan Stanley & Co. International PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
SSB	State Street Bank and Trust Company
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
At 8-31-22, the aggregate cost of investments for federal income tax purposes was $130,784,880. Net unrealized depreciation aggregated to $22,967,555, of which $612,316 related to gross unrealized appreciation and $23,579,871 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	47

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-22

Assets
Unaffiliated investments, at value (Cost $129,780,395)	$110,631,167
Swap contracts, at value (net unamortized upfront payment of $43,779)	412,743
Receivable for centrally cleared swaps (including collateral of $340,000)	312,152
Unrealized appreciation on forward foreign currency contracts	732,120
Receivable for futures variation margin	13,306
Cash	24,364
Foreign currency, at value (Cost $232,383)	223,624
Collateral held at broker for futures contracts	939,000
Collateral segregated at custodian for OTC derivative contracts	330,000
Dividends and interest receivable	976,872
Receivable for fund shares sold	9,482
Receivable for investments sold	2,735,413
Receivable for delayed delivery securities sold	829,240
Receivable from affiliates	3,605
Other assets	71,084
Total assets	118,244,172
Liabilities
Payable for sale commitments outstanding, at value (Proceeds received $380,893)	370,157
Unrealized depreciation on forward foreign currency contracts	761,595
Swap contracts, at value (net unamortized upfront payment of $68,524)	324,112
Payable for collateral on OTC derivatives	680,000
Payable for investments purchased	1,346,112
Payable for delayed delivery securities purchased	828,191
Payable for fund shares repurchased	259,462
Payable to affiliates
Accounting and legal services fees	4,219
Transfer agent fees	5,619
Trustees’ fees	107
Other liabilities and accrued expenses	129,813
Total liabilities	4,709,387
Net assets	$113,534,785
Net assets consist of
Paid-in capital	$213,613,328
Total distributable earnings (loss)	(100,078,543)
Net assets	$113,534,785

48	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($41,362,568 ÷ 3,617,116 shares)[1]	$11.44
Class C ($1,580,857 ÷ 137,943 shares)[1]	$11.46
Class I ($7,025,262 ÷ 614,756 shares)	$11.43
Class R6 ($806,867 ÷ 70,615 shares)	$11.43
Class 1 ($62,759,231 ÷ 5,497,243 shares)	$11.42
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.04

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	49

STATEMENT OF OPERATIONS For the year ended 8-31-22

Investment income
Interest	$4,720,823
Dividends	287,092
Securities lending	467
Other income	329
Less foreign taxes withheld	(28,456)
Total investment income	4,980,255
Expenses
Investment management fees	827,543
Distribution and service fees	134,063
Accounting and legal services fees	21,560
Transfer agent fees	60,748
Trustees’ fees	366
Custodian fees	71,879
State registration fees	105,774
Printing and postage	11,694
Professional fees	246,250
Other	19,977
Total expenses	1,499,854
Less expense reductions	(284,111)
Net expenses	1,215,743
Net investment income	3,764,512
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(13,155,009)
Affiliated investments	(309)
Futures contracts	4,364,687
Forward foreign currency contracts	1,952,324
Swap contracts	1,497,913
(5,340,394)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(18,377,582)
Futures contracts	224,494
Forward foreign currency contracts	119,330
Swap contracts	(2,633,339)
(20,667,097)
Net realized and unrealized loss	(26,007,491)
Decrease in net assets from operations	$(22,242,979)
50	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$3,764,512	$1,237,619
Net realized gain (loss)	(5,340,394)	781,476
Change in net unrealized appreciation (depreciation)	(20,667,097)	(619,308)
Increase (decrease) in net assets resulting from operations	(22,242,979)	1,399,787
Distributions to shareholders
From earnings
Class A	(1,217,048)	—
Class C	(22,958)	—
Class I	(444,039)	—
Class R6	(1,021,827)	—
Class 1	(1,060,733)	(2,057,556)
Total distributions	(3,766,605)	(2,057,556)
From fund share transactions
Fund share transactions	(41,614,668)	46,368,145
Issued in reorganization	94,289,023	—
From fund share transactions	52,674,355	46,368,145
Total increase	26,664,771	45,710,376
Net assets
Beginning of year	86,870,014	41,159,638
End of year	$113,534,785	$86,870,014
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	51

Financial highlights
CLASS A SHARES Period ended	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$13.66	$13.52
Net investment income[2]	0.35	0.07
Net realized and unrealized gain (loss) on investments	(2.30)	0.07
Total from investment operations	(1.95)	0.14
Less distributions
From net investment income	(0.27)	—
Net asset value, end of period	$11.44	$13.66
Total return (%)[3,4]	(14.51)	1.04[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$41	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	1.53[7]
Expenses including reductions	1.17	1.16[7]
Net investment income	2.88	2.22[7]
Portfolio turnover (%)	142[8]	61[9]

[1]	The inception date for Class A shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Excludes merger activity.
[9]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
52	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$13.64	$13.52
Net investment income[2]	0.26	0.05
Net realized and unrealized gain (loss) on investments	(2.32)	0.07
Total from investment operations	(2.06)	0.12
Less distributions
From net investment income	(0.12)	—
Net asset value, end of period	$11.46	$13.64
Total return (%)[3,4]	(15.15)	0.89[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.14	2.28[7]
Expenses including reductions	1.92	1.91[7]
Net investment income	2.12	1.52[7]
Portfolio turnover (%)	142[8]	61[9]

[1]	The inception date for Class C shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Excludes merger activity.
[9]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	53

CLASS I SHARES Period ended	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$13.67	$13.52
Net investment income[2]	0.38	0.07
Net realized and unrealized gain (loss) on investments	(2.31)	0.08
Total from investment operations	(1.93)	0.15
Less distributions
From net investment income	(0.31)	—
Net asset value, end of period	$11.43	$13.67
Total return (%)[3]	(14.24)	1.11[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.28[6]
Expenses including reductions	0.92	0.91[6]
Net investment income	3.03	2.11[6]
Portfolio turnover (%)	142[7]	61[8]

[1]	The inception date for Class I shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Excludes merger activity.
[8]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
54	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$13.68	$13.52
Net investment income[2]	0.37	0.08
Net realized and unrealized gain (loss) on investments	(2.28)	0.08
Total from investment operations	(1.91)	0.16
Less distributions
From net investment income	(0.34)	—
Net asset value, end of period	$11.43	$13.68
Total return (%)[3]	(14.16)	1.18[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$50
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.18[5]
Expenses including reductions	0.81	0.81[5]
Net investment income	2.80	2.49[5]
Portfolio turnover (%)	142[6]	61[7]

[1]	The inception date for Class R6 shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes merger activity.
[7]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	55

CLASS 1 SHARES Period ended	8-31-22	8-31-21	8-31-20	8-31-19	8-31-18
Per share operating performance
Net asset value, beginning of period	$13.67	$13.98	$13.27	$12.72	$12.84
Net investment income[1]	0.38	0.36	0.23	0.24	0.26
Net realized and unrealized gain (loss) on investments	(2.30)	0.03	0.94	0.48	(0.38)
Total from investment operations	(1.92)	0.39	1.17	0.72	(0.12)
Less distributions
From net investment income	(0.33)	(0.70)	(0.46)	(0.17)	—
Net asset value, end of period	$11.42	$13.67	$13.98	$13.27	$12.72
Total return (%)[2]	(14.23)	2.84	9.15	5.75	(0.93)
Ratios and supplemental data
Net assets, end of period (in millions)	$63	$36	$41	$47	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.22	1.66[3]	1.20[3]	0.86
Expenses including reductions	0.85	0.85	0.96[3]	1.16[3]	0.85
Net investment income	3.16	2.62	1.77	2.05	2.04
Portfolio turnover (%)	142[4]	61	224[5]	53	31

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes interest expense of 0.09% and 0.26% for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
[4]	Excludes merger activity.
[5]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
56	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Opportunistic Fixed Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum total return, consistent with preservation of capital and prudent investment management.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	57

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2022, by major security category or type:
	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$1,657,224	—	$1,657,224	—
Foreign government obligations	56,497,498	—	56,497,498	—
Corporate bonds	24,680,700	—	24,680,700	—
Convertible bonds	2,125,098	—	2,125,098	—
Municipal bonds	1,613,114	—	1,613,114	—
Term loans	7,718,533	—	7,718,533	—
Collateralized mortgage obligations	6,178,577	—	6,178,577	—
Asset backed securities	6,102,653	—	6,102,653	—
Common stocks	8,695	—	—	$8,695
Preferred securities	50,602	$49,288	1,314	—
Escrow certificates	46	—	—	46
Short-term investments	3,998,427	3,998,427	—	—
Total investments in securities	$110,631,167	$4,047,715	$106,574,711	$8,741
Liabilities
Sale commitments outstanding	$(370,157)	—	$(370,157)	—
Derivatives:
Assets
Futures	414,487	$414,487	—	—
58	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Forward foreign currency contracts	$732,120	—	$732,120	—
Swap contracts	424,615	—	424,615	—
Liabilities
Futures	(120,095)	$(120,095)	—	—
Forward foreign currency contracts	(761,595)	—	(761,595)	—
Swap contracts	(3,133,217)	—	(3,133,217)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At August 31, 2022, the fund had $13,841 in unfunded loan commitments outstanding.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal
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value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
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Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of August 31, 2022, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
As a result of political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which has resulted, and may continue to result, in devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities, property or interests.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2022 were $4,105.
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Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2022, the fund has a short-term capital loss carryforward of $21,859,330 and a long-term capital loss carryforward of $57,056,115 available to offset future net realized capital gains. These carryforwards do not expire.
Availability of a certain amount of the loss carryforwards may be limited in a given year due to I.R.S. Regulations.
As of August 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2022 and 2021 was as follows:
	August 31, 2022	August 31, 2021
Ordinary income	$3,766,605	$2,057,556
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2022, the components of distributable earnings on a tax basis consisted of $2,027,625 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, defaulted bonds, foreign currency transactions, wash sale loss deferrals, derivative transactions, amortization and accretion on debt securities and merger related transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of
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the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as
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Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2022, the fund used futures contracts to manage against changes in interest rates, gain exposure to certain bond markets and manage duration of the fund. The fund held futures contracts with USD notional values ranging from $22.7 million to $76.5 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2022, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $73.6 million to $177.2 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
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During the year ended August 31, 2022, the fund used interest rate swap contracts to manage against changes in interest rates and to manage duration of the fund. The fund held interest rate swaps with total USD notional amounts ranging from $10.7 million to $41.1 million, as measured at each quarter end.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended August 31, 2022, the fund used credit default swap contracts as the buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from $8.9 million to $19.2 million, as measured at each quarter end.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended August 31, 2022, the fund used credit default swap contracts as the seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $4.9 million, as measured at each quarter end. There were no open CDS contracts where the fund acted as seller as of August 31, 2022.
Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.
During the year ended August 31, 2022, the fund used inflation swaps to manage exposure to inflation risk. The fund held inflation swaps with total USD notional amounts ranging from $3.5 million to $11.4 million, as measured at each quarter end.
Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset
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or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
During the year ended August 31, 2022, the fund used total return swaps to gain exposure to a security or market without investing directly in such security or market. The fund held total return swaps with total USD notional amounts ranging from $3.1 million to $10.0 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$414,487	$(120,095)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	732,120	(761,595)
Credit	Swap contracts, at value[2]	Credit default swaps	45,523	(109,759)
Interest rate	Swap contracts, at value	Total return swaps	220,675	—
Interest rate	Swap contracts, at value[2]	Interest rate swaps	9,555	(2,785,715)
Inflation	Swap contracts, at value	Inflation swaps	148,862	(237,743)
			$1,571,222	$(4,014,907)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$732,120	$(761,595)
Swap contracts	412,743	(324,112)
Totals	$1,144,863	$(1,085,707)

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
Bank of America, N.A.	$78,024	($101,689)	($23,665)	—	$23,665	—
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Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
Barclays Bank PLC	244,554	(154,069)	$90,485	$90,485	—	—
Citibank, N.A.	155,395	(214,992)	(59,597)	—	—	($59,597)
Goldman Sachs International	75,124	(133,616)	(58,492)	—	—	(58,492)
JPMorgan Chase Bank, N.A.	122,868	(202,361)	(79,493)	—	$60,000	(19,493)
Morgan Stanley & Co. International PLC	467,201	(248,577)	218,624	$218,624	—	—
State Street Bank and Trust Company	1,697	(30,403)	(28,706)	—	—	(28,706)
Totals	$1,144,863	($1,085,707)	59,156	$309,109	$83,665	($166,288)
[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2022:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$4,364,687	—	$1,479,082	$5,843,769
Currency	—	$1,952,324	—	1,952,324
Credit	—	—	18,831	18,831
Total	$4,364,687	$1,952,324	$1,497,913	$7,814,924
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2022:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$224,494	—	$(2,511,482)	$(2,286,988)
Currency	—	$119,330	—	119,330
Credit	—	—	(39,076)	(39,076)
Inflation	—	—	(82,781)	(82,781)
Total	$224,494	$119,330	$(2,633,339)	$(2,289,515)
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Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.650% of the first $1 billion of the fund’s aggregate net assets and (b) 0.625% of the fund’s aggregate net assets in excess of $1 billion. Aggregate net assets include the net assets of the fund and Opportunistic Fixed Income Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.80% of average net assets for the fund. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, Rule 12b-1 fees, transfer agent fees and service fees, shareholder servicing fees, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly and short dividend expenses. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$80,507
Class C	3,505
Class I	22,329
Class	Expense reduction
Class R6	$90,210
Class 1	87,560
Total	$284,111

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2022, were equivalent to a net annual effective rate of 0.43% of the fund’s average daily net assets.
68	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2022, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,338 for the year ended August 31, 2022. Of this amount, $209 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,129 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2022, CDSCs received by the Distributor amounted to $5,449 for Class A shares. There were no CDSCs received by the Distributor for Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$95,010	$44,283
Class C	16,905	1,971
Class I	—	11,611
Class R6	—	2,883
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Class	Distribution and service fees	Transfer agent fees
Class 1	$22,148	—
Total	$134,063	$60,748
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$2,850,000	2	1.482%	$235
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2022 and 2021 were as follows:
	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	101,942	$1,229,764	5,813	$78,745
Issued in reorganization (Note 9)	5,073,351	67,630,816	—	—
Distributions reinvested	97,996	1,215,988	—	—
Repurchased	(1,661,986)	(20,049,186)	—	—
Net increase	3,611,303	$50,027,382	5,813	$78,745
Class C shares[1]
Sold	276	$3,461	3,698	$50,000
Issued in reorganization (Note 9)	215,078	2,855,762	—	—
Distributions reinvested	1,908	22,889	—	—
Repurchased	(83,017)	(988,742)	—	—
Net increase	134,245	$1,893,370	3,698	$50,000
Class I shares[1]
Sold	187,348	$2,368,805	16,354	$223,000
Issued in reorganization (Note 9)	1,778,097	23,732,623	—	—
Distributions reinvested	35,061	443,246	—	—
Repurchased	(1,402,104)	(17,326,349)	—	—
Net increase	598,402	$9,218,325	16,354	$223,000
70	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R6 shares[1]
Sold	678,597	$8,674,407	3,666,840	$49,850,000
Issued in reorganization (Note 9)	5,228	69,822	—	—
Distributions reinvested	5,170	61,848	—	—
Repurchased	(4,285,220)	(50,414,978)	—	—
Net increase (decrease)	(3,596,225)	$(41,608,901)	3,666,840	$49,850,000
Class 1 shares
Sold	3,914,042	$46,466,242	407,153	$5,580,071
Distributions reinvested	87,581	1,060,733	151,737	2,057,556
Repurchased	(1,164,879)	(14,382,796)	(842,587)	(11,471,227)
Net increase (decrease)	2,836,744	$33,144,179	(283,697)	$(3,833,600)
Total net increase	3,584,469	$52,674,355	3,409,008	$46,368,145

[1]	The inception date for Class A, Class C, Class I, and Class R6 shares is 6-4-21.
Affiliates of the fund owned 100% of shares of Class 1 on August 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $188,959,650 and $157,708,066, respectively, for the year ended August 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $1,351,179 and $14,609,058, respectively, for the year ended August 31, 2022.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$16,056,835	$(16,056,526)	$(309)	—	$467	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Reorganization
On June 24, 2021, the shareholders of John Hancock Funds II (the Trust) Short Duration Credit Opportunities Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Opportunistic Fixed Income Fund (the Acquiring Fund) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred;
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(b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to achieve potential opportunities for economies of scale and potentially lower expenses in the future. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or their shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the Acquired Fund will bear the costs that are incurred in connection with the reorganization. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on December 10, 2021. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Depreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Opportunistic Fixed Income Fund	Short Duration Credit Opportunities Fund	$94,289,023	($977,122)	9,816,061	7,071,754	$85,743,663	$180,032,686
Because the combined fund has been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund’s Statement of operations at August 31, 2022. See Note 6 for capital shares issued in connection with the above referenced reorganization.
Assuming the acquisition had been completed on September 1, 2021, the beginning of the reporting period, the Acquiring Fund’s pro forma results of operations for the year ended August 31, 2022 are as follows:
Net Investment Income	$4,389,918
Net realized and unrealized gain	(28,229,650)
Increase (decrease) in net assets from operations	($23,839,732)
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
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The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Opportunistic Fixed Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Opportunistic Fixed Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
74	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor) for John Hancock Opportunistic Fixed Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the videoconference meeting held on May 24-25, 2022. Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
76	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended December 31, 2021. The Board also noted that the fund outperformed its peer group median for the one-, three-, five- and ten-year periods ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three- and five-year periods and relative to its peer group median for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund were higher than the peer group median.
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The Board took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Opportunistic Fixed Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Wellington Management Company LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
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•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	192
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	192
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017).
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	192
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009).
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	192
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016).

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Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
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More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Brian M. Garvey
Brij S. Khurana
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
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John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
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MF2406981	476A 8/22
10/2022

Annual report
John Hancock
Funds II
August 31, 2022

John Hancock Funds II
Annual report — table of contents

Fund	Manager’s commentary and fund performance	Portfolio of investments
Capital Appreciation Fund	4	15
Capital Appreciation Value Fund	5	16
Core Bond Fund	6	22
Health Sciences Fund	7	34
High Yield Fund	8	36
Fund	Manager’s commentary and fund performance	Portfolio of investments
International Strategic Equity Allocation Fund	9	44
Mid Value Fund	10	68
Science & Technology Fund	11	70
U.S. Sector Rotation Fund	12	71

2

John Hancock Funds II
Manager’s commentary and fund performance

Fund performance
In the following pages, we've set forth information regarding the performance of certain funds of John Hancock Funds II (the Trust). There are several ways to evaluate a fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it's important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Performance tables
The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a fund’s total change in share value in percentage terms over a set period of time—one, ﬁve, and ten years (or since the fund’s inception if less than the applicable period). An average annual total return takes the fund’s cumulative total return for a time period greater than one year and shows what would have happened if the fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reﬂect the expenses of any insurance company separate accounts (including a possible contingent deferred sales charge) that may invest in the funds, as applicable. If these were included, performance would be lower.
Graph—change in value of $10,000 investment and comparative indexes
The performance graph for each fund (or portfolio) shows the change in value of a $10,000 investment over the life or ten-year period of each fund (or portfolio), whichever is shorter. Each fund’s (or portfolio’s) performance is compared with the performance of one or more broad-based securities indexes as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and fund (or portfolio) operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reﬂect any fees or expenses. Funds (or portfolios), that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the fund invests.
Portfolio manager’s commentary
Finally, we've provided a commentary by each portfolio manager regarding each fund’s (or portfolio’s) performance during the period ended August 31, 2022. The views expressed are those of the portfolio managers as of August 31, 2022, and are subject to change based on market and other conditions. Information about a fund’s (or portfolio’s) holdings, asset allocation, or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The funds (or portfolios) are not insured by the Federal Deposit Insurance Corp., are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the funds' objectives, risks and strategies, see the funds’ prospectuses.

Notes about risk
The funds are subject to various risks as described in the funds' prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, see the funds’ prospectuses.
Standard & Poor’s, Standard & Poor’s 500, “S&P 500,” and “S&P MidCap 400 Index” are trademarks of S&P Global, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “EAFE” and “MSCI” are trademarks of MSCI, Inc. “Bloomberg” is a registered trademark of Bloomberg LP. “Lipper” is a registered trademark of Reuters S.A. None of the funds in the Trust is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the Trust.

Capital Appreciation Fund
Subadvisor: Jennison Associates LLC
Portfolio Managers: Blair A. Boyer, Michael A. Del Balso, Rebecca Irwin, Natasha Kuhlkin, CFA, Kathleen A. McCarragher, Spiros (Sig) Segalas

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 65% of its fund’s total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	36.7
Consumer discretionary	29.0
Health care	11.7
Communication services	8.6
Consumer staples	4.6
Financials	3.6
Industrials	1.7
Real estate	1.6
Energy	1.4
Short-term investments and other	1.1

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2022, the Capital Appreciation Fund Class NAV shares declined 31.44% and the Russell 1000 Growth Index declined 19.06%.
Environment  ►  Over the past year, the investment backdrop shifted from one of stimulus to one of high inflation and tightening financial conditions. U.S. equity markets ended 2021 at all-time highs, but surprisingly high inflation spurred the U.S. Federal Reserve to pivot to a tightening stance late in the year, leading to a spike in U.S. Treasury yields and a repricing of risk, which weighed heavily on higher-valuation, higher-growth stocks. Throughout the first half of 2022, these pressures persisted, exacerbated by the Russian invasion of Ukraine and COVID-19 lockdowns in China, leading to widespread concerns around global growth and the worst first-half performance for the S&P 500 Index in over 50 years.
The strategy’s underperformance during the period reflects this repricing of risk and a small number of fundamental disappointments. Holdings in information technology (IT) and communication services were the largest detractors. Specifically, Shopify, Inc., Netflix, Inc., and Snap, Inc. released disappointing results, with elevated uncertainty around their growth outlooks. Shopify and Snap were sold during the period. In addition, Alphabet, Inc. and Amazon.com, Inc. were among the top detractors.
Several of our positions in healthcare added value over the fiscal year, benefiting in part from the relative defensiveness of the sector, but also reflecting positive trends for a number of the portfolio’s holdings. Eli Lilly & Company and UnitedHealth Group, Inc. were top absolute and relative performers during the period. We view UnitedHealth Group, the largest healthcare benefit plan provider in the United States, as a quality compounder with limited macroeconomic exposure and expect the company can deliver mid-teens earnings growth for the next few years, a positive outlook that we don't believe is reflected in the stock price. Eli Lilly is a diversified biopharmaceutical company with core franchises in diabetes, immunology, neurodegeneration, and oncology. The company’s product pipeline and R&D plans lead us to expect significant growth in revenues and earnings, driven largely by new treatments for diabetes and the potential for use in treatment of obesity.
We made adjustments to the portfolio during the period in response to elevated risk and lower growth expectations. That said, secular growth remains the driving force behind our holdings. Specifically, we reduced positions in companies that benefited disproportionately from the pandemic, as well as social media and select consumer names, and added to more economically defensive positions in sectors like healthcare.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Fund Class 1	-31.48	12.21	14.26	77.88	279.19
Capital Appreciation Fund Class NAV	-31.44	12.26	14.31	78.29	280.80
Russell 1000 Growth Index	-19.06	14.78	15.09	99.21	307.83
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Capital Appreciation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Russell 1000 Growth Index tracks the performance of publicly traded large-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class 1	Class NAV
Gross (%)	0.79	0.74
Net (%)	0.78	0.73

Capital Appreciation Value Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term capital appreciation. Common stocks typically constitute at least 50% of the fund’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Portfolio Composition (% of net assets)
Common stocks	60.0
Term loans	14.3
U.S. Government	7.9
Corporate bonds	7.2
Preferred securities	0.5
Convertible bonds	0.2
Short-term investments and other	9.9

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended August 31, 2022, the Capital Appreciation Value Fund Class NAV shares declined 7.56% and the S&P 500 Index declined 11.23%.
Environment  ►  Overall, U.S. stocks generated negative returns for the 12-month period ended August 31, 2022, as major indexes declined amid heightened volatility. At the start of the period, investors were generally optimistic as the economy continued to recover from the pandemic-induced downturn and corporate earnings growth remained strong. Sentiment was also buoyed by the passage of bipartisan federal infrastructure spending legislation in mid-November. However, the spread of the coronavirus variants and growing expectations that the U.S. Federal Reserve (Fed) would soon begin to taper its monthly asset purchases periodically weighed on the market in late 2021. This volatility gave way to a broad sell-off, as stocks have declined considerably through period end. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices, and the Fed’s interest rate increases that started in mid-March. Market participants were also concerned about inflation’s impact on consumer spending and corporate profits, particularly as some high-profile companies and major retailers disappointed with their financial results or projections.
In this environment, the S&P 500 Index generated double-digit losses. Sector performance was mixed, with the energy sector leading the way with extraordinary gains. Traditionally defensive sectors such as utilities and consumer staples also fared well. Conversely, the communication services and consumer discretionary sectors posted the steepest declines.
From an asset class perspective, the fund’s underlying equity holdings declined but slightly underperformed the S&P 500 Index. The fund’s bond holdings also declined but significantly outperformed the Bloomberg U.S. Aggregate Bond Index.
Among equities, the communication services sector was the top contributor due to a favorable underweight allocation and stock selection. Stock picks in the financials sector also added value over the period, driven primarily by the fund's position in global insurance brokerage firm Marsh and McLennan Companies, Inc., which outpaced sector peers.
An underweight allocation to the energy sector was the most notable detractor. The industrials and business services sector also hurt relative performance due to stock picks, driven by our position in industrial conglomerate General Electric Company. Pandemic-induced weakness in air travel and rising input costs from inflation weighed on the company’s share price. The fund's covered call strategy detracted from the fund's return on an absolute basis.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Value Fund Class NAV	-7.56	10.14	11.24	62.04	190.05
S&P 500 Index	-11.23	11.82	13.08	74.86	241.73
Blended Index	-11.07	7.53	8.49	43.74	125.86
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Capital Appreciation Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.86
Net (%)	0.85

Core Bond Fund
Subadvisor: Allspring Global Investments, LLC (formerly Wells Capital Management, Incorporated)
Portfolio Managers: Maulik Bhansali, CFA, Jarad Vasquez

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks total return consisting of income and capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of total investments)
U.S. Government	27.2
Corporate bonds	24.3
U.S. Government Agency	24.0
Asset backed securities	9.4
Collateralized mortgage obligations	8.8
Foreign government obligations	0.7
Municipal bonds	0.2
Short-term investments	5.4

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2022, the Core Bond Fund Class NAV shares declined 12.30% and the Bloomberg U.S. Aggregate Bond Index declined 11.52%.
Environment  ►  Sector positioning in agency mortgage-backed securities (MBS), particularly a sector underweight during the period, was a key contributor to relative performance. In addition, an underweight position in commercial mortgage-backed securities (CMBS) was a small contributor. On the other hand, the fund's positioning in the credit and asset-backed securities sectors detracted from performance as spreads widened during the 12 month period.
Security selection overall detracted from relative performance. Selection in credit was negative, particularly within the U.S. banks, technology, insurance, and consumer sectors. Within the ABS sector, security selection within non-qualifying mortgages (residential mortgage-backed securities) and student loan ABS detracted. Finally, security selection within collateralized mortgage obligations detracted from relative performance.
We maintained the fund's largest overweight in ABS, seeing value in high-quality segments of the market.
We modestly decreased the fund's overweight in credit as a lighter primary calendar and intra-month spread tightening created opportunities to reduce exposure ahead of an expected busy primary market in September. We continued to underweight agency MBS as broad valuations remain challenging in the current elevated volatility environment. We remained lightly positioned in CMBS, favoring other credit-related sectors.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Core Bond Fund Class 1	-12.33	0.22	1.20	1.13	12.64
Core Bond Fund Class NAV	-12.30	0.28	1.25	1.38	13.22
Bloomberg U.S. Aggregate Bond Index	-11.52	0.52	1.35	2.62	14.36
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Core Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class 1	Class NAV
Gross (%)	0.67	0.62
Net (%)	0.66	0.61

Health Sciences Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri, MD, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to healthcare, medicine, or the life sciences.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Industry Composition (% of net assets)
Biotechnology	26.9
Health care providers and services	20.7
Life sciences tools and services	16.8
Health care equipment and supplies	16.5
Pharmaceuticals	15.9
Health care technology	1.7
Industrial conglomerates	0.3
Specialty retail	0.2
Electronic equipment, instruments and components	0.1
Capital markets	0.1
Chemicals	0.1
Short-term investments and other	0.7

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended August 31, 2022, the Health Sciences Fund Class NAV shares declined 19.99%, and the Lipper Health/Biotechnology Index declined 20.78%.
Environment  ►  Equity markets generated losses in the 12-month period through August 31, 2022. Several indexes reached new highs as U.S. stocks advanced in the fourth quarter of 2021, but markets reversed course in the new year. Elevated inflation and the U.S. Federal Reserve’s aggressive action to combat price increases, along with the Russian invasion of Ukraine, weighed on equities, sending U.S. stocks into a correction and putting the economy on the brink of recession. Within the Lipper Health/Biotechnology Index, subsector performance was largely negative. The products and devices, biotechnology, and life sciences subsectors all posted double-digit losses for the period, and services also lost ground. The pharmaceuticals subsector was the only group to register a gain for the year.
Services was the largest relative performance contributor as our overweight exposure to the subsector benefited relative results. Services was the second-best-performing subsector in the benchmark during the period, mainly due to the managed care industry. With pandemic headwinds declining precipitously and political overhangs abating, managed care stocks broadly outperformed. Additionally, these largely domestic-oriented businesses have demonstrated the ability to adjust price and/or benefits in response to cost inflation, which investors have appreciated.
Stock selection within pharmaceuticals along with an overweight allocation to the subsector also added value. Shares of Eli Lilly & Company surged in mid-May, when the U.S. Food and Drug Administration approved tirzepatide, the company’s once-weekly injection to improve blood sugar control in adults with type 2 diabetes. The company subsequently announced positive details of a phase 3 trial for tirzepatide to treat obesity, which could be a significant market opportunity.
Alternatively, the life sciences subsector hurt relative returns due largely to security choices, although an overweight allocation also detracted. Shares of Pacific Biosciences of California, Inc. declined throughout the period as consecutive quarterly earnings reports underwhelmed the market with lackluster sales figures and multiple guidance reductions.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Health Sciences Fund Class NAV (began 9/30/11)	-19.99	9.38	14.72	56.56	294.73
S&P 500 Index	-11.23	11.82	13.08	74.86	241.73
Lipper Health/Biotechnology Index	-20.78	7.67	13.47	44.72	253.94
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Health Sciences Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Health/Biotechnology Index tracks the largest mutual funds within the health biotechnology category.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.96
Net (%)	0.95

High Yield Fund
Subadvisor: Western Asset Management Company, LLC
Portfolio Managers: Michael C. Buchanan, CFA, Walter E. Kilcullen, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	81.6
Asset backed securities	7.2
Term loans	5.7
Convertible bonds	1.1
Preferred securities	0.7
Foreign government obligations	0.7
Common stocks	0.7
Short-term investments and other	2.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2022, the High Yield Fund Class 1 shares declined 12.21% and the Bloomberg U.S. High Yield 2% Issuer Capped Index declined 10.61%.
Environment  ►  Within the high-yield market, spreads continued to widen during the 1-year period ended August 31, 2022. High quality outperformed the index while lower quality underperformed the index over the period. High yield valuations improved meaningfully from last fiscal year as interest rates and spreads increased.
Industry allocation aided relative performance due to exposure in the non-agency, transportation, non-cyclical consumer and consumer cyclical sectors.
Issue selection was the largest detractor from relative returns largely due to issuer tilts within the capital goods and consumer cyclical sectors while selection in industrial and technology helped performance. Opportunistic allocation to investment grade contributed to relative performance however the total exposure to lower quality offset the gain.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-22 (%)	1-year	5-year	10-year	5-year	10-year
High Yield Fund Class 1	-12.21	2.13	3.68	11.13	43.49
Bloomberg U.S. High Yield 2% Issuer Capped Index	-10.61	2.57	4.50	13.52	55.35
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the High Yield Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Bloomberg U.S. High Yield 2% Issuer Capped Index, formerly known as Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index, tracks the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with exposure of each issuer capped at 2%.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class 1
Gross (%)	0.84
Net (%)	0.83

International Strategic Equity Allocation Fund
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nathan W. Thooft, CFA, Matthew Murphy, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks capital appreciation. The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of any market capitalization, including futures on indexes of equity securities. The fund invests primarily in foreign securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	19.8
Industrials	11.1
Consumer discretionary	10.8
Information technology	9.1
Consumer staples	9.0
Health care	8.9
Materials	8.1
Energy	7.0
Communication services	5.8
Utilities	3.3
Real estate	2.2
Short-term investments and other	4.9

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2022, the International Strategic Equity Allocation Fund Class NAV shares declined 21.25% and the MSCI All Country World ex USA Index declined 19.52%.
Environment  ►  Driven by a challenging market environment, the fund produced negative absolute returns and underperformed its respective benchmark. The underperformance was driven by our country rotation strategy in both emerging and developed markets.
Some elements of the fund’s positioning contributed positively. Most notably, an overweight in Canada, which benefited from its energy heavy economy. Additionally, an underweight to the Netherlands boosted returns.
Underperformance was largely driven by an overweight in a number of emerging-market countries and a subsequent underweight in developed-market countries. From a country selection perspective, an underweight in Japan and an overweight in United Kingdom hurt returns. Within emerging markets, an underweight in Saudi Arabia and an overweight in Russia weighed on returns.
Country positioning in this strategy is determined by our tactical allocation, which is driven by a number of technical factors, fundamentals, sentiment, and our economic outlook. Driven by these factors, at period end, the fund was overweight in United Kingdom and Canada, and underweight in Japan.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-22 (%)	1-year	5-year	Since inception	5-year	Since inception
International Strategic Equity Allocation Fund Class NAV (began 10/17/16)	-21.25	0.51	3.34	2.58	21.31
MSCI ACWI ex USA Index	-19.52	1.67	4.54	8.64	29.80
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the International Strategic Equity Allocation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The MSCI All Country World (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.72
Net (%)	0.71

Mid Value Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Vincent DeAugustino, CFA. Effective June 1, 2022, Vincent DeAugustino, CFA, replaced David J. Wallack.

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the S&P MidCap 400 Index or the Russell Midcap Value Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	17.8
Health care	12.7
Industrials	10.7
Energy	8.2
Materials	8.0
Consumer staples	7.9
Real estate	6.2
Consumer discretionary	5.9
Communication services	5.7
Utilities	5.5
Information technology	4.8
Short-term investments and other	6.6

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended August 31, 2022, the Mid Value Fund Class NAV shares declined 1.38% and the Russell Midcap Value Index declined 7.80%.
Environment  ►  U.S. stocks broadly struggled during the 12 months ended August 31, 2022, as climbing valuations at the end of 2021 due to favorable U.S. Federal Reserve (Fed) policy and post-pandemic optimism turned and multiple sell-offs pulled down the market.
As 2021 wound down, the spread of the Omicron variant of the coronavirus and growing expectations that the Fed could soon begin to taper its monthly asset purchases periodically weighed on the market. Stocks declined considerably in the first half of 2022, and the S&P 500 Index posted its worst first-half return in over five decades. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices, and Fed interest rate increases starting in mid-March. Investors were also concerned about inflation’s impact on consumer spending and corporate profits, particularly as some high-profile companies and major retailers disappointed with their financial results or projections in the first half of the year.
Despite these headwinds, the market enjoyed a mid-summer rally as some second-quarter corporate earnings reports were better than expected and measures of inflation, such as the Consumer Price Index, retreated from recent peaks. Those gains proved short-lived after central bank officials signaled a willingness to risk a recession by raising rates and keeping them elevated in an effort to bring down inflation.
Over the 12-month period, large-cap stocks outperformed mid-cap and small-cap stocks, according to various Russell indexes. Value significantly outperformed growth in all market capitalizations.
Favorable sector allocations drove the portfolio’s outperformance during the period. An overweight position in the energy sector contributed significantly to relative performance as volatility in global energy markets, thanks to Russia’s invasion of Ukraine as well as inflation, caused energy prices to rise. Adverse stock picks pulled back some gains within the sector. Additionally, an underweight in the consumer discretionary sector contributed to relative performance in the period. Within the consumer staples sector, the portfolio’s stock picks and overweight position drove relative outperformance, particularly within the food products industry.
Stock picks within financials sectors detracted from relative returns during the period as the impacts of central bank policies created difficulties for companies with exposure to rising interest rates. The portfolio’s holdings in the insurance and capital markets industries particularly weighed on relative performance. An overweight position in the health care sector also detracted from relative returns, with the health care equipment and supplies industry lagging during the period.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-22 (%)	1-year	5-year	10-year	5-year	10-year
Mid Value Fund Class NAV	-1.38	7.74	10.60	45.20	173.86
Russell Midcap Value Index	-7.80	7.49	10.81	43.51	179.01
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Mid Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Russell Midcap Value Index tracks the performance of publicly traded mid-cap companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.92
Net (%)	0.91

Science & Technology Fund
Subadvisor: T. Rowe Price Associates, Inc. Effective June 23, 2022, T. Rowe Price Associates, Inc. became the sole subadvisor to the fund and Allianz Global Investors U.S. LLC no longer served as subadvisor.
Portfolio Manager: Ken Allen

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term growth of capital. Current income is incidental to the fund’s objective. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to beneﬁt from the development, advancement, and/or use of science and technology.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	46.2
Consumer discretionary	30.5
Communication services	16.6
Real estate	0.8
Health care	0.5
Short-term investments and other	5.4

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended August 31, 2022, the Science & Technology Fund Class NAV shares declined 33.02% and the Lipper Science and Technology Index declined 29.27%.
Environment  ►  Overall, U.S. stocks declined during the 12-month period ended August 31, 2022. Investors remained optimistic at the beginning of the period as the economy continued to recover and corporate earnings growth remained strong. Sentiment was also buoyed by the passage of bipartisan federal infrastructure spending legislation in mid-November. However, the spread of the Delta and Omicron variants of the coronavirus and growing expectations that the U.S. Federal Reserve could soon begin to taper its monthly asset purchases periodically weighed on the market in late 2021.
Stock selection in internet detracted from relative performance as the subsector posted double-digit losses and lagged the broader index. Shares of
European online fashion marketplace Zalando SE slumped on weakening in consumer spending in its core markets. VK Company, Ltd., a leading Russian online communications company, saw its share price collapse after Russia invaded Ukraine and Western countries began imposing economic and financial sanctions on Russia. Soon thereafter, U.S. exchanges halted the trading of Russian stocks and the Moscow Exchange shut down. In the software space, stock selection caused additional underperformance. Shares of Zoom Video Communications, Inc. declined during much of the period on investor and analyst concerns about the company’s slowing growth.
An overweight position in semiconductors added to relative results as the subsector declined but fared better than the broader index during the period.
In addition, the fund’s lack of exposure to financial services contributed to relative returns as the subsector underperformed the broader index. In particular, not owning PayPal Holdings, Inc., a leader in digital payments, added value. Shares declined during much of the period as the company reported a string of mixed or weak quarterly results and disappointing outlooks.
An underweight position in health care was beneficial as the subsector underperformed the broader index during the year.
Stock selection in hardware proved beneficial for relative returns as well. The fund’s overweight in Pure Storage, Inc., a software company that provides enterprise-wide data storage solutions, added to relative returns. Not including streaming TV platform Roku, Inc. in the fund benefited relative performance. Its stock price was driven down after reporting weak revenue growth and earnings guidance that was well below analysts’ expectations.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-22 (%)	1-year	5-year	Since inception	5-year	Since inception
Science & Technology Fund Class NAV (began 2/14/13)	-33.02	11.65	15.40	73.50	292.46
S&P 500 Index	-11.23	11.82	12.69	74.86	212.88
Lipper Science and Technology Index	-29.27	13.02	15.35	84.37	290.79
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Science & Technology Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	1.02
Net (%)	1.01

U.S. Sector Rotation Fund
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nathan W. Thooft, CFA, and Matthew Murphy, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks capital appreciation. The fund seeks to achieve its objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities of any market capitalization, including futures on indexes of equity securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	22.5
Health care	12.3
Financials	10.9
Consumer discretionary	10.7
Consumer staples	9.5
Industrials	8.5
Communication services	6.9
Utilities	4.7
Energy	4.4
Real estate	2.6
Materials	2.3
Short-term investments and other	4.7

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2022, the U.S. Sector Rotation Fund Class NAV shares declined 12.17% and the S&P 500 Index declined 11.23%.
Environment  ►  Overall, U.S. stocks generated negative returns for the 12-month period ended August 31, 2022, as major indexes declined amid heightened volatility. At the start of the period, investors were generally optimistic as the economy continued to recover from the pandemic-induced downturn and corporate earnings growth remained strong. Sentiment was also buoyed by the passage of bipartisan federal infrastructure spending legislation in mid-November. However, the spread of the coronavirus variants and growing expectations that the U.S. Federal Reserve (Fed) would soon begin to taper its monthly asset purchases periodically weighed on the market in late 2021. This volatility gave way to a broad sell-off, as stocks have declined considerably through period end. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices, and the Fed’s interest rate increases that started in mid-March.
Driven by a challenging market environment, the portfolio produced negative absolute returns and trailed its respective benchmark. The underperformance was driven by selection across a variety of sectors, with energy being a large detractor.
A number of allocations in the portfolio contributed positively. Most notably, an overweight to communication services and within that sector, an overweight in the Interactive Media & Services Industry. Timing also helped this positioning, despite the sector’s poor performance across the full period. Additionally, an underweight in the utilities sector helped returns.
Conversely, some positioning detracted from returns. These included most notably an underweight in the health care sector and an overweight in the financials sector. Within these sectors, the overweights in the banks and diversified financial services were the largest drags on performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-22 (%)	1-year	5-year	Since inception	5-year	Since inception
U.S. Sector Rotation Fund Class NAV (began 9/26/16)	-12.17	10.70	11.72	66.25	92.99
S&P 500 Index	-11.23	11.82	12.74	74.86	103.62
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the U.S. Sector Rotation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.67
Net (%)	0.66

John Hancock Funds II
Shareholder expense example

As a shareholder of John Hancock Funds II, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2022 through August 31, 2022).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio
Capital Appreciation Fund
Class 1	Actual expenses/actual returns	$1,000.00	$833.50	$3.70	0.80%
	Hypothetical example	1,000.00	1,021.20	4.08	0.80%
Class NAV	Actual expenses/actual returns	1,000.00	833.30	3.47	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Capital Appreciation Value Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$937.90	$4.05	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%
Core Bond Fund
Class 1	Actual expenses/actual returns	$1,000.00	$917.70	$3.19	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Class NAV	Actual expenses/actual returns	1,000.00	917.80	2.95	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Health Sciences Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$961.50	$4.65	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
High Yield Fund
Class 1	Actual expenses/actual returns	$1,000.00	$903.70	$4.08	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
International Strategic Equity Allocation Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$854.90	$2.66	0.57%
	Hypothetical example	1,000.00	1,022.30	2.91	0.57%
Mid Value Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$921.40	$4.26	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Science & Technology Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$807.00	$4.74	1.04%
	Hypothetical example	1,000.00	1,020.00	5.30	1.04%

John Hancock Funds II
Shareholder expense example

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio
U.S. Sector Rotation Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$903.90	$2.50	0.52%
	Hypothetical example	1,000.00	1,022.60	2.65	0.52%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Capital Appreciation Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 98.9%
Communication services – 8.6%
Entertainment – 1.0%
Netflix, Inc. (A)	32,552	$7,277,325
ROBLOX Corp., Class A (A)	170,792	6,679,675
		13,957,000
Interactive media and services – 7.6%
Alphabet, Inc., Class A (A)	390,619	42,272,788
Alphabet, Inc., Class C (A)	376,219	41,064,304
Meta Platforms, Inc., Class A (A)	85,910	13,997,316
ZoomInfo Technologies, Inc. (A)	176,896	8,034,616
		105,369,024
		119,326,024
Consumer discretionary – 29.0%
Automobiles – 7.9%
Tesla, Inc. (A)	397,821	109,643,445
Hotels, restaurants and leisure – 4.1%
Airbnb, Inc., Class A (A)	138,331	15,648,003
Chipotle Mexican Grill, Inc. (A)	10,678	17,050,630
Marriott International, Inc., Class A	108,397	16,664,955
McDonald's Corp.	26,706	6,737,390
		56,100,978
Internet and direct marketing retail – 7.7%
Amazon.com, Inc. (A)	708,728	89,845,449
MercadoLibre, Inc. (A)	20,316	17,377,494
		107,222,943
Multiline retail – 0.5%
Target Corp.	44,967	7,210,009
Specialty retail – 3.8%
O'Reilly Automotive, Inc. (A)	19,250	13,419,560
The Home Depot, Inc.	74,606	21,517,863
The TJX Companies, Inc.	279,904	17,452,014
		52,389,437
Textiles, apparel and luxury goods – 5.0%
Lululemon Athletica, Inc. (A)	61,879	18,561,225
LVMH Moet Hennessy Louis Vuitton SE	54,129	34,927,645
NIKE, Inc., Class B	148,559	15,814,106
		69,302,976
		401,869,788
Consumer staples – 4.6%
Food and staples retailing – 2.4%
Costco Wholesale Corp.	64,726	33,793,445
Personal products – 2.2%
The Estee Lauder Companies, Inc., Class A	120,652	30,691,456
		64,484,901
Energy – 1.4%
Energy equipment and services – 1.4%
Schlumberger NV	505,438	19,282,460
Financials – 3.6%
Capital markets – 3.6%
KKR & Company, Inc.	258,822	13,086,040
S&P Global, Inc.	50,956	17,945,684
The Goldman Sachs Group, Inc.	55,633	18,507,430
		49,539,154
Health care – 11.7%
Biotechnology – 1.1%
Vertex Pharmaceuticals, Inc. (A)	56,598	15,947,052
Health care equipment and supplies – 2.1%
Abbott Laboratories	124,696	12,800,044
DexCom, Inc. (A)	97,616	8,025,011
Capital Appreciation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Intuitive Surgical, Inc. (A)	39,094	$8,043,200
		28,868,255
Health care providers and services – 2.2%
UnitedHealth Group, Inc.	58,678	30,473,246
Life sciences tools and services – 2.0%
Danaher Corp.	100,427	27,106,252
Pharmaceuticals – 4.3%
Eli Lilly & Company	139,586	42,047,491
Novo Nordisk A/S, ADR	165,938	17,606,022
		59,653,513
		162,048,318
Industrials – 1.7%
Road and rail – 1.7%
Uber Technologies, Inc. (A)	834,004	23,985,955
Information technology – 36.7%
IT services – 9.1%
Adyen NV (A)(B)	15,533	23,969,665
Mastercard, Inc., Class A	118,064	38,296,420
Snowflake, Inc., Class A (A)	97,645	17,668,863
Visa, Inc., Class A	231,954	46,091,579
		126,026,527
Semiconductors and semiconductor equipment – 5.8%
ASML Holding NV, NYRS	28,734	14,077,936
Broadcom, Inc.	50,877	25,393,219
NVIDIA Corp.	268,765	40,567,389
		80,038,544
Software – 14.7%
Adobe, Inc. (A)	59,160	22,092,710
Atlassian Corp. PLC, Class A (A)	87,635	21,703,684
Crowdstrike Holdings, Inc., Class A (A)	131,071	23,934,875
HubSpot, Inc. (A)	18,604	6,270,292
Microsoft Corp.	304,598	79,643,239
salesforce.com, Inc. (A)	226,533	35,366,332
The Trade Desk, Inc., Class A (A)	234,767	14,719,891
		203,731,023
Technology hardware, storage and peripherals – 7.1%
Apple, Inc.	626,512	98,500,217
		508,296,311
Real estate – 1.6%
Equity real estate investment trusts – 1.6%
American Tower Corp.	85,194	21,643,536
TOTAL COMMON STOCKS (Cost $724,978,562)		$1,370,476,447
SHORT-TERM INVESTMENTS – 1.2%
Short-term funds – 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (C)	16,540,055	16,540,055
TOTAL SHORT-TERM INVESTMENTS (Cost $16,540,055)		$16,540,055
Total Investments (Capital Appreciation Fund) (Cost $741,518,617) – 100.1%		$1,387,016,502
Other assets and liabilities, net – (0.1%)		(1,014,052)
TOTAL NET ASSETS – 100.0%		$1,386,002,450
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.	15

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Capital Appreciation Fund (continued)
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 8-31-22.
Capital Appreciation Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 60.0%
Communication services – 3.2%
Interactive media and services – 3.2%
Alphabet, Inc., Class A (A)(B)	143,160	$15,492,775
Alphabet, Inc., Class C (B)	166,020	18,121,083
Meta Platforms, Inc., Class A (B)	40,548	6,606,486
		40,220,344
Consumer discretionary – 5.8%
Hotels, restaurants and leisure – 3.3%
Starbucks Corp. (A)	101,997	8,574,888
Yum! Brands, Inc. (A)	290,335	32,296,865
		40,871,753
Internet and direct marketing retail – 2.5%
Amazon.com, Inc. (A)(B)	247,234	31,341,854
		72,213,607
Consumer staples – 0.7%
Beverages – 0.7%
Keurig Dr. Pepper, Inc.	226,650	8,639,898
Energy – 0.6%
Oil, gas and consumable fuels – 0.6%
EOG Resources, Inc.	21,400	2,595,820
Pioneer Natural Resources Company	16,896	4,278,405
		6,874,225
Financials – 5.8%
Banks – 2.6%
The PNC Financial Services Group, Inc.	205,388	32,451,304
Capital markets – 2.2%
Intercontinental Exchange, Inc.	125,429	12,649,515
MSCI, Inc.	18,002	8,087,218
S&P Global, Inc.	20,331	7,160,172
		27,896,905
Insurance – 1.0%
Marsh & McLennan Companies, Inc.	76,971	12,420,810
		72,769,019
Health care – 13.1%
Health care equipment and supplies – 3.6%
Alcon, Inc.	116,986	7,702,703
Becton, Dickinson and Company (A)	98,720	24,918,902
Embecta Corp. (A)	1,400	44,688
Hologic, Inc. (B)	18,000	1,216,080
Teleflex, Inc.	52,736	11,932,047
		45,814,420
Health care providers and services – 2.1%
Humana, Inc.	4,500	2,168,010
UnitedHealth Group, Inc.	46,508	24,153,000
		26,321,010
Life sciences tools and services – 6.9%
Avantor, Inc. (B)	162,663	4,051,935
Danaher Corp.	101,526	27,402,883
PerkinElmer, Inc.	203,273	27,454,051
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Thermo Fisher Scientific, Inc.	49,560	$27,026,059
		85,934,928
Pharmaceuticals – 0.5%
Catalent, Inc. (B)	75,579	6,650,952
		164,721,310
Industrials – 9.6%
Commercial services and supplies – 1.7%
Aurora Innovation, Inc. (B)(C)	933,270	1,997,198
Waste Connections, Inc.	139,409	19,402,945
		21,400,143
Industrial conglomerates – 2.0%
General Electric Company (A)	350,750	25,759,080
Machinery – 4.4%
Fortive Corp.	495,391	31,373,112
Ingersoll Rand, Inc.	501,200	23,741,844
		55,114,956
Professional services – 1.5%
TransUnion	249,284	18,414,609
		120,688,788
Information technology – 19.9%
Electronic equipment, instruments and components – 3.4%
TE Connectivity, Ltd.	251,703	31,767,436
Teledyne Technologies, Inc. (B)	28,358	10,445,953
		42,213,389
IT services – 1.2%
Mastercard, Inc., Class A	22,885	7,423,207
Visa, Inc., Class A	37,110	7,374,128
		14,797,335
Semiconductors and semiconductor equipment – 4.0%
NVIDIA Corp.	38,528	5,815,416
NXP Semiconductors NV	132,642	21,830,220
Texas Instruments, Inc.	137,121	22,653,760
		50,299,396
Software – 8.1%
Black Knight, Inc. (B)	11,086	733,450
Microsoft Corp. (A)	268,542	70,215,675
Roper Technologies, Inc.	47,951	19,304,114
salesforce.com, Inc. (B)	70,810	11,054,857
		101,308,096
Technology hardware, storage and peripherals – 3.2%
Apple, Inc.	255,417	40,156,661
		248,774,877
Utilities – 1.3%
Multi-utilities – 1.3%
Ameren Corp.	146,823	13,598,746
CMS Energy Corp.	23,335	1,576,046
Public Service Enterprise Group, Inc.	20,700	1,332,252
		16,507,044
TOTAL COMMON STOCKS (Cost $716,338,473)		$751,409,112
PREFERRED SECURITIES – 0.5%
Financials – 0.0%
Capital markets – 0.0%
The Charles Schwab Corp., 5.950%	8,000	199,920
Utilities – 0.5%
Electric utilities – 0.1%
SCE Trust IV, 5.375% (5.375% to 9-15-25, then 3 month LIBOR + 3.132%)	50,253	1,007,573

The accompanying notes are an integral part of the financial statements.	16

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Multi-utilities – 0.4%
CMS Energy Corp., 5.875%	92,155	$2,254,111
CMS Energy Corp., 5.875%	123,449	2,962,776
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	20,879	528,239
		5,745,126
		6,752,699
TOTAL PREFERRED SECURITIES (Cost $7,368,400)		$6,952,619
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 7.9%
U.S. Government – 7.9%
U.S. Treasury Notes
1.500%, 01/31/2027	$32,268,600	29,775,347
1.875%, 02/28/2027	47,240,900	44,293,880
2.500%, 03/31/2027	25,182,900	24,248,378
		98,317,605
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $102,769,791)		$98,317,605
CORPORATE BONDS - 7.2%
Communication services - 1.5%
Altice France Holding SA 10.500%, 05/15/2027 (D)	1,940,000	1,673,676
Arches Buyer, Inc. 4.250%, 06/01/2028 (D)	5,000	4,025
CCO Holdings LLC
5.000%, 02/01/2028 (D)	6,912,000	6,316,324
5.125%, 05/01/2027 (D)	6,970,000	6,615,889
5.500%, 05/01/2026 (D)	325,000	321,750
Lamar Media Corp.
3.625%, 01/15/2031	120,000	100,544
3.750%, 02/15/2028	695,000	623,325
Live Nation Entertainment, Inc. 4.875%, 11/01/2024 (D)	90,000	87,075
Photo Holdings Merger Sub, Inc. 8.500%, 10/01/2026 (D)	1,245,000	929,723
Sirius XM Radio, Inc. 5.000%, 08/01/2027 (D)	2,010,000	1,892,174
Twitter, Inc. 5.000%, 03/01/2030 (D)	420,000	395,785
		18,960,290
Consumer discretionary - 2.3%
Cedar Fair LP
5.250%, 07/15/2029	2,080,000	1,893,466
5.375%, 04/15/2027	2,105,000	1,986,068
5.500%, 05/01/2025 (D)	1,190,000	1,167,277
6.500%, 10/01/2028	2,070,000	2,025,590
Clarios Global LP
6.250%, 05/15/2026 (D)	689,000	681,345
6.750%, 05/15/2025 (D)	539,000	536,216
8.500%, 05/15/2027 (D)	1,465,000	1,439,509
Hilton Domestic Operating Company, Inc.
3.625%, 02/15/2032 (D)	205,000	165,500
4.000%, 05/01/2031 (D)	105,000	88,741
5.375%, 05/01/2025 (D)	100,000	99,135
Hilton Worldwide Finance LLC 4.875%, 04/01/2027	50,000	47,750
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, 06/01/2027 (D)	3,513,000	3,371,338
Life Time, Inc. 5.750%, 01/15/2026 (D)	1,560,000	1,404,936
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (D)	$5,138,000	$4,929,693
5.500%, 04/15/2027 (D)	3,022,000	2,771,159
Six Flags Theme Parks, Inc. 7.000%, 07/01/2025 (D)	1,069,000	1,080,401
Yum! Brands, Inc.
3.625%, 03/15/2031	477,000	401,729
4.625%, 01/31/2032	1,031,000	910,858
4.750%, 01/15/2030 (D)	420,000	382,725
5.350%, 11/01/2043	1,834,000	1,586,410
5.375%, 04/01/2032	1,120,000	1,030,954
6.875%, 11/15/2037	925,000	971,931
		28,972,731
Financials - 1.5%
Acrisure LLC 7.000%, 11/15/2025 (D)	2,600,000	2,450,006
Alliant Holdings Intermediate LLC
4.250%, 10/15/2027 (D)	375,000	337,789
5.875%, 11/01/2029 (D)	609,000	523,837
6.750%, 10/15/2027 (D)	1,466,000	1,331,568
AmWINS Group, Inc. 4.875%, 06/30/2029 (D)	570,000	495,915
HUB International, Ltd.
5.625%, 12/01/2029 (D)	445,000	389,220
7.000%, 05/01/2026 (D)	8,325,000	8,156,460
MSCI, Inc.
3.250%, 08/15/2033 (D)	40,000	31,748
3.625%, 09/01/2030 to 11/01/2031 (D)	685,000	579,785
3.875%, 02/15/2031 (D)	10,000	8,569
4.000%, 11/15/2029 (D)	250,000	222,528
Ryan Specialty Group LLC 4.375%, 02/01/2030 (D)	80,000	72,100
State Street Corp. 5.426%, (3 month LIBOR + 3.597%), 12/15/2022 (E)(F)	517,000	511,914
USI, Inc. 6.875%, 05/01/2025 (D)	3,576,000	3,502,263
		18,613,702
Health care - 0.6%
Avantor Funding, Inc.
3.875%, 11/01/2029 (D)	210,000	181,688
4.625%, 07/15/2028 (D)	1,888,000	1,717,853
Catalent Pharma Solutions, Inc.
3.125%, 02/15/2029 (D)	600,000	497,425
3.500%, 04/01/2030 (D)	320,000	263,554
5.000%, 07/15/2027 (D)	145,000	136,783
Hadrian Merger Sub, Inc. 8.500%, 05/01/2026 (D)	1,686,000	1,605,915
Hologic, Inc. 3.250%, 02/15/2029 (D)	220,000	187,540
IQVIA, Inc. 5.000%, 05/15/2027 (D)	950,000	918,071
Surgery Center Holdings, Inc. 10.000%, 04/15/2027 (D)	1,376,000	1,377,004
Teleflex, Inc.
4.250%, 06/01/2028 (D)	145,000	131,739
4.625%, 11/15/2027	952,000	891,129
		7,908,701
Industrials - 1.0%
Booz Allen Hamilton, Inc. 3.875%, 09/01/2028 (D)	235,000	209,033
CoreLogic, Inc. 4.500%, 05/01/2028 (D)	325,000	255,938

The accompanying notes are an integral part of the financial statements.	17

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Delta Air Lines, Inc. 4.750%, 10/20/2028 (D)	$925,000	$883,685
General Electric Company 5.159%, (3 month LIBOR + 3.330%), 12/15/2022 (E)(F)	3,841,000	3,632,626
Howmet Aerospace, Inc. 3.000%, 01/15/2029	490,000	413,562
Korn Ferry 4.625%, 12/15/2027 (D)	480,000	444,581
Lennox International, Inc. 3.000%, 11/15/2023	510,000	502,460
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (D)	1,425,000	1,428,563
Sensata Technologies BV
4.000%, 04/15/2029 (D)	600,000	518,010
5.000%, 10/01/2025 (D)	700,000	685,314
5.625%, 11/01/2024 (D)	415,000	416,758
Sensata Technologies, Inc. 3.750%, 02/15/2031 (D)	245,000	202,388
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/2027 (D)	275,000	250,250
TransDigm UK Holdings PLC 6.875%, 05/15/2026	350,000	337,952
TransDigm, Inc.
5.500%, 11/15/2027	325,000	292,468
6.250%, 03/15/2026 (D)	325,000	319,313
6.375%, 06/15/2026	145,000	139,200
United Airlines 2012-1 Class A Pass Through Trust 4.150%, 04/11/2024	740,852	717,252
US Airways 2010-1 Class A Pass Through Trust 6.250%, 04/22/2023	28,985	28,857
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/2025	130,756	117,705
US Airways 2013-1 Class A Pass Through Trust 3.950%, 11/15/2025	309,566	272,887
		12,068,802
Information technology - 0.1%
Black Knight InfoServ LLC 3.625%, 09/01/2028 (D)	206,000	180,250
Clarivate Science Holdings Corp.
3.875%, 07/01/2028 (D)	299,000	255,945
4.875%, 07/01/2029 (D)	220,000	181,852
Gartner, Inc.
3.625%, 06/15/2029 (D)	245,000	210,700
3.750%, 10/01/2030 (D)	300,000	257,250
4.500%, 07/01/2028 (D)	165,000	152,287
Twilio, Inc. 3.625%, 03/15/2029	35,000	29,216
		1,267,500
Real estate - 0.1%
SBA Communications Corp.
3.125%, 02/01/2029	255,000	210,101
3.875%, 02/15/2027	960,000	873,866
		1,083,967
Utilities - 0.1%
NiSource, Inc. 5.650%, (5.650% to 6-15-23, then 5 Year CMT + 2.843%), 06/15/2023 (E)	1,525,000	1,418,250
TOTAL CORPORATE BONDS (Cost $94,853,066)		$90,293,943
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS - 0.2%
Communication services - 0.1%
Snap, Inc. 7.108%, 05/01/2027 (G)	$1,005,000	$726,113
Spotify USA, Inc. 5.866%, 03/15/2026 (G)	1,127,000	918,505
		1,644,618
Information technology - 0.1%
Shopify, Inc. 0.125%, 11/01/2025	669,000	569,319
TOTAL CONVERTIBLE BONDS (Cost $2,515,928)		$2,213,937
TERM LOANS (H) – 14.3%
Communication services – 0.6%
Arches Buyer, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%) 5.774%, 12/06/2027	711,685	670,913
Delta 2 Lux Sarl, 2018 USD Term Loan (1 month LIBOR + 2.500%) 5.024%, 02/01/2024	6,014,208	5,956,592
Eagle Broadband Investments LLC, Term Loan (3 month LIBOR + 3.000%) 5.313%, 11/12/2027	375,464	366,389
		6,993,894
Consumer discretionary – 0.6%
Cedar Fair LP, 2017 Term Loan B (1 month LIBOR + 1.750%) 4.274%, 04/13/2024	48,027	47,547
IRB Holding Corp., 2020 Term Loan B (1 month LIBOR + 2.750%) 5.274%, 02/05/2025	2,162,597	2,114,847
IRB Holding Corp., 2022 Term Loan B (1 month SOFR + 3.150%) 5.437%, 12/15/2027	2,249,348	2,172,960
Life Time, Inc., 2021 Term Loan B (3 month LIBOR + 4.750%) 7.820%, 12/16/2024	655,052	645,364
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B (1 month LIBOR + 3.000%) 5.563%, 08/25/2028	1,412,716	1,387,287
Woof Holdings, Inc., 1st Lien Term Loan (3 month LIBOR + 3.750%) 5.813%, 12/21/2027	607,313	589,093
		6,957,098
Consumer staples – 0.3%
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month LIBOR + 3.750%) 6.000%, 10/01/2026	3,824,657	3,678,861
Financials – 5.1%
Acrisure LLC, 2021 Incremental Term Loan B (1 month LIBOR + 3.750%) 6.274%, 02/15/2027	704,675	676,488
Alliant Holdings Intermediate LLC, 2018 Term Loan B (1 month LIBOR + 3.250%) 5.774%, 05/09/2025	4,224,268	4,135,812
Alliant Holdings Intermediate LLC, 2021 Term Loan B4 (1 month LIBOR + 3.500%) 5.877%, 11/06/2027	5,298,479	5,150,121
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%) 5.774%, 05/09/2025	1,874,428	1,833,040
Howden Group Holdings, Ltd., 2021 Term Loan B (1 month LIBOR + 3.250%) 5.813%, 11/12/2027	4,905,597	4,773,342

The accompanying notes are an integral part of the financial statements.	18

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (H)(continued)
Financials (continued)
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 3.000%) 5.766%, 04/25/2025	$21,052,717	20,587,873
HUB International, Ltd., 2021 Term Loan B (3 month LIBOR + 3.250%) 5.981%, 04/25/2025	13,534,647	13,313,355
Ryan Specialty Group LLC, Term Loan (1 month SOFR + 3.000%) 5.555%, 09/01/2027	1,013,012	997,817
USI, Inc., 2017 Repriced Term Loan (3 month LIBOR + 3.000%) 5.250%, 05/16/2024	8,245,354	8,140,556
USI, Inc., 2019 Incremental Term Loan B (3 month LIBOR + 3.250%) 5.500%, 12/02/2026	5,076,289	4,996,997
		64,605,401
Health care – 2.6%
ADMI Corp., 2021 Incremental Term Loan B3 (1 month LIBOR + 3.750%) 6.274%, 12/23/2027	3,042,013	2,838,593
ADMI Corp., 2021 Term Loan B2 (1 month LIBOR + 3.375%) 5.899%, 12/23/2027	1,866,375	1,716,729
athenahealth, Inc., 2022 Term Loan B (1 month SOFR + 3.500%) 5.800%, 02/15/2029	4,232,609	4,042,141
Eyecare Partners LLC, 2020 Term Loan (3 month LIBOR + 3.750%) 6.000%, 02/18/2027	253,073	234,905
Eyecare Partners LLC, 2021 Incremental Term Loan (3 month LIBOR + 3.750%) 6.000%, 11/15/2028	219,450	204,089
Heartland Dental LLC, 2018 1st Lien Term Loan (1 month LIBOR + 3.500%) 6.024%, 04/30/2025	5,792,665	5,529,563
Heartland Dental LLC, 2021 Incremental Term Loan (1 month LIBOR + 4.000%) 6.444%, 04/30/2025	574,771	549,745
Loire Finco Luxembourg Sarl, Term Loan (1 month LIBOR + 3.250%) 5.774%, 04/21/2027	3,029,859	2,901,090
Medline Borrower LP, USD Term Loan B (1 month LIBOR + 3.250%) 5.774%, 10/23/2028	10,847,813	10,330,589
Pacific Dental Services, Inc., 2021 Term Loan (1 month LIBOR + 3.500%) 5.877%, 05/05/2028	495,000	487,575
Pathway Vet Alliance LLC, 2021 Term Loan (3 month LIBOR + 3.750%) 6.000%, 03/31/2027	183,900	173,142
PetVet Care Centers LLC, 2018 1st Lien Term Loan (1 month LIBOR + 2.750%) 5.274%, 02/14/2025	353,087	338,523
PetVet Care Centers LLC, 2018 2nd Lien Term Loan (1 month LIBOR + 6.250%) 8.774%, 02/13/2026	25,000	24,188
PetVet Care Centers LLC, 2018 Incremental Term Loan (1 month LIBOR + 3.250%) 5.774%, 02/14/2025	1,092,436	1,050,563
PetVet Care Centers LLC, 2021 Term Loan B3 (1 month LIBOR + 3.500%) 6.024%, 02/14/2025	2,062,367	1,993,628
		32,415,063
Capital Appreciation Value Fund (continued)
		Shares or Principal Amount	Value
TERM LOANS (H)(continued)
Industrials – 1.6%
Camelot US Acquisition LLC, 2020 Incremental Term Loan B (1 month LIBOR + 3.000%) 5.524%, 10/30/2026		$2,813,605	2,736,231
CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%) 6.063%, 06/02/2028		2,510,011	2,149,197
Filtration Group Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.000%) 5.524%, 03/29/2025		1,453,341	1,426,773
Filtration Group Corp., 2018 EUR Term Loan (3 month EURIBOR + 3.500%) 3.500%, 03/29/2025	EUR	1,735,369	1,679,660
Filtration Group Corp., 2021 Incremental Term Loan (1 month LIBOR + 3.500%) 6.024%, 10/21/2028		$516,100	501,649
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 7.313%, 06/21/2027		6,225,000	6,313,520
SkyMiles IP, Ltd., 2020 Skymiles Term Loan B (3 month LIBOR + 3.750%) 6.460%, 10/20/2027		1,757,339	1,778,357
TK Elevator US Newco, Inc., Term Loan B (6 month LIBOR + 3.500%) 6.871%, 07/30/2027		4,097,428	3,971,965
			20,557,352
Information technology – 3.5%
Applied Systems, Inc., 2017 1st Lien Term Loan (3 month LIBOR + 3.000%) 5.250%, 09/19/2024		4,358,226	4,316,823
Applied Systems, Inc., 2021 2nd Lien Term Loan (3 month LIBOR + 5.500%) 7.750%, 09/19/2025		366,814	362,533
Ascend Learning LLC, 2021 2nd Lien Term Loan (1 month LIBOR + 5.750%) 8.274%, 12/10/2029		720,000	645,120
Ascend Learning LLC, 2021 Term Loan (1 month LIBOR + 3.500%) 6.024%, 12/11/2028		5,732,946	5,456,560
Azalea TopCo, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%) 6.274%, 07/24/2026		929,644	886,648
Azalea TopCo, Inc., 2022 Incremental Term Loan (1 month SOFR + 3.750%) 6.205%, 07/24/2026		532,605	512,632
Azalea TopCo, Inc., Term Loan (1 month LIBOR + 3.500%) 6.024%, 07/24/2026		3,389,839	3,242,381
Celestial Saturn Parent, Inc., 2nd Lien Term Loan (1 month LIBOR + 6.500%) 9.063%, 06/04/2029		230,000	181,891
Entegris, Inc., 2022 Term Loan B (3 month SOFR + 3.000%) 5.597%, 07/06/2029		1,501,812	1,496,991
Polaris Newco LLC, USD Term Loan B (1 month LIBOR + 4.000%) 6.524%, 06/02/2028		471,438	451,816
Project Boost Purchaser LLC, 2021 Incremental Term Loan (1 month LIBOR + 3.500%) 6.024%, 05/30/2026		495,186	479,405
RealPage, Inc., 1st Lien Term Loan (1 month LIBOR + 3.000%) 5.524%, 04/24/2028		5,333,216	5,123,567
RealPage, Inc., 2nd Lien Term Loan (1 month LIBOR + 6.500%) 9.024%, 04/23/2029		225,000	218,531
Sophia LP, 2021 Term Loan B (3 month LIBOR + 3.500%) 5.750%, 10/07/2027		843,625	813,575

The accompanying notes are an integral part of the financial statements.	19

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (H)(continued)
Information technology (continued)
Sophia LP, 2022 Incremental Term Loan B (1 month SOFR + 4.250%) 6.709%, 10/07/2027	$355,667	346,775
Storable, Inc., Term Loan B (1 and 2 month SOFR + 3.500%) 5.995%, 04/17/2028	273,625	264,048
UKG, Inc., 2021 2nd Lien Term Loan (3 month LIBOR + 5.250%) 7.535%, 05/03/2027	765,000	743,366
UKG, Inc., 2021 Term Loan (3 month LIBOR + 3.250%) 5.535%, 05/04/2026	18,478,128	17,874,263
UKG, Inc., Term Loan B (1 month LIBOR + 3.750%) 6.274%, 05/04/2026	675,888	657,388
		44,074,313
TOTAL TERM LOANS (Cost $184,163,350)		$179,281,982
SHORT-TERM INVESTMENTS – 10.2%
Short-term funds – 10.2%
John Hancock Collateral Trust, 2.3160% (I)(J)	207,872	$2,077,345
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (I)	7,856,630	7,856,630
T. Rowe Price Government Reserve Fund, 2.3595% (I)	118,042,076	118,042,076
TOTAL SHORT-TERM INVESTMENTS (Cost $127,976,381)		$127,976,051
Total Investments (Capital Appreciation Value Fund) (Cost $1,235,985,389) – 100.3%		$1,256,445,249
Other assets and liabilities, net – (0.3%)		(3,209,460)
TOTAL NET ASSETS – 100.0%		$1,253,235,789
Capital Appreciation Value Fund (continued)
Currency Abbreviations
EUR	Euro
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 8-31-22.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	The rate shown is the annualized seven-day yield as of 8-31-22.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
GSI	Alphabet, Inc., Class A	USD	160.00	Jan 2023	60	60	$54,291	$(17)
GSI	Alphabet, Inc., Class A	USD	165.00	Jan 2023	40	40	30,994	(8)
GSI	Alphabet, Inc., Class A	USD	170.00	Jan 2023	40	40	26,094	(6)
GSI	Alphabet, Inc., Class A	USD	175.00	Jan 2023	40	40	22,194	(5)
GSI	Amazon.com, Inc.	USD	175.00	Jan 2023	220	220	208,612	(271)
GSI	Amazon.com, Inc.	USD	180.00	Jan 2023	40	40	46,828	(38)
GSI	Amazon.com, Inc.	USD	185.00	Jan 2023	60	60	60,779	(45)
GSI	Amazon.com, Inc.	USD	190.00	Jan 2023	60	60	52,161	(36)
GSI	Amazon.com, Inc.	USD	190.00	Jan 2023	80	80	85,020	(48)
GSI	Amazon.com, Inc.	USD	195.00	Jan 2023	80	80	72,036	(38)
GSI	Amazon.com, Inc.	USD	200.00	Jan 2023	20	20	34,022	(7)
GSI	Amazon.com, Inc.	USD	200.00	Jan 2023	80	80	62,252	(30)
GSI	Amazon.com, Inc.	USD	205.00	Jan 2023	20	20	30,544	(6)
GSI	Amazon.com, Inc.	USD	205.00	Jan 2023	80	80	52,764	(24)
GSI	Amazon.com, Inc.	USD	210.00	Jan 2023	20	20	27,523	(5)
GSI	Amazon.com, Inc.	USD	210.00	Jan 2023	80	80	44,580	(19)
GSI	Amazon.com, Inc.	USD	215.00	Jan 2023	40	40	49,603	(7)
GSI	Amazon.com, Inc.	USD	220.00	Jan 2023	40	40	44,460	(6)
GSI	Amazon.com, Inc.	USD	225.00	Jan 2023	40	40	39,918	(4)
GSI	Amazon.com, Inc.	USD	225.00	Jan 2023	40	40	57,156	(4)
GSI	Amazon.com, Inc.	USD	230.00	Jan 2023	40	40	52,293	(3)
CITI	Amazon.com, Inc.	USD	240.00	Jan 2023	40	40	43,788	(2)
GSI	Amazon.com, Inc.	USD	245.00	Jan 2023	20	20	20,032	(1)
The accompanying notes are an integral part of the financial statements.	20

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
GSI	Amazon.com, Inc.	USD	250.00	Jan 2023	20	20	$18,330	$(1)
GSI	Amazon.com, Inc.	USD	255.00	Jan 2023	20	20	16,783	—
JPM	Apple, Inc.	USD	170.00	Jan 2023	30	3,000	24,065	(21,499)
JPM	Apple, Inc.	USD	170.00	Jan 2023	101	10,100	66,227	(72,378)
JPM	Apple, Inc.	USD	175.00	Jan 2023	30	3,000	19,641	(16,218)
JPM	Apple, Inc.	USD	175.00	Jan 2023	101	10,100	54,499	(54,602)
JPM	Apple, Inc.	USD	180.00	Jan 2023	30	3,000	15,832	(11,979)
JPM	Apple, Inc.	USD	180.00	Jan 2023	101	10,100	44,818	(40,330)
GSI	Becton, Dickinson and Company	USD	260.00	Jan 2023	20	2,000	49,176	(23,745)
GSI	Becton, Dickinson and Company	USD	280.00	Jan 2023	25	2,500	40,039	(12,543)
GSI	Becton, Dickinson and Company	USD	290.00	Jan 2023	25	2,500	32,937	(7,874)
WFB	General Electric Company	USD	85.00	Jan 2023	198	19,800	115,973	(53,543)
WFB	General Electric Company	USD	90.00	Jan 2023	198	19,800	84,524	(32,675)
WFB	General Electric Company	USD	95.00	Jan 2023	198	19,800	59,184	(19,689)
WFB	General Electric Company	USD	110.00	Jan 2023	8	800	6,974	(182)
WFB	General Electric Company	USD	110.00	Jan 2023	128	12,800	105,097	(2,908)
WFB	General Electric Company	USD	110.00	Jan 2023	108	10,800	89,911	(2,454)
CITI	General Electric Company	USD	235.00	Jan 2023	40	40	47,862	—
CITI	Hologic, Inc.	USD	85.00	Jan 2023	90	9,000	33,994	(4,775)
CITI	Hologic, Inc.	USD	90.00	Jan 2023	90	9,000	21,255	(2,677)
CITI	Humana, Inc.	USD	520.00	Jan 2023	15	1,500	22,476	(24,896)
CITI	Humana, Inc.	USD	530.00	Jan 2023	15	1,500	19,009	(19,819)
CITI	Humana, Inc.	USD	540.00	Jan 2023	15	1,500	15,092	(15,543)
CITI	Keurig Dr. Pepper, Inc.	USD	40.00	Jan 2023	187	18,700	26,730	(22,661)
CITI	Keurig Dr. Pepper, Inc.	USD	42.00	Jan 2023	187	18,700	16,518	(10,685)
JPM	Meta Platforms, Inc., Class A	USD	345.00	Sep 2022	21	2,100	81,770	—
JPM	Meta Platforms, Inc., Class A	USD	360.00	Sep 2022	21	2,100	70,363	—
CSFB	Microsoft Corp.	USD	320.00	Jan 2023	114	11,400	152,190	(32,121)
SFG	Microsoft Corp.	USD	320.00	Jan 2023	32	3,200	56,883	(9,017)
SFG	Microsoft Corp.	USD	320.00	Jan 2023	32	3,200	61,099	(9,017)
CITI	Microsoft Corp.	USD	325.00	Jan 2023	117	11,700	80,585	(26,731)
CITI	Microsoft Corp.	USD	330.00	Jan 2023	21	2,100	30,850	(3,906)
CITI	Microsoft Corp.	USD	330.00	Jan 2023	21	2,100	31,030	(3,906)
CITI	Microsoft Corp.	USD	330.00	Jan 2023	17	1,700	30,220	(3,162)
CSFB	Microsoft Corp.	USD	330.00	Jan 2023	35	3,500	41,273	(6,510)
SFG	Microsoft Corp.	USD	330.00	Jan 2023	32	3,200	48,405	(5,952)
SFG	Microsoft Corp.	USD	330.00	Jan 2023	32	3,200	51,807	(5,952)
CSFB	Microsoft Corp.	USD	335.00	Jan 2023	35	3,500	36,239	(5,328)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	21	2,100	26,073	(2,631)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	21	2,100	26,180	(2,631)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	17	1,700	25,631	(2,130)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	43	4,300	87,102	(5,387)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	19	1,900	38,578	(2,380)
CSFB	Microsoft Corp.	USD	340.00	Jan 2023	35	3,500	32,883	(4,385)
SFG	Microsoft Corp.	USD	340.00	Jan 2023	32	3,200	41,247	(4,009)
SFG	Microsoft Corp.	USD	340.00	Jan 2023	32	3,200	43,795	(4,009)
CSFB	Microsoft Corp.	USD	345.00	Jan 2023	35	3,500	28,477	(3,627)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	21	2,100	21,927	(1,807)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	21	2,100	22,163	(1,807)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	17	1,700	21,637	(1,463)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	43	4,300	74,101	(3,700)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	19	1,900	33,056	(1,635)
CSFB	Microsoft Corp.	USD	350.00	Jan 2023	35	3,500	25,120	(3,012)
JPM	Microsoft Corp.	USD	350.00	Jan 2023	62	6,200	94,674	(5,335)
SFG	Microsoft Corp.	USD	350.00	Jan 2023	32	3,200	34,689	(2,754)
SFG	Microsoft Corp.	USD	350.00	Jan 2023	32	3,200	37,065	(2,754)
JPM	Microsoft Corp.	USD	355.00	Jan 2023	62	6,200	85,994	(4,441)
CITI	Microsoft Corp.	USD	360.00	Jan 2023	43	4,300	62,793	(2,566)
CITI	Microsoft Corp.	USD	360.00	Jan 2023	19	1,900	28,142	(1,134)
JPM	Microsoft Corp.	USD	360.00	Jan 2023	62	6,200	77,934	(3,699)
CITI	Microsoft Corp.	USD	365.00	Jan 2023	42	4,200	55,884	(2,087)
GSI	Starbucks Corp.	USD	97.50	Jan 2023	69	6,900	70,652	(14,345)
GSI	Starbucks Corp.	USD	97.50	Jan 2023	70	7,000	65,590	(14,553)
GSI	Starbucks Corp.	USD	100.00	Jan 2023	69	6,900	62,917	(11,028)
The accompanying notes are an integral part of the financial statements.	21

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
GSI	Starbucks Corp.	USD	100.00	Jan 2023	70	7,000	$59,290	$(11,188)
GSI	Starbucks Corp.	USD	105.00	Jan 2023	69	6,900	48,747	(6,551)
GSI	Starbucks Corp.	USD	105.00	Jan 2023	70	7,000	46,690	(6,646)
JPM	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2023	49	4,900	44,933	(8,169)
JPM	The PNC Financial Services Group, Inc.	USD	195.00	Jan 2023	49	4,900	37,338	(5,742)
JPM	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2023	49	4,900	30,723	(4,012)
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	34	3,400	45,293	(609)
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	24	2,400	31,200	(430)
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	7	700	9,034	(125)
CITI	The PNC Financial Services Group, Inc.	USD	220.00	Jan 2023	21	2,100	27,234	(376)
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	34	3,400	35,857	(271)
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	24	2,400	24,679	(191)
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	7	700	7,140	(56)
CITI	The PNC Financial Services Group, Inc.	USD	230.00	Jan 2023	21	2,100	21,437	(167)
CITI	Thermo Fisher Scientific, Inc.	USD	640.00	Jan 2023	24	2,400	64,356	(26,614)
CITI	UnitedHealth Group, Inc.	USD	540.00	Jan 2023	45	4,500	121,721	(119,924)
CITI	UnitedHealth Group, Inc.	USD	560.00	Jan 2023	26	2,600	68,414	(48,826)
CITI	UnitedHealth Group, Inc.	USD	580.00	Jan 2023	26	2,600	51,593	(33,107)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2023	16	1,600	5,232	(437)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2023	37	3,700	10,763	(1,010)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2023	16	1,600	3,056	(297)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2023	37	3,700	7,811	(688)
							$5,064,449	$(970,653)
Derivatives Currency Abbreviations
USD	U.S. Dollar
Derivatives Abbreviations
CITI	Citibank, N.A.
CSFB	Credit Suisse First Boston International
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
SFG	Susquehanna Financial Group, LLLP
WFB	Wells Fargo Bank, N.A.
See Notes to financial statements regarding investment transactions and other derivatives information.
Core Bond Fund
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 55.8%
U.S. Government – 29.6%
U.S. Treasury Bonds
1.125%, 05/15/2040 to 08/15/2040	$52,953,000	$35,957,994
1.375%, 11/15/2040 to 08/15/2050	50,714,000	34,744,252
1.625%, 11/15/2050	5,647,000	3,863,563
1.750%, 08/15/2041	66,319,000	49,272,938
1.875%, 02/15/2041 to 11/15/2051	6,328,000	4,800,904
2.000%, 08/15/2051	9,363,000	7,033,954
2.250%, 02/15/2052	14,907,000	11,906,966
2.375%, 02/15/2042	2,976,000	2,466,825
2.875%, 05/15/2052	9,699,000	8,938,235
3.000%, 08/15/2052	11,383,000	10,790,728
3.250%, 05/15/2042	10,007,000	9,572,321
3.375%, 08/15/2042	3,274,000	3,194,708
U.S. Treasury Notes
0.125%, 09/30/2022	14,120,000	14,095,998
0.250%, 08/31/2025	3,656,000	3,319,677
0.375%, 11/30/2025 to 01/31/2026	27,000,000	24,346,035
Core Bond Fund (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
0.625%, 11/30/2027	$11,579,000	$10,066,493
0.875%, 06/30/2026	6,075,000	5,515,910
1.000%, 07/31/2028	8,140,000	7,115,823
1.250%, 06/30/2028	17,278,000	15,353,123
1.375%, 10/31/2028	23,423,000	20,851,960
1.500%, 08/15/2026 to 11/30/2028	36,234,000	33,455,535
1.625%, 05/15/2026	29,685,000	27,805,337
2.000%, 11/15/2026	16,938,000	15,991,854
2.375%, 05/15/2027	5,361,000	5,126,247
2.500%, 04/30/2024	17,771,000	17,489,163
2.625%, 07/31/2029	5,152,000	4,938,675
2.750%, 07/31/2027 to 08/15/2032	63,935,000	61,847,770
2.875%, 04/30/2025	5,553,000	5,463,848
3.000%, 06/30/2024 to 07/31/2024	11,086,000	10,989,654
3.125%, 08/15/2025 to 08/31/2027	3,058,000	3,028,931

The accompanying notes are an integral part of the financial statements.	22

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
3.250%, 06/30/2027 to 06/30/2029	$8,028,000	$7,993,079
		477,338,500
U.S. Government Agency – 26.2%
Federal Home Loan Mortgage Corp.
2.000%, 04/01/2041 (A)	1,059,052	941,104
2.000%, 11/01/2041 to 12/01/2051	18,108,976	15,986,700
2.330%, (12 month LIBOR + 1.650%), 03/01/2043 (B)	296,525	299,265
2.349%, (12 month LIBOR + 1.642%), 08/01/2043 (B)	207,760	207,798
2.358%, (12 month LIBOR + 1.635%), 07/01/2043 (B)	112,084	112,079
2.436%, (12 month LIBOR + 1.638%), 09/01/2045 (B)	2,110,771	2,123,943
2.500%, 04/01/2042 to 03/01/2052	12,830,568	11,566,885
2.507%, (12 month LIBOR + 1.632%), 11/01/2043 (B)	189,510	189,282
2.542%, (12 month LIBOR + 1.646%), 10/01/2043 (B)	388,028	388,530
2.554%, (12 month LIBOR + 1.606%), 09/01/2043 (B)	88,536	88,482
2.628%, (12 month LIBOR + 1.685%), 02/01/2043 (B)	314,957	320,829
2.647%, (12 month LIBOR + 1.770%), 09/01/2042 (B)	220,684	226,749
2.671%, (12 month LIBOR + 1.612%), 10/01/2043 (B)	230,265	229,815
2.780%, (12 month LIBOR + 1.681%), 09/01/2047 (B)	1,105,390	1,117,742
2.801%, (12 month LIBOR + 1.640%), 05/01/2049 (B)	955,735	937,154
2.841%, (12 month LIBOR + 1.720%), 01/01/2044 (B)	400,401	400,381
3.233%, (12 month LIBOR + 1.635%), 04/01/2048 (B)	2,262,609	2,273,662
3.394%, 12/14/2029 (C)	2,068,000	1,615,676
3.439%, (12 month LIBOR + 1.637%), 03/01/2049 (B)	960,802	956,840
3.912%, (1 month SOFR + 2.130%), 07/01/2052 (B)	766,232	755,034
3.991%, (1 month SOFR + 2.140%), 08/01/2052 (B)	1,037,810	1,019,093
4.000%, 01/01/2035 to 07/01/2049	5,696,554	5,669,732
4.119%, (1 month SOFR + 2.380%), 09/01/2052 (B)	532,000	527,727
4.303%, (1 month SOFR + 2.130%), 07/01/2052 (B)	942,429	940,124
4.500%, 06/01/2039 to 07/01/2039	102,706	104,058
5.000%, 05/01/2048 to 03/01/2049	4,500,096	4,654,828
Federal National Mortgage Association
1.500%, 10/01/2041 to 11/01/2041	14,165,961	12,022,654
1.612%, (1 month SOFR + 2.214%), 12/01/2051 (B)	511,353	466,532
2.000%, TBA (A)	2,700,000	2,322,845
2.000%, 01/01/2042 to 03/01/2052	35,808,395	31,260,725
2.000%, 12/01/2050 (A)	8,015,421	6,927,352
2.255%, (12 month LIBOR + 1.560%), 06/01/2043 (B)	152,038	152,812
2.452%, (12 month LIBOR + 1.564%), 03/01/2043 (B)	74,895	75,841
2.468%, (12 month LIBOR + 1.579%), 10/01/2043 (B)	516,964	516,693
2.500%, 12/01/2035 to 03/01/2052	54,235,447	49,802,246
Core Bond Fund (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
2.650%, (12 month LIBOR + 1.584%), 01/01/2046 (B)	$2,355,629	$2,384,842
2.732%, (12 month LIBOR + 1.579%), 06/01/2045 (B)	800,023	813,368
2.953%, (12 month LIBOR + 1.643%), 01/01/2043 (B)	174,098	178,011
3.000%, 01/01/2043 to 02/01/2055	2,769,264	2,608,000
3.500%, 04/01/2050 to 02/01/2052	6,392,220	6,210,459
3.561%, 11/15/2030 (C)	6,077,000	4,540,919
3.686%, (1 month SOFR + 2.370%), 08/01/2052 (B)	1,164,439	1,141,779
3.963%, (1 month SOFR + 2.120%), 08/01/2052 (B)	455,335	447,718
4.000%, 09/01/2033 to 08/01/2059	18,632,793	18,592,594
4.200%, (1 month SOFR + 2.120%), 07/01/2052 (B)	1,834,672	1,816,599
4.225%, (1 month SOFR + 2.370%), 09/01/2052 (B)	532,000	530,708
4.320%, (1 month SOFR + 2.126%), 08/01/2052 (B)	2,130,000	2,133,312
4.347%, (1 month SOFR + 2.126%), 07/01/2052 (B)	2,118,731	2,123,903
4.500%, TBA (A)	27,400,000	27,190,530
4.500%, 05/01/2034 to 08/01/2049	18,240,094	18,611,985
4.540%, (1 month SOFR + 2.130%), 08/01/2052 (B)	3,267,000	3,291,547
4.615%, (1 month SOFR + 2.127%), 08/01/2052 (B)	2,440,000	2,462,168
4.650%, (1 month SOFR + 2.122%), 08/01/2052 (B)	1,738,000	1,746,131
4.650%, (1 month SOFR + 2.131%), 08/01/2052 (B)	1,900,000	1,919,565
5.000%, TBA (A)	102,400,000	103,166,804
5.000%, 07/01/2044 to 11/01/2049	2,487,054	2,548,832
5.500%, TBA (A)	16,800,000	17,128,126
5.500%, 12/01/2048 to 06/01/2049	4,860,412	5,104,444
Government National Mortgage Association
2.500%, 12/20/2051	10,982,836	10,041,976
3.000%, 10/20/2046 to 10/20/2050	6,519,321	6,129,586
3.500%, 01/20/2048	808,301	785,807
4.000%, 03/20/2048 to 07/20/2049	3,262,936	3,235,354
4.500%, TBA (A)	5,200,000	5,200,096
4.500%, 08/15/2047 to 05/20/2049	3,173,164	3,209,004
5.000%, 12/20/2039 to 03/20/2049	9,353,259	9,628,166
		422,123,545
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $957,098,774)		$899,462,045
FOREIGN GOVERNMENT OBLIGATIONS – 0.8%
Bermuda – 0.0%
Government of Bermuda 5.000%, 07/15/2032 (D)	693,000	697,615
Canada – 0.1%
Province of Saskatchewan 3.250%, 06/08/2027	835,000	819,349
Chile – 0.1%
Republic of Chile
3.500%, 01/31/2034	395,000	342,725
4.340%, 03/07/2042	888,000	762,216
		1,104,941

The accompanying notes are an integral part of the financial statements.	23

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Italy – 0.0%
Republic of Italy 3.875%, 05/06/2051	$406,000	$297,448
Mexico – 0.4%
Government of Mexico
3.500%, 02/12/2034	705,000	589,767
3.750%, 04/19/2071	1,249,000	810,593
4.400%, 02/12/2052	1,513,000	1,156,813
4.500%, 04/22/2029	1,411,000	1,380,542
4.600%, 02/10/2048	305,000	244,586
4.875%, 05/19/2033	2,904,000	2,781,914
		6,964,215
Paraguay – 0.1%
Republic of Paraguay
3.849%, 06/28/2033 (D)	322,000	275,201
4.950%, 04/28/2031 (D)	315,000	303,098
5.400%, 03/30/2050 (D)	944,000	789,720
		1,368,019
Peru – 0.0%
Republic of Peru 3.600%, 01/15/2072	324,000	221,708
South Korea – 0.1%
Korea Hydro & Nuclear Power Company Ltd. 4.250%, 07/27/2027 (D)	1,148,000	1,138,324
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $14,041,031)		$12,611,619
CORPORATE BONDS – 26.4%
Communication services – 1.8%
AT&T, Inc.
1.700%, 03/25/2026	2,749,000	2,509,375
3.500%, 06/01/2041	590,000	465,054
3.550%, 09/15/2055	578,000	423,207
3.650%, 06/01/2051 to 09/15/2059	1,603,000	1,179,748
3.800%, 12/01/2057	1,054,000	797,846
Charter Communications Operating LLC
3.500%, 06/01/2041 to 03/01/2042	1,863,000	1,287,565
3.900%, 06/01/2052	330,000	223,592
Magallanes, Inc.
3.638%, 03/15/2025 (D)	1,105,000	1,066,895
3.755%, 03/15/2027 (D)	1,679,000	1,568,322
4.054%, 03/15/2029 (D)	552,000	502,648
5.050%, 03/15/2042 (D)	1,212,000	990,824
5.141%, 03/15/2052 (D)	2,006,000	1,605,596
5.391%, 03/15/2062 (D)	1,377,000	1,105,322
Meta Platforms, Inc.
3.850%, 08/15/2032 (D)	1,736,000	1,632,587
4.650%, 08/15/2062 (D)	463,000	417,695
Netflix, Inc.
5.375%, 11/15/2029 (D)	771,000	759,435
5.875%, 11/15/2028	1,054,000	1,065,815
Rogers Communications, Inc. 4.550%, 03/15/2052 (D)	664,000	582,846
T-Mobile USA, Inc.
2.250%, 02/15/2026	2,500,000	2,296,922
2.875%, 02/15/2031	251,000	212,145
3.375%, 04/15/2029	2,923,000	2,633,038
3.500%, 04/15/2031	165,000	146,106
Verizon Communications, Inc.
2.355%, 03/15/2032	1,812,000	1,486,578
2.550%, 03/21/2031	866,000	731,946
2.650%, 11/20/2040	2,317,000	1,672,409
3.550%, 03/22/2051	1,158,000	910,062
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Vodafone Group PLC
4.250%, 09/17/2050	$219,000	$179,063
5.000%, 05/30/2038	276,000	261,694
		28,714,335
Consumer discretionary – 1.5%
Amazon.com, Inc.
2.100%, 05/12/2031	960,000	825,912
2.500%, 06/03/2050	530,000	368,737
2.875%, 05/12/2041	384,000	306,357
3.450%, 04/13/2029	828,000	800,683
3.600%, 04/13/2032	508,000	486,945
AutoNation, Inc. 4.750%, 06/01/2030	965,000	903,284
Ford Motor Company 4.750%, 01/15/2043	117,000	87,522
Ford Motor Credit Company LLC
2.700%, 08/10/2026	1,872,000	1,621,307
2.900%, 02/10/2029	957,000	774,452
3.625%, 06/17/2031	901,000	729,567
General Motors Company
5.400%, 10/15/2029	1,447,000	1,411,750
5.600%, 10/15/2032	1,390,000	1,330,671
General Motors Financial Company, Inc. 3.100%, 01/12/2032	594,000	479,380
Hyundai Capital America
0.800%, 01/08/2024 (D)	486,000	461,773
1.300%, 01/08/2026 (D)	1,165,000	1,031,096
2.000%, 06/15/2028 (D)	549,000	455,544
Lowe's Companies, Inc. 4.250%, 04/01/2052	1,158,000	986,254
Marriott International, Inc.
2.850%, 04/15/2031	736,000	612,765
3.500%, 10/15/2032	832,000	711,802
4.625%, 06/15/2030	2,295,000	2,191,889
McDonald's Corp.
3.625%, 09/01/2049	898,000	727,092
4.200%, 04/01/2050	1,327,000	1,174,683
Target Corp. 2.950%, 01/15/2052	1,514,000	1,138,473
The Home Depot, Inc.
2.375%, 03/15/2051	882,000	579,201
3.125%, 12/15/2049	1,070,000	820,889
3.250%, 04/15/2032	1,377,000	1,270,419
3.300%, 04/15/2040	229,000	191,630
3.625%, 04/15/2052	549,000	460,822
The Trustees of the University of Pennsylvania 3.610%, 02/15/2119	954,000	695,478
		23,636,377
Consumer staples – 0.6%
Anheuser-Busch Companies LLC
4.700%, 02/01/2036	1,558,000	1,507,346
4.900%, 02/01/2046	2,123,000	2,015,487
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/2042	501,000	412,591
4.375%, 04/15/2038	1,638,000	1,512,653
BAT Capital Corp. 4.390%, 08/15/2037	292,000	230,960
Bunge, Ltd. Finance Corp. 1.630%, 08/17/2025	959,000	890,319
PepsiCo, Inc. 3.900%, 07/18/2032	1,273,000	1,247,471
Viterra Finance BV
3.200%, 04/21/2031 (D)	283,000	221,964
4.900%, 04/21/2027 (D)	725,000	695,969

The accompanying notes are an integral part of the financial statements.	24

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Viterra Finance BV (continued)
5.250%, 04/21/2032 (D)	$1,686,000	$1,536,054
		10,270,814
Energy – 1.4%
Aker BP ASA
2.000%, 07/15/2026 (D)	1,416,000	1,263,118
3.100%, 07/15/2031 (D)	1,601,000	1,346,699
3.750%, 01/15/2030 (D)	371,000	333,451
4.000%, 01/15/2031 (D)	655,000	591,256
BP Capital Markets America, Inc. 2.939%, 06/04/2051	549,000	393,437
Diamondback Energy, Inc. 4.400%, 03/24/2051	216,000	183,652
Energy Transfer LP
4.400%, 03/15/2027	273,000	264,510
4.950%, 05/15/2028	2,034,000	1,988,498
5.300%, 04/15/2047	1,295,000	1,134,791
6.125%, 12/15/2045	492,000	473,894
Exxon Mobil Corp.
3.452%, 04/15/2051	1,546,000	1,275,786
4.327%, 03/19/2050	463,000	440,577
Galaxy Pipeline Assets Bidco, Ltd.
1.750%, 09/30/2027 (D)	1,544,086	1,447,454
2.160%, 03/31/2034 (D)	1,241,431	1,083,297
2.625%, 03/31/2036 (D)	817,000	687,301
2.940%, 09/30/2040 (D)	488,357	407,808
Kinder Morgan, Inc.
3.250%, 08/01/2050	797,000	555,074
3.600%, 02/15/2051	317,000	235,802
5.450%, 08/01/2052	1,796,000	1,745,075
Ovintiv, Inc. 7.375%, 11/01/2031	387,000	421,856
Petroleos Mexicanos
2.378%, 04/15/2025	262,500	256,799
2.460%, 12/15/2025	1,190,350	1,156,613
Pioneer Natural Resources Company
1.900%, 08/15/2030	933,000	760,159
2.150%, 01/15/2031	1,117,000	919,283
Targa Resources Corp. 6.250%, 07/01/2052	676,000	696,113
Targa Resources Partners LP
4.000%, 01/15/2032	371,000	324,890
4.875%, 02/01/2031	1,295,000	1,200,438
5.500%, 03/01/2030	324,000	316,472
		21,904,103
Financials – 10.0%
American Express Company 4.420%, (4.420% to 8-3-32, then SOFR + 1.760%), 08/03/2033	1,736,000	1,674,324
Antares Holdings LP 3.750%, 07/15/2027 (D)	1,268,000	1,060,887
Ares Capital Corp. 3.200%, 11/15/2031	529,000	412,613
Athene Global Funding
1.730%, 10/02/2026 (D)	2,495,000	2,174,166
1.985%, 08/19/2028 (D)	1,377,000	1,142,059
2.500%, 03/24/2028 (D)	1,930,000	1,653,199
2.514%, 03/08/2024 (D)	2,257,000	2,181,731
2.646%, 10/04/2031 (D)	1,822,000	1,441,261
3.205%, 03/08/2027 (D)	2,752,000	2,500,559
Bain Capital Specialty Finance, Inc. 2.550%, 10/13/2026	115,000	97,326
Banco Santander SA
1.722%, (1.722% to 9-14-26, then 1 Year CMT + 0.900%), 09/14/2027	1,400,000	1,205,166
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Banco Santander SA (continued)
3.225%, (3.225% to 11-22-31, then 1 Year CMT + 1.600%), 11/22/2032	$800,000	$611,541
5.147%, 08/18/2025	3,800,000	3,781,718
5.294%, 08/18/2027	2,400,000	2,348,867
Bank of America Corp.
1.530%, (1.530% to 12-6-24, then SOFR + 0.650%), 12/06/2025	3,920,000	3,657,982
1.658%, (1.658% to 3-11-26, then SOFR + 0.910%), 03/11/2027	4,380,000	3,925,173
1.734%, (1.734% to 7-22-26, then SOFR + 0.960%), 07/22/2027	3,323,000	2,948,671
2.687%, (2.687% to 4-22-31, then SOFR + 1.320%), 04/22/2032	4,224,000	3,501,683
3.004%, (3.004% to 12-20-22, then 3 month LIBOR + 0.790%), 12/20/2023	2,193,000	2,184,899
3.384%, (3.384% to 4-2-25, then SOFR + 1.330%), 04/02/2026	5,151,000	4,970,554
3.419%, (3.419% to 12-20-27, then 3 month LIBOR + 1.040%), 12/20/2028	3,060,000	2,834,358
4.827%, (4.827% to 7-22-25, then SOFR + 1.750%), 07/22/2026	3,180,000	3,185,642
4.948%, (4.948% to 7-22-27, then SOFR + 2.040%), 07/22/2028	3,180,000	3,177,094
5.015%, (5.015% to 7-22-32, then SOFR + 2.160%), 07/22/2033	1,276,000	1,264,090
Blackstone Private Credit Fund
3.250%, 03/15/2027	1,136,000	974,635
4.000%, 01/15/2029	1,758,000	1,515,393
Brighthouse Financial, Inc. 3.850%, 12/22/2051	546,000	375,924
Citigroup, Inc.
4.658%, (4.658% to 5-24-27, then SOFR + 1.887%), 05/24/2028	1,397,000	1,377,361
4.910%, (4.910% to 5-24-32, then SOFR + 2.086%), 05/24/2033	1,558,000	1,524,070
Citizens Bank NA 4.575%, (4.575% to 8-9-27, then SOFR + 2.000%), 08/09/2028	1,755,000	1,735,330
Cooperatieve Rabobank UA
3.649%, (3.649% to 4-6-27, then 1 Year CMT + 1.220%), 04/06/2028 (D)	3,150,000	2,961,274
3.758%, (3.758% to 4-6-32, then 1 Year CMT + 1.420%), 04/06/2033 (D)	1,909,000	1,694,510
Deutsche Bank AG 3.742%, (3.742% to 10-7-31, then SOFR + 2.257%), 01/07/2033	2,822,000	2,005,022
Enstar Group, Ltd. 3.100%, 09/01/2031	1,387,000	1,044,164
F&G Global Funding 2.000%, 09/20/2028 (D)	1,165,000	973,347
GA Global Funding Trust 0.800%, 09/13/2024 (D)	1,921,000	1,767,127
GE Capital International Funding Company 4.418%, 11/15/2035	386,000	364,976
HSBC Holdings PLC
5.210%, (5.210% to 8-11-27, then SOFR + 2.610%), 08/11/2028	1,720,000	1,678,811
5.402%, (5.402% to 8-11-32, then SOFR + 2.870%), 08/11/2033	863,000	821,122
Huntington Bancshares, Inc. 4.443%, (4.443% to 8-4-27, then SOFR + 1.970%), 08/04/2028	1,155,000	1,128,815

The accompanying notes are an integral part of the financial statements.	25

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Jackson Financial, Inc.
5.170%, 06/08/2027	$809,000	$798,630
5.670%, 06/08/2032	1,117,000	1,084,337
JPMorgan Chase & Co.
1.040%, (1.040% to 2-4-26, then 3 month CME Term SOFR + 0.695%), 02/04/2027	5,526,000	4,865,673
1.045%, (1.045% to 11-19-25, then SOFR + 0.800%), 11/19/2026	3,079,000	2,735,564
1.470%, (1.470% to 9-22-26, then SOFR + 0.765%), 09/22/2027	1,374,000	1,203,242
1.561%, (1.561% to 12-10-24, then SOFR + 0.605%), 12/10/2025	8,084,000	7,548,681
2.182%, (2.182% to 6-1-27, then SOFR + 1.890%), 06/01/2028	1,692,000	1,503,411
4.565%, (4.565% to 6-14-29, then SOFR + 1.750%), 06/14/2030	1,397,000	1,355,136
4.851%, (4.851% to 7-25-27, then SOFR + 1.990%), 07/25/2028	2,307,000	2,302,383
4.912%, (4.912% to 7-25-32, then SOFR + 2.080%), 07/25/2033	1,155,000	1,142,182
KKR Group Finance Company XII LLC 4.850%, 05/17/2032 (D)	675,000	658,441
Liberty Mutual Group, Inc. 5.500%, 06/15/2052 (D)	835,000	814,883
Lloyds Banking Group PLC
4.716%, (4.716% to 8-11-25, then 1 Year CMT + 1.750%), 08/11/2026	2,291,000	2,260,272
4.976%, (4.976% to 8-11-32, then 1 Year CMT + 2.300%), 08/11/2033	1,320,000	1,253,865
Mitsubishi UFJ Financial Group, Inc.
2.309%, (2.309% to 7-20-31, then 1 Year CMT + 0.950%), 07/20/2032	1,387,000	1,115,839
2.341%, (2.341% to 1-19-27, then 1 Year CMT + 0.830%), 01/19/2028	852,000	764,531
2.494%, (2.494% to 10-13-31, then 1 Year CMT + 0.970%), 10/13/2032	488,000	396,995
5.017%, (5.017% to 7-20-27, then 1 Year CMT + 1.950%), 07/20/2028	1,621,000	1,629,197
5.133%, (5.133% to 7-20-32, then 1 Year CMT + 2.125%), 07/20/2033	1,154,000	1,158,195
Moody's Corp. 4.250%, 08/08/2032	406,000	392,649
Morgan Stanley
0.790%, (0.790% to 5-30-24, then SOFR + 0.525%), 05/30/2025	3,558,000	3,325,855
0.791%, (0.791% to 1-22-24, then SOFR + 0.509%), 01/22/2025	3,523,000	3,341,504
0.864%, (0.864% to 10-21-24, then SOFR + 0.745%), 10/21/2025	1,098,000	1,014,121
0.985%, (0.985% to 12-10-25, then SOFR + 0.720%), 12/10/2026	2,809,000	2,487,455
1.512%, (1.512% to 7-20-26, then SOFR + 0.858%), 07/20/2027	2,149,000	1,902,943
2.475%, (2.475% to 1-21-27, then SOFR + 1.000%), 01/21/2028	549,000	498,685
Morgan Stanley Direct Lending Fund 4.500%, 02/11/2027	462,000	425,484
Owl Rock Capital Corp. 3.400%, 07/15/2026	1,476,000	1,320,123
Owl Rock Capital Corp. III 3.125%, 04/13/2027 (D)	751,000	630,368
SBL Holdings, Inc. 5.000%, 02/18/2031 (D)	1,911,000	1,528,435
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Stewart Information Services Corp. 3.600%, 11/15/2031	$743,000	$612,340
The Bank of New York Mellon Corp.
4.289%, (4.289% to 6-13-32, then SOFR + 1.418%), 06/13/2033	2,790,000	2,722,537
4.596%, (4.596% to 7-26-29, then SOFR + 1.755%), 07/26/2030	1,041,000	1,040,218
The Goldman Sachs Group, Inc.
0.657%, (0.657% to 9-10-23, then SOFR + 0.505%), 09/10/2024	2,764,000	2,650,771
0.925%, (0.925% to 10-21-23, then SOFR + 0.486%), 10/21/2024	4,104,000	3,928,042
1.757%, (1.757% to 1-24-24, then SOFR + 0.730%), 01/24/2025	2,317,000	2,226,549
1.948%, (1.948% to 10-21-26, then SOFR + 0.913%), 10/21/2027	1,368,000	1,215,039
Truist Financial Corp.
4.123%, (4.123% to 6-6-27, then SOFR + 1.368%), 06/06/2028	1,965,000	1,926,338
4.260%, (4.260% to 7-28-25, then SOFR + 1.456%), 07/28/2026	1,158,000	1,155,390
Trust Fibra Uno 6.390%, 01/15/2050 (D)	682,000	554,125
UBS Group AG
4.490%, (4.490% to 8-5-24, then 1 Year CMT + 1.600%), 08/05/2025 (D)	1,917,000	1,910,516
4.703%, (4.703% to 8-5-26, then 1 Year CMT + 2.050%), 08/05/2027 (D)	4,001,000	3,927,169
Wells Fargo & Company
3.526%, (3.526% to 3-24-27, then SOFR + 1.510%), 03/24/2028	5,767,000	5,447,943
3.908%, (3.908% to 4-25-25, then SOFR + 1.320%), 04/25/2026	2,193,000	2,148,731
4.808%, (4.808% to 7-25-27, then SOFR + 1.980%), 07/25/2028	1,155,000	1,146,521
4.897%, (4.897% to 7-25-32, then SOFR + 2.100%), 07/25/2033	863,000	849,159
		160,797,911
Health care – 3.0%
AbbVie, Inc.
2.300%, 11/21/2022	1,720,000	1,716,529
3.200%, 11/21/2029	1,641,000	1,498,833
4.050%, 11/21/2039	651,000	573,847
4.250%, 11/21/2049	1,904,000	1,674,331
4.300%, 05/14/2036	400,000	372,328
4.450%, 05/14/2046	406,000	365,151
Amgen, Inc.
3.000%, 01/15/2052	324,000	228,152
4.050%, 08/18/2029	1,444,000	1,404,591
4.200%, 03/01/2033	1,155,000	1,113,334
4.875%, 03/01/2053	955,000	926,348
Astrazeneca Finance LLC 1.750%, 05/28/2028	1,946,000	1,717,942
AstraZeneca PLC 1.375%, 08/06/2030	559,000	458,288
Becton, Dickinson and Company
1.957%, 02/11/2031	438,000	356,668
4.298%, 08/22/2032	1,273,000	1,236,255
Centene Corp.
2.450%, 07/15/2028	2,844,000	2,398,601
2.500%, 03/01/2031	514,000	410,131
3.000%, 10/15/2030	1,238,000	1,034,720
Cigna Corp.
3.400%, 03/15/2050	279,000	209,729
4.900%, 12/15/2048	698,000	662,645

The accompanying notes are an integral part of the financial statements.	26

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
CSL Finance PLC
3.850%, 04/27/2027 (D)	$276,000	$272,059
4.050%, 04/27/2029 (D)	555,000	538,644
4.750%, 04/27/2052 (D)	1,041,000	1,001,073
CVS Health Corp.
3.000%, 08/15/2026	594,000	571,238
4.300%, 03/25/2028	1,257,000	1,242,647
5.050%, 03/25/2048	1,006,000	968,589
Danaher Corp.
2.600%, 10/01/2050	654,000	451,281
2.800%, 12/10/2051	438,000	310,846
DH Europe Finance II Sarl
2.050%, 11/15/2022	879,000	876,405
2.200%, 11/15/2024	1,511,000	1,453,399
Gilead Sciences, Inc.
2.600%, 10/01/2040	955,000	693,776
2.800%, 10/01/2050	892,000	611,028
4.000%, 09/01/2036	492,000	448,305
GSK Consumer Healthcare Capital US LLC
3.375%, 03/24/2027 to 03/24/2029 (D)	2,349,000	2,171,688
3.625%, 03/24/2032 (D)	1,895,000	1,689,721
4.000%, 03/24/2052 (D)	1,525,000	1,239,695
HCA, Inc. 4.625%, 03/15/2052 (D)	1,218,000	1,007,928
Pfizer, Inc.
1.750%, 08/18/2031	1,114,000	923,364
2.550%, 05/28/2040	1,917,000	1,472,476
Roche Holdings, Inc.
2.076%, 12/13/2031 (D)	2,024,000	1,704,693
2.607%, 12/13/2051 (D)	759,000	538,893
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	454,000	447,925
STERIS Irish FinCo Unlimited Company 3.750%, 03/15/2051	864,000	666,285
Takeda Pharmaceutical Company, Ltd.
2.050%, 03/31/2030	1,482,000	1,238,986
3.025%, 07/09/2040	617,000	478,035
3.175%, 07/09/2050	373,000	273,713
4.400%, 11/26/2023	1,047,000	1,048,663
Thermo Fisher Scientific, Inc.
1.750%, 10/15/2028	555,000	490,244
2.000%, 10/15/2031	930,000	782,996
2.800%, 10/15/2041	886,000	686,894
UnitedHealth Group, Inc.
2.750%, 05/15/2040	422,000	325,920
2.900%, 05/15/2050	981,000	719,516
3.050%, 05/15/2041	289,000	230,979
3.250%, 05/15/2051	1,784,000	1,400,888
4.000%, 05/15/2029	847,000	833,448
4.625%, 07/15/2035	866,000	862,913
		49,033,576
Industrials – 1.5%
Adani International Container Terminal Private, Ltd. 3.000%, 02/16/2031 (D)	480,000	387,143
AerCap Ireland Capital DAC 1.150%, 10/29/2023	3,309,000	3,165,174
Canadian National Railway Company
3.850%, 08/05/2032	866,000	838,315
4.400%, 08/05/2052	578,000	553,093
Canadian Pacific Railway Company
1.350%, 12/02/2024	1,368,000	1,284,885
1.750%, 12/02/2026	263,000	238,539
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Canadian Pacific Railway Company (continued)
2.450%, 12/02/2031	$222,000	$189,655
3.000%, 12/02/2041	270,000	212,663
Crowley Conro LLC 4.181%, 08/15/2043	767,128	759,574
CSX Corp. 4.100%, 11/15/2032	1,444,000	1,394,998
Delta Air Lines, Inc. 4.750%, 10/20/2028 (D)	3,250,000	3,104,841
John Deere Capital Corp.
2.125%, 03/07/2025	828,000	794,654
2.350%, 03/08/2027	1,377,000	1,289,973
Northrop Grumman Corp. 4.400%, 05/01/2030	1,968,000	1,961,553
Parker-Hannifin Corp.
4.250%, 09/15/2027	1,676,000	1,658,616
4.500%, 09/15/2029	1,117,000	1,100,239
Quanta Services, Inc. 0.950%, 10/01/2024	1,098,000	1,027,132
The Boeing Company
2.196%, 02/04/2026	2,088,000	1,910,681
3.250%, 02/01/2035	676,000	520,076
3.750%, 02/01/2050	1,206,000	865,493
Union Pacific Corp.
2.800%, 02/14/2032	1,377,000	1,224,151
3.375%, 02/14/2042	660,000	554,745
		25,036,193
Information technology – 2.4%
Advanced Micro Devices, Inc. 3.924%, 06/01/2032	1,774,000	1,715,049
Apple, Inc.
2.375%, 02/08/2041	448,000	336,922
2.400%, 08/20/2050	70,000	48,478
2.650%, 05/11/2050 to 02/08/2051	1,225,000	896,676
2.800%, 02/08/2061	390,000	275,456
3.250%, 08/08/2029	2,314,000	2,212,413
3.350%, 08/08/2032	1,444,000	1,365,405
3.950%, 08/08/2052	1,158,000	1,068,607
4.100%, 08/08/2062	866,000	795,238
Broadcom, Inc.
2.450%, 02/15/2031 (D)	962,000	767,054
3.150%, 11/15/2025	720,000	696,088
3.419%, 04/15/2033 (D)	2,618,000	2,159,385
3.469%, 04/15/2034 (D)	1,228,000	994,366
4.000%, 04/15/2029 (D)	1,105,000	1,023,542
4.150%, 11/15/2030	651,000	593,779
4.150%, 04/15/2032 (D)	828,000	740,085
4.926%, 05/15/2037 (D)	879,000	783,047
Dell International LLC
3.375%, 12/15/2041 (D)	1,368,000	958,346
3.450%, 12/15/2051 (D)	1,641,000	1,072,592
4.900%, 10/01/2026	282,000	283,088
6.100%, 07/15/2027	559,000	587,795
Global Payments, Inc.
1.500%, 11/15/2024	218,000	203,867
5.300%, 08/15/2029	1,158,000	1,145,550
5.950%, 08/15/2052	406,000	393,413
HP, Inc. 4.200%, 04/15/2032	1,930,000	1,704,647
Intel Corp.
2.800%, 08/12/2041	1,438,000	1,067,032
4.900%, 08/05/2052	1,619,000	1,579,896
5.050%, 08/05/2062	577,000	556,645

The accompanying notes are an integral part of the financial statements.	27

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
KLA Corp.
3.300%, 03/01/2050	$1,317,000	$1,029,252
4.950%, 07/15/2052	511,000	513,422
NXP BV
2.650%, 02/15/2032	1,136,000	913,379
3.250%, 05/11/2041	603,000	438,158
3.400%, 05/01/2030	765,000	677,277
4.400%, 06/01/2027	667,000	649,986
VMware, Inc.
0.600%, 08/15/2023	2,695,000	2,605,781
1.000%, 08/15/2024	1,914,000	1,793,470
1.400%, 08/15/2026	1,923,000	1,695,436
1.800%, 08/15/2028	333,000	276,882
4.700%, 05/15/2030	1,105,000	1,046,970
Xilinx, Inc. 2.375%, 06/01/2030	470,000	409,753
		38,074,227
Materials – 0.5%
Anglo American Capital PLC
3.875%, 03/16/2029 (D)	1,480,000	1,340,211
4.750%, 03/16/2052 (D)	1,154,000	973,190
Freeport-McMoRan, Inc. 5.250%, 09/01/2029	2,523,000	2,430,747
Glencore Finance Canada, Ltd.
6.000%, 11/15/2041 (D)	70,000	67,107
6.900%, 11/15/2037 (D)	635,000	681,288
Rohm and Haas Company 7.850%, 07/15/2029	672,000	782,186
The Dow Chemical Company
3.600%, 11/15/2050	559,000	427,165
7.375%, 11/01/2029	740,000	849,507
Westlake Corp. 3.600%, 08/15/2026	603,000	583,746
		8,135,147
Real estate – 1.6%
Agree LP
2.000%, 06/15/2028	1,152,000	969,924
2.600%, 06/15/2033	260,000	203,127
4.800%, 10/01/2032	578,000	554,642
American Homes 4 Rent LP
3.625%, 04/15/2032	1,060,000	925,158
4.300%, 04/15/2052	473,000	381,242
American Tower Corp.
2.700%, 04/15/2031	438,000	362,405
3.125%, 01/15/2027	578,000	538,280
3.650%, 03/15/2027	816,000	776,304
Brixmor Operating Partnership LP
2.250%, 04/01/2028	371,000	313,406
2.500%, 08/16/2031	641,000	496,056
Crown Castle, Inc.
1.050%, 07/15/2026	1,650,000	1,445,153
2.900%, 03/15/2027 to 04/01/2041	2,082,000	1,871,237
3.300%, 07/01/2030	952,000	843,894
4.000%, 03/01/2027	276,000	267,903
Essex Portfolio LP
1.700%, 03/01/2028	1,387,000	1,179,718
2.550%, 06/15/2031	546,000	453,913
Extra Space Storage LP
2.350%, 03/15/2032	473,000	371,422
3.900%, 04/01/2029	530,000	491,956
Federal Realty Investment Trust 3.950%, 01/15/2024	733,000	729,401
GLP Capital LP 5.300%, 01/15/2029	533,000	514,564
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Invitation Homes Operating Partnership LP 4.150%, 04/15/2032	$1,060,000	$952,894
Kimco Realty Corp. 4.600%, 02/01/2033	866,000	837,489
Mid-America Apartments LP
3.950%, 03/15/2029	530,000	505,811
4.000%, 11/15/2025	651,000	637,697
4.300%, 10/15/2023	543,000	542,993
Realty Income Corp.
2.200%, 06/15/2028	568,000	498,510
2.850%, 12/15/2032	768,000	658,503
3.400%, 01/15/2028	562,000	527,213
Regency Centers LP 2.950%, 09/15/2029	1,149,000	1,003,110
Rexford Industrial Realty LP 2.150%, 09/01/2031	587,000	468,215
Spirit Realty LP 3.400%, 01/15/2030	378,000	325,146
STORE Capital Corp.
2.700%, 12/01/2031	368,000	292,232
2.750%, 11/18/2030	936,000	759,748
4.500%, 03/15/2028	2,000,000	1,919,863
4.625%, 03/15/2029	676,000	653,422
Sun Communities Operating LP
2.300%, 11/01/2028	530,000	447,494
4.200%, 04/15/2032	1,060,000	949,372
		25,669,417
Utilities – 2.1%
American Transmission Systems, Inc. 2.650%, 01/15/2032 (D)	381,000	320,598
Baltimore Gas and Electric Company 2.250%, 06/15/2031	822,000	696,053
CenterPoint Energy Houston Electric LLC 3.600%, 03/01/2052	606,000	511,567
Consumers Energy Company
2.500%, 05/01/2060	470,000	298,318
2.650%, 08/15/2052	368,000	257,731
DTE Electric Company
2.950%, 03/01/2050	959,000	729,072
3.650%, 03/01/2052	438,000	373,342
DTE Energy Company 1.050%, 06/01/2025	491,000	449,319
Duke Energy Carolinas LLC
2.550%, 04/15/2031	559,000	489,280
2.850%, 03/15/2032	1,019,000	903,304
3.550%, 03/15/2052	743,000	612,116
Duke Energy Corp.
2.550%, 06/15/2031	657,000	548,234
3.500%, 06/15/2051	168,000	127,485
3.750%, 09/01/2046	168,000	131,328
4.300%, 03/15/2028	1,736,000	1,699,543
4.500%, 08/15/2032	1,562,000	1,506,339
5.000%, 08/15/2052	579,000	549,752
Duke Energy Florida LLC 2.400%, 12/15/2031	819,000	697,331
Duke Energy Progress LLC 2.500%, 08/15/2050	828,000	567,070
Entergy Arkansas LLC 2.650%, 06/15/2051	740,000	504,875
Eversource Energy
1.400%, 08/15/2026	467,000	415,375
3.375%, 03/01/2032	1,105,000	992,794
4.600%, 07/01/2027	1,425,000	1,429,160
Israel Electric Corp., Ltd. 3.750%, 02/22/2032 (D)	490,000	453,133

The accompanying notes are an integral part of the financial statements.	28

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
ITC Holdings Corp. 2.700%, 11/15/2022	$1,114,000	$1,112,131
Jersey Central Power & Light Company 2.750%, 03/01/2032 (D)	901,000	761,258
Metropolitan Edison Company 4.300%, 01/15/2029 (D)	965,000	942,224
MidAmerican Energy Company 2.700%, 08/01/2052	711,000	504,940
Mississippi Power Company
3.100%, 07/30/2051	984,000	699,715
3.950%, 03/30/2028	984,000	946,750
4.250%, 03/15/2042	378,000	331,611
NextEra Energy Capital Holdings, Inc. 4.625%, 07/15/2027	857,000	860,514
Northern States Power Company 3.200%, 04/01/2052	555,000	433,624
NSTAR Electric Company
3.100%, 06/01/2051	505,000	381,993
4.550%, 06/01/2052	667,000	652,605
Pacific Gas & Electric Company
2.100%, 08/01/2027	438,000	370,421
3.950%, 12/01/2047	1,238,000	845,562
4.200%, 06/01/2041	476,000	353,853
4.500%, 07/01/2040	282,000	219,514
4.750%, 02/15/2044	276,000	212,848
4.950%, 07/01/2050	1,108,000	884,276
PECO Energy Company 2.850%, 09/15/2051	990,000	720,605
Pennsylvania Electric Company 3.250%, 03/15/2028 (D)	800,000	740,300
Public Service Company of Oklahoma
2.200%, 08/15/2031	549,000	453,597
3.150%, 08/15/2051	555,000	402,592
Public Service Electric & Gas Company
1.900%, 08/15/2031	1,101,000	916,270
2.050%, 08/01/2050	229,000	141,400
2.700%, 05/01/2050	448,000	319,824
Public Service Enterprise Group, Inc.
1.600%, 08/15/2030	632,000	502,948
2.450%, 11/15/2031	711,000	593,611
Southern California Edison Company 4.125%, 03/01/2048	619,000	514,717
Southern Company Gas Capital Corp. 1.750%, 01/15/2031	866,000	687,775
The AES Corp. 1.375%, 01/15/2026	622,000	551,841
Trans-Allegheny Interstate Line Company 3.850%, 06/01/2025 (D)	387,000	378,295
Virginia Electric and Power Company
2.950%, 11/15/2051	822,000	609,204
4.625%, 05/15/2052	559,000	544,472
Xcel Energy, Inc. 4.600%, 06/01/2032	832,000	825,795
		34,680,204
TOTAL CORPORATE BONDS (Cost $471,077,604)		$425,952,304
MUNICIPAL BONDS – 0.3%
Board of Regents of the University of Texas 2.439%, 08/15/2049	600,000	424,176
County of Clark Department of Aviation (Nevada) 6.820%, 07/01/2045	1,115,000	1,413,435
Core Bond Fund (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
North Texas Tollway Authority 6.718%, 01/01/2049	$459,000	$590,347
Port Authority of New York & New Jersey 4.458%, 10/01/2062	1,010,000	976,273
The Ohio State University 4.800%, 06/01/2111	600,000	559,552
TOTAL MUNICIPAL BONDS (Cost $4,182,683)		$3,963,783
COLLATERALIZED MORTGAGE OBLIGATIONS – 9.6%
Commercial and residential – 4.1%
3650R Commercial Mortgage Trust Series 2021-PF1, Class A5 2.522%, 11/15/2054	816,000	702,165
Angel Oak Mortgage Trust LLC
Series 2019-2, Class A1, 3.628%, 03/25/2049 (D)(E)	15,595	15,536
Series 2020-2, Class A1A, 2.531%, 01/26/2065 (D)(E)	253,386	242,314
Series 2020-5, Class A1, 1.373%, 05/25/2065 (D)(E)	274,563	259,283
Series 2021-6, Class A1, 1.458%, 09/25/2066 (D)(E)	920,167	782,479
Barclays Commercial Mortgage Trust Series 2019-C3, Class A3 3.319%, 05/15/2052	188,000	175,176
BBCMS Mortgage Trust
Series 2018-C2, Class ASB, 4.236%, 12/15/2051	375,000	370,527
Series 2022-C16, Class A5, 4.600%, 06/15/2055 (E)	473,000	477,720
BBCMS Trust Series 2022-C17, Class A5 4.441%, 09/15/2055 (A)	812,000	811,194
Benchmark Mortgage Trust
Series 2021-B31, Class A5, 2.669%, 12/15/2054	262,000	226,672
Series 2022-B35, Class A5, 4.594%, 05/15/2055 (E)	1,057,000	1,059,865
Series 2022-B36, Class A5, 4.470%, 07/15/2055 (E)	540,000	539,018
BMO Mortgage Trust Series 2022-C2, Class A5 4.974%, 07/15/2054 (E)	514,000	531,812
Bunker Hill Loan Depositary Trust Series 2019-2, Class A1 2.879%, 07/25/2049 (D)	802,746	762,666
BX Commercial Mortgage Trust
Series 2021-VOLT, Class A (1 month LIBOR + 0.700%), 3.091%, 09/15/2036 (B)(D)	3,519,000	3,399,400
Series 2021-XL2, Class A (1 month LIBOR + 0.689%), 3.080%, 10/15/2038 (B)(D)	1,631,692	1,571,483
CFCRE Commercial Mortgage Trust Series 2017-C8, Class ASB 3.367%, 06/15/2050	500,974	488,384
Citigroup Commercial Mortgage Trust Series 2022-GC48, Class A5 4.743%, 05/15/2054 (E)	1,054,000	1,072,078
COLT Mortgage Loan Trust
Series 2021-2, Class A1, 0.924%, 08/25/2066 (D)(E)	1,184,632	1,009,170
Series 2021-4, Class A1, 1.397%, 10/25/2066 (D)(E)	1,287,859	1,114,637

The accompanying notes are an integral part of the financial statements.	29

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3, 2.822%, 10/15/2045	$139,431	$139,175
Series 2013-CR10, Class A4, 4.210%, 08/10/2046 (E)	45,000	44,849
Series 2013-CR11, Class A4, 4.258%, 08/10/2050	3,182,000	3,169,788
Series 2013-CR6, Class A4, 3.101%, 03/10/2046	2,628,000	2,619,547
Series 2014-UBS4, Class A4, 3.420%, 08/10/2047	1,279,000	1,256,364
Series 2015-LC19, Class A3, 2.922%, 02/10/2048	1,449,744	1,402,661
Series 2015-LC23, Class A3, 3.521%, 10/10/2048	649,000	629,671
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class A2, 3.067%, 06/15/2052	615,000	562,359
Series 2021-C20, Class A3, 2.805%, 03/15/2054	408,000	358,615
EQUS Mortgage Trust Series 2021-EQAZ, Class A (1 month LIBOR + 0.755%) 3.146%, 10/15/2038 (B)(D)	1,388,000	1,342,891
GS Mortgage Securities Trust
Series 2013-GC14, Class A5, 4.243%, 08/10/2046	718,000	715,834
Series 2014-GC18, Class A4, 4.074%, 01/10/2047	1,530,000	1,516,062
Series 2020-GC47, Class A5, 2.377%, 05/12/2053	523,000	452,858
Series 2020-GSA2, Class A4, 1.721%, 12/12/2053	1,786,000	1,461,627
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust Series 2010-1, Class A1 5.314%, 01/25/2051 (D)	1,634,447	1,590,599
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A5, 3.664%, 07/15/2045	1,055,000	1,047,069
Series 2013-C17, Class A4, 4.199%, 01/15/2047	353,000	350,970
Series 2014-C23, Class A4, 3.670%, 09/15/2047	544,163	533,391
Series 2015-C28, Class A3, 2.912%, 10/15/2048	2,793,117	2,686,010
Series 2015-C30, Class A5, 3.822%, 07/15/2048	981,000	959,704
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class A4, 4.166%, 12/15/2046	1,578,000	1,562,141
Series 2016-JP4, Class A3, 3.393%, 12/15/2049	346,000	330,497
Med Trust Series 2021-MDLN, Class A (1 month LIBOR + 0.950%) 3.342%, 11/15/2038 (B)(D)	2,236,000	2,162,128
Mello Warehouse Securitization Trust
Series 2021-1, Class A (1 month LIBOR + 0.700%), 2.324%, 02/25/2055 (B)(D)	820,000	801,039
Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Mello Warehouse Securitization Trust (continued)
Series 2021-2, Class A (1 month LIBOR + 0.750%), 3.194%, 04/25/2055 (B)(D)	$2,244,000	$2,191,899
MFA Trust Series 2021-NQM2, Class A1 1.029%, 11/25/2064 (D)(E)	548,392	485,763
Morgan Stanley Capital I Trust
Series 2020-HR8, Class A3, 1.790%, 07/15/2053	982,000	812,439
Series 2022-L8, Class A5, 3.922%, 04/15/2055 (E)	527,000	498,929
New Residential Mortgage Loan Trust Series 2019-NQM4, Class A1 2.492%, 09/25/2059 (D)(E)	412,117	395,528
NewRez Warehouse Securitization Trust Series 2021-1, Class A (1 month LIBOR + 0.750%) 3.194%, 05/25/2055 (B)(D)	3,312,000	3,263,479
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.275%, 02/25/2050 (D)(E)	159,066	158,219
Series 2020-3, Class A1, 1.486%, 04/25/2065 (D)(E)	673,487	651,901
Series 2020-INV1, Class A1, 1.027%, 11/25/2055 (D)(E)	623,256	577,012
Series 2021-1, Class A1, 1.219%, 05/25/2065 (D)(E)	837,638	781,740
Series 2021-4, Class A1, 1.162%, 08/25/2056 (D)(E)	1,224,530	1,081,333
Verus Securitization Trust
Series 2019-INV2, Class A1, 2.913%, 07/25/2059 (D)(E)	435,318	432,917
Series 2019-INV3, Class A1, 2.692%, 11/25/2059 (D)(E)	703,236	683,357
Series 2020-1, Class A1 (2.417% to 1-25-24, then 3.417% thereafter), 2.417%, 01/25/2060 (D)	163,718	159,443
Series 2020-2, Class A1, 2.226%, 05/25/2060 (D)(E)	420,247	413,632
Series 2020-5, Class A1 (1.218% to 10-25-24, then 2.218% thereafter), 1.218%, 05/25/2065 (D)	312,916	295,110
Series 2021-1, Class A1, 0.815%, 01/25/2066 (D)(E)	1,039,682	931,184
Series 2021-3, Class A1, 1.046%, 06/25/2066 (D)(E)	912,394	808,213
Series 2021-4, Class A1, 0.938%, 07/25/2066 (D)(E)	1,100,484	929,301
Series 2021-5, Class A1, 1.013%, 09/25/2066 (D)(E)	3,897,552	3,411,784
Series 2021-7, Class A1, 1.829%, 10/25/2066 (D)(E)	1,625,219	1,443,808
Series 2021-8, Class A1, 1.824%, 11/25/2066 (D)(E)	1,155,793	1,026,439
Series 2021-R1, Class A1, 0.820%, 10/25/2063 (D)(E)	906,322	849,120
Series 2021-R3, Class A1, 1.020%, 04/25/2064 (D)(E)	593,875	561,985
Visio Trust Series 2020-1R, Class A1 1.312%, 11/25/2055 (D)	701,502	674,240
		66,826,203

The accompanying notes are an integral part of the financial statements.	30

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency – 5.5%
Federal Home Loan Mortgage Corp.
Series 264, Class 30, 3.000%, 07/15/2042	$1,788,773	$1,673,335
Series 4205, Class PA, 1.750%, 05/15/2043	894,275	812,343
Series 4426, Class QC, 1.750%, 07/15/2037	1,395,421	1,311,398
Series 4742, Class PA, 3.000%, 10/15/2047	1,259,517	1,198,863
Series 4763, Class CA, 3.000%, 09/15/2038	288,499	276,032
Series 4767, Class KA, 3.000%, 03/15/2048	474,542	453,863
Series 4846, Class PF (1 month LIBOR + 0.350%), 2.741%, 12/15/2048 (B)	223,030	221,131
Series 4880, Class DA, 3.000%, 05/15/2050	1,859,601	1,777,950
Series 5091, Class AB, 1.500%, 03/25/2051	2,682,269	2,327,642
Series 5119, Class AB, 1.500%, 08/25/2049	597,614	518,621
Series 5178, Class TP, 2.500%, 04/25/2049	1,597,185	1,458,609
Series 5182, Class M, 2.500%, 05/25/2049	992,687	913,838
Series 5201, Class CA, 2.500%, 07/25/2048	1,434,358	1,331,267
Series 5202, Class LA, 2.500%, 05/25/2049	1,467,173	1,344,570
Series 5203, Class G, 2.500%, 11/25/2048	657,964	607,488
Series K144, Class A2, 2.450%, 04/25/2032	1,436,000	1,278,951
Series K145, Class A2, 2.580%, 06/25/2055	1,436,000	1,293,096
Series K146, Class A2, 2.920%, 06/25/2032	2,696,000	2,500,685
Series K147, Class A2, 3.000%, 06/25/2032 (E)	2,696,000	2,517,801
Series KG07, Class A2, 3.123%, 08/25/2032 (E)	1,436,000	1,350,999
Federal National Mortgage Association
Series 1998-61, Class PL, 6.000%, 11/25/2028	123,839	128,786
Series 2012-151, Class NX, 1.500%, 01/25/2043	841,405	757,209
Series 2013-11, Class AP, 1.500%, 01/25/2043	3,512,061	3,226,718
Series 2013-43, Class BP, 1.750%, 05/25/2043	1,141,629	1,037,377
Series 2014-73, Class MA, 2.500%, 11/25/2044	672,014	627,969
Series 2015-84, Class PA, 1.700%, 08/25/2033	3,834,887	3,590,168
Series 2016-48, Class MA, 2.000%, 06/25/2038	3,573,725	3,331,808
Series 2016-57, Class PC, 1.750%, 06/25/2046	6,822,425	6,055,712
Series 2017-13, Class PA, 3.000%, 08/25/2046	868,870	834,061
Series 2017-M7, Class A2, 2.961%, 02/25/2027 (E)	529,534	509,426
Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2018-14, Class KC, 3.000%, 03/25/2048	$1,349,261	$1,290,221
Series 2018-15, Class AB, 3.000%, 03/25/2048	388,983	374,757
Series 2018-8, Class KL, 2.500%, 03/25/2047	910,223	838,559
Series 2019-25, Class PA, 3.000%, 05/25/2048	2,592,788	2,502,979
Series 2019-8, Class GA, 3.000%, 03/25/2049	3,772,388	3,610,398
Series 2020-45, Class JL, 3.000%, 07/25/2040	2,435,997	2,299,676
Series 2020-48, Class AB, 2.000%, 07/25/2050	1,330,394	1,211,535
Series 2020-48, Class DA, 2.000%, 07/25/2050	4,002,026	3,585,990
Series 2021-27, Class EC, 1.500%, 05/25/2051	4,698,935	4,080,919
Series 2021-78, Class ND, 1.500%, 11/25/2051	1,911,197	1,656,773
Series 2021-78, Class PA, 2.500%, 11/25/2051	1,110,478	1,008,012
Series 2022-11, Class A, 2.500%, 07/25/2047	3,068,827	2,879,743
Series 2022-28, Class CA, 2.000%, 01/25/2048	1,208,692	1,115,397
Series 414, Class A35, 3.500%, 10/25/2042	927,396	904,109
Government National Mortgage Association
Series 2012-141, Class WA, 4.527%, 11/16/2041 (E)	297,749	301,392
Series 2017-167, Class BQ, 2.500%, 08/20/2044	873,961	833,778
Series 2018-11, Class PC, 2.750%, 12/20/2047	1,348,883	1,282,398
Series 2019-132, Class NA, 3.500%, 09/20/2049	1,292,037	1,274,660
Series 2019-31, Class JC, 3.500%, 03/20/2049	794,437	777,461
Series 2021-23, Class MG, 1.500%, 02/20/2051	3,795,585	3,356,514
Series 2022-107, Class C, 2.500%, 06/20/2051	4,075,806	3,672,748
Series 2022-31, Class GH, 2.500%, 12/20/2049	3,257,297	3,042,735
Series 2022-84, Class A, 2.500%, 01/20/2052	1,197,279	1,073,895
		88,242,365
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $165,664,121)		$155,068,568
ASSET BACKED SECURITIES – 10.3%
Ally Auto Receivables Trust Series 2022-1, Class A3 3.310%, 11/15/2026	1,404,000	1,390,602
American Express Credit Account Master Trust
Series 2022-2, Class A 3.390%, 05/17/2027	4,811,000	4,753,412
Series 2022-3, Class A 3.750%, 08/16/2027	5,515,000	5,490,644

The accompanying notes are an integral part of the financial statements.	31

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust
Series 2022-1, Class A3 2.450%, 11/18/2026	$459,000	$447,690
Series 2022-2, Class A3 4.380%, 04/18/2028	1,232,000	1,231,933
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A 2.360%, 03/20/2026 (D)	1,054,000	1,002,744
Series 2020-1A, Class A 2.330%, 08/20/2026 (D)	869,000	818,276
Series 2021-2A, Class A 1.660%, 02/20/2028 (D)	2,483,000	2,212,890
Series 2022-3A, Class A 4.620%, 02/20/2027 (D)	2,228,000	2,216,061
Series 2022-4A, Class A 4.770%, 02/20/2029 (D)	1,104,000	1,099,966
BA Credit Card Trust Series 2022-A1, Class A1 3.530%, 11/15/2027	2,338,000	2,316,572
Capital One Multi-Asset Execution Trust
Series 2021-A2, Class A2 1.390%, 07/15/2030	1,746,000	1,511,719
Series 2022-A2, Class A 3.490%, 05/15/2027	1,749,000	1,732,485
Chase Auto Owner Trust Series 2022-AA, Class A4 3.990%, 03/27/2028 (D)	814,000	806,169
College Ave Student Loans LLC
Series 2017-A, Class A1 (1 month LIBOR + 1.650%) 4.094%, 11/26/2046 (B)(D)	541,845	536,645
Series 2018-A, Class A2 4.130%, 12/26/2047 (D)	688,227	660,348
Series 2019-A, Class A2 3.280%, 12/28/2048 (D)	756,195	721,832
Series 2021-A, Class A2 1.600%, 07/25/2051 (D)	925,579	794,228
Discover Card Execution Note Trust Series 2022-A3, Class A3 3.560%, 07/15/2027	6,529,000	6,465,671
Ford Credit Auto Lease Trust
Series 2022-A, Class A3 3.230%, 05/15/2025	2,794,000	2,764,593
Series 2022-A, Class A4 3.370%, 07/15/2025	1,074,000	1,058,500
Ford Credit Auto Owner Trust
Series 2020-2, Class A 1.060%, 04/15/2033 (D)	801,000	725,997
Series 2022-1, Class A 3.880%, 11/15/2034 (D)	3,760,000	3,711,910
Series 2022-A, Class A3 1.290%, 06/15/2026	747,000	715,839
GM Financial Automobile Leasing Trust
Series 2022-2, Class A3 3.420%, 06/20/2025	1,129,000	1,120,620
Series 2022-2, Class A4 3.540%, 05/20/2026	1,237,000	1,221,232
Series 2022-3, Class A4 4.110%, 08/20/2026	1,705,000	1,700,517
GM Financial Consumer Automobile Receivables Trust
Series 2022-2, Class A3 3.100%, 02/16/2027	3,183,000	3,134,281
Series 2022-2, Class A4 3.250%, 04/17/2028	1,698,000	1,662,548
Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
GM Financial Consumer Automobile Receivables Trust (continued)
Series 2022-3, Class A4 3.710%, 12/16/2027	$1,024,000	$1,015,508
Hertz Vehicle Financing LLC
Series 2021-2A, Class A 1.680%, 12/27/2027 (D)	1,441,000	1,284,203
Series 2022-1A, Class A 1.990%, 06/25/2026 (D)	2,942,000	2,734,750
Series 2022-2A, Class A 2.330%, 06/26/2028 (D)	2,613,000	2,343,231
Series 2022-4A, Class A 3.730%, 09/25/2026 (D)	1,680,000	1,630,259
Series 2022-5A, Class A 3.890%, 09/25/2028 (D)	2,644,000	2,518,518
Honda Auto Receivables Owner Trust Series 2022-2, Class A4 3.760%, 12/18/2028	778,000	772,470
Hyundai Auto Receivables Trust
Series 2021-C, Class A4 1.030%, 12/15/2027	963,000	887,307
Series 2022-A, Class A3 2.220%, 10/15/2026	1,779,000	1,716,961
Series 2022-A, Class A4 2.350%, 04/17/2028	606,000	573,346
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month LIBOR + 1.600%) 3.991%, 10/15/2031 (B)(D)	739,000	739,033
Series 2016-AA, Class A2B (1 month LIBOR + 2.150%) 4.541%, 12/15/2045 (B)(D)	212,138	214,694
Series 2020-IA, Class A1A 1.330%, 04/15/2069 (D)	2,577,612	2,322,292
Navient Private Education Refi Loan Trust
Series 2018-A, Class A2 3.190%, 02/18/2042 (D)	334,964	334,235
Series 2018-DA, Class A2A 4.000%, 12/15/2059 (D)	856,939	840,480
Series 2019-CA, Class A2 3.130%, 02/15/2068 (D)	1,630,407	1,579,043
Series 2019-D, Class A2A 3.010%, 12/15/2059 (D)	2,259,366	2,130,206
Series 2019-FA, Class A2 2.600%, 08/15/2068 (D)	1,189,265	1,124,558
Series 2020-BA, Class A2 2.120%, 01/15/2069 (D)	557,764	520,026
Series 2020-EA, Class A 1.690%, 05/15/2069 (D)	160,903	147,536
Series 2020-GA, Class A 1.170%, 09/16/2069 (D)	57,454	52,617
Series 2020-HA, Class A 1.310%, 01/15/2069 (D)	837,438	772,108
Series 2021-A, Class A 0.840%, 05/15/2069 (D)	585,647	526,461
Series 2021-BA, Class A 0.940%, 07/15/2069 (D)	484,260	427,175
Series 2021-CA, Class A 1.060%, 10/15/2069 (D)	127,333	114,047
Series 2021-EA, Class A 0.970%, 12/16/2069 (D)	3,315,575	2,906,938
Series 2021-FA, Class A 1.110%, 02/18/2070 (D)	1,692,967	1,469,850
Series 2021-GA, Class A 1.580%, 04/15/2070 (D)	1,176,965	1,030,086
Series 2022-A, Class A 2.230%, 07/15/2070 (D)	4,175,725	3,805,384

The accompanying notes are an integral part of the financial statements.	32

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Student Loan Trust
Series 2019-BA, Class A2A 3.390%, 12/15/2059 (D)	$1,399,352	$1,358,846
Series 2021-3A, Class A1A 1.770%, 08/25/2070 (D)	1,951,098	1,710,083
Nelnet Student Loan Trust
Series 2004-3, Class A5 (3 month LIBOR + 0.180%) 2.963%, 10/27/2036 (B)	192,779	186,103
Series 2004-4, Class A5 (3 month LIBOR + 0.160%) 2.943%, 01/25/2037 (B)	1,181,997	1,146,155
Series 2005-1, Class A5 (3 month LIBOR + 0.110%) 2.893%, 10/25/2033 (B)	3,426,648	3,339,271
Series 2005-2, Class A5 (3 month LIBOR + 0.100%) 2.196%, 03/23/2037 (B)	3,623,974	3,506,399
Series 2005-3, Class A5 (3 month LIBOR + 0.120%) 2.216%, 12/24/2035 (B)	2,631,906	2,552,065
Series 2005-4, Class A4 (3 month LIBOR + 0.180%) 2.276%, 03/22/2032 (B)	450,996	428,247
Nissan Auto Lease Trust Series 2022-A, Class A3 3.810%, 05/15/2025	2,215,000	2,211,551
PenFed Auto Receivables Owner Trust
Series 2022-A, Class A3 3.960%, 04/15/2026 (D)	1,216,000	1,211,540
Series 2022-A, Class A4 4.180%, 12/15/2028 (D)	598,000	596,271
Santander Drive Auto Receivables Trust
Series 2022-2, Class A3 2.980%, 10/15/2026	3,333,000	3,278,824
Series 2022-3, Class A3 3.400%, 12/15/2026	1,309,000	1,292,372
Series 2022-4, Class A3 4.140%, 02/16/2027	1,697,000	1,687,286
Series 2022-5, Class A3 4.110%, 08/17/2026	1,434,000	1,429,155
SMB Private Education Loan Trust
Series 2016-B, Class A2A 2.430%, 02/17/2032 (D)	152,404	147,940
Series 2016-B, Class A2B (1 month LIBOR + 1.450%) 3.841%, 02/17/2032 (B)(D)	103,842	103,717
Series 2018-C, Class A2A 3.630%, 11/15/2035 (D)	676,984	658,101
Series 2019-A, Class A2A 3.440%, 07/15/2036 (D)	4,012,277	3,892,006
Series 2020-B, Class A1A 1.290%, 07/15/2053 (D)	1,379,333	1,252,629
Series 2020-PTA, Class A2A 1.600%, 09/15/2054 (D)	1,562,765	1,425,511
Series 2020-PTB, Class A2A 1.600%, 09/15/2054 (D)	4,674,390	4,259,396
Series 2021-A, Class APT1 1.070%, 01/15/2053 (D)	3,796,330	3,371,826
Series 2021-B, Class A 1.310%, 07/17/2051 (D)	997,940	906,347
Series 2021-C, Class A2 (1 month LIBOR + 0.800%) 3.191%, 01/15/2053 (B)(D)	2,226,000	2,145,990
Series 2021-D, Class A1A 1.340%, 03/17/2053 (D)	3,167,276	2,870,134
Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SMB Private Education Loan Trust (continued)
Series 2021-E, Class A1A 1.680%, 02/15/2051 (D)	$2,200,909	$2,010,236
Series 2022-A, Class APT 2.850%, 11/16/2054 (D)	1,489,073	1,364,893
Series 2022-C, Class A1A 4.480%, 05/16/2050 (D)	1,156,000	1,144,891
SoFi Professional Loan Program LLC
Series 2017-D, Class A2FX 2.650%, 09/25/2040 (D)	284,781	277,095
Series 2017-E, Class A2B 2.720%, 11/26/2040 (D)	364,272	362,137
Series 2020-C, Class AFX 1.950%, 02/15/2046 (D)	181,469	169,508
Series 2021-A, Class AFX 1.030%, 08/17/2043 (D)	601,349	536,909
Series 2021-B, Class AFX 1.140%, 02/15/2047 (D)	1,355,048	1,165,845
Synchrony Card Funding LLC
Series 2022-A1, Class A 3.370%, 04/15/2028	1,944,000	1,913,395
Series 2022-A2, Class A 3.860%, 07/15/2028	2,015,000	2,004,875
Toyota Auto Loan Extended Note Trust Series 2022-1A, Class A 3.820%, 04/25/2035 (D)	6,059,000	5,983,342
Toyota Auto Receivables Owner Trust
Series 2021-D, Class A3 0.710%, 04/15/2026	529,000	503,864
Series 2022-B, Class A4 3.110%, 08/16/2027	1,267,000	1,231,831
Series 2022-C, Class A4 3.770%, 02/15/2028	1,299,000	1,282,426
Triton Container Finance VIII LLC Series 2020-1A, Class A 2.110%, 09/20/2045 (D)	1,002,826	885,529
Verizon Master Trust
Series 2022-2, Class A 1.530%, 07/20/2028	1,023,000	964,681
Series 2022-4, Class A (3.400% to 6-20-25, then 4.150% thereafter) 3.400%, 11/20/2028	2,260,000	2,225,423
Series 2022-6, Class A 3.670%, 01/22/2029	2,106,000	2,092,532
World Omni Automobile Lease Securitization Trust
Series 2022-A, Class A3 3.210%, 02/18/2025	1,195,000	1,180,359
Series 2022-A, Class A4 3.340%, 06/15/2027	704,000	697,592
TOTAL ASSET BACKED SECURITIES (Cost $173,096,200)		$165,524,374
SHORT-TERM INVESTMENTS – 5.8%
Short-term funds – 5.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (F)	94,053,294	94,053,294
TOTAL SHORT-TERM INVESTMENTS (Cost $94,053,294)		$94,053,294
Total Investments (Core Bond Fund) (Cost $1,879,213,707) – 109.0%		$1,756,635,987
Other assets and liabilities, net – (9.0%)		(144,741,273)
TOTAL NET ASSETS – 100.0%		$1,611,894,714

The accompanying notes are an integral part of the financial statements.	33

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Core Bond Fund (continued)
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $207,331,918 or 12.9% of the fund's net assets as of 8-31-22.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	The rate shown is the annualized seven-day yield as of 8-31-22.
Health Sciences Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 98.6%
Consumer discretionary – 0.2%
Specialty retail – 0.2%
Warby Parker, Inc., Class A (A)	54,212	$681,445
Financials – 0.1%
Capital markets – 0.1%
BCLS Acquisition Corp., Class A (A)	21,428	216,851
Health Sciences Acquisitions Corp. 2 (A)	19,166	188,593
		405,444
Health care – 97.8%
Biotechnology – 26.9%
Aadi Bioscience, Inc. (A)	10,520	142,546
AbbVie, Inc.	35,991	4,839,350
ACADIA Pharmaceuticals, Inc. (A)	33,281	546,807
Adagio Therapeutics, Inc. (A)	23,851	108,761
ADC Therapeutics SA (A)	30,034	204,832
Agios Pharmaceuticals, Inc. (A)	9,345	238,298
Akero Therapeutics, Inc. (A)	128	1,504
Alector, Inc. (A)	15,178	157,092
Allakos, Inc. (A)	21,130	102,481
Allogene Therapeutics, Inc. (A)	46,738	640,778
Alnylam Pharmaceuticals, Inc. (A)	28,136	5,814,867
Apellis Pharmaceuticals, Inc. (A)	22,111	1,337,937
Argenx SE, ADR (A)	17,940	6,778,988
Ascendis Pharma A/S, ADR (A)	16,968	1,519,824
Avidity Biosciences, Inc. (A)	26,926	528,288
BeiGene, Ltd., ADR (A)	3,800	652,308
Bicycle Therapeutics PLC, ADR (A)	7,577	200,412
Biogen, Inc. (A)	6,200	1,211,356
BioMarin Pharmaceutical, Inc. (A)	6,638	592,110
BioNTech SE, ADR	21,706	3,139,556
Blueprint Medicines Corp. (A)	20,134	1,474,211
Burning Rock Biotech, Ltd., ADR (A)	11,762	46,107
C4 Therapeutics, Inc. (A)	22,153	223,302
Celldex Therapeutics, Inc. (A)	11,299	343,490
Centessa Pharmaceuticals PLC, ADR (A)	34,369	149,505
Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Cerevel Therapeutics Holdings, Inc. (A)	36,862	$1,072,684
CRISPR Therapeutics AG (A)	7,107	462,595
Cytokinetics, Inc. (A)	8,863	469,384
Day One Biopharmaceuticals, Inc. (A)	14,310	336,142
Deciphera Pharmaceuticals, Inc. (A)	8,300	134,709
Denali Therapeutics, Inc. (A)	28,310	783,338
Design Therapeutics, Inc. (A)	12,119	245,531
Enanta Pharmaceuticals, Inc. (A)	3,435	209,123
Entrada Therapeutics, Inc. (A)	20,271	256,023
EQRx, Inc. (A)	41,363	202,265
Exact Sciences Corp. (A)	28,283	1,005,461
Exelixis, Inc. (A)	53,271	945,028
Exscientia PLC, ADR (A)	8,984	86,965
Fate Therapeutics, Inc. (A)	22,456	587,000
F-star Therapeutics, Inc. (A)	1,835	12,313
Generation Bio Company (A)	45,593	233,436
Genmab A/S (A)	6,815	2,425,909
Ideaya Biosciences, Inc. (A)	11,068	108,798
IGM Biosciences, Inc. (A)	11,067	214,810
Imago Biosciences, Inc. (A)	15,649	227,380
Immatics NV (A)	5,136	65,535
Immuneering Corp., Class A (A)	37,514	209,328
Immunocore Holdings PLC, ADR (A)	15,841	836,563
Incyte Corp. (A)	27,011	1,902,385
Insmed, Inc. (A)	51,039	1,256,580
Intellia Therapeutics, Inc. (A)	8,225	493,994
Ionis Pharmaceuticals, Inc. (A)	30,492	1,296,520
Iovance Biotherapeutics, Inc. (A)	39,305	421,350
IVERIC bio, Inc. (A)	38,036	374,274
Karuna Therapeutics, Inc. (A)	11,592	2,956,656
Kodiak Sciences, Inc. (A)	17,745	177,627
Kronos Bio, Inc. (A)	2,694	10,776
Kymera Therapeutics, Inc. (A)	16,497	466,370
Legend Biotech Corp., ADR (A)	11,016	512,134
LianBio, ADR (A)	47,800	117,588
Lyell Immunopharma, Inc. (A)	52,703	353,110
MeiraGTx Holdings PLC (A)	14,764	122,541
Mirati Therapeutics, Inc. (A)	8,088	655,371
Moderna, Inc. (A)	32,399	4,285,416
Monte Rosa Therapeutics, Inc. (A)	35,064	277,707
MoonLake Immunotherapeutics (A)	17,736	142,952
Morphic Holding, Inc. (A)	6,757	185,953
Neurocrine Biosciences, Inc. (A)	8,427	881,717
Novavax, Inc. (A)	4,000	132,160
Nurix Therapeutics, Inc. (A)	13,902	218,678
Pardes Biosciences, Inc. (A)	25,338	88,936
Prelude Therapeutics, Inc. (A)	5,546	39,931
Progenics Pharmaceuticals, Inc. (A)(B)	33,200	38,210
Prothena Corp. PLC (A)	15,048	414,873
PTC Therapeutics, Inc. (A)	7,083	353,725
RAPT Therapeutics, Inc. (A)	20,331	543,041
Regeneron Pharmaceuticals, Inc. (A)	11,217	6,517,750
REGENXBIO, Inc. (A)	5,547	163,637
Relay Therapeutics, Inc. (A)	24,361	559,572
Repare Therapeutics, Inc. (A)	3,509	41,827
Replimune Group, Inc. (A)	23,465	447,243
Revolution Healthcare Acquisition Corp. (A)	44,561	437,143
REVOLUTION Medicines, Inc. (A)	25,805	537,518
Rocket Pharmaceuticals, Inc. (A)	11,992	184,797
Sage Therapeutics, Inc. (A)	14,965	563,582
Sana Biotechnology, Inc. (A)	33,016	224,839
Sarepta Therapeutics, Inc. (A)	10,133	1,108,348
Scholar Rock Holding Corp. (A)	43,766	365,008
Seagen, Inc. (A)	8,210	1,266,721

The accompanying notes are an integral part of the financial statements.	34

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Senti Biosciences, Inc. (A)	26,772	$52,473
SpringWorks Therapeutics, Inc. (A)	3,743	103,943
Stoke Therapeutics, Inc. (A)	11,180	168,371
Tenaya Therapeutics, Inc. (A)	22,221	97,550
Twist Bioscience Corp. (A)	10,043	402,925
Ultragenyx Pharmaceutical, Inc. (A)	27,491	1,311,046
uniQure NV (A)	11,690	228,423
Vertex Pharmaceuticals, Inc. (A)	28,650	8,072,424
Voyager Therapeutics, Inc. (A)	18,592	110,994
Xencor, Inc. (A)	18,574	490,168
Zai Lab, Ltd., ADR (A)	10,256	473,930
Zentalis Pharmaceuticals, Inc. (A)	15,693	420,729
		85,196,566
Health care equipment and supplies – 15.8%
Alcon, Inc.	19,600	1,290,522
Align Technology, Inc. (A)	1,441	351,172
AtriCure, Inc. (A)	5,090	232,206
Becton, Dickinson and Company	21,987	5,549,959
DexCom, Inc. (A)	22,426	1,843,641
Hologic, Inc. (A)	58,985	3,985,027
Inari Medical, Inc. (A)	6,860	475,741
Insulet Corp. (A)	8,066	2,060,621
Intuitive Surgical, Inc. (A)	44,432	9,141,440
iRhythm Technologies, Inc. (A)	7,599	1,120,473
Lantheus Holdings, Inc. (A)	10,655	839,614
Medtronic PLC	5,700	501,144
Nevro Corp. (A)	5,973	270,696
Novocure, Ltd. (A)	27,774	2,281,079
Penumbra, Inc. (A)	12,554	2,060,990
PROCEPT BioRobotics Corp. (A)	15,489	626,995
QuidelOrtho Corp. (A)	13,214	1,047,342
Shockwave Medical, Inc. (A)	17,086	5,072,150
STERIS PLC	5,359	1,079,195
Stryker Corp.	31,526	6,469,135
Teleflex, Inc.	7,221	1,633,823
The Cooper Companies, Inc.	4,433	1,274,222
Zimmer Biomet Holdings, Inc.	8,294	881,818
		50,089,005
Health care providers and services – 20.7%
Acadia Healthcare Company, Inc. (A)	2,800	229,404
agilon health, Inc. (A)	12,703	263,968
Alignment Healthcare, Inc. (A)	31,904	485,260
Centene Corp. (A)	86,775	7,787,189
Cigna Corp.	14,568	4,129,300
Elevance Health, Inc.	18,762	9,101,634
Guardant Health, Inc. (A)	21,321	1,067,329
HCA Healthcare, Inc.	10,575	2,092,475
Humana, Inc.	14,661	7,063,377
Molina Healthcare, Inc. (A)	14,616	4,931,000
Oak Street Health, Inc. (A)	13,337	349,429
Option Care Health, Inc. (A)	16,947	524,679
Sema4 Holdings Corp. (A)	32,652	33,305
Surgery Partners, Inc. (A)	11,339	312,163
UnitedHealth Group, Inc.	52,160	27,088,242
		65,458,754
Health care technology – 1.7%
Certara, Inc. (A)	19,568	306,631
Doximity, Inc., Class A (A)	36,124	1,198,956
M3, Inc.	9,000	288,287
Sophia Genetics SA (A)	31,768	104,517
Veeva Systems, Inc., Class A (A)	18,297	3,646,958
		5,545,349
Life sciences tools and services – 16.8%
10X Genomics, Inc., Class A (A)	21,238	700,642
Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Adaptive Biotechnologies Corp. (A)	23,474	$209,388
Agilent Technologies, Inc.	43,386	5,564,255
Avantor, Inc. (A)	90,298	2,249,323
Bio-Techne Corp.	2,544	844,125
Bruker Corp.	38,937	2,180,472
Charles River Laboratories International, Inc. (A)	5,155	1,058,064
Danaher Corp.	47,861	12,918,163
Evotec SE (A)	13,450	295,678
Illumina, Inc. (A)	2,650	534,346
IQVIA Holdings, Inc. (A)	1,600	340,256
Lonza Group AG	1,047	558,386
Maravai LifeSciences Holdings, Inc., Class A (A)	10,070	210,161
Mettler-Toledo International, Inc. (A)	997	1,208,823
Olink Holding AB, ADR (A)	46,003	696,485
Pacific Biosciences of California, Inc. (A)	56,343	330,170
Quanterix Corp. (A)	10,777	100,765
Rapid Micro Biosystems, Inc., Class A (A)	18,669	62,168
Repligen Corp. (A)	4,395	964,131
Seer, Inc. (A)	31,895	322,140
SomaLogic, Inc. (A)	78,435	288,641
Thermo Fisher Scientific, Inc.	30,666	16,722,783
Waters Corp. (A)	3,493	1,043,010
West Pharmaceutical Services, Inc.	11,374	3,374,552
Wuxi Biologics Cayman, Inc. (A)(C)	68,000	599,903
		53,376,830
Pharmaceuticals – 15.9%
Arvinas, Inc. (A)	11,764	498,088
Astellas Pharma, Inc.	42,500	602,556
AstraZeneca PLC, ADR	159,841	9,970,882
Bayer AG	10,960	579,652
Catalent, Inc. (A)	19,401	1,707,288
CinCor Pharma, Inc. (A)	16,923	571,490
Daiichi Sankyo Company, Ltd.	107,200	3,221,552
DICE Therapeutics, Inc. (A)	15,274	239,802
Eisai Company, Ltd.	7,600	309,876
Elanco Animal Health, Inc. (A)	19,560	295,943
Eli Lilly & Company	41,309	12,443,510
Longboard Pharmaceuticals, Inc. (A)	9,431	31,594
Merck & Company, Inc.	73,990	6,315,786
Nuvation Bio, Inc. (A)	11,900	33,320
Pfizer, Inc.	174,627	7,898,379
Pliant Therapeutics, Inc. (A)	6,834	131,760
Relmada Therapeutics, Inc. (A)	2,900	84,506
Roche Holding AG	6,592	2,124,215
Royalty Pharma PLC, Class A	33,182	1,387,339
Theseus Pharmaceuticals, Inc. (A)	25,222	172,014
Tricida, Inc. (A)	4,267	53,423
Viatris, Inc.	23,200	221,560
Zoetis, Inc.	9,348	1,463,242
		50,357,777
		310,024,281
Industrials – 0.3%
Industrial conglomerates – 0.3%
General Electric Company	12,743	935,846
Information technology – 0.1%
Electronic equipment, instruments and components – 0.1%
Shimadzu Corp.	8,200	239,490
Materials – 0.1%
Chemicals – 0.1%
Ginkgo Bioworks Holdings, Inc. (A)	91,101	245,062
TOTAL COMMON STOCKS (Cost $234,344,631)		$312,531,568

The accompanying notes are an integral part of the financial statements.	35

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Health Sciences Fund (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES – 0.7%
Health care – 0.7%
Health care equipment and supplies – 0.7%
Sartorius AG	5,155	$2,147,703
TOTAL PREFERRED SECURITIES (Cost $970,917)		$2,147,703
WARRANTS – 0.0%
EQRx, Inc. (Expiration Date: 12-20-26; Strike Price: $11.50) (A)	6,524	6,002
Sema4 Holdings Corp. (Expiration Date: 9-24-27; Strike Price: $11.50) (A)	7,150	1,723
SomaLogic, Inc. (Expiration Date: 8-31-26; Strike Price: $11.50) (A)	2,900	1,798
TOTAL WARRANTS (Cost $42,435)		$9,523
SHORT-TERM INVESTMENTS – 0.5%
Short-term funds – 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (D)	1,364,619	1,364,619
T. Rowe Price Government Reserve Fund, 2.3595% (D)	296,487	296,487
TOTAL SHORT-TERM INVESTMENTS (Cost $1,661,106)		$1,661,106
Total Investments (Health Sciences Fund) (Cost $237,019,089) – 99.8%		$316,349,900
Other assets and liabilities, net – 0.2%		583,867
TOTAL NET ASSETS – 100.0%		$316,933,767
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 8-31-22.
High Yield Fund
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 0.7%
Argentina – 0.3%
Provincia de Buenos Aires 3.900%, (3.900% to 9-1-22, then 5.250% to 9-1-23, then 6.375% to 9-1-24, then 6.625% thereafter), 09/01/2037 (A)		$968,484	$337,022
Republic of Argentina
0.500%, (0.500% to 7-9-23, then 0.750% to 7-9-27, then 1.750% thereafter), 07/09/2030		716,203	170,098
1.000%, 07/09/2029		54,775	12,708
1.500%, (1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter), 07/09/2035		476,895	107,240
			627,068
Brazil – 0.4%
Federative Republic of Brazil 10.000%, 01/01/2023 to 01/01/2027	BRL	4,175,000	800,987
High Yield Fund (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia – 0.0%
Republic of Indonesia 8.375%, 03/15/2034	IDR	543,000,000	$39,767
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,467,890)			$1,467,822
CORPORATE BONDS – 81.6%
Communication services – 11.2%
Accelerate360 Holdings LLC 8.000%, 03/01/2028 (A)		$873,000	936,293
Allen Media LLC 10.500%, 02/15/2028 (A)		1,860,000	939,300
Altice Financing SA 5.750%, 08/15/2029 (A)		1,050,000	845,771
Altice France Holding SA 10.500%, 05/15/2027 (A)		770,000	664,294
Altice France SA 5.125%, 07/15/2029 (A)		630,000	478,586
AMC Entertainment Holdings, Inc. 7.500%, 02/15/2029 (A)		780,000	670,800
AMC Entertainment Holdings, Inc. 10.000%, 06/15/2026 (A)		570,000	458,138
CCO Holdings LLC
4.250%, 01/15/2034 (A)		1,440,000	1,096,358
4.500%, 05/01/2032		1,740,000	1,411,975
4.750%, 02/01/2032 (A)		710,000	587,312
Clear Channel Outdoor Holdings, Inc. 7.500%, 06/01/2029 (A)		930,000	747,697
CSC Holdings LLC
4.500%, 11/15/2031 (A)		330,000	264,736
5.000%, 11/15/2031 (A)		430,000	306,696
5.750%, 01/15/2030 (A)		660,000	511,130
6.500%, 02/01/2029 (A)		900,000	828,212
Directv Financing LLC 5.875%, 08/15/2027 (A)		800,000	732,000
DISH DBS Corp.
5.125%, 06/01/2029		1,020,000	604,350
5.750%, 12/01/2028 (A)		1,210,000	929,119
7.750%, 07/01/2026		1,900,000	1,497,998
Gannett Holdings LLC 6.000%, 11/01/2026 (A)		860,000	670,800
iHeartCommunications, Inc.
4.750%, 01/15/2028 (A)		30,000	25,745
5.250%, 08/15/2027 (A)		780,000	699,773
Match Group Holdings II LLC
3.625%, 10/01/2031 (A)		560,000	438,054
4.625%, 06/01/2028 (A)		440,000	391,600
News Corp. 3.875%, 05/15/2029 (A)		400,000	348,000
Playtika Holding Corp. 4.250%, 03/15/2029 (A)		700,000	597,030
Sprint Capital Corp. 8.750%, 03/15/2032		1,050,000	1,267,581
Switch, Ltd. 4.125%, 06/15/2029 (A)		350,000	349,124
Time Warner Cable LLC 7.300%, 07/01/2038		400,000	410,919
UPC Holding BV 5.500%, 01/15/2028 (A)		400,000	342,550
Urban One, Inc. 7.375%, 02/01/2028 (A)		660,000	592,350
Viavi Solutions, Inc. 3.750%, 10/01/2029 (A)		370,000	317,489
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (A)		550,000	489,264

The accompanying notes are an integral part of the financial statements.	36

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

High Yield Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Virgin Media Vendor Financing Notes IV DAC 5.000%, 07/15/2028 (A)		$510,000	$435,563
Vmed O2 UK Financing I PLC 4.750%, 07/15/2031 (A)		500,000	411,563
ZipRecruiter, Inc. 5.000%, 01/15/2030 (A)		430,000	356,900
ZoomInfo Technologies LLC 3.875%, 02/01/2029 (A)		800,000	692,987
			23,348,057
Consumer discretionary – 16.5%
Academy, Ltd. 6.000%, 11/15/2027 (A)		650,000	606,769
Adtalem Global Education, Inc. 5.500%, 03/01/2028 (A)		709,000	673,550
American Axle & Manufacturing, Inc. 5.000%, 10/01/2029 (B)		1,000,000	842,085
American News Company LLC 8.500%, (8.500% Cash or 10.000% PIK), 09/01/2026 (A)		651,892	736,638
Bath & Body Works, Inc.
5.250%, 02/01/2028		850,000	761,719
6.625%, 10/01/2030 (A)		340,000	308,876
9.375%, 07/01/2025 (A)		370,000	391,421
Bed Bath & Beyond, Inc. 5.165%, 08/01/2044		950,000	194,750
Boyne USA, Inc. 4.750%, 05/15/2029 (A)		680,000	604,804
Caesars Entertainment, Inc.
4.625%, 10/15/2029 (A)		560,000	450,433
6.250%, 07/01/2025 (A)		500,000	488,205
Carnival Corp.
5.750%, 03/01/2027 (A)		920,000	715,300
6.000%, 05/01/2029 (A)		620,000	470,053
Carnival Corp. 10.500%, 06/01/2030 (A)		590,000	539,850
Carriage Purchaser, Inc. 7.875%, 10/15/2029 (A)		980,000	764,338
Carriage Services, Inc. 4.250%, 05/15/2029 (A)		920,000	781,991
Carrols Restaurant Group, Inc. 5.875%, 07/01/2029 (A)		470,000	352,541
Dornoch Debt Merger Sub, Inc. 6.625%, 10/15/2029 (A)		550,000	429,000
Empire Communities Corp. 7.000%, 12/15/2025 (A)		900,000	773,865
Fertitta Entertainment LLC
4.625%, 01/15/2029 (A)		860,000	749,430
6.750%, 01/15/2030 (A)		330,000	269,095
Fontainebleau Las Vegas Holdings LLC 10.250%, 06/15/2015 (A)(C)		2,983,778	298
Foot Locker, Inc. 4.000%, 10/01/2029 (A)		800,000	652,000
Ford Motor Company
3.250%, 02/12/2032		530,000	413,978
6.100%, 08/19/2032		1,370,000	1,334,038
Ford Motor Credit Company LLC
4.000%, 11/13/2030		1,430,000	1,194,593
4.950%, 05/28/2027		430,000	403,695
5.113%, 05/03/2029		1,160,000	1,072,043
Full House Resorts, Inc. 8.250%, 02/15/2028 (A)		1,110,000	1,012,875
Marston's Issuer PLC 4.080%, (SONIA + 2.669%), 07/16/2035 (D)	GBP	380,000	344,316
High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Melco Resorts Finance, Ltd. 5.375%, 12/04/2029 (A)	$650,000	$421,424
NCL Corp., Ltd.
5.875%, 03/15/2026 to 02/15/2027 (A)	2,770,000	2,403,073
7.750%, 02/15/2029 (A)	800,000	649,675
NMG Holding Company, Inc. 7.125%, 04/01/2026 (A)	680,000	636,187
PetSmart, Inc. 7.750%, 02/15/2029 (A)	250,000	235,623
Rent-A-Center, Inc. 6.375%, 02/15/2029 (A)(B)	930,000	785,552
Royal Caribbean Cruises, Ltd. 5.500%, 08/31/2026 (A)	840,000	671,446
Royal Caribbean Cruises, Ltd. 11.625%, 08/15/2027 (A)	660,000	646,906
Sands China, Ltd. 5.900%, 08/08/2028	200,000	171,000
Sizzling Platter LLC 8.500%, 11/28/2025 (A)	460,000	414,000
Speedway Motorsports LLC 4.875%, 11/01/2027 (A)	590,000	518,720
StoneMor, Inc. 8.500%, 05/15/2029 (A)	1,060,000	922,200
Sugarhouse HSP Gaming Prop Mezz LP 5.875%, 05/15/2025 (A)	380,000	352,035
The Michaels Companies, Inc.
5.250%, 05/01/2028 (A)	440,000	337,348
7.875%, 05/01/2029 (A)	1,240,000	824,600
TopBuild Corp. 3.625%, 03/15/2029 (A)	400,000	336,412
Viking Cruises, Ltd.
5.875%, 09/15/2027 (A)	310,000	250,021
7.000%, 02/15/2029 (A)(B)	1,590,000	1,275,301
Viking Cruises, Ltd. 13.000%, 05/15/2025 (A)	1,000,000	1,049,114
VOC Escrow, Ltd. 5.000%, 02/15/2028 (A)	700,000	591,500
WW International, Inc. 4.500%, 04/15/2029 (A)	1,000,000	624,515
Wynn Macau, Ltd.
5.125%, 12/15/2029 (A)	300,000	208,704
5.625%, 08/26/2028 (A)	1,690,000	1,183,000
Wynn Resorts Finance LLC 7.750%, 04/15/2025 (A)	450,000	448,499
		34,289,404
Consumer staples – 0.8%
Darling Ingredients, Inc. 6.000%, 06/15/2030 (A)	350,000	350,441
Simmons Foods, Inc. 4.625%, 03/01/2029 (A)	820,000	725,274
Triton Water Holdings, Inc. 6.250%, 04/01/2029 (A)	820,000	672,564
		1,748,279
Energy – 12.3%
Apache Corp. 7.750%, 12/15/2029	320,000	337,600
Berry Petroleum Company LLC 7.000%, 02/15/2026 (A)	1,590,000	1,494,123
Blue Racer Midstream LLC
6.625%, 07/15/2026 (A)	1,100,000	1,041,271
7.625%, 12/15/2025 (A)	150,000	149,250
Cheniere Energy Partners LP 4.000%, 03/01/2031	650,000	569,563
Chesapeake Energy Corp. 5.500%, 02/01/2026 (A)	90,000	86,696

The accompanying notes are an integral part of the financial statements.	37

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Chord Energy Corp. 6.375%, 06/01/2026 (A)	$900,000	$873,000
CNX Midstream Partners LP 4.750%, 04/15/2030 (A)	990,000	835,748
Colgate Energy Partners III LLC 5.875%, 07/01/2029 (A)	1,500,000	1,390,140
Comstock Resources, Inc. 5.875%, 01/15/2030 (A)	500,000	457,457
DCP Midstream Operating LP
6.450%, 11/03/2036 (A)	310,000	312,536
6.750%, 09/15/2037 (A)	750,000	795,915
Earthstone Energy Holdings LLC 8.000%, 04/15/2027 (A)	180,000	175,388
Endeavor Energy Resources LP 5.750%, 01/30/2028 (A)	50,000	49,320
Energy Transfer LP 6.500%, (6.500% to 11-15-26, then 5 Year CMT + 5.694%), 11/15/2026 (E)	230,000	212,351
EQM Midstream Partners LP
4.750%, 01/15/2031 (A)	240,000	207,566
5.500%, 07/15/2028	620,000	566,841
6.500%, 07/01/2027 (A)	490,000	472,972
6.500%, 07/15/2048	1,750,000	1,484,823
7.500%, 06/01/2030 (A)	360,000	357,412
Hilcorp Energy I LP 6.250%, 04/15/2032 (A)	670,000	600,549
Howard Midstream Energy Partners LLC 6.750%, 01/15/2027 (A)	810,000	732,859
MEG Energy Corp.
5.875%, 02/01/2029 (A)	350,000	325,500
7.125%, 02/01/2027 (A)	830,000	838,715
Nabors Industries, Ltd. 7.250%, 01/15/2026 (A)	610,000	554,630
Neptune Energy Bondco PLC 6.625%, 05/15/2025 (A)	340,000	328,186
Northern Oil and Gas, Inc. 8.125%, 03/01/2028 (A)	1,140,000	1,094,400
Occidental Petroleum Corp.
4.100%, 02/15/2047	160,000	133,223
4.400%, 04/15/2046	240,000	208,200
6.600%, 03/15/2046	520,000	572,361
8.875%, 07/15/2030	900,000	1,051,380
Penn Virginia Holdings LLC 9.250%, 08/15/2026 (A)	1,730,000	1,698,514
Petrobras Global Finance BV
5.750%, 02/01/2029	40,000	40,015
6.850%, 06/05/2115	580,000	505,470
Range Resources Corp.
4.750%, 02/15/2030 (A)	600,000	555,906
8.250%, 01/15/2029	800,000	839,760
Southwestern Energy Company 4.750%, 02/01/2032	640,000	570,472
Summit Midstream Holdings LLC 8.500%, 10/15/2026 (A)	430,000	416,468
Tallgrass Energy Partners LP 6.000%, 12/31/2030 (A)	800,000	700,211
Venture Global Calcasieu Pass LLC 3.875%, 11/01/2033 (A)	720,000	598,201
Western Midstream Operating LP 5.500%, 08/15/2048 to 02/01/2050	1,530,000	1,329,407
		25,564,399
Financials – 9.8%
Acuris Finance U.S., Inc. 5.000%, 05/01/2028 (A)	350,000	293,125
High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
AFC Gamma, Inc. 5.750%, 05/01/2027 (A)	$720,000	$607,928
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/2029 (A)	700,000	567,000
Barclays PLC 8.000%, (8.000% to 6-15-24, then 5 Year CMT + 5.672%), 06/15/2024 (E)	400,000	393,140
BNP Paribas SA 7.375%, (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%), 08/19/2025 (A)(E)	820,000	824,434
Burford Capital Global Finance LLC
6.250%, 04/15/2028 (A)	700,000	620,276
6.875%, 04/15/2030 (A)	630,000	556,280
Coinbase Global, Inc. 3.625%, 10/01/2031 (A)	720,000	438,361
Credit Agricole SA 8.125%, (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%), 12/23/2025 (A)(E)	400,000	409,034
Credit Suisse Group AG
6.375%, (6.375% to 8-21-26, then 5 Year CMT + 4.822%), 08/21/2026 (A)(E)	1,350,000	1,055,698
6.537%, (6.537% to 8-12-32, then SOFR + 3.920%), 08/12/2033 (A)	580,000	553,840
9.750%, (9.750% to 6-23-27, then 5 Year CMT + 6.383%), 06/23/2027 (A)(E)	690,000	696,900
FirstCash, Inc.
4.625%, 09/01/2028 (A)	930,000	805,253
5.625%, 01/01/2030 (A)	320,000	286,400
Global Aircraft Leasing Company, Ltd. 6.500%, (6.500% Cash or 7.250% PIK), 09/15/2024 (A)	2,619,701	2,119,372
Highlands Holdings Bond Issuer, Ltd. 7.625%, (7.625% Cash or 8.375% PIK), 10/15/2025 (A)	1,177,637	1,127,587
Intesa Sanpaolo SpA 4.198%, (4.198% to 6-1-31, then 1 Year CMT + 2.600%), 06/01/2032 (A)	640,000	465,679
Jane Street Group 4.500%, 11/15/2029 (A)	440,000	398,680
Ladder Capital Finance Holdings LLLP
4.250%, 02/01/2027 (A)	230,000	201,194
4.750%, 06/15/2029 (A)	490,000	415,201
LD Holdings Group LLC
6.125%, 04/01/2028 (A)	820,000	435,515
6.500%, 11/01/2025 (A)	760,000	436,666
Lloyds Banking Group PLC 6.750%, (6.750% to 6-27-26, then 5 Year CMT + 4.815%), 06/27/2026 (E)	610,000	588,955
Midcap Financial Issuer Trust
5.625%, 01/15/2030 (A)	450,000	343,341
6.500%, 05/01/2028 (A)	590,000	505,925
NMI Holdings, Inc. 7.375%, 06/01/2025 (A)	800,000	808,192
Rocket Mortgage LLC
3.875%, 03/01/2031 (A)	860,000	671,009
4.000%, 10/15/2033 (A)	890,000	663,146
Ryan Specialty Group LLC 4.375%, 02/01/2030 (A)	670,000	603,838
StoneX Group, Inc. 8.625%, 06/15/2025 (A)	640,000	651,200

The accompanying notes are an integral part of the financial statements.	38

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
UBS Group AG 7.000%, (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%), 01/31/2024 (A)(E)	$1,170,000	$1,142,841
UniCredit SpA 5.459%, (5.459% to 6-30-30, then 5 Year CMT + 4.750%), 06/30/2035 (A)	790,000	623,770
		20,309,780
Health care – 6.0%
AdaptHealth LLC
4.625%, 08/01/2029 (A)	650,000	541,268
5.125%, 03/01/2030 (A)	800,000	683,000
Akumin, Inc. 7.000%, 11/01/2025 (A)	1,000,000	849,410
Bausch Health Companies, Inc.
5.250%, 01/30/2030 (A)	200,000	74,000
6.125%, 02/01/2027 (A)	460,000	340,400
6.250%, 02/15/2029 (A)	2,081,000	785,578
Cano Health LLC 6.250%, 10/01/2028 (A)	570,000	511,918
Community Health Systems, Inc.
6.125%, 04/01/2030 (A)	500,000	309,850
6.875%, 04/15/2029 (A)	1,240,000	775,000
Medline Borrower LP
3.875%, 04/01/2029 (A)	510,000	432,225
5.250%, 10/01/2029 (A)	740,000	621,911
Minerva Merger Sub, Inc. 6.500%, 02/15/2030 (A)	1,160,000	984,881
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (A)(C)	1,870,000	1,589,425
Radiology Partners, Inc. 9.250%, 02/01/2028 (A)	700,000	521,634
RegionalCare Hospital Partners Holdings, Inc. 9.750%, 12/01/2026 (A)	600,000	571,713
Tenet Healthcare Corp. 4.625%, 06/15/2028 (A)	700,000	636,297
Teva Pharmaceutical Finance Company LLC 6.150%, 02/01/2036	400,000	359,953
Teva Pharmaceutical Finance Netherlands III BV 5.125%, 05/09/2029	1,600,000	1,398,374
U.S. Renal Care, Inc. 10.625%, 07/15/2027 (A)	1,230,000	581,489
		12,568,326
Industrials – 12.4%
Advanced Drainage Systems, Inc. 6.375%, 06/15/2030 (A)	430,000	416,034
Air Canada 3.875%, 08/15/2026 (A)	580,000	517,549
Allied Universal Holdco LLC
4.625%, 06/01/2028 (A)	800,000	670,348
6.000%, 06/01/2029 (A)	610,000	452,739
6.625%, 07/15/2026 (A)	500,000	468,145
Alta Equipment Group, Inc. 5.625%, 04/15/2026 (A)	800,000	694,000
American Airlines, Inc.
5.500%, 04/20/2026 (A)	200,000	190,256
5.750%, 04/20/2029 (A)	1,040,000	938,850
Anagram International, Inc. 10.000%, (0.000% Cash and 10.000% PIK), 08/15/2026 (A)	91,487	89,657
ATS Automation Tooling Systems, Inc. 4.125%, 12/15/2028 (A)	460,000	404,017
High Yield Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Brundage-Bone Concrete Pumping Holdings, Inc. 6.000%, 02/01/2026 (A)		$680,000	$615,801
CoreCivic, Inc. 8.250%, 04/15/2026		1,550,000	1,532,316
Covanta Holding Corp. 4.875%, 12/01/2029 (A)		670,000	565,313
Delta Air Lines, Inc. 4.750%, 10/20/2028 (A)		660,000	630,522
Doman Building Materials Group, Ltd. 5.250%, 05/15/2026 (A)	CAD	340,000	223,608
Foundation Building Materials, Inc. 6.000%, 03/01/2029 (A)		$690,000	556,691
GEO Group, Inc. 10.500%, 06/30/2028		360,000	342,420
H&E Equipment Services, Inc. 3.875%, 12/15/2028 (A)		800,000	675,904
Hawaiian Brand Intellectual Property, Ltd. 5.750%, 01/20/2026 (A)		600,000	547,671
Legends Hospitality Holding Company LLC 5.000%, 02/01/2026 (A)		1,000,000	912,500
Madison IAQ LLC 5.875%, 06/30/2029 (A)		1,000,000	822,640
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (A)		550,000	551,375
MIWD Holdco II LLC 5.500%, 02/01/2030 (A)		1,120,000	919,831
Park-Ohio Industries, Inc. 6.625%, 04/15/2027		360,000	298,800
PGT Innovations, Inc. 4.375%, 10/01/2029 (A)		470,000	397,543
PM General Purchaser LLC 9.500%, 10/01/2028 (A)		710,000	615,017
Prime Security Services Borrower LLC 6.250%, 01/15/2028 (A)		1,180,000	1,038,910
Resideo Funding, Inc. 4.000%, 09/01/2029 (A)		700,000	587,575
Roller Bearing Company of America, Inc. 4.375%, 10/15/2029 (A)		980,000	879,550
Spirit Loyalty Cayman, Ltd. 8.000%, 09/20/2025 (A)		342,000	347,359
SRM Escrow Issuer LLC 6.000%, 11/01/2028 (A)		1,000,000	907,100
The ADT Security Corp. 4.125%, 08/01/2029 (A)		340,000	291,968
Titan International, Inc. 7.000%, 04/30/2028		520,000	494,000
TransDigm, Inc. 4.625%, 01/15/2029		720,000	608,846
United Airlines 2020-1 Class B Pass Through Trust 4.875%, 01/15/2026		246,760	232,983
United Airlines, Inc.
4.375%, 04/15/2026 (A)		140,000	127,645
4.625%, 04/15/2029 (A)		1,400,000	1,228,500
United Rentals North America, Inc.
3.875%, 02/15/2031		560,000	484,204
5.250%, 01/15/2030		1,260,000	1,191,960
Vertiv Group Corp. 4.125%, 11/15/2028 (A)		1,010,000	873,650
VistaJet Malta Finance PLC 6.375%, 02/01/2030 (A)		880,000	756,800

The accompanying notes are an integral part of the financial statements.	39

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
XPO CNW, Inc. 6.700%, 05/01/2034	$740,000	$714,789
		25,815,386
Information technology – 3.7%
Bread Financial Holdings, Inc. 4.750%, 12/15/2024 (A)	600,000	531,591
CA Magnum Holdings 5.375%, 10/31/2026 (A)	430,000	388,075
Central Parent, Inc. 7.250%, 06/15/2029 (A)	770,000	737,360
Clarivate Science Holdings Corp. 4.875%, 07/01/2029 (A)	320,000	264,512
CommScope, Inc.
4.750%, 09/01/2029 (A)	710,000	604,175
8.250%, 03/01/2027 (A)	1,800,000	1,542,627
Elastic NV 4.125%, 07/15/2029 (A)	750,000	634,673
Helios Software Holdings, Inc. 4.625%, 05/01/2028 (A)	830,000	662,581
Paysafe Finance PLC 4.000%, 06/15/2029 (A)	1,010,000	754,975
Rackspace Technology Global, Inc. 3.500%, 02/15/2028 (A)	900,000	649,998
Vericast Corp. 11.000%, 09/15/2026 (A)	860,000	859,054
		7,629,621
Materials – 4.9%
ARD Finance SA 6.500%, (6.500% Cash or 7.250% PIK), 06/30/2027 (A)	500,000	387,780
Ardagh Metal Packaging Finance USA LLC
4.000%, 09/01/2029 (A)	1,000,000	810,000
6.000%, 06/15/2027 (A)	380,000	372,491
Ardagh Packaging Finance PLC 5.250%, 08/15/2027 (A)	720,000	520,463
Canpack SA 3.875%, 11/15/2029 (A)	410,000	332,108
Cascades, Inc. 5.375%, 01/15/2028 (A)	600,000	540,342
First Quantum Minerals, Ltd.
6.875%, 03/01/2026 to 10/15/2027 (A)	2,320,000	2,216,380
7.500%, 04/01/2025 (A)	246,000	242,126
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	2,000,000	1,800,448
Hudbay Minerals, Inc.
4.500%, 04/01/2026 (A)	250,000	226,875
6.125%, 04/01/2029 (A)	870,000	765,810
LSF11 A5 HoldCo LLC 6.625%, 10/15/2029 (A)	700,000	589,617
Midwest Vanadium Proprietary, Ltd. 13.250%, 02/15/2018 (A)(C)	1,951,648	3,903
Northwest Acquisitions ULC 7.125%, 11/01/2022 (A)(C)	1,140,000	11
Olin Corp. 5.000%, 02/01/2030	560,000	508,210
Pactiv LLC 8.375%, 04/15/2027	30,000	27,980
Summit Materials LLC 5.250%, 01/15/2029 (A)	870,000	782,552
		10,127,096
Real estate – 3.1%
Diversified Healthcare Trust
4.375%, 03/01/2031	500,000	343,125
High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Diversified Healthcare Trust (continued)
4.750%, 02/15/2028	$800,000	$590,751
9.750%, 06/15/2025	340,000	334,237
Five Point Operating Company LP 7.875%, 11/15/2025 (A)	640,000	558,850
Forestar Group, Inc.
3.850%, 05/15/2026 (A)	580,000	492,826
5.000%, 03/01/2028 (A)	420,000	348,705
IIP Operating Partnership LP 5.500%, 05/25/2026	1,160,000	1,033,215
Iron Mountain Information Management Services, Inc. 5.000%, 07/15/2032 (A)	570,000	473,161
MPT Operating Partnership LP
3.500%, 03/15/2031	300,000	224,898
4.625%, 08/01/2029	250,000	212,987
Service Properties Trust 5.500%, 12/15/2027	640,000	553,690
The GEO Group, Inc. 6.000%, 04/15/2026	1,500,000	1,196,861
		6,363,306
Utilities – 0.9%
Suburban Propane Partners LP 5.000%, 06/01/2031 (A)	460,000	406,210
Sunnova Energy Corp. 5.875%, 09/01/2026 (A)(B)	1,310,000	1,208,475
Superior Plus LP 4.500%, 03/15/2029 (A)	340,000	299,815
		1,914,500
TOTAL CORPORATE BONDS (Cost $202,928,396)		$169,678,154
CONVERTIBLE BONDS – 1.1%
Communication services – 0.4%
DISH Network Corp. 3.375%, 08/15/2026	1,050,000	755,539
Liberty TripAdvisor Holdings, Inc. 0.500%, 06/30/2051 (A)	110,000	80,905
		836,444
Consumer discretionary – 0.3%
DraftKings Holdings, Inc. 7.371%, 03/15/2028 (F)	780,000	523,035
Liberty Latin America, Ltd. 2.000%, 07/15/2024	90,000	79,088
		602,123
Financials – 0.2%
Blackstone Mortgage Trust, Inc. 5.500%, 03/15/2027	450,000	415,688
Industrials – 0.2%
Spirit Airlines, Inc. 1.000%, 05/15/2026	500,000	436,500
TOTAL CONVERTIBLE BONDS (Cost $2,798,480)		$2,290,755
TERM LOANS (G) – 5.7%
Consumer discretionary – 1.5%
Adtalem Global Education, Inc., 2021 Term Loan B (1 month LIBOR + 4.000%) 6.368%, 08/12/2028	449,776	444,716
Equinox Holdings, Inc. , 2020 Term Loan B2 (3 month LIBOR + 9.000%) 11.250%, 03/08/2024	411,600	362,208

The accompanying notes are an integral part of the financial statements.	40

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (G) (continued)
Consumer discretionary (continued)
First Brands Group LLC, 2021 Term Loan (3 month SOFR + 5.000%) 8.368%, 03/30/2027	$365,375	$353,157
Great Outdoors Group LLC, 2021 Term Loan B1 (1 month LIBOR + 3.750%) 6.274%, 03/06/2028	354,620	342,563
Rent-A-Center, Inc., 2021 First Lien Term Loan B (3 month LIBOR + 3.250%) 6.063%, 02/17/2028	622,125	601,128
Spencer Spirit IH LLC, Term Loan B (3 month LIBOR + 6.000%) 8.806%, 06/19/2026	728,265	712,483
Truck Hero, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%) 6.024%, 01/31/2028	355,500	322,737
		3,138,992
Financials – 0.9%
Acrisure LLC, 2020 Term Loan B (1 month LIBOR + 3.500%) 6.024%, 02/15/2027	527,850	504,646
Asurion LLC, 2021 Term Loan B9 (1 month LIBOR + 3.250%) 5.774%, 07/31/2027	790,000	721,531
Asurion LLC, 2022 Term Loan B10 (3 month SOFR + 4.000%) 6.301%, 08/19/2028	470,000	437,885
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan (1 month LIBOR + 6.750%) 9.274%, 04/07/2028	250,000	245,000
		1,909,062
Health care – 0.8%
Eyecare Partners LLC, 2020 Term Loan (3 month LIBOR + 3.750%) 6.000%, 02/18/2027	567,826	527,062
Eyecare Partners LLC, First Lien Term Loan (1 month SOFR + 4.500%) 6.893%, 11/15/2028	440,000	409,200
U.S. Renal Care, Inc., 2019 Term Loan B (1 month LIBOR + 5.000%) 7.524%, 06/26/2026	805,972	611,531
		1,547,793
Industrials – 0.6%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B (1 month LIBOR + 3.750%) 6.274%, 05/12/2028	794,000	756,388
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 7.313%, 06/21/2027	480,000	486,826
		1,243,214
Information technology – 1.7%
Dcert Buyer, Inc., 2019 Term Loan B (3 month LIBOR + 4.000%) 6.903%, 10/16/2026	691,162	671,387
Dcert Buyer, Inc., 2021 2nd Lien Term Loan (3 month LIBOR + 7.000%) 9.903%, 02/19/2029	880,000	834,240
Global Tel*Link Corp., 2018 1st Lien Term Loan (3 month LIBOR + 4.250%) 7.056%, 11/29/2025	795,197	730,588
Peraton Corp., Term Loan B (1 month LIBOR + 3.750%) 6.274%, 02/01/2028	436,326	423,236
Redstone Holdco 2 LP, 2021 Term Loan (3 month LIBOR + 4.750%) 7.533%, 04/27/2028	496,250	421,813
High Yield Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (G) (continued)
Information technology (continued)
Redstone Holdco 2 LP , 2021 2nd Lien Term Loan (3 month LIBOR + 7.750%) 10.519%, 04/27/2029	$570,000	$472,815
		3,554,079
Materials – 0.2%
Arctic Canadian Diamond Company, Ltd., 2nd Lien PIK Term Loan (3 month LIBOR + 4.000% or 12.500% PIK) 5.000%, 12/31/2027 (H)	524,220	427,501
TOTAL TERM LOANS (Cost $12,675,015)		$11,820,641
ASSET BACKED SECURITIES – 7.2%
AIG CLO, Ltd. Series 2018-1A, Class DR (3 month LIBOR + 3.100%) 5.810%, 04/20/2032 (A)(D)	320,000	294,693
Aimco CLO, Ltd. Series 2020-12A, Class DR (3 month CME Term SOFR + 2.900%) 5.381%, 01/17/2032 (A)(D)	440,000	411,562
AMMC CLO, Ltd. Series 2017-20A, Class E (3 month LIBOR + 5.810%) 8.550%, 04/17/2029 (A)(D)	700,000	650,416
Ares CLO, Ltd. Series 2017-44A, Class CR (3 month LIBOR + 3.400%) 5.912%, 04/15/2034 (A)(D)	410,000	390,434
Ballyrock CLO, Ltd.
Series 2016-1A, Class ER (3 month LIBOR + 6.950%) 9.462%, 10/15/2028 (A)(D)	250,000	234,019
Series 2022-19A, Class D (3 month CME Term SOFR + 7.110%) 8.282%, 04/20/2035 (A)(D)	900,000	792,455
Barings CLO, Ltd.
Series 2018-3A, Class D (3 month LIBOR + 2.900%) 5.610%, 07/20/2029 (A)(D)	250,000	234,599
Series 2020-4A, Class E (3 month LIBOR + 5.680%) 8.390%, 01/20/2032 (A)(D)	350,000	317,705
Battalion CLO, Ltd. Series 2021-20A, Class D (3 month LIBOR + 3.100%) 5.612%, 07/15/2034 (A)(D)	250,000	224,600
BlueMountain CLO XXXI, Ltd. Series 2021-31A, Class E (3 month LIBOR + 6.530%) 9.268%, 04/19/2034 (A)(D)	170,000	153,329
BlueMountain CLO, Ltd. Series 2016-2A, Class DR (3 month LIBOR + 7.790%) 10.774%, 08/20/2032 (A)(D)	375,000	334,812
Bristol Park CLO, Ltd. Series 2016-1A, Class ER (3 month LIBOR + 7.000%) 9.512%, 04/15/2029 (A)(D)	400,000	370,775
Cathedral Lake VI, Ltd. Series 2021-6A, Class E (3 month LIBOR + 7.210%) 9.993%, 04/25/2034 (A)(D)	125,000	108,727

The accompanying notes are an integral part of the financial statements.	41

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Cook Park CLO, Ltd. Series 2018-1A, Class E (3 month LIBOR + 5.400%) 8.140%, 04/17/2030 (A)(D)	$750,000	$668,738
Dryden CLO, Ltd. Series 2018-70A, Class E (3 month LIBOR + 6.050%) 8.790%, 01/16/2032 (A)(D)	750,000	686,375
Dryden Senior Loan Fund Series 2015-40A, Class DR (3 month LIBOR + 3.100%) 6.005%, 08/15/2031 (A)(D)	250,000	234,837
Greenwood Park CLO, Ltd.
Series 2018-1A, Class D (3 month LIBOR + 2.500%) 5.012%, 04/15/2031 (A)(D)	530,000	483,444
Series 2018-1A, Class E (3 month LIBOR + 4.950%) 7.462%, 04/15/2031 (A)(D)	750,000	663,372
Greywolf CLO IV, Ltd. Series 2019-1A, Class CR (3 month CME Term SOFR + 3.910%) 6.390%, 04/17/2034 (A)(D)	390,000	359,826
Grippen Park CLO, Ltd. Series 2017-1A, Class E (3 month LIBOR + 5.700%) 8.410%, 01/20/2030 (A)(D)	440,000	397,126
Halsey Point CLO I, Ltd. Series 2019-1A, Class E (3 month LIBOR + 7.700%) 10.410%, 01/20/2033 (A)(D)	600,000	545,854
Jay Park CLO, Ltd. Series 2016-1A, Class DR (3 month LIBOR + 5.200%) 7.910%, 10/20/2027 (A)(D)	450,000	412,925
LCM XXII, Ltd. Series 2022-A, Class DR (3 month LIBOR + 5.500%) 8.210%, 10/20/2028 (A)(D)	500,000	426,228
Madison Park Funding XIII, Ltd. Series 2014-13A, Class DR2 (3 month LIBOR + 2.850%) 5.588%, 04/19/2030 (A)(D)	1,000,000	943,277
Magnetite XXIV, Ltd. Series 2019-24A, Class ER (3 month CME Term SOFR + 6.400%) 8.728%, 04/15/2035 (A)(D)	250,000	224,177
Mountain View CLO IX, Ltd. Series 2015-9A, Class CR (3 month LIBOR + 3.120%) 5.632%, 07/15/2031 (A)(D)	670,000	580,830
Neuberger Berman Loan Advisers CLO, Ltd. Series 2017-25A, Class DR (3 month LIBOR + 2.850%) 5.590%, 10/18/2029 (A)(D)	250,000	233,820
Oaktree CLO, Ltd. Series 2019-1A, Class D (3 month LIBOR + 3.800%) 6.559%, 04/22/2030 (A)(D)	250,000	223,019
OZLM XI, Ltd. Series 2015-11A, Class CR (3 month LIBOR + 3.600%) 6.382%, 10/30/2030 (A)(D)	1,000,000	903,272
High Yield Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Rockland Park CLO, Ltd. Series 2021-1A, Class E (3 month LIBOR + 6.250%) 8.960%, 04/20/2034 (A)(D)	$200,000	$182,438
Sculptor CLO XXVI, Ltd. Series 2026-A, Class E (3 month LIBOR + 7.250%) 9.960%, 07/20/2034 (A)(D)	390,000	346,661
Shackleton CLO, Ltd. Series 2013-3A, Class DR (3 month LIBOR + 3.020%) 5.532%, 07/15/2030 (A)(D)	500,000	452,049
Symphony CLO XXII, Ltd. Series 2020-22A, Class D (3 month LIBOR + 3.150%) 5.890%, 04/18/2033 (A)(D)	500,000	471,008
TCI-Symphony CLO, Ltd. Series 2016-1A, Class DR2 (3 month LIBOR + 3.100%) 5.555%, 10/13/2032 (A)(D)	600,000	551,485
Voya CLO, Ltd. Series 2017-1A, Class C (3 month LIBOR + 3.330%) 6.070%, 04/17/2030 (A)(D)	500,000	458,668
TOTAL ASSET BACKED SECURITIES (Cost $16,144,824)		$14,967,555
COMMON STOCKS – 0.7%
Communication services – 0.0%
New Cotai, Inc., Class B (H)(I)(J)	11	0
Energy – 0.7%
Berry Corp.	75,327	689,242
Chord Energy Corp.	4,634	655,943
KCAD Holdings I, Ltd. (H)(I)(J)	752,218,031	752
MWO Holdings LLC (H)(I)(J)	1,134	7,053
Permian Production (J)	35,417	21,250
		1,374,240
TOTAL COMMON STOCKS (Cost $8,324,154)		$1,374,240
PREFERRED SECURITIES – 0.7%
Energy – 0.3%
MPLX LP, 8.461% (H)	17,615	563,680
Financials – 0.4%
B. Riley Financial, Inc., 5.000%	18,075	406,326
B. Riley Financial, Inc., 5.250% (B)	13,100	277,982
B. Riley Financial, Inc., 6.000%	11,650	264,222
		948,530
TOTAL PREFERRED SECURITIES (Cost $1,643,113)		$1,512,210
ESCROW CERTIFICATES – 0.0%
Magellan Health, Inc. (H)(J)	$4,380,000	0
TOTAL ESCROW CERTIFICATES (Cost $0)		$0
SHORT-TERM INVESTMENTS – 1.1%
Short-term funds – 1.1%
John Hancock Collateral Trust, 2.3160% (K)(L)	237,693	2,375,359
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 2.2458% (K)	1,294	1,294
TOTAL SHORT-TERM INVESTMENTS (Cost $2,377,625)		$2,376,653
Total Investments (High Yield Fund) (Cost $249,359,497) – 98.8%		$205,488,030
Other assets and liabilities, net – 1.2%		2,407,131
TOTAL NET ASSETS – 100.0%		$207,895,161

The accompanying notes are an integral part of the financial statements.	42

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

High Yield Fund (continued)
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	Pound Sterling
IDR	Indonesian Rupiah
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $149,249,988 or 71.8% of the fund's net assets as of 8-31-22.
(B)	All or a portion of this security is on loan as of 8-31-22.
High Yield Fund (continued)
(C)	Non-income producing - Issuer is in default.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(I)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(J)	Non-income producing security.
(K)	The rate shown is the annualized seven-day yield as of 8-31-22.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	117	Long	Dec 2022	$13,035,723	$12,965,977	$(69,746)
						$(69,746)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
GBP	587,667	USD	708,244	MSCS	10/18/2022	—	$(24,938)
MXN	3,526,523	USD	168,371	MSCS	10/18/2022	$5,141	—
USD	154,992	CAD	200,571	BNP	10/18/2022	2,321	—
USD	257,491	EUR	254,004	BNP	10/18/2022	1,444	—
						$8,906	$(24,938)

SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Beazer Homes USA, Inc.	590,000	USD	$590,000	5.000%	Quarterly	Jun 2027	$11,903	$26,994	$38,897
Centrally cleared	KB Home	830,000	USD	830,000	5.000%	Quarterly	Jun 2027	(59,804)	27,973	(31,831)
Centrally cleared	Macy's Retail Holdings LLC	590,000	USD	590,000	1.000%	Quarterly	Jun 2027	64,507	26,279	90,786
Centrally cleared	NOVA Chemicals Corp.	441,000	USD	441,000	5.000%	Quarterly	Jun 2027	(10,594)	2,139	(8,455)
Centrally cleared	The Goodyear Tire & Rubber Company	590,000	USD	590,000	5.000%	Quarterly	Jun 2027	(10,259)	(21,317)	(31,576)
Centrally cleared	Xerox Holdings Corp.	237,000	USD	237,000	1.000%	Quarterly	Jun 2027	32,254	(6,903)	25,351
				$3,278,000				$28,007	$55,165	$83,172
The accompanying notes are an integral part of the financial statements.	43

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

High Yield Fund (continued)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Occidental Petroleum Corp.	1.014%	810,000	USD	$810,000	1.000%	Quarterly	Jun 2026	$(28,323)	$29,542	$1,219
Centrally cleared	Ford Motor Credit Company LLC	4.993%	1,000,000	USD	1,000,000	5.000%	Quarterly	Dec 2026	132,996	(126,084)	6,912
					$1,810,000				$104,673	$(96,542)	$8,131
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
USD	U.S. Dollar
Derivatives Abbreviations
BNP	BNP Paribas
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
See Notes to financial statements regarding investment transactions and other derivatives information.
International Strategic Equity Allocation Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 94.1%
Australia - 5.7%
Ampol, Ltd.	48,981	$1,151,271
APA Group	243,224	1,834,115
Aristocrat Leisure, Ltd.	125,074	3,018,849
ASX, Ltd.	40,580	2,160,173
Aurizon Holdings, Ltd.	383,999	971,187
Australia & New Zealand Banking Group, Ltd.	618,376	9,559,226
BHP Group, Ltd.	1,049,697	28,635,833
BlueScope Steel, Ltd.	102,620	1,151,382
Brambles, Ltd.	297,188	2,501,210
Cochlear, Ltd.	13,607	1,980,873
Coles Group, Ltd.	275,800	3,301,109
Commonwealth Bank of Australia	354,198	23,406,270
Computershare, Ltd.	112,773	1,880,801
CSL, Ltd.	99,939	19,989,628
Dexus	225,120	1,331,583
Domino's Pizza Enterprises, Ltd.	12,443	536,321
Endeavour Group, Ltd.	277,544	1,373,519
Evolution Mining, Ltd.	375,028	602,692
Fortescue Metals Group, Ltd.	350,675	4,358,050
Goodman Group	349,673	4,649,960
IDP Education, Ltd.	43,241	851,271
Insurance Australia Group, Ltd.	521,487	1,647,854
Lendlease Corp., Ltd.	141,805	988,173
Macquarie Group, Ltd.	76,075	9,102,650
Medibank Private, Ltd.	577,450	1,454,582
Mineral Resources, Ltd.	35,101	1,495,567
Mirvac Group	822,625	1,171,530
MMG, Ltd. (A)	552,000	151,005
National Australia Bank, Ltd.	671,348	13,921,199
Newcrest Mining, Ltd.	183,627	2,207,509
Northern Star Resources, Ltd.	239,111	1,263,763
Orica, Ltd.	85,102	890,182
Origin Energy, Ltd.	362,570	1,544,211
Qantas Airways, Ltd. (A)	192,982	693,527
QBE Insurance Group, Ltd.	314,611	2,579,427
Ramsay Health Care, Ltd.	37,966	1,850,312
REA Group, Ltd.	10,892	939,313
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Reece, Ltd.	46,510	$503,539
Rio Tinto, Ltd.	77,281	4,908,392
Santos, Ltd.	661,368	3,530,580
Scentre Group	1,080,548	2,147,374
SEEK, Ltd.	69,504	980,613
Sonic Healthcare, Ltd.	94,430	2,183,700
South32, Ltd.	965,241	2,657,999
Stockland	496,371	1,221,009
Suncorp Group, Ltd.	267,606	1,976,343
Telstra Corp., Ltd.	854,137	2,309,801
The GPT Group	401,617	1,144,412
The Lottery Corp, Ltd. (A)	462,001	1,388,637
Transurban Group	635,582	6,030,083
Treasury Wine Estates, Ltd.	149,915	1,344,781
Vicinity Centres	805,365	1,054,395
Washington H. Soul Pattinson & Company, Ltd.	44,014	767,084
Wesfarmers, Ltd.	235,064	7,519,469
Westpac Banking Corp.	725,152	10,643,471
WiseTech Global, Ltd.	30,404	1,200,945
Woodside Energy Group, Ltd.	390,391	9,068,229
Woolworths Group, Ltd.	250,732	6,181,249
		225,908,232
Austria - 0.1%
Erste Group Bank AG	77,756	1,748,565
OMV AG	32,842	1,323,285
Verbund AG	15,204	1,452,864
voestalpine AG	26,261	528,440
		5,053,154
Belgium - 0.2%
Ageas SA/NV	15,978	648,319
Anheuser-Busch InBev SA/NV	76,257	3,682,811
D'ieteren Group	2,196	331,052
Elia Group SA/NV	2,684	389,910
Groupe Bruxelles Lambert SA	8,880	671,297
KBC Group NV	21,129	1,007,700

The accompanying notes are an integral part of the financial statements.	44

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Belgium (continued)
Proximus SADP	12,724	$161,965
Sofina SA	1,401	280,839
Solvay SA	6,604	533,119
UCB SA	11,169	784,813
Umicore SA	18,027	573,010
Warehouses De Pauw CVA	12,816	389,955
		9,454,790
Brazil - 1.2%
Ambev SA	905,200	2,656,928
Americanas SA	123,910	389,184
Atacadao SA	94,700	359,512
B3 SA - Brasil Bolsa Balcao	1,179,160	2,685,885
Banco Bradesco SA	281,138	855,995
Banco BTG Pactual SA	228,300	1,116,837
Banco do Brasil SA	165,400	1,325,451
Banco Santander Brasil SA	69,500	392,360
BB Seguridade Participacoes SA	137,400	746,900
BRF SA (A)	114,600	349,148
CCR SA	228,900	606,745
Centrais Eletricas Brasileiras SA	196,000	1,737,191
Cia de Saneamento Basico do Estado de Sao Paulo	65,100	615,036
Cia Siderurgica Nacional SA	131,300	348,289
Cosan SA	230,000	883,323
CPFL Energia SA	43,300	291,058
Energisa SA	36,400	295,893
Engie Brasil Energia SA	35,425	275,779
Equatorial Energia SA	192,200	893,318
Hapvida Participacoes e Investimentos S/A (B)	886,109	1,239,980
Hypera SA	79,600	658,998
JBS SA	159,500	907,198
Klabin SA	142,200	514,691
Localiza Rent a Car SA	140,645	1,644,247
Lojas Renner SA	189,242	962,870
Magazine Luiza SA (A)	584,900	480,071
Natura & Company Holding SA	171,500	475,363
Petro Rio SA (A)	131,300	689,259
Petroleo Brasileiro SA	704,200	5,031,354
Raia Drogasil SA	203,800	852,431
Rede D'Or Sao Luiz SA (B)	76,500	490,109
Rumo SA	246,100	956,036
Suzano SA	142,127	1,209,161
Telefonica Brasil SA	96,300	761,530
TIM SA	164,500	374,065
TOTVS SA	100,000	548,785
Ultrapar Participacoes SA	137,500	357,599
Vale SA	763,338	9,463,959
Vibra Energia SA	222,400	784,881
WEG SA	319,940	1,739,794
		46,967,213
Canada - 10.1%
Agnico Eagle Mines, Ltd.	104,208	4,297,335
Air Canada (A)	43,826	590,309
Algonquin Power & Utilities Corp.	160,742	2,207,931
Alimentation Couche-Tard, Inc.	193,265	8,305,384
AltaGas, Ltd.	65,143	1,404,690
ARC Resources, Ltd.	157,119	2,168,932
Atco, Ltd., Class I	1,268	44,894
Bank of Montreal	148,803	13,737,666
Barrick Gold Corp. (C)	405,996	6,028,037
BCE, Inc. (C)	20,413	985,096
BlackBerry, Ltd. (A)	125,327	744,318
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Brookfield Asset Management Reinsurance Partners, Ltd., Class A (A)(C)	1,027	$49,546
Brookfield Asset Management, Inc., Class A	323,072	15,541,698
BRP, Inc.	8,966	621,855
CAE, Inc. (A)	73,563	1,343,161
Cameco Corp.	90,893	2,649,244
Canadian Apartment Properties REIT	22,029	749,256
Canadian Imperial Bank of Commerce	207,430	9,809,630
Canadian National Railway Company	135,489	16,113,014
Canadian Natural Resources, Ltd.	268,136	14,699,655
Canadian Pacific Railway, Ltd.	211,802	15,855,920
Canadian Tire Corp., Ltd., Class A	13,430	1,579,573
Canadian Utilities, Ltd., Class A	31,761	971,681
CCL Industries, Inc., Class B	35,906	1,761,194
Cenovus Energy, Inc.	318,419	5,973,917
CGI, Inc. (A)	50,629	4,009,149
CI Financial Corp.	3,481	38,167
Constellation Software, Inc.	4,652	7,002,777
Dollarama, Inc.	65,031	3,960,239
Emera, Inc.	61,548	2,847,887
Empire Company, Ltd., Class A	39,394	1,122,115
Enbridge, Inc.	463,648	19,119,942
Fairfax Financial Holdings, Ltd.	5,856	2,919,372
First Capital Real Estate Investment Trust (C)	2,485	28,609
First Quantum Minerals, Ltd.	135,297	2,394,108
FirstService Corp.	9,268	1,159,356
Fortis, Inc.	109,946	4,850,399
Franco-Nevada Corp.	43,652	5,248,145
George Weston, Ltd.	17,169	1,962,862
GFL Environmental, Inc.	41,694	1,174,613
Gildan Activewear, Inc.	45,993	1,360,162
Great-West Lifeco, Inc. (C)	74,752	1,755,891
Hydro One, Ltd. (B)(C)	78,261	2,118,979
iA Financial Corp., Inc.	27,703	1,488,138
IGM Financial, Inc.	25,078	682,635
Imperial Oil, Ltd. (C)	54,086	2,654,573
Intact Financial Corp.	40,914	5,926,743
Ivanhoe Mines, Ltd., Class A (A)	139,591	897,056
Keyera Corp.	51,661	1,272,890
Kinross Gold Corp.	290,537	953,451
Lightspeed Commerce, Inc. (A)	30,996	593,086
Loblaw Companies, Ltd.	38,647	3,415,508
Lundin Mining Corp.	155,917	810,837
Magna International, Inc.	65,919	3,808,029
Metro, Inc.	56,221	2,957,130
National Bank of Canada	78,447	5,189,980
Northland Power, Inc.	52,941	1,812,333
Nutrien, Ltd.	125,622	11,532,527
Nuvei Corp. (A)(B)	15,590	477,072
Onex Corp.	19,441	961,429
Open Text Corp.	64,103	2,019,219
Pan American Silver Corp. (C)	48,975	728,649
Parkland Corp.	36,177	888,070
Pembina Pipeline Corp.	126,630	4,471,846
Power Corp. of Canada	136,146	3,500,705
Quebecor, Inc., Class B	38,589	833,571
Restaurant Brands International, Inc.	68,241	4,028,419
RioCan Real Estate Investment Trust	41,475	635,696
Ritchie Brothers Auctioneers, Inc.	25,366	1,757,185
Rogers Communications, Inc., Class B	82,731	3,562,217
Royal Bank of Canada	323,753	30,106,182
Saputo, Inc.	58,254	1,479,248

The accompanying notes are an integral part of the financial statements.	45

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Shaw Communications, Inc., Class B	110,149	$2,824,699
Shopify, Inc., Class A (A)	259,230	8,207,091
SmartCentres Real Estate Investment Trust	2,374	50,558
Sun Life Financial, Inc.	140,845	6,204,966
Suncor Energy, Inc. (C)	326,619	10,566,902
TC Energy Corp.	224,253	10,806,695
Teck Resources, Ltd., Class B	108,775	3,683,947
TELUS Corp.	109,403	2,464,035
TFI International, Inc.	19,135	1,909,056
The Bank of Nova Scotia	278,180	15,381,606
The Toronto-Dominion Bank	415,258	26,714,241
Thomson Reuters Corp.	39,509	4,350,548
TMX Group, Ltd.	13,451	1,350,887
Toromont Industries, Ltd.	19,369	1,499,260
Tourmaline Oil Corp.	71,496	4,227,102
West Fraser Timber Company, Ltd.	14,213	1,271,578
Wheaton Precious Metals Corp.	103,452	3,157,872
WSP Global, Inc.	27,068	3,225,654
		398,647,829
Chile - 0.1%
Antofagasta PLC	97,042	1,234,748
Banco de Chile	8,841,267	838,798
Banco de Credito e Inversiones SA	11,510	339,042
Banco Santander Chile	12,342,817	495,778
Cencosud SA	277,395	387,811
Cia Cervecerias Unidas SA	24,812	134,839
Cia Sud Americana de Vapores SA	3,024,911	284,688
Empresas CMPC SA	222,587	422,201
Empresas COPEC SA	75,737	653,303
Enel Americas SA	4,149,521	449,560
Enel Chile SA	5,415,264	177,760
Falabella SA	148,713	350,440
		5,768,968
China - 9.3%
360 DigiTech, Inc., ADR	17,000	271,660
360 Security Technology, Inc., Class A	72,600	76,789
37 Interactive Entertainment Network Technology Group Company, Ltd., Class A	25,500	74,845
3SBio, Inc. (B)	284,900	189,418
AAC Technologies Holdings, Inc.	137,200	254,180
Advanced Micro-Fabrication Equipment, Inc., Class A (A)	6,896	122,605
AECC Aero-Engine Control Company, Ltd., Class A	15,100	58,546
AECC Aviation Power Company, Ltd., Class A	30,800	204,676
Agricultural Bank of China, Ltd., Class A	1,014,400	418,940
Agricultural Bank of China, Ltd., H Shares	5,684,600	1,857,510
Aier Eye Hospital Group Company, Ltd., Class A	80,063	340,177
Air China, Ltd., Class A (A)	78,100	116,328
Air China, Ltd., H Shares (A)	328,266	262,959
Airtac International Group (A)	16,000	429,023
Alibaba Group Holding, Ltd. (A)	2,900,700	34,606,939
A-Living Smart City Services Company, Ltd. (B)	121,500	125,155
Aluminum Corp. of China, Ltd., A Shares	138,500	90,074
Aluminum Corp. of China, Ltd., H Shares	759,480	280,636
Amlogic Shanghai Company, Ltd., Class A (A)	4,366	54,385
Angel Yeast Company, Ltd., Class A	9,400	66,031
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Anhui Conch Cement Company, Ltd., Class A	48,000	$221,613
Anhui Conch Cement Company, Ltd., H Shares	236,710	902,068
Anhui Gujing Distillery Company, Ltd., B Shares	19,000	290,110
Anhui Gujing Distillery Company, Ltd., Class A	4,900	180,816
Anhui Honglu Steel Construction Group Company, Ltd., Class A	5,840	24,428
Anhui Kouzi Distillery Company, Ltd., Class A	7,000	51,192
Anhui Yingjia Distillery Company, Ltd., Class A	7,500	58,078
Anjoy Foods Group Company, Ltd., Class A	3,300	74,027
ANTA Sports Products, Ltd.	231,300	2,785,415
Apeloa Pharmaceutical Company, Ltd., Class A	12,700	33,147
Asia - Potash International Investment Guangzhou Company, Ltd., Class A (A)	7,000	34,297
Asymchem Laboratories Tianjin Company, Ltd., Class A	3,940	97,797
Autohome, Inc., ADR	14,500	516,345
Avary Holding Shenzhen Company, Ltd., Class A	22,400	95,829
AVIC Electromechanical Systems Company, Ltd., Class A	45,400	72,835
AVIC Industry-Finance Holdings Company, Ltd., Class A	111,500	54,547
AviChina Industry & Technology Company, Ltd., H Shares	482,300	234,752
AVICOPTER PLC, Class A	7,400	45,154
Baidu, Inc., Class A (A)	426,750	7,617,734
Bank of Beijing Company, Ltd., Class A	269,000	160,910
Bank of Changsha Company, Ltd., Class A	53,200	52,505
Bank of Chengdu Company, Ltd., Class A	43,600	98,946
Bank of China, Ltd., Class A	391,200	172,311
Bank of China, Ltd., H Shares	15,305,722	5,341,213
Bank of Communications Company, Ltd., Class A	510,700	338,780
Bank of Communications Company, Ltd., H Shares	1,643,876	936,630
Bank of Hangzhou Company, Ltd., Class A	67,800	140,617
Bank of Jiangsu Company, Ltd., Class A	178,400	187,037
Bank of Nanjing Company, Ltd., Class A	119,300	183,468
Bank of Ningbo Company, Ltd., Class A	75,100	323,495
Bank of Shanghai Company, Ltd., Class A	173,000	148,040
Baoshan Iron & Steel Company, Ltd., Class A	258,100	199,009
BBMG Corp., Class A	79,700	30,221
BeiGene, Ltd., ADR (A)	8,922	1,531,551
Beijing Capital International Airport Company, Ltd., H Shares (A)	339,111	212,845
Beijing Dabeinong Technology Group Company, Ltd., Class A (A)	47,700	59,639
Beijing Easpring Material Technology Company, Ltd., Class A	5,700	64,516
Beijing Enlight Media Company, Ltd., Class A	32,500	43,428
Beijing Kingsoft Office Software, Inc., Class A	5,116	133,095
Beijing New Building Materials PLC, Class A	19,400	73,665

The accompanying notes are an integral part of the financial statements.	46

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Beijing Originwater Technology Company, Ltd., Class A	28,200	$22,440
Beijing Roborock Technology Company, Ltd., Class A	984	45,489
Beijing Shiji Information Technology Company, Ltd., Class A	17,900	33,782
Beijing Shunxin Agriculture Company, Ltd., Class A	9,200	31,755
Beijing Sinnet Technology Company, Ltd., Class A	20,000	26,834
Beijing Tiantan Biological Products Corp., Ltd., Class A	17,580	56,482
Beijing United Information Technology Company, Ltd., Class A	5,130	73,524
Beijing Wantai Biological Pharmacy Enterprise Company, Ltd., Class A	6,335	117,144
Beijing Yuanliu Hongyuan Electronic Technology Company, Ltd., Class A	2,200	37,722
Beijing-Shanghai High Speed Railway Company, Ltd., Class A	450,300	301,655
Betta Pharmaceuticals Company, Ltd., Class A	4,500	29,510
BGI Genomics Company, Ltd., Class A	4,500	39,303
Bilibili, Inc., Class Z (A)	34,860	867,023
Bloomage Biotechnology Corp, Ltd., Class A	3,537	72,970
BOC International China Company, Ltd., Class A	34,500	62,227
BOE Technology Group Company, Ltd., Class A	433,800	232,049
BTG Hotels Group Company, Ltd., Class A	13,600	42,187
BYD Company, Ltd., Class A	20,800	862,108
BYD Company, Ltd., H Shares	157,194	4,843,986
BYD Electronic International Company, Ltd.	128,700	340,042
By-health Company, Ltd., Class A	18,700	50,435
Caitong Securities Company, Ltd., Class A	66,600	72,987
CanSino Biologics, Inc., Class A	1,316	23,926
CanSino Biologics, Inc., H Shares (B)	17,800	111,100
CECEP Solar Energy Company, Ltd., Class A	33,800	39,407
CECEP Wind-Power Corp., Class A	52,800	38,087
CGN Power Company, Ltd., H Shares (B)	2,024,000	481,361
Chacha Food Company, Ltd., Class A	5,800	39,733
Changchun High & New Technology Industry Group, Inc., Class A	4,600	117,658
Changjiang Securities Company, Ltd., Class A	84,300	69,263
Changzhou Xingyu Automotive Lighting Systems Company, Ltd., Class A	3,100	62,901
Chaozhou Three-Circle Group Company, Ltd., Class A	21,700	84,978
Chengtun Mining Group Company, Ltd., Class A	26,800	27,753
Chengxin Lithium Group Company, Ltd., Class A	9,600	73,594
Chifeng Jilong Gold Mining Company, Ltd., Class A (A)	14,300	40,182
China Baoan Group Company, Ltd., Class A	29,200	62,176
China Cinda Asset Management Company, Ltd., H Shares	1,879,300	258,071
China CITIC Bank Corp., Ltd., H Shares	1,720,400	737,553
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Coal Energy Company, Ltd., H Shares	388,000	$345,036
China Communications Services Corp., Ltd., H Shares	478,400	205,424
China Conch Venture Holdings, Ltd.	320,200	653,460
China Construction Bank Corp., Class A	153,500	122,707
China Construction Bank Corp., H Shares	18,418,796	11,386,194
China CSSC Holdings, Ltd., Class A	51,600	186,751
China Eastern Airlines Corp., Ltd., Class A (A)	83,800	59,506
China Energy Engineering Corp., Ltd.	375,900	122,848
China Everbright Bank Company, Ltd., Class A	541,700	225,096
China Everbright Bank Company, Ltd., H Shares	613,595	188,105
China Evergrande Group (A)	667,935	58,778
China Feihe, Ltd. (B)	680,000	562,806
China Galaxy Securities Company, Ltd., Class A	56,800	81,323
China Galaxy Securities Company, Ltd., H Shares	722,600	395,056
China Great Wall Securities Company, Ltd., Class A	38,700	51,828
China Greatwall Technology Group Company, Ltd., Class A	33,900	44,458
China Hongqiao Group, Ltd.	435,800	422,579
China Huishan Dairy Holdings Company, Ltd. (A)(D)	175,000	0
China International Capital Corp., Ltd., Class A	13,300	80,088
China International Capital Corp., Ltd., H Shares (B)	299,800	527,439
China Jushi Company, Ltd., Class A	46,600	97,134
China Lesso Group Holdings, Ltd.	201,000	238,909
China Life Insurance Company, Ltd., Class A	31,700	140,784
China Life Insurance Company, Ltd., H Shares	1,464,276	2,099,366
China Literature, Ltd. (A)(B)	76,200	308,786
China Longyuan Power Group Corp., Ltd., H Shares	637,000	1,028,861
China Medical System Holdings, Ltd.	257,800	381,539
China Meheco Company, Ltd., Class A	18,560	34,277
China Meidong Auto Holdings, Ltd.	106,000	215,557
China Merchants Bank Company, Ltd., Class A	238,900	1,208,960
China Merchants Bank Company, Ltd., H Shares	744,874	3,809,370
China Merchants Securities Company, Ltd., Class A	93,400	179,041
China Merchants Shekou Industrial Zone Holdings Company, Ltd., Class A	92,700	195,991
China Minmetals Rare Earth Company, Ltd., Class A (A)	10,700	40,627
China Minsheng Banking Corp., Ltd., Class A	408,100	212,849
China Minsheng Banking Corp., Ltd., H Shares	1,188,220	377,971
China National Building Material Company, Ltd., H Shares	744,600	703,104
China National Chemical Engineering Company, Ltd., Class A	72,800	90,621
China National Nuclear Power Company, Ltd., Class A	206,600	190,266

The accompanying notes are an integral part of the financial statements.	47

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Northern Rare Earth Group High-Tech Company, Ltd., Class A	40,500	$176,126
China Oilfield Services, Ltd., H Shares	344,000	357,290
China Pacific Insurance Group Company, Ltd., Class A	86,600	262,326
China Pacific Insurance Group Company, Ltd., H Shares	520,979	1,103,599
China Petroleum & Chemical Corp., Class A	363,000	224,800
China Petroleum & Chemical Corp., H Shares	4,915,439	2,311,462
China Railway Group, Ltd., Class A	243,200	202,464
China Railway Group, Ltd., H Shares	814,800	466,468
China Railway Signal & Communication Corp., Ltd., Class A	58,844	37,728
China Resources Microelectronics, Ltd., Class A	11,988	90,634
China Resources Mixc Lifestyle Services, Ltd. (B)	129,200	585,892
China Resources Sanjiu Medical & Pharmaceutical Company, Ltd., Class A	11,800	67,410
China Shenhua Energy Company, Ltd., Class A	75,700	332,416
China Shenhua Energy Company, Ltd., H Shares	646,900	2,028,854
China Southern Airlines Company, Ltd., Class A (A)	126,600	117,870
China Southern Airlines Company, Ltd., H Shares (A)	337,700	182,277
China State Construction Engineering Corp., Ltd., Class A	508,100	378,084
China Suntien Green Energy Corp., Ltd., H Shares	325,000	145,761
China Three Gorges Renewables Group Company, Ltd., Class A	325,300	286,914
China Tourism Group Duty Free Corp., Ltd., Class A	22,400	632,879
China Tower Corp., Ltd., H Shares (B)	8,480,400	1,057,488
China United Network Communications, Ltd., Class A	354,000	181,939
China Vanke Company, Ltd., Class A	117,100	282,065
China Vanke Company, Ltd., H Shares	323,700	631,937
China Yangtze Power Company, Ltd., Class A	260,000	902,232
China Zhenhua Group Science & Technology Company, Ltd., Class A	5,600	90,782
China Zheshang Bank Company, Ltd., Class A (A)	207,300	97,593
Chinasoft International, Ltd. (A)	528,000	412,738
Chongqing Brewery Company, Ltd., Class A	5,400	87,218
Chongqing Changan Automobile Company, Ltd., Class A	94,210	197,440
Chongqing Fuling Zhacai Group Company, Ltd., Class A	10,800	47,477
Chongqing Rural Commercial Bank Company, Ltd., Class A	147,400	76,414
Chongqing Zhifei Biological Products Company, Ltd., Class A	18,200	247,419
CIFI Ever Sunshine Services Group, Ltd.	142,000	87,272
CIFI Holdings Group Company, Ltd.	789,848	199,906
CITIC Securities Company, Ltd., Class A	150,000	422,804
CITIC Securities Company, Ltd., H Shares	405,300	821,477
CITIC, Ltd.	1,128,933	1,163,793
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
CMOC Group, Ltd., Class A	201,000	$142,887
CMOC Group, Ltd., H Shares	667,600	297,694
CNGR Advanced Material Company, Ltd., Class A	4,600	61,932
CNNC Hua Yuan Titanium Dioxide Company, Ltd., Class A	34,355	39,351
Contemporary Amperex Technology Company, Ltd., Class A	26,700	1,854,332
COSCO SHIPPING Development Company, Ltd., Class A	116,500	48,318
COSCO SHIPPING Energy Transportation Company, Ltd., Class A (A)	37,200	75,849
COSCO SHIPPING Holdings Company, Ltd., Class A	146,000	298,904
COSCO SHIPPING Holdings Company, Ltd., H Shares	610,389	911,226
Country Garden Holdings Company, Ltd.	1,567,467	462,710
Country Garden Services Holdings Company, Ltd.	384,400	755,409
CRRC Corp., Ltd., Class A	275,200	199,527
CRRC Corp., Ltd., H Shares	869,000	324,910
CSC Financial Company, Ltd., Class A	52,100	200,330
CSPC Pharmaceutical Group, Ltd.	1,713,888	1,738,609
Daan Gene Company, Ltd., Class A	16,700	42,769
Dali Foods Group Company, Ltd. (B)	370,800	169,512
Daqin Railway Company, Ltd., Class A	190,300	177,789
Daqo New Energy Corp., ADR (A)	11,300	753,371
DaShenLin Pharmaceutical Group Company, Ltd., Class A	10,320	49,854
DHC Software Company, Ltd., Class A	28,500	23,941
Do-Fluoride New Materials Company, Ltd., Class A	8,400	49,201
Dong-E-E-Jiao Company, Ltd., Class A	7,700	38,108
Dongfang Electric Corp., Ltd., Class A	32,000	91,003
Dongfeng Motor Group Company, Ltd., H Shares	562,980	356,956
Dongxing Securities Company, Ltd., Class A	59,300	71,285
Dongyue Group, Ltd.	282,000	316,501
East Money Information Company, Ltd., Class A	153,180	489,793
Ecovacs Robotics Company, Ltd., Class A	5,100	60,113
ENN Energy Holdings, Ltd.	150,900	2,192,188
ENN Natural Gas Company, Ltd., Class A	27,300	81,043
Eve Energy Company, Ltd., Class A	21,700	295,800
Everbright Securities Company, Ltd., Class A	46,800	108,582
Fangda Carbon New Material Company, Ltd., Class A (A)	42,700	43,016
FAW Jiefang Group Company, Ltd., Class A	28,300	33,422
Fiberhome Telecommunication Technologies Company, Ltd., Class A	10,700	22,262
First Capital Securities Company, Ltd., Class A	58,300	51,849
Flat Glass Group Company, Ltd., Class A (A)	18,800	108,706
Flat Glass Group Company, Ltd., H Shares	82,000	270,082
Focus Media Information Technology Company, Ltd., Class A	165,400	144,711
Foshan Haitian Flavouring & Food Company, Ltd., Class A	44,070	513,763
Fosun International, Ltd.	482,500	356,149
Founder Securities Company, Ltd., Class A	102,300	102,858

The accompanying notes are an integral part of the financial statements.	48

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Foxconn Industrial Internet Company, Ltd., Class A	118,000	$158,576
Fujian Sunner Development Company, Ltd., Class A	14,000	45,208
Fuyao Glass Industry Group Company, Ltd., Class A	23,100	130,669
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	114,000	543,990
Ganfeng Lithium Company, Ltd., Class A	18,360	226,767
Ganfeng Lithium Company, Ltd., H Shares (B)	69,040	606,548
G-bits Network Technology Xiamen Company, Ltd., Class A	700	28,850
GCL System Integration Technology Company, Ltd., Class A (A)	59,500	31,538
GD Power Development Company, Ltd., Class A (A)	195,800	123,100
GDS Holdings, Ltd., Class A (A)	164,500	561,814
GEM Company, Ltd., Class A	52,700	63,576
Gemdale Corp., Class A	56,300	95,055
Genscript Biotech Corp. (A)	219,400	704,755
GF Securities Company, Ltd., Class A	71,500	169,377
GF Securities Company, Ltd., H Shares	222,800	291,045
Giant Network Group Company, Ltd., Class A	23,600	29,345
GigaDevice Semiconductor, Inc., Class A	7,400	123,652
Ginlong Technologies Company, Ltd., Class A	4,200	138,862
GoerTek, Inc., Class A	39,100	183,577
Gotion High-tech Company, Ltd., Class A	18,900	93,502
Great Wall Motor Company, Ltd., Class A	24,800	119,808
Great Wall Motor Company, Ltd., H Shares	593,650	890,672
Gree Electric Appliances, Inc. of Zhuhai, Class A	37,600	173,489
Greentown China Holdings, Ltd.	166,000	313,207
Greentown Service Group Company, Ltd.	273,000	197,230
GRG Banking Equipment Company, Ltd., Class A	23,100	29,382
Guangdong Haid Group Company, Ltd., Class A	18,800	166,056
Guangdong Kinlong Hardware Products Company, Ltd., Class A	3,400	46,929
Guanghui Energy Company, Ltd., Class A	77,300	142,036
Guangzhou Automobile Group Company, Ltd., Class A	54,300	109,091
Guangzhou Automobile Group Company, Ltd., H Shares	570,426	490,458
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., Class A	17,700	69,747
Guangzhou Haige Communications Group, Inc. Company, Class A	27,200	34,367
Guangzhou Kingmed Diagnostics Group Company, Ltd., Class A	5,100	49,208
Guangzhou Shiyuan Electronic Technology Company, Ltd., Class A	7,100	69,449
Guangzhou Tinci Materials Technology Company, Ltd., Class A	21,700	148,885
Guangzhou Yuexiu Financial Holdings Group Company, Ltd., Class A	49,545	46,290
Guolian Securities Company, Ltd., Class A	29,000	46,466
Guosen Securities Company, Ltd., Class A	88,400	118,108
Guotai Junan Securities Company, Ltd., Class A	103,400	221,020
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Guoyuan Securities Company, Ltd., Class A	65,400	$69,227
H World Group, Ltd., ADR	37,200	1,399,836
Haidilao International Holding, Ltd. (A)(B)	211,000	496,504
Haier Smart Home Company, Ltd., Class A	73,300	273,686
Haier Smart Home Company, Ltd., H Shares	437,040	1,427,810
Haitian International Holdings, Ltd.	120,600	295,465
Haitong Securities Company, Ltd., Class A	125,900	172,499
Haitong Securities Company, Ltd., H Shares	578,000	378,428
Hangzhou First Applied Material Company, Ltd., Class A	15,020	140,463
Hangzhou Lion Electronics Company, Ltd., Class A	7,500	57,573
Hangzhou Oxygen Plant Group Company, Ltd., Class A	10,800	55,322
Hangzhou Robam Appliances Company, Ltd., Class A	11,200	40,710
Hangzhou Silan Microelectronics Company, Ltd., Class A	15,400	88,031
Hangzhou Tigermed Consulting Company, Ltd., A Shares	4,400	68,796
Hangzhou Tigermed Consulting Company, Ltd., H Shares (B)	23,600	233,660
Hansoh Pharmaceutical Group Company, Ltd. (B)	224,000	446,911
Heilongjiang Agriculture Company, Ltd., Class A	19,700	41,824
Henan Shenhuo Coal & Power Company, Ltd., Class A	25,600	59,347
Henan Shuanghui Investment & Development Company, Ltd., Class A	40,100	155,560
Hengan International Group Company, Ltd.	122,200	584,790
Hengli Petrochemical Company, Ltd., Class A	67,600	187,697
Hengtong Optic-electric Company, Ltd., Class A	29,100	70,695
Hengyi Petrochemical Company, Ltd., Class A	41,700	54,597
Hesteel Company, Ltd., Class A	121,800	42,669
Hithink RoyalFlush Information Network Company, Ltd., Class A	6,600	81,057
Hongfa Technology Company, Ltd., Class A	11,820	64,333
Hoshine Silicon Industry Company, Ltd., Class A	5,500	89,140
Hua Hong Semiconductor, Ltd. (A)(B)	111,100	326,130
Huadian Power International Corp., Ltd., Class A	87,900	69,338
Huadong Medicine Company, Ltd., Class A	20,200	122,926
Huafon Chemical Company, Ltd., Class A	56,700	61,616
Huagong Tech Company, Ltd., Class A	10,700	32,687
Huaibei Mining Holdings Company, Ltd., Class A	26,600	56,998
Hualan Biological Engineering, Inc., Class A	21,400	61,042
Huaneng Power International, Inc., Class A (A)	106,600	125,934
Huaneng Power International, Inc., H Shares (A)	755,564	386,142
Huatai Securities Company, Ltd., Class A	96,300	182,803

The accompanying notes are an integral part of the financial statements.	49

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Huatai Securities Company, Ltd., H Shares (B)	301,000	$402,323
Huaxi Securities Company, Ltd., Class A	42,100	48,750
Huaxia Bank Company, Ltd., Class A	162,100	120,647
Huaxin Cement Company, Ltd., Class A	16,000	40,202
Huayu Automotive Systems Company, Ltd., Class A	38,100	102,822
Hubei Xingfa Chemicals Group Company, Ltd., Class A	12,800	71,435
Huizhou Desay Sv Automotive Company, Ltd., Class A	6,200	136,901
Humanwell Healthcare Group Company, Ltd., Class A	19,300	52,064
Hunan Valin Steel Company, Ltd., Class A	85,000	54,754
Hundsun Technologies, Inc., Class A	20,800	101,017
Hygeia Healthcare Holdings Company, Ltd. (A)(B)	64,800	349,757
Iflytek Company, Ltd., Class A	25,700	139,080
Imeik Technology Development Company, Ltd., Class A	2,100	169,443
Industrial & Commercial Bank of China, Ltd., Class A	738,200	468,440
Industrial & Commercial Bank of China, Ltd., H Shares	10,812,423	5,493,178
Industrial Bank Company, Ltd., Class A	240,500	594,411
Industrial Securities Company, Ltd., Class A (A)	87,400	78,346
Ingenic Semiconductor Company, Ltd., Class A	5,300	62,296
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A	515,600	149,850
Inner Mongolia Dian Tou Energy Corp, Ltd., Class A	21,600	43,574
Inner Mongolia ERDOS Resources Company, Ltd., Class A	13,400	34,191
Inner Mongolia Junzheng Energy & Chemical Industry Group Company, Ltd., Class A	99,400	62,575
Inner Mongolia Yili Industrial Group Company, Ltd., Class A	74,400	385,020
Inner Mongolia Yitai Coal Company, Ltd., Class B	205,373	345,633
Inner Mongolia Yuan Xing Energy Company, Ltd., Class A	44,000	54,022
Innovent Biologics, Inc. (A)(B)	195,500	824,136
Inspur Electronic Information Industry Company, Ltd., Class A	16,400	54,928
Intco Medical Technology Company, Ltd., Class A	7,660	24,329
iQIYI, Inc., ADR (A)(C)	65,100	238,266
JA Solar Technology Company, Ltd., Class A	25,420	240,337
Jafron Biomedical Company, Ltd., Class A	8,000	54,330
Jason Furniture Hangzhou Company, Ltd., Class A	8,830	61,801
JCET Group Company, Ltd., Class A	18,400	65,854
JD Health International, Inc. (A)(B)	212,900	1,466,587
JD.com, Inc., Class A	382,937	12,121,929
Jiangsu Eastern Shenghong Company, Ltd., Class A	44,200	122,778
Jiangsu Expressway Company, Ltd., H Shares	230,955	197,814
Jiangsu Hengli Hydraulic Company, Ltd., Class A	14,100	99,753
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Jiangsu Hengrui Medicine Company, Ltd., Class A	73,600	$368,862
Jiangsu King's Luck Brewery JSC, Ltd., Class A	14,200	94,950
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., Class A	17,300	411,176
Jiangsu Yangnong Chemical Company, Ltd., Class A	3,200	52,722
Jiangsu Yoke Technology Company, Ltd., Class A	5,100	46,033
Jiangsu Yuyue Medical Equipment & Supply Company, Ltd., Class A	11,000	43,458
Jiangsu Zhongtian Technology Company, Ltd., Class A	39,900	128,164
Jiangxi Copper Company, Ltd., Class A	22,300	52,678
Jiangxi Copper Company, Ltd., H Shares	206,225	253,280
Jiangxi Special Electric Motor Company, Ltd., Class A (A)	18,600	59,512
Jiangxi Zhengbang Technology Company, Ltd., Class A (A)	26,600	22,983
Jinke Properties Group Company, Ltd., Class A (A)	81,100	29,308
Jinxin Fertility Group, Ltd. (B)	288,000	187,539
JiuGui Liquor Company, Ltd., Class A	3,600	77,649
Jiumaojiu International Holdings, Ltd. (B)	137,000	269,532
Jizhong Energy Resources Company, Ltd., Class A	39,500	39,036
Joincare Pharmaceutical Group Industry Company, Ltd., Class A	22,200	35,067
Joinn Laboratories China Company, Ltd., Class A	5,040	56,722
Jointown Pharmaceutical Group Company, Ltd., Class A	21,500	36,990
Jonjee Hi-Tech Industrial And Commercial Holding Company, Ltd., Class A	10,000	49,750
Juewei Food Company, Ltd., Class A	7,300	49,278
Kanzhun, Ltd., ADR (A)	16,200	380,538
KE Holdings, Inc., ADR (A)	59,900	1,080,596
Keda Industrial Group Company, Ltd.	21,300	55,923
Kingdee International Software Group Company, Ltd. (A)	492,800	956,477
Kingfa Sci & Tech Company, Ltd., Class A	26,400	41,018
Kingsoft Corp., Ltd.	181,200	550,719
Kuaishou Technology (A)(B)	332,800	2,883,541
Kuang-Chi Technologies Company, Ltd., Class A (A)	24,400	64,060
Kunlun Tech Company, Ltd., Class A	13,600	28,783
Kweichow Moutai Company, Ltd., Class A	14,400	4,010,837
LB Group Company, Ltd., Class A	28,200	71,610
Lenovo Group, Ltd.	1,381,764	1,138,038
Lens Technology Company, Ltd., Class A	54,900	86,052
Lepu Medical Technology Beijing Company, Ltd., Class A	20,300	55,597
Li Auto, Inc., ADR (A)	104,400	3,003,588
Li Ning Company, Ltd.	448,500	4,085,079
Liaoning Port Company, Ltd., Class A	180,100	43,517
Lingyi iTech Guangdong Company, Class A (A)	71,700	56,983
Livzon Pharmaceutical Group, Inc., Class A	7,700	34,879
Logan Group Company, Ltd.	246,500	26,887
Longfor Group Holdings, Ltd. (B)	348,700	1,131,798

The accompanying notes are an integral part of the financial statements.	50

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
LONGi Green Energy Technology Company, Ltd., Class A	86,540	$638,014
Lufax Holding, Ltd., ADR	162,000	707,940
Luoyang Xinqianglian Slewing Bearing Company, Ltd., Class A	3,690	38,870
Luxi Chemical Group Company, Ltd., Class A	23,800	47,415
Luxshare Precision Industry Company, Ltd., Class A	81,300	440,154
Luzhou Laojiao Company, Ltd., Class A	16,900	572,396
Maanshan Iron & Steel Company, Ltd., Class A	60,100	26,077
Mango Excellent Media Company, Ltd., Class A	20,700	82,953
Maxscend Microelectronics Company, Ltd., Class A	5,800	85,089
Meinian Onehealth Healthcare Holdings Company, Ltd., Class A (A)	40,200	28,087
Meituan, Class B (A)(B)	782,100	18,783,869
Metallurgical Corp. of China, Ltd., Class A	212,300	98,542
Microport Scientific Corp. (A)	117,800	234,078
Ming Yang Smart Energy Group, Ltd., Class A	23,900	92,535
Ming Yuan Cloud Group Holdings, Ltd.	121,000	99,174
Minth Group, Ltd.	144,000	407,473
Montage Technology Company, Ltd., Class A	12,911	103,569
Muyuan Foods Company, Ltd., Class A	60,600	512,988
Nanjing King-Friend Biochemical Pharmaceutical Company, Ltd., Class A	16,660	43,250
Nanjing Securities Company, Ltd., Class A	48,500	59,670
NARI Technology Company, Ltd., Class A	76,940	304,772
National Silicon Industry Group Company, Ltd., Class A (A)	23,395	69,561
NAURA Technology Group Company, Ltd., Class A	6,000	243,593
NavInfo Company, Ltd., Class A	27,500	51,959
NetEase, Inc.	395,900	7,069,745
New China Life Insurance Company, Ltd., Class A	28,200	117,426
New China Life Insurance Company, Ltd., H Shares	183,600	432,137
New Hope Liuhe Company, Ltd., Class A (A)	50,400	114,382
New Oriental Education & Technology Group, Inc. (A)	289,800	836,508
Ninestar Corp., Class A	15,400	98,356
Ningbo Deye Technology Company, Ltd., Class A	2,300	122,117
Ningbo Joyson Electronic Corp., Class A (A)	14,300	32,012
Ningbo Orient Wires & Cables Company, Ltd., Class A	7,900	81,848
Ningbo Ronbay New Energy Technology Company, Ltd., Class A	5,141	76,463
Ningbo Shanshan Company, Ltd., Class A	24,300	87,209
Ningbo Tuopu Group Company, Ltd., Class A	12,400	141,303
Ningxia Baofeng Energy Group Company, Ltd., Class A	69,800	136,978
NIO, Inc., ADR (A)	251,100	4,999,401
Nongfu Spring Company, Ltd., H Shares (B)	336,200	1,998,995
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
North Industries Group Red Arrow Company, Ltd., Class A	16,500	$72,854
Northeast Securities Company, Ltd., Class A	50,700	52,624
Offshore Oil Engineering Company, Ltd., Class A	38,900	25,341
OFILM Group Company, Ltd., Class A (A)	28,600	26,492
Oppein Home Group, Inc., Class A	5,700	107,636
Orient Securities Company, Ltd., Class A	97,000	121,323
Ovctek China, Inc., Class A	9,200	56,681
Pangang Group Vanadium Titanium & Resources Company, Ltd., Class A (A)	98,900	81,968
Perfect World Company, Ltd., Class A	23,300	49,792
PetroChina Company, Ltd., Class A	230,400	178,861
PetroChina Company, Ltd., H Shares	4,043,939	1,880,503
Pharmaron Beijing Company, Ltd., Class A	11,650	114,782
Pharmaron Beijing Company, Ltd., H Shares (B)	37,950	251,027
PICC Property & Casualty Company, Ltd., H Shares	1,352,798	1,463,229
Pinduoduo, Inc., ADR (A)	83,800	5,974,940
Ping An Bank Company, Ltd., Class A	220,400	405,869
Ping An Healthcare and Technology Company, Ltd. (A)(B)	95,000	257,178
Ping An Insurance Group Company of China, Ltd., Class A	127,600	807,895
Ping An Insurance Group Company of China, Ltd., H Shares	1,213,410	7,136,847
Pingdingshan Tianan Coal Mining Company, Ltd., Class A	22,700	43,058
Poly Developments and Holdings Group Company, Ltd., Class A	141,300	353,763
Pop Mart International Group, Ltd. (B)	105,400	272,385
Postal Savings Bank of China Company, Ltd., Class A	319,900	208,614
Postal Savings Bank of China Company, Ltd., H Shares (B)	1,528,300	912,352
Power Construction Corp. of China, Ltd., Class A	176,500	196,845
Proya Cosmetics Company, Ltd., Class A	1,460	33,833
Qingdao Rural Commercial Bank Corp., Class A	80,700	35,620
Raytron Technology Company, Ltd., Class A	4,026	25,343
Riyue Heavy Industry Company, Ltd., Class A	11,000	37,785
RLX Technology, Inc., ADR (A)	90,200	128,986
Rongsheng Petrochemical Company, Ltd., Class A	115,200	235,637
SAIC Motor Corp., Ltd., Class A	93,200	208,219
Sailun Group Company, Ltd., Class A	33,900	55,707
Sangfor Technologies, Inc., Class A	4,200	58,565
Sany Heavy Equipment International Holdings Company, Ltd.	203,000	210,281
Sany Heavy Industry Company, Ltd., Class A	97,900	222,717
Satellite Chemical Company, Ltd., Class A	27,245	86,372
SDIC Power Holdings Company, Ltd., Class A	79,100	127,741
Sealand Securities Company, Ltd., Class A	87,800	45,322
Seazen Group, Ltd. (A)	374,800	124,412
Seazen Holdings Company, Ltd., Class A (A)	28,500	85,791
SF Holding Company, Ltd., Class A	56,100	400,507

The accompanying notes are an integral part of the financial statements.	51

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
SG Micro Corp., Class A	3,800	$87,721
Shaanxi Coal Industry Company, Ltd., Class A	110,000	350,734
Shan Xi Hua Yang Group New Energy Company, Ltd., Class A	26,400	71,342
Shandong Buchang Pharmaceuticals Company, Ltd., Class A	14,800	38,496
Shandong Gold Mining Company, Ltd., Class A	39,400	101,954
Shandong Gold Mining Company, Ltd., H Shares (B)	131,000	222,078
Shandong Hualu Hengsheng Chemical Company, Ltd., Class A	23,600	99,600
Shandong Linglong Tyre Company, Ltd., Class A	16,600	54,659
Shandong Nanshan Aluminum Company, Ltd., Class A	134,900	66,043
Shandong Sun Paper Industry JSC, Ltd., Class A	28,500	49,399
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	472,800	641,386
Shanghai Bairun Investment Holding Group Company, Ltd., Class A	11,520	38,803
Shanghai Baosight Software Company, Ltd., Class A	16,150	88,628
Shanghai Baosight Software Company, Ltd., Class B	93,623	283,549
Shanghai Construction Group Company, Ltd., Class A	105,200	41,285
Shanghai Electric Group Company, Ltd., Class A (A)	135,500	83,118
Shanghai Fosun Pharmaceutical Group Company, Ltd., Class A	25,200	147,183
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	94,100	302,722
Shanghai Friendess Electronic Technology Corp, Ltd., Class A	1,157	34,461
Shanghai International Airport Company, Ltd., Class A (A)	11,200	91,330
Shanghai International Port Group Company, Ltd., Class A	110,600	86,556
Shanghai Jinjiang International Hotels Company, Ltd., Class A	10,700	89,300
Shanghai Junshi Biosciences Company, Ltd., Class A (A)	7,679	58,775
Shanghai Lingang Holdings Corp, Ltd., Class A	17,100	31,302
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., B Shares	183,580	152,935
Shanghai M&G Stationery, Inc., Class A	9,700	62,335
Shanghai Medicilon, Inc., Class A	908	42,225
Shanghai Pharmaceuticals Holding Company, Ltd., Class A	33,900	84,800
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	148,400	215,743
Shanghai Pudong Development Bank Company, Ltd., Class A	348,200	366,443
Shanghai Putailai New Energy Technology Company, Ltd., Class A	15,600	142,518
Shanghai RAAS Blood Products Company, Ltd., Class A	73,300	61,980
Shanghai Yuyuan Tourist Mart Group Company, Ltd., Class A	43,600	50,629
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Shanghai Zhangjiang High-Tech Park Development Company, Ltd., Class A	11,900	$19,977
Shanxi Coking Coal Energy Group Company, Ltd., Class A	45,600	84,549
Shanxi Lu'an Environmental Energy Development Company, Ltd., Class A	32,300	74,187
Shanxi Meijin Energy Company, Ltd., Class A	48,000	78,618
Shanxi Securities Company, Ltd., Class A	57,200	48,086
Shanxi Taigang Stainless Steel Company, Ltd., Class A	65,200	46,268
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., Class A	13,900	589,680
Shenghe Resources Holding Company, Ltd., Class A	18,800	47,010
Shengyi Technology Company, Ltd., Class A	24,900	57,246
Shennan Circuits Company, Ltd., Class A	5,600	68,681
Shenwan Hongyuan Group Company, Ltd., Class A	275,000	166,183
Shenzhen Capchem Technology Company, Ltd., Class A	7,940	48,144
Shenzhen Dynanonic Company, Ltd., Class A	1,900	87,906
Shenzhen Energy Group Company, Ltd., Class A	48,500	44,637
Shenzhen Inovance Technology Company, Ltd., Class A	29,900	258,978
Shenzhen Kangtai Biological Products Company, Ltd., Class A	12,320	59,973
Shenzhen Kedali Industry Company, Ltd., Class A	2,500	40,408
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., Class A	13,800	595,129
Shenzhen New Industries Biomedical Engineering Company, Ltd., Class A	6,600	34,151
Shenzhen Overseas Chinese Town Company, Ltd., Class A	97,700	75,541
Shenzhen Salubris Pharmaceuticals Company, Ltd., Class A	10,300	38,066
Shenzhen SC New Energy Technology Corp., Class A	4,000	76,591
Shenzhen Senior Technology Material Company, Ltd., Class A	14,485	48,185
Shenzhen Sunlord Electronics Company, Ltd., Class A	8,500	30,561
Shenzhen Transsion Holdings Company, Ltd., Class A	7,276	71,712
Shenzhou International Group Holdings, Ltd.	158,100	1,652,351
Shijiazhuang Yiling Pharmaceutical Company, Ltd., Class A	19,800	61,325
Sichuan Chuantou Energy Company, Ltd., Class A	39,100	74,698
Sichuan Hebang Biotechnology Company, Ltd., Class A	102,900	56,062
Sichuan Kelun Pharmaceutical Company, Ltd., Class A	17,000	52,808
Sichuan New Energy Power Company, Ltd. (A)	15,800	46,348
Sichuan Road & Bridge Company, Ltd., Class A	53,700	82,881
Sichuan Swellfun Company, Ltd., Class A	5,200	54,877

The accompanying notes are an integral part of the financial statements.	52

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Sichuan Yahua Industrial Group Company, Ltd., Class A	12,700	$52,213
Sieyuan Electric Company, Ltd., Class A	8,600	50,880
Silergy Corp.	36,000	617,166
Sinolink Securities Company, Ltd., Class A	55,000	68,647
Sinoma Science & Technology Company, Ltd., Class A	19,400	64,854
Sinomine Resource Group Company, Ltd., Class A	5,100	69,530
Sinopec Shanghai Petrochemical Company, Ltd., Class A	70,200	32,040
Sinopharm Group Company, Ltd., H Shares	259,800	578,781
Sinotrans, Ltd., Class A	51,000	27,808
Sinotruk Hong Kong, Ltd.	135,100	134,699
Skshu Paint Company, Ltd., Class A (A)	4,100	55,265
Smoore International Holdings, Ltd. (B)	343,000	612,350
Songcheng Performance Development Company, Ltd., Class A	32,800	60,105
SooChow Securities Company, Ltd., Class A	67,000	66,438
Southwest Securities Company, Ltd., Class A	100,100	56,859
StarPower Semiconductor, Ltd., Class A	1,900	108,708
Sunac China Holdings, Ltd. (A)(D)	599,000	314,584
Sungrow Power Supply Company, Ltd., Class A	16,700	267,747
Sunny Optical Technology Group Company, Ltd.	135,850	1,854,686
Sunwoda Electronic Company, Ltd., Class A	20,000	78,510
Suzhou Dongshan Precision Manufacturing Company, Ltd., Class A	20,700	77,207
Suzhou Maxwell Technologies Company, Ltd., Class A	1,940	130,879
Suzhou TA&A Ultra Clean Technology Company, Ltd., Class A	6,500	72,959
TAL Education Group, ADR (A)	80,362	464,492
Tangshan Jidong Cement Company, Ltd., Class A	30,200	39,720
TBEA Company, Ltd., Class A	43,800	156,723
TCL Technology Group Corp., Class A	162,500	97,417
TCL Zhonghuan Renewable Energy Technology Company, Ltd., Class A	36,400	252,717
Tencent Holdings, Ltd.	1,192,612	49,291,580
Tencent Music Entertainment Group, ADR (A)	135,900	694,449
The People's Insurance Company Group of China, Ltd., Class A	82,000	59,181
The People's Insurance Company Group of China, Ltd., H Shares	1,674,100	517,404
Thunder Software Technology Company, Ltd., Class A	4,700	83,262
Tianjin 712 Communication & Broadcasting Company, Ltd., Class A	7,900	34,525
Tianma Microelectronics Company, Ltd., Class A	11,400	15,553
Tianshan Aluminum Group Company, Ltd., Class A	42,600	47,102
Tianshui Huatian Technology Company, Ltd., Class A	27,800	38,555
Tibet Summit Resources Company, Ltd., Class A (A)	9,600	39,105
Tingyi Cayman Islands Holding Corp.	371,800	660,215
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Titan Wind Energy Suzhou Company, Ltd., Class A	20,900	$41,701
Toly Bread Company, Ltd., Class A	14,340	29,153
Tongcheng Travel Holdings, Ltd. (A)	231,600	474,354
TongFu Microelectronics Company, Ltd., Class A (A)	11,300	30,263
Tongkun Group Company, Ltd., Class A	30,700	63,337
Tongling Nonferrous Metals Group Company, Ltd., Class A	111,400	46,567
Tongwei Company, Ltd., Class A	51,400	392,830
Topchoice Medical Corp., Class A (A)	3,600	60,493
Topsports International Holdings, Ltd. (B)	344,000	271,518
Transfar Zhilian Company, Ltd., Class A	38,000	30,617
TravelSky Technology, Ltd., H Shares	176,400	307,445
Trina Solar Company, Ltd., Class A	24,881	256,450
Trip.com Group, Ltd., ADR (A)	103,800	2,669,736
Tsingtao Brewery Company, Ltd., Class A	8,400	131,131
Tsingtao Brewery Company, Ltd., H Shares	118,700	1,152,693
Unigroup Guoxin Microelectronics Company, Ltd., Class A	9,379	211,466
Uni-President China Holdings, Ltd.	244,900	210,846
Unisplendour Corp., Ltd., Class A	32,300	80,683
Vipshop Holdings, Ltd., ADR (A)	86,400	1,003,104
Walvax Biotechnology Company, Ltd., Class A	18,100	114,103
Wanhua Chemical Group Company, Ltd., Class A	35,800	458,236
Want Want China Holdings, Ltd.	903,412	636,383
Weibo Corp., ADR (A)	13,380	276,832
Weichai Power Company, Ltd., Class A	84,400	141,644
Weichai Power Company, Ltd., H Shares	363,980	486,282
Weihai Guangwei Composites Company, Ltd., Class A	5,800	63,713
Wens Foodstuffs Group Company, Ltd., Class A (A)	73,400	251,893
Western Mining Company, Ltd., Class A	26,500	40,714
Western Securities Company, Ltd., Class A	62,800	58,803
Western Superconducting Technologies Company, Ltd., Class A	5,216	76,824
Westone Information Industry, Inc., Class A	9,800	47,506
Will Semiconductor Company, Ltd., Class A	13,245	179,075
Wingtech Technology Company, Ltd., Class A	14,100	131,472
Winning Health Technology Group Company, Ltd., Class A	19,800	20,235
Wuchan Zhongda Group Company, Ltd., Class A	62,600	41,651
Wuhan Guide Infrared Company, Ltd., Class A	33,760	69,705
Wuliangye Yibin Company, Ltd., Class A	44,600	1,076,894
WUS Printed Circuit Kunshan Company, Ltd., Class A	21,600	37,286
WuXi AppTec Company, Ltd., Class A	30,000	388,126
WuXi AppTec Company, Ltd., H Shares (B)	66,929	755,562
Wuxi Biologics Cayman, Inc. (A)(B)	685,100	6,044,022
Wuxi Shangji Automation Company, Ltd., Class A	4,360	84,827
XCMG Construction Machinery Company, Ltd., Class A (A)	99,200	74,719
Xiamen C & D, Inc., Class A	37,700	64,070

The accompanying notes are an integral part of the financial statements.	53

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Xiamen Faratronic Company, Ltd., Class A	2,500	$64,211
Xiamen Intretech, Inc., Class A	7,400	21,745
Xiamen Tungsten Company, Ltd., Class A	15,600	57,032
Xiaomi Corp., Class B (A)(B)	2,918,700	4,263,224
Xinjiang Goldwind Science & Technology Company, Ltd., Class A	41,700	77,159
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares	146,800	218,756
Xinjiang Zhongtai Chemical Company, Ltd., Class A	32,400	34,625
Xinyi Solar Holdings, Ltd.	933,000	1,283,080
XPeng, Inc., ADR (A)	80,800	1,496,416
Xtep International Holdings, Ltd.	248,500	344,840
Yadea Group Holdings, Ltd. (B)	224,000	427,257
Yangzhou Yangjie Electronic Technology Company, Ltd., Class A	5,700	48,229
Yankuang Energy Group Company, Ltd., Class A	29,300	203,369
Yankuang Energy Group Company, Ltd., H Shares	288,710	1,142,833
Yantai Jereh Oilfield Services Group Company, Ltd., Class A	10,900	59,943
Yealink Network Technology Corp., Ltd., Class A	9,700	100,315
Yifeng Pharmacy Chain Company, Ltd., Class A	7,900	60,976
Yihai International Holding, Ltd. (A)	89,500	225,397
Yihai Kerry Arawana Holdings Company, Ltd., Class A	17,000	112,228
Yintai Gold Company, Ltd., Class A	28,500	47,153
YongXing Special Materials Technology Company, Ltd., Class A	4,500	87,143
Yonyou Network Technology Company, Ltd., Class A	37,900	109,833
Youngor Group Company, Ltd., Class A	65,500	60,686
Youngy Company, Ltd., Class A (A)	2,800	48,394
YTO Express Group Company, Ltd., Class A	40,700	115,700
Yuan Longping High-tech Agriculture Company, Ltd., Class A (A)	14,800	33,359
Yum China Holdings, Inc.	81,492	4,083,564
Yunda Holding Company, Ltd., Class A	33,900	82,502
Yunnan Aluminium Company, Ltd., Class A	37,700	54,836
Yunnan Baiyao Group Company, Ltd., Class A	20,940	158,674
Yunnan Botanee Bio-Technology Group Company, Ltd., Class A	3,200	86,327
Yunnan Energy New Material Company, Ltd., Class A	10,200	284,504
Yunnan Tin Company, Ltd., Class A	18,200	36,465
Zai Lab, Ltd., ADR (A)	16,600	767,086
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., Class A	6,800	295,884
Zhaojin Mining Industry Company, Ltd., H Shares (A)	211,000	178,661
Zhefu Holding Group Company, Ltd., Class A	57,200	35,740
Zhejiang Century Huatong Group Company, Ltd., Class A (A)	88,700	58,597
Zhejiang China Commodities City Group Company, Ltd., Class A	60,000	42,436
Zhejiang Chint Electrics Company, Ltd., Class A	25,300	115,558
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Zhejiang Dahua Technology Company, Ltd., Class A	35,200	$74,880
Zhejiang Dingli Machinery Company, Ltd., Class A	5,700	32,335
Zhejiang Expressway Company, Ltd., H Shares	264,782	201,531
Zhejiang HangKe Technology, Inc., Company, Class A	4,294	38,486
Zhejiang Huahai Pharmaceutical Company, Ltd., Class A	16,000	46,186
Zhejiang Huayou Cobalt Company, Ltd., Class A	17,910	193,137
Zhejiang Jingsheng Mechanical & Electrical Company, Ltd., Class A	14,400	157,605
Zhejiang Jiuzhou Pharmaceutical Company, Ltd., Class A	8,900	52,859
Zhejiang Juhua Company, Ltd., Class A	31,200	70,779
Zhejiang NHU Company, Ltd., Class A	35,180	114,397
Zhejiang Orient Gene Biotech Company, Ltd., Class A	2,058	26,444
Zhejiang Semir Garment Company, Ltd., Class A	25,800	19,386
Zhejiang Supor Company, Ltd., Class A	6,000	39,795
Zhejiang Weiming Environment Protection Company, Ltd., Class A	18,880	69,600
Zhejiang Weixing New Building Materials Company, Ltd., Class A	16,400	49,516
Zhejiang Wolwo Bio-Pharmaceutical Company, Ltd., Class A	5,300	35,507
Zhejiang Yongtai Technology Company, Ltd., Class A	10,000	39,411
Zheshang Securities Company, Ltd., Class A	51,600	81,456
ZhongAn Online P&C Insurance Company, Ltd., H Shares (A)(B)	134,900	395,333
Zhongji Innolight Company, Ltd., Class A	9,200	38,981
Zhongsheng Group Holdings, Ltd.	114,100	539,507
Zhongtai Securities Company, Ltd., Class A	66,100	70,823
Zhuzhou CRRC Times Electric Company, Ltd.	103,800	501,925
Zhuzhou CRRC Times Electric Company, Ltd., Class A	7,241	64,467
Zhuzhou Hongda Electronics Corp, Ltd., Class A	4,100	27,540
Zhuzhou Kibing Group Company, Ltd., Class A	30,600	50,013
Zibo Qixiang Tengda Chemical Company, Ltd., Class A (A)	31,500	33,322
Zijin Mining Group Company, Ltd., Class A	241,600	306,588
Zijin Mining Group Company, Ltd., H Shares	1,085,529	1,226,620
Zoomlion Heavy Industry Science and Technology Company, Ltd., Class A	77,000	64,161
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	286,400	129,108
ZTE Corp., Class A	46,500	164,477
ZTE Corp., H Shares	143,215	302,371
ZTO Express Cayman, Inc., ADR	80,600	2,099,630
		370,487,714
Colombia - 0.1%
Bancolombia SA	92,258	712,401

The accompanying notes are an integral part of the financial statements.	54

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Colombia (continued)
Ecopetrol SA	1,806,433	$920,551
Interconexion Electrica SA ESP	162,332	702,620
		2,335,572
Czech Republic - 0.0%
CEZ AS	24,043	974,031
Komercni banka AS	11,427	267,632
Moneta Money Bank AS (B)	49,554	157,223
		1,398,886
Denmark - 1.8%
A.P. Moller - Maersk A/S, Series A	556	1,298,876
A.P. Moller - Maersk A/S, Series B	1,039	2,492,721
Carlsberg A/S, Class B	18,833	2,445,470
Chr. Hansen Holding A/S	19,639	1,144,308
Coloplast A/S, B Shares	22,233	2,539,698
Danske Bank A/S	130,407	1,741,313
Demant A/S (A)	17,766	547,268
DSV A/S	35,968	5,314,923
Genmab A/S (A)	12,346	4,394,759
GN Store Nord A/S	24,621	696,347
Novo Nordisk A/S, B Shares	315,898	33,773,869
Novozymes A/S, B Shares	38,283	2,197,200
Orsted A/S (B)	35,349	3,450,152
Pandora A/S	17,799	1,069,304
ROCKWOOL A/S, B Shares	1,676	344,979
Tryg A/S	69,426	1,568,735
Vestas Wind Systems A/S	189,288	4,736,197
		69,756,119
Finland - 0.5%
Elisa OYJ	17,727	948,014
Fortum OYJ	56,114	577,216
Kesko OYJ, B Shares	34,231	720,142
Kone OYJ, B Shares	43,249	1,729,643
Neste OYJ	53,791	2,653,889
Nokia OYJ	694,661	3,500,664
Nordea Bank ABP	386,143	3,580,260
Orion OYJ, Class B	13,580	615,721
Sampo OYJ, A Shares	66,031	2,987,277
Stora Enso OYJ, R Shares	71,273	1,060,973
UPM-Kymmene OYJ	68,370	2,322,832
Wartsila OYJ ABP	60,758	500,967
		21,197,598
France - 6.7%
Accor SA (A)	30,757	733,594
Aeroports de Paris (A)	5,320	728,472
Air Liquide SA	95,964	12,025,573
Airbus SE	108,186	10,601,533
Alstom SA	58,068	1,190,007
Amundi SA (B)	12,142	615,647
Arkema SA	11,014	929,824
AXA SA	360,906	8,499,957
BioMerieux	7,587	693,832
BNP Paribas SA	204,390	9,498,083
Bollore SE	159,137	760,486
Bouygues SA	41,675	1,224,208
Bureau Veritas SA	53,430	1,326,133
Capgemini SE	30,003	5,183,879
Carrefour SA (C)	113,330	1,891,541
Cie de Saint-Gobain	91,626	3,690,505
Cie Generale des Etablissements Michelin SCA	124,268	3,022,370
Covivio	8,295	463,092
Credit Agricole SA	232,489	2,139,762
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Danone SA	119,697	$6,298,522
Dassault Aviation SA	4,548	624,578
Dassault Systemes SE	122,287	4,715,796
Edenred	45,394	2,296,010
Eiffage SA	15,086	1,326,894
Electricite de France SA	102,673	1,227,587
Engie SA	335,485	3,984,605
EssilorLuxottica SA	52,751	7,856,635
Eurazeo SE	8,062	481,465
Gecina SA	8,251	734,325
Getlink SE	78,940	1,486,529
Hermes International	5,809	7,440,001
Ipsen SA	6,923	663,483
Kering SA	13,738	6,893,106
Klepierre SA (A)	39,097	801,971
La Francaise des Jeux SAEM (B)	18,693	606,295
Legrand SA	49,009	3,546,047
L'Oreal SA	44,225	15,188,883
LVMH Moet Hennessy Louis Vuitton SE	50,948	32,875,204
Orange SA	365,451	3,701,078
Pernod Ricard SA	38,509	7,065,983
Publicis Groupe SA	41,827	2,042,226
Remy Cointreau SA	4,212	781,173
Renault SA (A)	35,339	1,006,564
Safran SA	62,681	6,390,636
Sanofi	208,863	17,074,592
Sartorius Stedim Biotech	5,069	1,854,053
Schneider Electric SE	97,799	11,624,185
Schneider Electric SE (Euronext London Exchange)	1,474	175,848
SEB SA	4,464	330,628
Societe Generale SA	147,509	3,251,912
Sodexo SA	16,115	1,232,479
Teleperformance	10,740	3,058,842
Thales SA	19,577	2,360,228
TotalEnergies SE	454,781	23,025,530
Ubisoft Entertainment SA (A)	17,132	790,047
Unibail-Rodamco-Westfield (A)	16,892	868,412
Unibail-Rodamco-Westfield (Euronext Amsterdam Exchange) (A)	4,627	237,873
Valeo	37,605	718,323
Veolia Environnement SA	121,563	2,709,336
Vinci SA	97,915	9,033,039
Vivendi SE	130,936	1,186,869
Wendel SE	4,919	386,498
Worldline SA (A)(B)	43,702	1,872,320
		267,045,108
Germany - 3.7%
adidas AG	27,442	4,069,204
Allianz SE	65,602	11,089,181
BASF SE	145,980	6,174,811
Bayer AG	156,191	8,260,665
Bayerische Motoren Werke AG	52,896	3,897,323
Bechtle AG	12,871	493,085
Beiersdorf AG	15,957	1,610,707
Brenntag SE	24,284	1,592,248
Carl Zeiss Meditec AG, Bearer Shares	6,386	794,798
Commerzbank AG (A)	165,518	1,101,349
Continental AG	17,381	1,000,704
Covestro AG (B)	30,997	934,624
Daimler Truck Holding AG (A)	71,820	1,836,363
Delivery Hero SE (A)(B)(C)	25,973	1,077,916
Deutsche Bank AG	332,430	2,773,435

The accompanying notes are an integral part of the financial statements.	55

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Deutsche Boerse AG	30,224	$5,110,130
Deutsche Lufthansa AG (A)(C)	93,306	554,733
Deutsche Post AG	157,197	5,737,578
Deutsche Telekom AG	514,244	9,692,121
E.ON SE	355,021	3,028,197
Evonik Industries AG	32,768	610,966
Fresenius Medical Care AG & Company KGaA	32,531	1,113,846
Fresenius SE & Company KGaA	66,729	1,650,768
GEA Group AG	23,898	831,339
Hannover Rueck SE	9,952	1,466,792
HeidelbergCement AG	23,141	1,044,994
HelloFresh SE (A)	26,096	623,070
Henkel AG & Company KGaA	14,680	918,082
Infineon Technologies AG	207,793	5,084,480
KION Group AG	11,432	456,789
Knorr-Bremse AG	11,156	540,677
LEG Immobilien SE	11,543	872,351
Mercedes-Benz Group AG	127,535	7,150,369
Merck KGaA	20,574	3,534,217
MTU Aero Engines AG	8,469	1,493,620
Muenchener Rueckversicherungs-Gesellschaft AG	22,672	5,416,835
Nemetschek SE	9,073	534,494
Puma SE	16,574	1,013,067
Rational AG	800	431,491
Rheinmetall AG	6,930	1,100,107
RWE AG	101,526	3,876,015
SAP SE	165,756	14,117,400
Scout24 SE (B)	12,535	722,182
Siemens AG	121,575	12,314,884
Siemens Energy AG	69,240	1,018,476
Siemens Healthineers AG (B)	44,770	2,187,746
Symrise AG	21,069	2,204,547
Telefonica Deutschland Holding AG	154,009	399,801
Uniper SE (C)	13,885	75,130
United Internet AG	14,383	325,353
Volkswagen AG	4,617	854,013
Vonovia SE	110,844	3,000,731
Zalando SE (A)(B)(C)	35,187	814,683
		148,628,487
Hong Kong - 2.4%
AIA Group, Ltd.	1,998,709	19,230,052
Alibaba Health Information Technology, Ltd. (A)	894,200	512,434
Alibaba Pictures Group, Ltd. (A)	2,206,100	173,548
Beijing Enterprises Holdings, Ltd.	101,214	301,054
Beijing Enterprises Water Group, Ltd.	778,200	199,904
BOC Hong Kong Holdings, Ltd.	611,000	2,102,941
Bosideng International Holdings, Ltd.	610,000	342,510
Brilliance China Automotive Holdings, Ltd. (A)(D)	509,800	130,394
Budweiser Brewing Company APAC, Ltd. (B)	284,000	834,801
China Everbright Environment Group, Ltd.	724,700	358,192
China Gas Holdings, Ltd.	582,800	824,722
China Jinmao Holdings Group, Ltd.	1,103,300	232,324
China Mengniu Dairy Company, Ltd. (A)	604,253	2,736,225
China Merchants Port Holdings Company, Ltd.	256,331	384,821
China Overseas Land & Investment, Ltd.	738,297	1,984,152
China Overseas Property Holdings, Ltd.	245,000	260,002
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Power International Development, Ltd.	1,027,900	$573,828
China Resources Beer Holdings Company, Ltd.	308,899	2,153,342
China Resources Cement Holdings, Ltd.	471,900	290,884
China Resources Gas Group, Ltd.	175,400	682,904
China Resources Land, Ltd.	616,405	2,523,715
China Resources Power Holdings Company, Ltd.	367,432	730,580
China Ruyi Holdings, Ltd. (A)	876,000	222,299
China State Construction International Holdings, Ltd.	387,400	447,312
China Taiping Insurance Holdings Company, Ltd.	308,200	314,665
China Traditional Chinese Medicine Holdings Company, Ltd.	536,400	231,314
Chow Tai Fook Jewellery Group, Ltd.	324,600	653,325
CK Asset Holdings, Ltd.	330,698	2,232,134
CK Hutchison Holdings, Ltd.	445,472	2,876,706
CK Infrastructure Holdings, Ltd.	102,000	620,263
CLP Holdings, Ltd.	268,500	2,313,476
COSCO SHIPPING Ports, Ltd.	350,808	227,000
ESR Group, Ltd. (A)(B)	328,200	918,994
Far East Horizon, Ltd.	291,100	220,524
Futu Holdings, Ltd., ADR (A)	9,900	485,991
Galaxy Entertainment Group, Ltd.	359,000	2,006,697
Geely Automobile Holdings, Ltd.	1,149,300	2,309,195
Guangdong Investment, Ltd.	560,880	513,852
Hang Lung Properties, Ltd.	330,000	548,793
Hang Seng Bank, Ltd.	124,195	1,944,475
Henderson Land Development Company, Ltd.	238,417	797,534
HK Electric Investments, Ltd.	372,500	310,801
HKT Trust & HKT, Ltd.	604,322	810,746
Hong Kong & China Gas Company, Ltd.	1,824,863	1,799,100
Hong Kong Exchanges & Clearing, Ltd.	198,577	8,001,566
Hongkong Land Holdings, Ltd.	187,600	906,876
Hopson Development Holdings, Ltd.	143,915	197,881
HUTCHMED China, Ltd., ADR (A)	16,500	212,190
Jardine Matheson Holdings, Ltd.	35,332	1,873,716
Kingboard Holdings, Ltd.	128,800	406,712
Kingboard Laminates Holdings, Ltd.	179,000	170,750
Kunlun Energy Company, Ltd.	747,390	650,773
Link REIT	344,825	2,668,610
MTR Corp., Ltd.	249,368	1,277,094
New World Development Company, Ltd.	246,314	802,634
Nine Dragons Paper Holdings, Ltd.	316,100	248,034
Orient Overseas International, Ltd.	25,500	710,812
Power Assets Holdings, Ltd.	225,500	1,348,762
Shenzhen International Holdings, Ltd.	245,500	211,623
Shimao Group Holdings, Ltd. (D)	245,100	124,225
Sino Biopharmaceutical, Ltd.	1,977,875	1,038,811
Sino Land Company, Ltd.	555,075	811,700
SITC International Holdings Company, Ltd.	220,000	557,883
Sun Hung Kai Properties, Ltd.	240,000	2,819,574
Swire Pacific, Ltd., Class A	83,500	577,551
Swire Properties, Ltd.	188,800	435,131
Techtronic Industries Company, Ltd.	226,500	2,671,396
The Wharf Holdings, Ltd.	230,125	866,642
Vinda International Holdings, Ltd.	68,000	190,065
WH Group, Ltd. (B)	1,380,270	940,410
Wharf Real Estate Investment Company, Ltd.	275,125	1,251,870

The accompanying notes are an integral part of the financial statements.	56

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Xinyi Glass Holdings, Ltd.	294,000	$542,986
Yuexiu Property Company, Ltd.	264,700	331,080
		93,215,882
Hungary - 0.0%
MOL Hungarian Oil & Gas PLC	80,088	551,835
OTP Bank NYRT	42,839	911,057
Richter Gedeon NYRT	27,145	547,301
		2,010,193
India - 3.5%
ACC, Ltd.	10,720	306,948
Adani Enterprises, Ltd.	40,574	1,609,248
Adani Green Energy, Ltd. (A)	46,165	1,401,156
Adani Ports & Special Economic Zone, Ltd.	75,543	788,351
Adani Power, Ltd. (A)	114,568	585,059
Adani Total Gas, Ltd.	40,725	1,901,872
Adani Transmission, Ltd. (A)	40,712	2,005,681
Ambuja Cements, Ltd.	87,179	446,116
Apollo Hospitals Enterprise, Ltd.	14,915	798,968
Asian Paints, Ltd.	56,854	2,398,710
AU Small Finance Bank, Ltd. (B)	23,263	184,360
Aurobindo Pharma, Ltd.	40,259	274,118
Avenue Supermarts, Ltd. (A)(B)	23,985	1,352,312
Axis Bank, Ltd.	338,020	3,150,175
Bajaj Auto, Ltd.	10,397	530,623
Bajaj Finance, Ltd.	40,347	3,644,235
Bajaj Finserv, Ltd.	5,738	1,202,703
Balkrishna Industries, Ltd.	11,173	284,099
Bandhan Bank, Ltd. (A)(B)	97,870	337,706
Berger Paints India, Ltd.	33,747	282,364
Bharat Electronics, Ltd.	180,974	692,401
Bharat Forge, Ltd.	36,878	339,304
Bharat Petroleum Corp., Ltd.	128,649	527,558
Bharti Airtel, Ltd.	326,142	2,948,648
Biocon, Ltd.	62,069	239,462
Britannia Industries, Ltd.	15,893	742,316
Cholamandalam Investment and Finance Company, Ltd.	60,970	597,141
Cipla, Ltd.	72,169	935,100
Coal India, Ltd.	225,711	658,963
Colgate-Palmolive India, Ltd.	17,034	357,245
Container Corp. of India, Ltd.	40,597	351,349
Dabur India, Ltd.	91,524	668,302
Divi's Laboratories, Ltd.	19,593	881,222
DLF, Ltd.	91,922	443,975
Dr. Reddy's Laboratories, Ltd.	17,395	916,554
Eicher Motors, Ltd.	20,208	843,700
GAIL India, Ltd.	235,747	400,594
Godrej Consumer Products, Ltd. (A)	60,799	700,147
Godrej Properties, Ltd. (A)	18,524	323,619
Grasim Industries, Ltd.	38,939	809,780
Havells India, Ltd.	36,912	633,107
HCL Technologies, Ltd.	161,054	1,869,165
HDFC Life Insurance Company, Ltd. (B)	146,500	1,047,660
Hero MotoCorp, Ltd.	16,264	574,730
Hindalco Industries, Ltd.	201,469	1,090,199
Hindustan Petroleum Corp., Ltd.	94,206	285,293
Hindustan Unilever, Ltd.	122,302	4,052,201
Housing Development Finance Corp., Ltd.	256,337	7,762,616
ICICI Bank, Ltd.	765,601	8,411,170
ICICI Lombard General Insurance Company, Ltd. (B)	37,271	599,145
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
ICICI Prudential Life Insurance Company, Ltd. (B)	56,510	$417,671
Indian Oil Corp., Ltd.	416,046	371,501
Indian Railway Catering & Tourism Corp, Ltd.	34,930	304,768
Indraprastha Gas, Ltd.	45,627	238,496
Indus Towers, Ltd.	100,070	248,850
Info Edge India, Ltd.	10,575	568,409
Infosys, Ltd.	499,801	9,193,063
InterGlobe Aviation, Ltd. (A)(B)	14,298	355,853
ITC, Ltd.	441,946	1,767,243
Jindal Steel & Power, Ltd.	60,614	325,131
JSW Steel, Ltd.	106,232	877,298
Jubilant Foodworks, Ltd.	57,993	441,424
Kotak Mahindra Bank, Ltd.	83,001	1,961,471
Larsen & Toubro Infotech, Ltd. (B)	7,792	446,010
Larsen & Toubro, Ltd.	102,723	2,442,407
Lupin, Ltd.	30,017	250,423
Mahindra & Mahindra, Ltd.	129,466	2,101,797
Marico, Ltd.	74,419	486,320
Maruti Suzuki India, Ltd.	17,921	2,014,488
Mindtree, Ltd.	9,763	398,896
Mphasis, Ltd.	12,401	326,032
MRF, Ltd.	278	295,463
Muthoot Finance, Ltd.	17,420	227,565
Nestle India, Ltd.	4,931	1,223,658
NTPC, Ltd.	578,349	1,183,727
Oil & Natural Gas Corp., Ltd.	375,198	648,105
Page Industries, Ltd.	901	574,120
Petronet LNG, Ltd.	106,759	294,189
PI Industries, Ltd.	10,966	469,444
Pidilite Industries, Ltd.	22,159	755,912
Piramal Enterprises, Ltd.	18,043	241,086
Piramal Pharma, Ltd. (A)(D)	72,172	197,885
Power Grid Corp. of India, Ltd.	465,009	1,330,775
Reliance Industries, Ltd.	452,012	14,830,678
Samvardhana Motherson International, Ltd.	184,613	282,158
SBI Cards & Payment Services, Ltd.	34,886	398,624
SBI Life Insurance Company, Ltd. (B)	67,885	1,122,609
Shree Cement, Ltd.	1,586	435,723
Shriram Transport Finance Company, Ltd.	28,354	475,850
Siemens, Ltd.	10,357	371,012
SRF, Ltd.	22,016	693,302
State Bank of India	267,688	1,761,621
Sun Pharmaceutical Industries, Ltd.	143,765	1,601,843
Tata Consultancy Services, Ltd.	137,187	5,469,277
Tata Consumer Products, Ltd.	81,345	822,008
Tata Elxsi, Ltd.	5,037	561,271
Tata Motors, Ltd. (A)	246,322	1,432,348
Tata Steel, Ltd.	1,091,101	1,466,944
Tech Mahindra, Ltd.	86,949	1,158,629
The Tata Power Company, Ltd.	212,762	622,711
Titan Company, Ltd.	52,763	1,703,184
Torrent Pharmaceuticals, Ltd.	14,894	287,673
Trent, Ltd.	26,486	461,481
UltraTech Cement, Ltd.	14,986	1,246,261
United Spirits, Ltd. (A)	43,530	440,620
UPL, Ltd.	72,956	696,733
Vedanta, Ltd.	110,387	368,789
Wipro, Ltd.	203,888	1,045,585
Yes Bank, Ltd. (A)	1,639,729	336,088
Zomato, Ltd. (A)	235,401	169,287
		137,429,259

The accompanying notes are an integral part of the financial statements.	57

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia - 0.6%
Adaro Energy Indonesia Tbk PT	2,678,545	$638,557
Adaro Minerals Indonesia Tbk PT (A)	1,519,800	175,274
Aneka Tambang Tbk	1,547,800	206,967
Astra International Tbk PT	3,814,408	1,789,793
Bank Central Asia Tbk PT	10,269,150	5,670,862
Bank Jago Tbk PT (A)	767,400	434,840
Bank Mandiri Persero Tbk PT	3,485,556	2,074,203
Bank Negara Indonesia Persero Tbk PT	1,432,953	821,893
Bank Rakyat Indonesia Persero Tbk PT	12,675,010	3,701,472
Barito Pacific Tbk PT	5,269,800	290,907
Charoen Pokphand Indonesia Tbk PT	1,372,103	543,095
Gudang Garam Tbk PT	93,682	149,806
Indah Kiat Pulp & Paper Tbk PT	525,500	294,358
Indofood CBP Sukses Makmur Tbk PT	436,400	244,251
Indofood Sukses Makmur Tbk PT	846,417	355,085
Kalbe Farma Tbk PT	3,955,910	447,330
Merdeka Copper Gold Tbk PT (A)	2,226,300	640,218
Sarana Menara Nusantara Tbk PT	4,238,300	354,332
Semen Indonesia Persero Tbk PT	569,792	253,022
Sumber Alfaria Trijaya Tbk PT	3,093,100	453,950
Telkom Indonesia Persero Tbk PT	9,267,860	2,838,104
Tower Bersama Infrastructure Tbk PT	1,429,800	271,455
Unilever Indonesia Tbk PT	1,417,425	438,023
United Tractors Tbk PT	312,437	711,440
Vale Indonesia Tbk PT (A)	454,200	186,164
		23,985,401
Ireland - 0.6%
AerCap Holdings NV (A)	17,200	757,660
CRH PLC	125,457	4,632,849
DCC PLC	24,558	1,413,416
Experian PLC	230,724	7,001,405
Flutter Entertainment PLC (A)	27,228	3,411,656
James Hardie Industries PLC, CHESS Depositary Interest	91,971	2,084,563
Kerry Group PLC, Class A	25,996	2,680,764
Kingspan Group PLC	25,129	1,422,779
Smurfit Kappa Group PLC	32,176	1,078,852
Smurfit Kappa Group PLC (London Stock Exchange)	8,098	271,226
		24,755,170
Israel - 0.5%
Azrieli Group, Ltd.	6,673	553,567
Bank Hapoalim BM	199,871	2,072,152
Bank Leumi Le-Israel BM	243,623	2,575,394
Check Point Software Technologies, Ltd. (A)	16,300	1,959,912
CyberArk Software, Ltd. (A)	6,300	908,964
Elbit Systems, Ltd.	4,188	894,081
ICL Group, Ltd.	110,588	1,055,970
Israel Discount Bank, Ltd., Class A	195,259	1,193,746
Kornit Digital, Ltd. (A)	8,000	248,640
Mizrahi Tefahot Bank, Ltd.	24,115	980,773
Nice, Ltd. (A)	9,944	2,124,654
Teva Pharmaceutical Industries, Ltd., ADR (A)	175,036	1,582,325
Tower Semiconductor, Ltd. (A)	17,203	806,369
Wix.com, Ltd. (A)	9,000	569,610
ZIM Integrated Shipping Services, Ltd.	13,400	483,606
		18,009,763
Italy - 0.8%
Amplifon SpA	15,761	410,748
Assicurazioni Generali SpA	146,650	2,150,888
Atlantia SpA	61,802	1,415,177
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Davide Campari-Milano NV	64,600	$633,783
DiaSorin SpA	3,163	414,935
Enel SpA	1,022,782	4,806,147
Eni SpA	316,858	3,743,036
Ferrari NV	15,821	3,054,135
FinecoBank Banca Fineco SpA	74,349	803,887
Infrastrutture Wireless Italiane SpA (B)	40,174	372,331
Intesa Sanpaolo SpA	2,073,597	3,569,691
Mediobanca Banca di Credito Finanziario SpA	75,650	598,839
Moncler SpA	25,854	1,150,294
Nexi SpA (A)(B)	65,621	538,389
Poste Italiane SpA (B)	68,687	548,948
Prysmian SpA	31,895	978,631
Recordati Industria Chimica e Farmaceutica SpA	12,823	523,180
Snam SpA	242,502	1,152,595
Telecom Italia SpA (A)	1,223,837	252,429
Terna - Rete Elettrica Nazionale	172,666	1,227,524
UniCredit SpA	264,930	2,592,586
		30,938,173
Japan - 10.1%
Advantest Corp.	24,600	1,393,229
Aeon Company, Ltd.	83,700	1,632,631
AGC, Inc.	25,284	858,112
Aisin Corp.	19,100	567,932
Ajinomoto Company, Inc.	60,300	1,666,683
ANA Holdings, Inc. (A)	20,000	384,527
Asahi Group Holdings, Ltd.	59,261	1,986,918
Asahi Intecc Company, Ltd.	28,200	501,610
Asahi Kasei Corp.	163,300	1,193,363
Astellas Pharma, Inc.	241,200	3,419,682
Azbil Corp.	14,800	421,702
Bandai Namco Holdings, Inc.	25,800	1,935,945
Bridgestone Corp.	73,600	2,824,341
Brother Industries, Ltd.	30,300	579,867
Canon, Inc.	129,496	3,101,340
Capcom Company, Ltd.	22,400	611,402
Central Japan Railway Company	18,488	2,176,593
Chubu Electric Power Company, Inc.	80,500	818,589
Chugai Pharmaceutical Company, Ltd.	87,000	2,245,303
Concordia Financial Group, Ltd.	141,200	447,779
CyberAgent, Inc.	54,800	534,261
Dai Nippon Printing Company, Ltd.	28,700	604,102
Daifuku Company, Ltd.	13,100	764,228
Dai-ichi Life Holdings, Inc.	133,600	2,308,342
Daiichi Sankyo Company, Ltd.	227,000	6,821,760
Daikin Industries, Ltd.	32,300	5,638,519
Daito Trust Construction Company, Ltd.	8,000	787,020
Daiwa House Industry Company, Ltd.	77,800	1,739,392
Daiwa House REIT Investment Corp.	271	626,497
Daiwa Securities Group, Inc.	180,718	788,875
Denso Corp.	56,116	3,062,853
Dentsu Group, Inc.	27,844	896,716
Disco Corp.	3,700	898,396
East Japan Railway Company	38,800	2,009,711
Eisai Company, Ltd.	32,554	1,327,330
ENEOS Holdings, Inc.	393,250	1,486,063
FANUC Corp.	24,900	4,011,372
Fast Retailing Company, Ltd.	7,600	4,443,962
Fuji Electric Company, Ltd.	16,500	712,836
FUJIFILM Holdings Corp.	46,615	2,366,495
Fujitsu, Ltd.	25,400	2,988,902

The accompanying notes are an integral part of the financial statements.	58

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
GLP J-REIT	530	$645,640
GMO Payment Gateway, Inc.	5,500	436,174
Hakuhodo DY Holdings, Inc.	29,600	264,076
Hamamatsu Photonics KK	17,900	758,936
Hankyu Hanshin Holdings, Inc.	28,800	863,670
Hikari Tsushin, Inc.	2,700	341,349
Hirose Electric Company, Ltd.	3,830	542,702
Hitachi Construction Machinery Company, Ltd.	14,100	289,863
Hitachi Metals, Ltd. (A)	25,700	386,701
Hitachi, Ltd.	125,400	6,265,245
Honda Motor Company, Ltd.	211,527	5,631,328
Hoshizaki Corp.	13,800	409,977
Hoya Corp.	47,900	4,884,688
Hulic Company, Ltd.	48,100	364,500
Ibiden Company, Ltd.	14,500	460,216
Idemitsu Kosan Company, Ltd.	26,225	691,482
Iida Group Holdings Company, Ltd.	19,500	297,041
Inpex Corp.	134,500	1,546,027
Isuzu Motors, Ltd.	75,500	937,686
Ito En, Ltd.	6,700	294,044
ITOCHU Corp.	154,137	4,241,961
Itochu Techno-Solutions Corp.	11,800	297,798
Japan Airlines Company, Ltd. (A)	18,200	332,884
Japan Exchange Group, Inc.	66,198	986,498
Japan Metropolitan Fund Investment Corp.	879	698,082
Japan Post Bank Company, Ltd.	50,100	365,202
Japan Post Holdings Company, Ltd.	324,700	2,240,036
Japan Post Insurance Company, Ltd.	28,500	436,552
Japan Real Estate Investment Corp.	155	717,895
Japan Tobacco, Inc.	156,100	2,644,870
JFE Holdings, Inc.	64,800	696,182
JSR Corp.	23,600	526,441
Kajima Corp.	55,400	582,949
Kakaku.com, Inc.	17,200	316,616
Kao Corp.	61,600	2,667,299
KDDI Corp.	208,967	6,394,627
Keio Corp.	12,920	491,611
Keisei Electric Railway Company, Ltd.	17,435	486,372
Keyence Corp.	25,206	9,464,199
Kikkoman Corp.	18,800	1,149,592
Kintetsu Group Holdings Company, Ltd.	21,600	733,465
Kirin Holdings Company, Ltd.	106,527	1,753,624
Kobayashi Pharmaceutical Company, Ltd.	6,800	385,366
Kobe Bussan Company, Ltd.	19,300	491,483
Koei Tecmo Holdings Company, Ltd.	7,170	240,384
Koito Manufacturing Company, Ltd.	13,376	456,983
Komatsu, Ltd.	120,300	2,516,525
Konami Group Corp.	12,100	614,071
Kose Corp.	4,300	404,948
Kubota Corp.	132,700	2,060,863
Kurita Water Industries, Ltd.	13,389	520,931
Kyocera Corp.	41,600	2,312,285
Kyowa Kirin Company, Ltd.	34,528	773,936
Lasertec Corp.	9,800	1,356,785
Lixil Corp.	38,300	666,017
M3, Inc.	57,200	1,832,224
Makita Corp.	29,000	681,898
Marubeni Corp.	202,800	2,113,639
Mazda Motor Corp.	73,680	652,518
McDonald's Holdings Company Japan, Ltd.	10,400	371,726
MEIJI Holdings Company, Ltd.	14,700	700,292
MINEBEA MITSUMI, Inc.	47,300	812,949
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
MISUMI Group, Inc.	36,800	$903,298
Mitsubishi Chemical Group Corp.	165,750	870,181
Mitsubishi Corp.	163,800	5,362,918
Mitsubishi Electric Corp.	251,118	2,538,839
Mitsubishi Estate Company, Ltd.	153,000	2,060,432
Mitsubishi HC Capital, Inc.	83,400	404,179
Mitsubishi Heavy Industries, Ltd.	41,740	1,609,103
Mitsubishi UFJ Financial Group, Inc.	1,540,400	7,985,353
Mitsui & Company, Ltd.	180,800	4,243,217
Mitsui Chemicals, Inc.	24,400	548,159
Mitsui Fudosan Company, Ltd.	118,004	2,388,474
Mitsui OSK Lines, Ltd.	44,900	1,169,807
Mizuho Financial Group, Inc.	311,160	3,562,900
MonotaRO Company, Ltd.	32,200	577,742
MS&AD Insurance Group Holdings, Inc.	59,668	1,780,251
Murata Manufacturing Company, Ltd.	74,397	4,006,012
NEC Corp.	31,700	1,156,152
Nexon Company, Ltd.	64,000	1,274,375
NGK Insulators, Ltd.	31,400	448,313
Nidec Corp.	58,000	3,853,057
Nihon M&A Center Holdings, Inc.	39,300	487,055
Nintendo Company, Ltd.	14,239	5,828,691
Nippon Building Fund, Inc.	193	961,325
Nippon Express Holdings, Inc.	9,980	549,127
Nippon Paint Holdings Company, Ltd.	107,300	827,534
Nippon Prologis REIT, Inc.	266	669,184
Nippon Sanso Holdings Corp.	22,000	400,117
Nippon Shinyaku Company, Ltd.	6,300	344,607
Nippon Steel Corp.	105,478	1,666,143
Nippon Telegraph & Telephone Corp.	154,500	4,187,613
Nippon Yusen KK	21,100	1,609,385
Nissan Chemical Corp.	16,700	841,389
Nissan Motor Company, Ltd. (A)	301,425	1,185,864
Nisshin Seifun Group, Inc.	24,700	277,972
Nissin Foods Holdings Company, Ltd.	7,917	566,433
Nitori Holdings Company, Ltd.	10,400	994,255
Nitto Denko Corp.	18,444	1,136,755
Nomura Holdings, Inc.	387,300	1,402,371
Nomura Real Estate Holdings, Inc.	15,000	368,518
Nomura Real Estate Master Fund, Inc.	529	647,000
Nomura Research Institute, Ltd.	43,200	1,162,677
NTT Data Corp.	81,400	1,145,491
Obayashi Corp.	84,500	584,452
Obic Company, Ltd.	8,900	1,316,303
Odakyu Electric Railway Company, Ltd.	36,600	499,994
Oji Holdings Corp.	104,100	415,346
Olympus Corp.	159,824	3,403,810
Omron Corp.	24,067	1,266,557
Ono Pharmaceutical Company, Ltd.	48,100	1,148,155
Open House Group Company, Ltd.	10,600	414,862
Oracle Corp. Japan	4,800	285,942
Oriental Land Company, Ltd.	25,900	3,861,365
ORIX Corp.	157,000	2,580,670
Osaka Gas Company, Ltd.	47,700	803,430
Otsuka Corp.	14,500	468,697
Otsuka Holdings Company, Ltd.	50,500	1,649,460
Pan Pacific International Holdings Corp.	49,100	881,620
Panasonic Holdings Corp.	286,820	2,327,368
Persol Holdings Company, Ltd.	23,000	461,707
Rakuten Group, Inc.	110,242	535,033
Recruit Holdings Company, Ltd.	186,800	5,938,485
Renesas Electronics Corp. (A)	152,200	1,441,113
Resona Holdings, Inc.	281,200	1,035,167
Ricoh Company, Ltd.	74,000	581,599

The accompanying notes are an integral part of the financial statements.	59

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Rohm Company, Ltd.	11,500	$860,407
SBI Holdings, Inc.	33,264	653,643
SCSK Corp.	19,200	312,639
Secom Company, Ltd.	27,094	1,726,138
Seiko Epson Corp.	35,969	565,210
Sekisui Chemical Company, Ltd.	48,600	662,579
Sekisui House, Ltd.	79,900	1,358,670
Seven & i Holdings Company, Ltd.	97,546	3,875,065
SG Holdings Company, Ltd.	36,700	608,733
Sharp Corp.	31,340	224,349
Shimadzu Corp.	30,400	887,864
Shimano, Inc.	9,500	1,680,639
Shimizu Corp.	70,700	387,681
Shin-Etsu Chemical Company, Ltd.	48,637	5,648,353
Shionogi & Company, Ltd.	34,463	1,682,653
Shiseido Company, Ltd.	51,900	1,960,461
SMC Corp.	7,396	3,508,882
SoftBank Corp.	369,700	4,053,110
SoftBank Group Corp.	156,252	6,189,386
Sompo Holdings, Inc.	41,660	1,786,224
Sony Group Corp.	163,400	12,990,840
Square Enix Holdings Company, Ltd.	11,000	477,631
Subaru Corp.	79,700	1,448,739
SUMCO Corp.	45,700	620,281
Sumitomo Chemical Company, Ltd.	194,500	765,615
Sumitomo Corp.	147,355	2,072,636
Sumitomo Electric Industries, Ltd.	93,100	1,066,423
Sumitomo Metal Mining Company, Ltd.	32,200	1,013,226
Sumitomo Mitsui Financial Group, Inc.	168,079	5,069,811
Sumitomo Mitsui Trust Holdings, Inc.	43,638	1,357,281
Sumitomo Realty & Development Company, Ltd.	39,983	977,821
Suntory Beverage & Food, Ltd.	17,800	650,175
Suzuki Motor Corp.	47,700	1,667,170
Sysmex Corp.	21,700	1,326,456
T&D Holdings, Inc.	72,600	792,880
Taisei Corp.	25,000	757,988
Takeda Pharmaceutical Company, Ltd.	194,624	5,379,418
TDK Corp.	50,600	1,769,089
Terumo Corp.	83,746	2,688,386
The Chiba Bank, Ltd.	68,000	367,325
The Kansai Electric Power Company, Inc.	88,300	855,773
The Shizuoka Bank, Ltd.	54,600	315,962
TIS, Inc.	28,900	822,978
Tobu Railway Company, Ltd.	23,100	545,763
Toho Company, Ltd.	14,100	535,501
Tokio Marine Holdings, Inc.	82,714	4,583,959
Tokyo Electric Power Company Holdings, Inc. (A)	198,200	774,064
Tokyo Electron, Ltd.	19,415	6,089,265
Tokyo Gas Company, Ltd.	50,900	954,946
Tokyu Corp.	67,193	798,773
Toppan, Inc.	34,300	538,669
Toray Industries, Inc.	180,500	1,030,013
Toshiba Corp.	50,400	1,866,511
Tosoh Corp.	34,600	447,373
TOTO, Ltd.	18,400	634,226
Toyota Industries Corp.	19,029	1,063,585
Toyota Motor Corp.	1,372,800	20,544,046
Toyota Tsusho Corp.	27,793	972,981
Trend Micro, Inc.	17,100	1,052,815
Unicharm Corp.	52,288	1,817,098
USS Company, Ltd.	28,000	494,113
Welcia Holdings Company, Ltd.	11,700	245,038
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
West Japan Railway Company	28,100	$1,093,607
Yakult Honsha Company, Ltd.	16,400	969,990
Yamaha Corp.	18,100	706,061
Yamaha Motor Company, Ltd.	39,100	810,320
Yamato Holdings Company, Ltd.	37,200	579,913
Yaskawa Electric Corp.	31,300	1,019,218
Yokogawa Electric Corp.	29,700	518,364
Z Holdings Corp.	344,807	1,013,690
ZOZO, Inc.	16,100	355,862
		399,932,860
Jordan - 0.0%
Hikma Pharmaceuticals PLC	43,479	662,648
Luxembourg - 0.2%
ArcelorMittal SA	112,466	2,669,292
Aroundtown SA	156,802	457,329
Eurofins Scientific SE	24,681	1,707,641
Reinet Investments SCA	24,182	396,090
Tenaris SA	59,416	812,784
		6,043,136
Macau - 0.0%
Sands China, Ltd. (A)	397,252	888,294
Malaysia - 0.7%
AMMB Holdings BHD	541,900	503,667
Axiata Group BHD	810,200	549,426
CIMB Group Holdings BHD	1,977,400	2,364,713
Dialog Group BHD	1,079,300	583,855
DiGi.Com BHD	908,100	757,928
Genting BHD	634,400	663,066
Genting Malaysia BHD	871,800	578,679
HAP Seng Consolidated BHD	184,300	285,970
Hartalega Holdings BHD	515,500	190,858
Hong Leong Bank BHD	194,600	905,774
Hong Leong Financial Group BHD	66,900	289,189
IHH Healthcare BHD	523,000	721,832
Inari Amertron BHD	831,700	495,002
IOI Corp. BHD	747,100	704,779
Kuala Lumpur Kepong BHD	129,000	666,537
Malayan Banking BHD	1,408,300	2,817,302
Malaysia Airports Holdings BHD (A)	185,700	242,656
Maxis BHD	697,300	597,740
MISC BHD	392,400	620,872
Mr. D.I.Y Group M BHD (B)	686,600	331,455
Nestle Malaysia BHD	19,100	566,762
Petronas Chemicals Group BHD	716,300	1,405,000
Petronas Dagangan BHD	84,400	442,072
Petronas Gas BHD	228,500	883,041
PPB Group BHD	190,300	748,069
Press Metal Aluminium Holdings BHD	1,072,100	1,136,316
Public Bank BHD	4,323,700	4,540,062
QL Resources BHD	320,050	364,749
RHB Bank BHD	429,700	549,063
Sime Darby BHD	821,600	418,605
Sime Darby Plantation BHD	620,100	616,381
Telekom Malaysia BHD	332,400	441,885
Tenaga Nasional BHD	767,300	1,540,304
Top Glove Corp. BHD	1,587,900	284,306
		28,807,915
Malta - 0.0%
BGP Holdings PLC (A)(D)	181,302	0
Mexico - 0.7%
Alfa SAB de CV, Class A	593,100	374,763
America Movil SAB de CV, Series L	5,699,800	4,852,037

The accompanying notes are an integral part of the financial statements.	60

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Arca Continental SAB de CV	89,542	$606,058
Cemex SAB de CV, Series CPO (A)	3,073,736	1,133,589
Coca-Cola Femsa SAB de CV	107,368	655,458
Fibra Uno Administracion SA de CV	643,600	670,866
Fomento Economico Mexicano SAB de CV (C)	393,186	2,461,011
Gruma SAB de CV, Class B	42,183	461,162
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	73,500	1,050,412
Grupo Aeroportuario del Sureste SAB de CV, B Shares	39,470	831,463
Grupo Bimbo SAB de CV, Series A	271,400	914,299
Grupo Carso SAB de CV, Series A1	90,400	310,285
Grupo Financiero Banorte SAB de CV, Series O	523,350	3,091,289
Grupo Financiero Inbursa SAB de CV, Series O (A)(C)	438,800	687,391
Grupo Mexico SAB de CV, Series B	626,400	2,359,902
Grupo Televisa SAB, Series CPO	490,297	616,202
Industrias Penoles SAB de CV	26,050	215,380
Kimberly-Clark de Mexico SAB de CV, Class A	306,635	416,274
Operadora de Sites Mexicanos SAB de CV, Class A1 (C)	254,600	253,380
Orbia Advance Corp. SAB de CV	205,215	387,073
Promotora y Operadora de Infraestructura SAB de CV	46,735	328,826
Wal-Mart de Mexico SAB de CV	1,055,500	3,458,869
		26,135,989
Netherlands - 1.9%
ABN AMRO Bank NV (B)	52,628	505,594
Adyen NV (A)(B)	2,724	4,203,546
Aegon NV	245,147	1,095,572
Akzo Nobel NV	22,822	1,437,824
Argenx SE (A)	4,230	1,592,862
ASM International NV	5,898	1,603,610
ASML Holding NV	51,098	24,941,824
Euronext NV (B)	15,890	1,174,323
EXOR NV	13,817	831,858
Heineken Holding NV	12,428	881,622
Heineken NV	32,599	2,929,981
IMCD NV	7,091	978,249
ING Groep NV	487,242	4,270,422
JDE Peet's NV	12,266	378,227
Just Eat Takeaway.com NV (A)(B)	22,949	381,769
Koninklijke Ahold Delhaize NV	131,070	3,605,334
Koninklijke DSM NV	21,967	2,801,150
Koninklijke KPN NV	411,356	1,308,980
Koninklijke Philips NV	111,714	1,855,354
NN Group NV	37,785	1,552,893
OCI NV	12,740	478,298
Prosus NV (A)	104,351	6,449,910
QIAGEN NV (A)	36,690	1,664,137
Randstad NV	15,030	699,962
Stellantis NV	278,023	3,703,429
Universal Music Group NV	90,761	1,802,335
Wolters Kluwer NV	32,804	3,208,011
		76,337,076
New Zealand - 0.2%
Auckland International Airport, Ltd. (A)	284,760	1,313,244
Fisher & Paykel Healthcare Corp., Ltd.	129,589	1,551,397
Mercury NZ, Ltd.	151,111	534,780
Meridian Energy, Ltd.	289,892	884,400
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
New Zealand (continued)
Spark New Zealand, Ltd.	423,700	$1,401,562
Xero, Ltd. (A)	27,826	1,636,984
		7,322,367
Norway - 0.5%
Adevinta ASA (A)	48,459	392,065
Aker BP ASA	51,410	1,800,936
DNB Bank ASA	154,692	2,941,314
Equinor ASA	161,613	6,272,306
Gjensidige Forsikring ASA	35,882	728,134
Kongsberg Gruppen ASA	14,649	500,712
Mowi ASA	68,698	1,408,428
Norsk Hydro ASA	224,368	1,541,656
Orkla ASA	125,229	1,048,656
Salmar ASA	9,653	638,328
Telenor ASA	114,830	1,256,585
Yara International ASA	27,549	1,165,254
		19,694,374
Peru - 0.1%
Cia de Minas Buenaventura SAA, ADR	62,000	329,840
Credicorp, Ltd.	21,153	2,726,410
Southern Copper Corp.	25,000	1,176,750
		4,233,000
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	312,040	311,225
ACEN Corp.	1,346,160	179,270
Ayala Corp.	45,540	567,497
Ayala Land, Inc.	1,371,680	696,309
Bank of the Philippine Islands	335,360	566,218
BDO Unibank, Inc.	360,300	823,879
Converge Information and Communications Technology Solutions, Inc. (A)	413,700	127,565
Globe Telecom, Inc.	4,850	180,961
GT Capital Holdings, Inc.	16,403	140,490
International Container Terminal Services, Inc.	184,660	594,728
JG Summit Holdings, Inc.	544,792	495,410
Jollibee Foods Corp.	78,560	334,845
Manila Electric Company	40,710	218,029
Metro Pacific Investments Corp.	1,876,200	124,495
Metropolitan Bank & Trust Company	349,029	326,213
Monde Nissin Corp. (A)(B)	1,156,900	339,532
PLDT, Inc.	15,870	473,048
SM Investments Corp.	44,655	659,150
SM Prime Holdings, Inc.	2,115,500	1,422,087
Universal Robina Corp.	164,430	356,890
		8,937,841
Poland - 0.2%
Allegro.eu SA (A)(B)	62,026	325,338
Bank Polska Kasa Opieki SA	31,479	435,484
CD Projekt SA	11,048	197,020
Cyfrowy Polsat SA	43,301	178,586
Dino Polska SA (A)(B)	8,350	609,162
KGHM Polska Miedz SA	24,286	455,105
LPP SA	191	343,919
mBank SA (A)	2,448	112,464
Orange Polska SA	114,327	145,693
PGE Polska Grupa Energetyczna SA (A)	155,780	237,464
Polski Koncern Naftowy ORLEN SA	70,395	911,772
Polskie Gornictwo Naftowe i Gazownictwo SA (A)	297,958	353,953

The accompanying notes are an integral part of the financial statements.	61

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Poland (continued)
Powszechna Kasa Oszczednosci Bank Polski SA	154,860	$772,526
Powszechny Zaklad Ubezpieczen SA	110,293	660,195
Santander Bank Polska SA	6,006	272,910
		6,011,591
Portugal - 0.1%
EDP - Energias de Portugal SA	344,062	1,643,108
Galp Energia SGPS SA	60,932	658,006
Jeronimo Martins SGPS SA	35,025	776,568
		3,077,682
Qatar - 0.3%
Barwa Real Estate Company	310,742	313,807
Commercial Bank PSQC	313,957	630,504
Industries Qatar QSC	248,528	1,236,091
Masraf Al Rayan QSC	898,918	1,114,374
Mesaieed Petrochemical Holding Company	732,358	522,145
Ooredoo QPSC	129,766	323,503
Qatar Electricity & Water Company QSC	71,803	372,339
Qatar Fuel QSC	75,310	393,034
Qatar Gas Transport Company, Ltd.	393,197	431,155
Qatar International Islamic Bank QSC	112,087	366,047
Qatar Islamic Bank SAQ	269,009	1,888,812
Qatar National Bank QPSC	748,688	4,236,663
		11,828,474
Romania - 0.0%
NEPI Rockcastle S.A.	75,894	404,405
Saudi Arabia - 1.5%
ACWA Power Company	16,112	748,768
Advanced Petrochemical Company	25,540	338,828
Al Rajhi Bank (A)	392,368	9,393,210
Alinma Bank	195,114	1,965,729
Almarai Company JSC	49,388	695,095
Arab National Bank	120,617	961,516
Bank AlBilad (A)	98,254	1,320,138
Bank Al-Jazira	81,540	509,141
Banque Saudi Fransi	118,689	1,566,285
Bupa Arabia for Cooperative Insurance Company	12,209	534,759
Dar Al Arkan Real Estate Development Company (A)	106,235	398,305
Dr Sulaiman Al Habib Medical Services Group Company	17,398	924,397
Elm Company	4,867	444,229
Emaar Economic City (A)	74,715	200,206
Etihad Etisalat Company	75,551	734,849
Jarir Marketing Company	11,562	527,895
Mobile Telecommunications Company Saudi Arabia (A)	86,039	264,372
Mouwasat Medical Services Company	9,726	623,342
National Industrialization Company (A)	66,353	279,896
Rabigh Refining & Petrochemical Company (A)	81,519	374,963
Riyad Bank	270,509	2,547,419
SABIC Agri-Nutrients Company	42,742	1,973,138
Sahara International Petrochemical Company	72,155	911,370
Saudi Arabian Mining Company (A)	171,911	3,392,122
Saudi Arabian Oil Company (B)	482,782	4,808,984
Saudi Basic Industries Corp.	180,386	4,791,999
Saudi Electricity Company	165,681	1,109,046
Saudi Industrial Investment Group	74,597	505,933
Saudi Kayan Petrochemical Company (A)	147,080	571,959
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Saudi Arabia (continued)
Saudi Research & Media Group (A)	7,104	$398,209
Saudi Tadawul Group Holding Company	7,385	446,135
Saudi Telecom Company	300,220	3,333,197
The Saudi British Bank	184,617	1,958,404
The Saudi Investment Bank	98,558	524,021
The Saudi National Bank	438,568	8,132,751
The Savola Group	52,076	451,109
Yanbu National Petrochemical Company	50,719	673,970
		59,335,689
Singapore - 0.7%
Ascendas Real Estate Investment Trust	421,400	849,293
BOC Aviation, Ltd. (B)	39,400	315,377
CapitaLand Integrated Commercial Trust	662,521	979,885
CapitaLand Investment, Ltd.	326,100	858,549
City Developments, Ltd.	50,600	293,794
DBS Group Holdings, Ltd.	226,572	5,275,390
Genting Singapore, Ltd.	775,200	429,002
Grab Holdings, Ltd., Class A (A)	136,200	388,170
JOYY, Inc., ADR	10,700	324,424
Keppel Corp., Ltd.	186,031	966,156
Mapletree Logistics Trust	403,200	480,956
Mapletree Pan Asia Commercial Trust	289,100	380,165
Oversea-Chinese Banking Corp., Ltd.	432,478	3,727,591
Sea, Ltd., ADR (A)	45,200	2,802,400
Singapore Airlines, Ltd. (A)	166,040	630,430
Singapore Exchange, Ltd.	107,100	726,782
Singapore Technologies Engineering, Ltd.	191,300	509,767
Singapore Telecommunications, Ltd.	1,046,248	1,964,182
United Overseas Bank, Ltd.	149,857	2,922,130
UOL Group, Ltd.	59,200	292,909
Venture Corp., Ltd.	35,300	461,189
Wilmar International, Ltd.	246,100	710,343
		26,288,884
South Africa - 0.9%
Absa Group, Ltd.	136,588	1,414,664
African Rainbow Minerals, Ltd.	19,116	263,279
Anglo American Platinum, Ltd.	8,664	604,830
AngloGold Ashanti, Ltd.	68,038	908,625
Aspen Pharmacare Holdings, Ltd.	65,380	561,078
Bid Corp., Ltd.	55,737	1,055,722
Capitec Bank Holdings, Ltd.	14,383	1,710,216
Clicks Group, Ltd.	39,700	690,253
Discovery, Ltd. (A)	89,103	638,418
Exxaro Resources, Ltd.	40,532	516,388
FirstRand, Ltd.	848,479	3,169,162
Gold Fields, Ltd.	146,509	1,183,259
Growthpoint Properties, Ltd.	573,544	426,620
Harmony Gold Mining Company, Ltd.	87,338	222,415
Impala Platinum Holdings, Ltd.	141,296	1,480,549
Kumba Iron Ore, Ltd.	10,576	234,145
Momentum Metropolitan Holdings	35,628	34,560
Mr. Price Group, Ltd.	42,390	459,203
MTN Group, Ltd.	283,695	2,053,398
MultiChoice Group	60,892	411,216
Naspers, Ltd., N Shares	36,510	5,148,148
Nedbank Group, Ltd. (C)	76,954	908,324
Northam Platinum Holdings, Ltd. (A)	55,429	522,210
Old Mutual, Ltd.	823,656	487,952
Pepkor Holdings, Ltd. (B)	276,242	324,367
Remgro, Ltd.	89,464	663,415
Sanlam, Ltd.	308,362	958,650
Sasol, Ltd. (A)	95,065	1,828,353
Shoprite Holdings, Ltd.	83,109	1,126,960

The accompanying notes are an integral part of the financial statements.	62

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Sibanye Stillwater, Ltd.	468,204	$1,045,978
Standard Bank Group, Ltd.	227,380	2,029,044
The Bidvest Group, Ltd.	47,745	598,090
The Foschini Group, Ltd.	54,847	406,040
The SPAR Group, Ltd.	30,902	282,018
Vodacom Group, Ltd.	106,157	781,386
Woolworths Holdings, Ltd.	162,535	530,252
		35,679,187
South Korea - 3.5%
Alteogen, Inc. (A)	5,473	258,042
Amorepacific Corp.	5,789	527,616
AMOREPACIFIC Group	5,582	144,497
BGF retail Company, Ltd.	1,472	176,314
Celltrion Healthcare Company, Ltd.	16,920	905,460
Celltrion Pharm, Inc. (A)	3,196	185,896
Celltrion, Inc.	19,586	2,756,877
Cheil Worldwide, Inc.	12,892	210,185
CJ CheilJedang Corp.	1,634	495,654
CJ Corp.	2,779	161,689
CJ ENM Company, Ltd.	2,038	148,543
CJ Logistics Corp. (A)	1,686	148,607
Coway Company, Ltd.	10,873	515,863
DB Insurance Company, Ltd.	9,913	441,463
Doosan Bobcat, Inc.	10,059	258,620
Doosan Enerbility Company, Ltd. (A)	79,495	1,194,703
Ecopro BM Company, Ltd.	9,616	795,655
E-MART, Inc.	4,283	310,938
F&F Company, Ltd.	3,408	359,594
Green Cross Corp.	1,149	140,264
GS Engineering & Construction Corp.	13,011	291,035
GS Holdings Corp.	9,505	326,326
Hana Financial Group, Inc.	60,091	1,751,453
Hankook Tire & Technology Company, Ltd.	14,811	417,549
Hanmi Pharm Company, Ltd.	1,328	304,325
Hanon Systems	35,047	268,011
Hanwha Solutions Corp. (A)	22,821	889,834
HD Hyundai Company, Ltd.	9,067	425,726
HLB, Inc. (A)	19,090	696,964
HMM Company, Ltd.	53,343	879,098
Hotel Shilla Company, Ltd.	5,847	320,294
HYBE Company, Ltd. (A)	3,277	439,136
Hyundai Engineering & Construction Company, Ltd.	15,490	553,889
Hyundai Glovis Company, Ltd.	3,752	491,614
Hyundai Heavy Industries Company, Ltd. (A)	3,507	373,183
Hyundai Mobis Company, Ltd.	12,276	1,957,695
Hyundai Motor Company	27,682	4,021,705
Hyundai Steel Company	17,318	422,295
Iljin Materials Company, Ltd.	4,559	249,833
Industrial Bank of Korea	54,570	388,556
Kakao Corp.	61,970	3,365,200
Kakao Games Corp. (A)	6,890	268,742
KakaoBank Corp. (A)	23,275	471,288
Kangwon Land, Inc. (A)	18,829	371,243
KB Financial Group, Inc.	79,195	2,907,167
Kia Corp.	52,408	3,141,223
Korea Aerospace Industries, Ltd.	14,538	659,673
Korea Electric Power Corp. (A)	49,346	769,446
Korea Investment Holdings Company, Ltd.	8,954	377,546
Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	8,292	598,442
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Korea Zinc Company, Ltd.	1,665	$832,878
Korean Air Lines Company, Ltd. (A)	34,293	681,577
Krafton, Inc. (A)	4,863	888,349
KT&G Corp.	21,864	1,358,136
Kumho Petrochemical Company, Ltd.	3,661	353,129
L&F Company, Ltd. (A)	4,484	760,499
LG Chem, Ltd.	9,847	4,609,347
LG Corp.	18,997	1,159,217
LG Display Company, Ltd.	45,796	529,263
LG Electronics, Inc.	21,185	1,585,275
LG Energy Solution, Ltd. (A)	4,186	1,434,614
LG H&H Company, Ltd.	1,871	990,772
LG Innotek Company, Ltd.	2,828	719,890
LG Uplus Corp.	41,169	352,571
Lotte Chemical Corp.	3,436	446,146
Lotte Shopping Company, Ltd.	2,200	161,484
Meritz Financial Group, Inc.	6,704	153,657
Meritz Fire & Marine Insurance Company, Ltd.	7,733	220,781
Meritz Securities Company, Ltd.	57,419	206,941
Mirae Asset Securities Company, Ltd.	60,488	294,990
NAVER Corp.	26,082	4,628,163
NCSoft Corp.	3,271	919,192
Netmarble Corp. (B)	4,121	194,291
NH Investment & Securities Company, Ltd.	34,062	252,155
Orion Corp.	4,696	344,003
Pan Ocean Company, Ltd.	52,964	202,660
Pearl Abyss Corp. (A)	5,838	245,495
POSCO Chemical Company, Ltd.	5,324	661,847
POSCO Holdings, Inc.	15,678	2,965,732
S-1 Corp.	3,017	130,998
Samsung Biologics Company, Ltd. (A)(B)	3,493	2,172,504
Samsung C&T Corp.	16,840	1,507,801
Samsung Electro-Mechanics Company, Ltd.	11,147	1,154,123
Samsung Electronics Company, Ltd.	950,618	42,113,113
Samsung Engineering Company, Ltd. (A)	30,952	538,164
Samsung Fire & Marine Insurance Company, Ltd.	6,459	938,713
Samsung Heavy Industries Company, Ltd. (A)	119,522	530,300
Samsung Life Insurance Company, Ltd.	16,668	769,296
Samsung SDI Company, Ltd.	10,933	4,833,497
Samsung SDS Company, Ltd.	6,837	652,514
Samsung Securities Company, Ltd.	13,885	349,557
SD Biosensor, Inc.	7,312	191,169
Seegene, Inc.	7,338	171,914
Shinhan Financial Group Company, Ltd.	92,359	2,502,326
SK Biopharmaceuticals Company, Ltd. (A)	6,063	322,352
SK Bioscience Company, Ltd. (A)	4,587	384,018
SK Chemicals Company, Ltd.	2,278	165,139
SK Hynix, Inc.	108,713	7,643,390
SK IE Technology Company, Ltd. (A)(B)	4,928	303,133
SK Innovation Company, Ltd. (A)	10,982	1,545,995
SK Square Company, Ltd. (A)	19,826	595,751
SK Telecom Company, Ltd.	5,119	198,599
SK, Inc.	7,327	1,267,344
SKC Company, Ltd.	4,086	367,168
S-Oil Corp.	8,846	670,969
Woori Financial Group, Inc.	102,367	926,004
Yuhan Corp.	9,888	418,173
		140,052,049

The accompanying notes are an integral part of the financial statements.	63

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Spain - 1.0%
Acciona SA	3,122	$611,497
ACS Actividades de Construccion y Servicios SA	31,003	690,737
Aena SME SA (A)(B)	9,455	1,161,284
Amadeus IT Group SA (A)	57,444	3,032,445
Banco Bilbao Vizcaya Argentaria SA	852,087	3,823,495
Banco Santander SA (C)	2,213,719	5,358,766
CaixaBank SA	558,831	1,687,399
Cellnex Telecom SA (A)(B)	69,142	2,692,590
EDP Renovaveis SA	35,662	864,885
Enagas SA	29,437	537,525
Endesa SA	39,832	683,202
Ferrovial SA	61,442	1,540,659
Grifols SA (A)(C)	38,137	461,023
Iberdrola SA	760,265	7,915,686
Industria de Diseno Textil SA	139,515	3,012,342
Mapfre SA	16,854	27,960
Naturgy Energy Group SA (C)	17,864	492,596
Red Electrica Corp. SA	50,513	923,522
Repsol SA	185,937	2,414,975
Siemens Gamesa Renewable Energy SA (A)	30,188	543,928
Telefonica SA	688,572	2,841,761
		41,318,277
Sweden - 1.3%
Alfa Laval AB	34,698	925,306
Alleima AB (A)	25,144	100,954
Assa Abloy AB, B Shares	118,461	2,399,306
Atlas Copco AB, A Shares	312,062	3,167,750
Atlas Copco AB, B Shares	189,193	1,722,752
Boliden AB	32,299	1,034,284
Electrolux AB, Series B	26,640	336,864
Embracer Group AB (A)(C)	73,771	457,710
Epiroc AB, A Shares	77,189	1,181,055
Epiroc AB, B Shares	45,915	625,079
EQT AB	35,506	795,257
Essity AB, B Shares	71,644	1,589,298
Evolution AB (B)	21,544	1,723,591
Fastighets AB Balder, B Shares (A)	74,710	412,564
Getinge AB, B Shares	27,119	502,286
Hennes & Mauritz AB, B Shares (C)	86,164	894,841
Hexagon AB, B Shares	229,595	2,346,241
Holmen AB, B Shares	10,949	469,762
Husqvarna AB, B Shares	49,497	333,037
Industrivarden AB, A Shares	19,894	440,890
Industrivarden AB, C Shares (C)	13,620	298,795
Indutrade AB	31,205	577,792
Investment AB Latour, B Shares	17,001	334,908
Investor AB, A Shares (C)	53,289	885,701
Investor AB, B Shares	221,780	3,495,520
Kinnevik AB, B Shares (A)	28,668	407,975
L.E. Lundbergforetagen AB, B Shares	8,929	368,779
Lifco AB, B Shares	27,106	421,040
Nibe Industrier AB, B Shares	178,449	1,671,130
Sagax AB, B Shares	22,250	478,531
Sandvik AB	125,721	1,960,053
Securitas AB, B Shares (C)	37,493	328,315
Sinch AB (A)(B)	65,426	126,492
Skandinaviska Enskilda Banken AB, A Shares	191,786	1,911,858
Skanska AB, B Shares	40,285	595,117
SKF AB, B Shares	45,262	678,594
Svenska Cellulosa AB SCA, B Shares	71,080	1,065,028
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Svenska Handelsbanken AB, A Shares	168,886	$1,383,206
Swedbank AB, A Shares	105,192	1,359,597
Swedish Match AB	184,586	1,853,085
Swedish Orphan Biovitrum AB (A)	19,981	441,217
Tele2 AB, B Shares	65,684	699,520
Telefonaktiebolaget LM Ericsson, B Shares	343,744	2,570,663
Telia Company AB	310,024	1,091,202
Volvo AB, A Shares	11,006	183,168
Volvo AB, B Shares	191,314	3,030,470
Volvo Car AB, B Shares (A)(C)	70,045	426,673
		50,103,256
Switzerland - 5.6%
ABB, Ltd.	239,374	6,598,017
Adecco Group AG	23,421	742,458
Alcon, Inc.	73,060	4,810,487
Bachem Holding AG	4,501	311,679
Baloise Holding AG	7,402	1,068,248
Barry Callebaut AG	506	1,035,345
Chocoladefabriken Lindt & Spruengli AG	15	1,633,408
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	158	1,671,066
Cie Financiere Richemont SA, A Shares	76,246	8,526,471
Clariant AG (A)	31,029	572,899
Coca-Cola HBC AG (A)	50,199	1,145,505
Credit Suisse Group AG	389,450	2,009,610
EMS-Chemie Holding AG	972	682,574
Geberit AG	5,165	2,386,465
Givaudan SA	1,342	4,281,754
Glencore PLC (A)	2,476,727	13,541,611
Holcim, Ltd. (A)	80,934	3,587,441
Julius Baer Group, Ltd.	32,941	1,591,699
Kuehne + Nagel International AG	7,856	1,815,608
Logitech International SA	25,030	1,245,391
Lonza Group AG	10,881	5,803,055
Nestle SA	410,759	48,068,240
Novartis AG	319,980	25,882,565
Partners Group Holding AG	3,335	3,219,122
Roche Holding AG	102,668	33,083,905
Roche Holding AG, Bearer Shares	3,784	1,445,331
Schindler Holding AG	2,661	449,418
Schindler Holding AG, Participation Certificates	6,552	1,141,403
SGS SA	904	1,990,774
Sika AG	21,196	4,768,989
Sonova Holding AG	7,831	2,063,263
STMicroelectronics NV	125,553	4,375,564
Straumann Holding AG	16,276	1,783,569
Swiss Life Holding AG	4,775	2,495,784
Swiss Prime Site AG	10,771	926,329
Swiss Re AG	45,248	3,518,290
Swisscom AG	3,702	1,914,046
Temenos AG	9,199	753,344
The Swatch Group AG	3,721	169,227
The Swatch Group AG, Bearer Shares	4,922	1,193,563
UBS Group AG	516,203	8,180,128
VAT Group AG (B)	3,894	931,081
Zurich Insurance Group AG	22,328	9,911,392
		223,326,118
Taiwan - 2.6%
Accton Technology Corp.	56,000	515,682
Acer, Inc.	322,000	231,268
Advantech Company, Ltd.	46,265	493,555
ASE Technology Holding Company, Ltd.	372,000	1,034,908

The accompanying notes are an integral part of the financial statements.	64

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Asia Cement Corp.	254,000	$359,570
ASMedia Technology, Inc.	3,000	90,552
Asustek Computer, Inc.	80,000	665,683
AUO Corp.	901,000	491,973
Catcher Technology Company, Ltd.	77,000	466,758
Cathay Financial Holding Company, Ltd.	919,000	1,336,985
Chailease Holding Company, Ltd.	152,760	980,828
Chang Hwa Commercial Bank, Ltd.	522,062	301,549
Cheng Shin Rubber Industry Company, Ltd.	186,000	215,471
China Airlines, Ltd.	311,000	230,055
China Development Financial Holding Corp.	1,799,548	786,210
China Steel Corp.	1,304,000	1,234,975
Chunghwa Telecom Company, Ltd.	426,000	1,690,406
Compal Electronics, Inc.	461,000	343,245
CTBC Financial Holding Company, Ltd.	1,946,000	1,490,551
Delta Electronics, Inc.	217,000	1,857,879
E Ink Holdings, Inc.	96,000	746,480
E.Sun Financial Holding Company, Ltd.	1,407,165	1,296,575
Eclat Textile Company, Ltd.	21,340	309,077
eMemory Technology, Inc.	7,000	313,070
Eva Airways Corp.	287,000	314,084
Evergreen Marine Corp. Taiwan, Ltd.	283,900	813,577
Far Eastern New Century Corp.	343,000	367,545
Far EasTone Telecommunications Company, Ltd.	171,000	419,387
Feng TAY Enterprise Company, Ltd.	47,920	268,848
First Financial Holding Company, Ltd.	1,150,877	998,476
Formosa Chemicals & Fibre Corp.	390,000	876,174
Formosa Petrochemical Corp.	117,000	320,710
Formosa Plastics Corp.	463,000	1,380,478
Fubon Financial Holding Company, Ltd.	803,100	1,505,852
Giant Manufacturing Company, Ltd.	33,000	257,777
Globalwafers Company, Ltd.	24,000	379,701
Hon Hai Precision Industry Company, Ltd.	1,392,800	4,959,455
Hotai Motor Company, Ltd.	33,000	661,245
Hua Nan Financial Holdings Company, Ltd.	949,104	720,383
Innolux Corp.	1,110,000	437,221
Inventec Corp.	260,000	196,838
Largan Precision Company, Ltd.	11,000	699,712
Lite-On Technology Corp.	221,000	475,599
MediaTek, Inc.	169,000	3,656,609
Mega Financial Holding Company, Ltd.	1,239,225	1,453,520
Micro-Star International Company, Ltd.	76,000	284,516
momo.com, Inc.	7,200	170,730
Nan Ya Plastics Corp.	533,000	1,197,223
Nan Ya Printed Circuit Board Corp.	25,000	218,106
Nanya Technology Corp.	141,000	244,888
Nien Made Enterprise Company, Ltd.	19,000	175,460
Novatek Microelectronics Corp.	65,000	556,095
Pegatron Corp.	221,000	459,641
Pou Chen Corp.	256,000	242,507
Powerchip Semiconductor Manufacturing Corp.	293,000	328,553
President Chain Store Corp.	61,000	536,042
Quanta Computer, Inc.	299,000	775,130
Realtek Semiconductor Corp.	50,000	561,835
Ruentex Development Company, Ltd.	128,976	265,955
Shin Kong Financial Holding Company, Ltd.	1,571,988	451,603
SinoPac Financial Holdings Company, Ltd.	1,128,777	639,918
Synnex Technology International Corp.	154,000	280,709
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Taishin Financial Holding Company, Ltd.	1,177,173	$584,263
Taiwan Cement Corp.	670,442	863,052
Taiwan Cooperative Financial Holding Company, Ltd.	1,056,841	954,423
Taiwan High Speed Rail Corp.	179,000	171,136
Taiwan Mobile Company, Ltd.	184,000	601,430
Taiwan Semiconductor Manufacturing Company, Ltd.	2,740,816	44,866,600
The Shanghai Commercial & Savings Bank, Ltd.	385,000	626,668
Unimicron Technology Corp.	140,000	685,962
Uni-President Enterprises Corp.	532,000	1,149,685
United Microelectronics Corp. (A)	1,323,000	1,760,208
Vanguard International Semiconductor Corp.	100,000	241,753
Voltronic Power Technology Corp.	7,000	395,001
Walsin Lihwa Corp.	290,000	374,516
Wan Hai Lines, Ltd.	79,545	224,189
Win Semiconductors Corp.	37,000	218,777
Winbond Electronics Corp.	335,000	241,369
Wiwynn Corp.	10,000	250,335
WPG Holdings, Ltd.	171,960	289,190
Yageo Corp.	48,556	519,317
Yang Ming Marine Transport Corp.	195,000	499,546
Yuanta Financial Holding Company, Ltd.	1,110,834	737,367
Zhen Ding Technology Holding, Ltd.	77,000	285,761
		102,575,955
Thailand - 0.6%
Advanced Info Service PCL, NVDR	224,200	1,179,542
Airports of Thailand PCL, NVDR (A)	805,000	1,604,166
Asset World Corp. PCL	96,000	14,703
Asset World Corp. PCL, NVDR	1,435,100	219,801
B. Grimm Power PCL, NVDR	170,400	172,614
Bangkok Commercial Asset Management PCL, NVDR	332,300	167,481
Bangkok Dusit Medical Services PCL, NVDR	1,950,900	1,563,551
Bangkok Expressway & Metro PCL, NVDR	1,368,400	328,112
Berli Jucker PCL, NVDR	223,700	205,574
BTS Group Holdings PCL, NVDR	1,434,100	330,120
Bumrungrad Hospital PCL, NVDR	90,100	533,505
Carabao Group PCL, NVDR	55,100	152,449
Central Pattana PCL, NVDR	381,800	724,050
Central Retail Corp. PCL, NVDR	328,733	364,387
Charoen Pokphand Foods PCL, NVDR	736,000	524,404
CP ALL PCL, NVDR	1,099,100	1,852,595
Delta Electronics Thailand PCL, NVDR	58,700	841,119
Electricity Generating PCL, NVDR	51,400	257,723
Energy Absolute PCL, NVDR	315,900	737,530
Global Power Synergy PCL, NVDR	133,700	248,878
Gulf Energy Development PCL	15,000	21,049
Gulf Energy Development PCL, NVDR	532,100	746,671
Home Product Center PCL, NVDR	1,092,500	416,184
Indorama Ventures PCL, NVDR	321,500	380,756
Intouch Holdings PCL, NVDR	210,200	418,704
JMT Network Services PCL, NVDR	120,900	258,298
Krung Thai Bank PCL, NVDR	702,200	324,677
Krungthai Card PCL, NVDR	166,100	273,871
Land & Houses PCL, NVDR	1,630,500	397,778
Minor International PCL, NVDR (A)	577,200	516,881
Muangthai Capital PCL, NVDR	141,100	164,155
Osotspa PCL, NVDR	260,000	222,612

The accompanying notes are an integral part of the financial statements.	65

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
PTT Exploration & Production PCL, NVDR	257,200	$1,189,558
PTT Global Chemical PCL, NVDR	443,400	576,521
PTT Oil & Retail Business PCL, NVDR	555,800	414,924
PTT PCL, NVDR	1,892,000	1,943,883
Ratch Group PCL, NVDR	231,700	279,498
SCB X PCL, NVDR	161,600	488,494
SCG Packaging PCL, NVDR	258,700	401,857
Srisawad Corp. PCL, NVDR	133,600	178,170
Thai Oil PCL, NVDR	203,000	337,749
Thai Union Group PCL, NVDR	541,200	259,513
The Siam Cement PCL, NVDR	148,100	1,452,857
True Corp. PCL, NVDR	2,181,800	272,699
		23,959,663
Turkey - 0.1%
Akbank TAS	390,439	250,773
Aselsan Elektronik Sanayi Ve Ticaret AS	85,168	121,836
BIM Birlesik Magazalar AS	53,059	318,325
Eregli Demir ve Celik Fabrikalari TAS	169,478	267,803
Ford Otomotiv Sanayi AS	8,059	146,433
Haci Omer Sabanci Holding AS	126,386	176,554
KOC Holding AS	96,618	241,052
Turk Hava Yollari AO (A)	70,418	282,422
Turkcell Iletisim Hizmetleri AS	148,062	174,965
Turkiye Is Bankasi AS, Class C	470,794	203,936
Turkiye Petrol Rafinerileri AS (A)	14,020	276,416
Turkiye Sise ve Cam Fabrikalari AS	169,585	229,579
		2,690,094
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	528,973	1,304,926
Abu Dhabi Islamic Bank PJSC	274,803	661,048
Abu Dhabi National Oil Company for Distribution PJSC	580,227	701,086
Aldar Properties PJSC	734,261	961,606
Dubai Islamic Bank PJSC	552,204	878,258
Emaar Properties PJSC	775,718	1,318,304
Emirates NBD Bank PJSC	358,772	1,301,513
Emirates Telecommunications Group Company PJSC	660,775	4,630,585
First Abu Dhabi Bank PJSC	837,349	4,348,733
NMC Health PLC (A)	5,577	11
		16,106,070
United Kingdom - 12.7%
3i Group PLC	247,218	3,479,900
abrdn PLC	580,997	987,374
Admiral Group PLC	45,668	1,123,374
Anglo American PLC	318,302	10,228,438
Ashtead Group PLC	111,486	5,477,046
Associated British Foods PLC	89,009	1,571,983
AstraZeneca PLC	388,095	48,004,235
Auto Trader Group PLC (B)	235,596	1,778,905
AVEVA Group PLC	29,865	968,474
Aviva PLC	728,140	3,532,375
BAE Systems PLC	788,400	7,100,388
Barclays PLC	4,180,512	7,970,924
Barratt Developments PLC	258,188	1,278,230
BP PLC	4,871,452	24,892,675
British American Tobacco PLC	545,684	21,856,074
BT Group PLC	1,738,133	3,040,508
Bunzl PLC	84,187	2,791,983
Burberry Group PLC	99,984	2,022,538
CNH Industrial NV	129,633	1,578,298
Coca-Cola Europacific Partners PLC	25,878	1,272,421
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Compass Group PLC	446,865	$9,612,511
Croda International PLC	34,941	2,723,465
Diageo PLC	580,008	25,199,182
Entain PLC	146,861	2,160,705
Ferguson PLC	54,755	6,341,057
GSK PLC	1,019,029	16,289,147
Haleon PLC (A)	1,271,792	3,824,344
Halma PLC	95,131	2,288,366
Hargreaves Lansdown PLC	89,326	845,663
HSBC Holdings PLC	5,076,345	31,101,878
Imperial Brands PLC	226,472	4,980,521
Informa PLC	373,284	2,361,628
InterContinental Hotels Group PLC	46,186	2,507,254
Intertek Group PLC	40,154	1,843,006
J Sainsbury PLC	433,747	1,023,796
JD Sports Fashion PLC	643,989	842,355
Johnson Matthey PLC	46,607	1,087,376
Kingfisher PLC	512,967	1,377,963
Land Securities Group PLC	175,103	1,320,695
Legal & General Group PLC	1,525,792	4,469,137
Lloyds Banking Group PLC	17,804,821	9,022,692
London Stock Exchange Group PLC	82,485	7,737,196
M&G PLC	642,971	1,459,177
Melrose Industries PLC	1,093,190	1,725,107
Mondi PLC	121,743	2,066,633
National Grid PLC	910,604	11,338,669
NatWest Group PLC	1,308,441	3,733,844
Next PLC	32,948	2,218,771
Ocado Group PLC (A)	144,160	1,211,535
Pearson PLC	169,692	1,698,269
Persimmon PLC	80,202	1,372,341
Phoenix Group Holdings PLC	188,621	1,317,436
Prudential PLC	693,239	7,275,635
Reckitt Benckiser Group PLC	178,867	13,801,623
RELX PLC	483,851	12,689,008
Rentokil Initial PLC	464,597	2,805,913
Rio Tinto PLC	281,373	15,534,634
Rolls-Royce Holdings PLC (A)	2,089,511	1,862,206
Schroders PLC	33,085	1,029,143
Segro PLC	301,655	3,291,946
Severn Trent PLC	61,283	1,979,531
Shell PLC	1,905,907	50,445,457
Smith & Nephew PLC	220,193	2,590,064
Smiths Group PLC	96,535	1,667,718
Spirax-Sarco Engineering PLC	18,405	2,246,809
SSE PLC	266,527	5,107,367
St. James's Place PLC	137,919	1,765,349
Standard Chartered PLC	650,694	4,506,792
Taylor Wimpey PLC	923,973	1,159,153
Tesco PLC	1,908,705	5,512,838
The Berkeley Group Holdings PLC	28,089	1,189,090
The British Land Company PLC	218,027	1,087,561
The Sage Group PLC	253,062	2,097,546
Unilever PLC	641,435	29,096,894
United Utilities Group PLC	167,385	2,051,513
Vodafone Group PLC	6,754,489	9,043,235
Whitbread PLC	50,287	1,457,482
WPP PLC	285,686	2,460,620
		501,812,989
United States - 0.1%
Bausch Health Companies, Inc. (A)	64,946	389,671
Brookfield Renewable Corp., Class A	29,881	1,148,280
Legend Biotech Corp., ADR (A)	9,314	433,008

The accompanying notes are an integral part of the financial statements.	66

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
Parade Technologies, Ltd.	8,255	$231,088
		2,202,047
TOTAL COMMON STOCKS (Cost $4,226,303,278)		$3,728,761,441
PREFERRED SECURITIES - 1.0%
Brazil - 0.5%
Banco Bradesco SA	1,040,887	3,793,483
Braskem SA, A Shares	36,800	215,393
Centrais Eletricas Brasileiras SA, B Shares	52,700	485,224
Cia Energetica de Minas Gerais	267,295	621,688
Gerdau SA	219,200	982,574
Itau Unibanco Holding SA	925,000	4,589,084
Itausa SA	894,128	1,572,596
Petroleo Brasileiro SA	917,400	5,859,834
		18,119,876
Chile - 0.1%
Sociedad Quimica y Minera de Chile SA, B Shares	27,726	2,771,888
Colombia - 0.0%
Bancolombia SA	166,816	1,151,780
Germany - 0.2%
Bayerische Motoren Werke AG	9,013	626,624
Henkel AG & Company KGaA	29,679	1,915,301
Porsche Automobil Holding SE	24,473	1,725,587
Sartorius AG	3,867	1,611,097
Volkswagen AG	29,624	4,213,709
		10,092,318
South Korea - 0.2%
Hyundai Motor Company	4,455	302,312
Hyundai Motor Company, 2nd Preferred	7,209	500,128
LG Chem, Ltd.	1,503	335,826
LG H&H Company, Ltd.	398	108,473
Samsung Electronics Company, Ltd.	163,142	6,599,447
		7,846,186
TOTAL PREFERRED SECURITIES (Cost $44,920,370)		$39,982,048
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (A)	100,920	635
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (A)	50,460	332
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (A)	25,230	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (A)	72,322	46,612
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (A)	5,503	542
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (A)	6,072	760
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
WARRANTS (continued)
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (A)	12,759	$3,808
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (A)	2,652	342
TOTAL WARRANTS (Cost $0)		$53,031
SHORT-TERM INVESTMENTS - 4.9%
U.S. Government - 0.2%
U.S. Treasury Bill 2.430%, 10/18/2022 *	$8,500,000	8,472,534
U.S. Government Agency - 4.0%
Federal Home Loan Bank Discount Note
1.830%, 09/23/2022 *	800,000	798,899
2.170%, 09/06/2022 *	11,500,000	11,496,400
2.210%, 09/28/2022 *	6,900,000	6,888,343
2.250%, 09/27/2022 *	37,900,000	37,838,342
2.340%, 10/07/2022 *	97,500,000	97,248,165
Federal Home Loan Mortgage Corp. Discount Note 2.000%, 09/01/2022 *	4,300,000	4,300,000
		158,570,149
Short-term funds - 0.7%
John Hancock Collateral Trust, 2.3160% (E)(F)	2,694,050	26,922,715
TOTAL SHORT-TERM INVESTMENTS (Cost $193,990,486)		$193,965,398
Total Investments (International Strategic Equity Allocation Fund) (Cost $4,465,214,134) - 100.0%		$3,962,761,918
Other assets and liabilities, net - (0.0%)		(509,295)
TOTAL NET ASSETS - 100.0%		$3,962,252,623
Currency Abbreviations
CHF	Swiss Franc
THB	Thai Bhat
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 8-31-22.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 8-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	67

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Canadian Dollar Currency Futures	266	Long	Sep 2022	$20,637,555	$20,245,260	$(392,295)
Mini MSCI EAFE Index Futures	1,239	Long	Sep 2022	116,849,061	113,157,870	(3,691,191)
Mini MSCI Emerging Markets Index Futures	1,126	Long	Sep 2022	56,898,123	55,269,710	(1,628,413)
S&P/TSX 60 Index Futures	114	Long	Sep 2022	20,639,728	20,224,616	(415,112)
						$(6,127,011)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 93.4%
Communication services – 5.7%
Entertainment – 0.8%
Madison Square Garden Entertainment Corp. (A)	93,400	$5,189,304
Madison Square Garden Sports Corp. (A)	32,059	5,138,096
		10,327,400
Media – 4.9%
DISH Network Corp., Class A (A)	321,841	5,583,941
Fox Corp., Class A	197,778	6,760,052
News Corp., Class A	1,733,149	29,324,881
Paramount Global, Class B	575,806	13,468,102
Scholastic Corp.	267,895	12,299,059
		67,436,035
		77,763,435
Consumer discretionary – 5.9%
Automobiles – 0.9%
General Motors Company	336,700	12,865,307
Diversified consumer services – 1.0%
Bright Horizons Family Solutions, Inc. (A)	67,600	4,610,320
Strategic Education, Inc.	131,863	8,531,536
		13,141,856
Hotels, restaurants and leisure – 0.8%
Compass Group PLC	489,708	10,534,135
Household durables – 0.9%
Mohawk Industries, Inc. (A)	110,467	12,191,138
Specialty retail – 1.0%
Bath & Body Works, Inc.	7,400	276,242
Best Buy Company, Inc.	131,800	9,316,942
Burlington Stores, Inc. (A)	31,500	4,415,985
		14,009,169
Textiles, apparel and luxury goods – 1.3%
adidas AG	3,067	454,784
Ralph Lauren Corp.	198,853	18,161,244
		18,616,028
		81,357,633
Consumer staples – 7.9%
Beverages – 1.6%
Carlsberg A/S, Class B	101,703	13,206,148
Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Monster Beverage Corp. (A)	104,300	$9,264,969
		22,471,117
Food and staples retailing – 1.6%
Sysco Corp.	273,512	22,488,157
Food products – 4.2%
Bunge, Ltd.	138,778	13,762,614
Campbell Soup Company	286,761	14,447,019
Flowers Foods, Inc.	1,055,008	28,801,718
		57,011,351
Household products – 0.5%
Kimberly-Clark Corp.	55,641	7,095,340
		109,065,965
Energy – 8.2%
Energy equipment and services – 4.2%
Expro Group Holdings NV (A)	774,337	10,469,036
NOV, Inc.	499,402	8,824,433
SEACOR Marine Holdings, Inc. (A)	358,073	2,327,475
TechnipFMC PLC (A)	3,015,068	24,663,256
Tidewater, Inc. (A)(B)	528,455	11,710,563
		57,994,763
Oil, gas and consumable fuels – 4.0%
Cameco Corp.	789,199	23,005,151
Canadian Natural Resources, Ltd. (B)	120,670	6,613,923
Equitrans Midstream Corp.	1,857,103	17,215,345
Imperial Oil, Ltd. (B)	149,170	7,315,297
		54,149,716
		112,144,479
Financials – 17.8%
Banks – 5.5%
Fifth Third Bancorp	773,683	26,421,274
Popular, Inc.	171,491	13,242,535
Signature Bank	69,218	12,068,850
Webster Financial Corp.	319,002	15,009,044
Westamerica BanCorp	165,347	9,251,165
		75,992,868
Capital markets – 4.0%
Lazard, Ltd., Class A	219,017	7,961,268
Main Street Capital Corp. (B)	180,013	7,513,743
Northern Trust Corp.	66,444	6,318,160
Open Lending Corp., Class A (A)	592,200	5,750,262

The accompanying notes are an integral part of the financial statements.	68

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
State Street Corp.	408,241	$27,903,272
		55,446,705
Diversified financial services – 1.4%
Groupe Bruxelles Lambert SA	137,193	10,371,271
Jackson Financial, Inc., Class A (B)	268,851	8,404,282
		18,775,553
Insurance – 6.9%
Brown & Brown, Inc.	293,134	18,479,167
CNA Financial Corp.	333,472	12,825,333
Kemper Corp.	299,711	13,786,706
Loews Corp.	405,339	22,419,300
Marsh & McLennan Companies, Inc.	47,892	7,728,332
RenaissanceRe Holdings, Ltd.	143,766	19,445,789
		94,684,627
		244,899,753
Health care – 12.7%
Biotechnology – 0.7%
Alkermes PLC (A)	197,669	4,678,825
Galapagos NV (A)	92,464	4,639,499
		9,318,324
Health care equipment and supplies – 4.1%
Baxter International, Inc.	40,462	2,324,947
Dentsply Sirona, Inc.	408,993	13,402,701
Hologic, Inc. (A)	102,005	6,891,458
Koninklijke Philips NV	819,205	13,605,354
Zimmer Biomet Holdings, Inc.	195,586	20,794,704
		57,019,164
Health care providers and services – 6.5%
Cardinal Health, Inc.	380,743	26,926,145
Centene Corp. (A)	167,935	15,070,487
Fresenius SE & Company KGaA	262,018	6,481,876
Patterson Companies, Inc.	425,308	11,861,840
Select Medical Holdings Corp.	1,150,947	29,510,281
		89,850,629
Life sciences tools and services – 0.7%
Charles River Laboratories International, Inc. (A)	46,000	9,441,500
Pharmaceuticals – 0.7%
Elanco Animal Health, Inc. (A)	373,900	5,657,107
Viatris, Inc.	372,900	3,561,195
		9,218,302
		174,847,919
Industrials – 10.7%
Aerospace and defense – 3.4%
Rolls-Royce Holdings PLC (A)	12,160,775	10,837,906
Spirit AeroSystems Holdings, Inc., Class A (B)	359,200	10,811,920
Textron, Inc.	402,446	25,104,581
		46,754,407
Air freight and logistics – 1.1%
CH Robinson Worldwide, Inc.	130,926	14,945,203
Airlines – 0.5%
Southwest Airlines Company (A)	194,800	7,149,160
Building products – 0.9%
Trane Technologies PLC	81,700	12,587,519
Electrical equipment – 0.7%
Rockwell Automation, Inc.	41,100	9,738,234
Machinery – 2.5%
Alstom SA	85,010	1,742,130
PACCAR, Inc.	242,987	21,263,792
Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Stanley Black & Decker, Inc.	99,400	$8,757,140
The Middleby Corp. (A)	23,900	3,437,298
		35,200,360
Road and rail – 1.1%
JB Hunt Transport Services, Inc.	85,090	14,807,362
Trading companies and distributors – 0.5%
Ashtead Group PLC	129,602	6,367,065
		147,549,310
Information technology – 4.8%
Communications equipment – 0.5%
Arista Networks, Inc. (A)	59,700	7,156,836
Electronic equipment, instruments and components – 1.7%
Corning, Inc.	208,200	7,145,424
National Instruments Corp.	410,601	16,325,496
		23,470,920
IT services – 0.6%
Global Payments, Inc.	64,700	8,037,681
Semiconductors and semiconductor equipment – 0.7%
Marvell Technology, Inc.	218,900	10,248,898
Technology hardware, storage and peripherals – 1.3%
Western Digital Corp. (A)	412,500	17,432,250
		66,346,585
Materials – 8.0%
Chemicals – 1.8%
Corteva, Inc.	213,842	13,136,314
PPG Industries, Inc.	39,731	5,045,042
The Scotts Miracle-Gro Company	93,479	6,258,419
		24,439,775
Construction materials – 1.8%
Summit Materials, Inc., Class A (A)	568,044	16,143,810
Vulcan Materials Company	53,501	8,907,381
		25,051,191
Containers and packaging – 0.9%
Ball Corp.	85,300	4,760,593
Westrock Company	199,100	8,081,469
		12,842,062
Metals and mining – 3.5%
AngloGold Ashanti, Ltd., ADR (B)	703,983	9,489,691
Franco-Nevada Corp.	139,845	16,813,131
Freeport-McMoRan, Inc.	157,236	4,654,186
Fresnillo PLC (B)	1,544,069	12,298,028
Gold Fields, Ltd., ADR (B)	619,475	5,011,553
		48,266,589
		110,599,617
Real estate – 6.2%
Equity real estate investment trusts – 6.0%
Apartment Investment and Management Company, Class A (A)	1,057,562	9,348,848
Equity Commonwealth (A)	709,499	18,666,919
Equity Residential	97,555	7,139,075
Omega Healthcare Investors, Inc.	64,100	2,093,506
Rayonier, Inc.	377,045	13,392,638
Regency Centers Corp.	198,826	12,096,574
Vornado Realty Trust	249,099	6,531,376
Weyerhaeuser Company	403,217	13,773,893
		83,042,829
Real estate management and development – 0.2%
The St. Joe Company	73,101	2,792,458
		85,835,287

The accompanying notes are an integral part of the financial statements.	69

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Utilities – 5.5%
Electric utilities – 4.7%
FirstEnergy Corp.	698,590	$27,629,235
PG&E Corp. (A)	2,990,119	36,868,171
		64,497,406
Gas utilities – 0.3%
National Fuel Gas Company	46,735	3,330,803
Multi-utilities – 0.5%
CenterPoint Energy, Inc.	236,143	7,445,589
		75,273,798
TOTAL COMMON STOCKS (Cost $1,062,861,679)		$1,285,683,781
SHORT-TERM INVESTMENTS – 8.1%
Short-term funds – 8.1%
John Hancock Collateral Trust, 2.3160% (C)(D)	2,210,962	22,095,028
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (C)	1,983,324	1,983,324
T. Rowe Price Government Reserve Fund, 2.3595% (C)	87,715,543	87,715,543
TOTAL SHORT-TERM INVESTMENTS (Cost $111,794,157)		$111,793,895
Total Investments (Mid Value Fund) (Cost $1,174,655,836) – 101.5%		$1,397,477,676
Other assets and liabilities, net – (1.5%)		(20,888,577)
TOTAL NET ASSETS – 100.0%		$1,376,589,099
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-22.
(C)	The rate shown is the annualized seven-day yield as of 8-31-22.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Science & Technology Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 94.6%
Communication services – 16.6%
Entertainment – 2.0%
CTS Eventim AG & Company KGaA (A)	20,698	$1,112,801
ROBLOX Corp., Class A (A)	48,370	1,891,751
		3,004,552
Interactive media and services – 14.6%
Alphabet, Inc., Class A (A)	72,134	7,806,341
Baidu, Inc., ADR (A)	28,375	4,085,149
Kanzhun, Ltd., ADR (A)	27,326	641,888
Meta Platforms, Inc., Class A (A)	49,475	8,060,962
Pinterest, Inc., Class A (A)	83,797	1,930,683
VK Company, Ltd., GDR (A)(B)	159,991	50,237
		22,575,260
		25,579,812
Consumer discretionary – 30.5%
Automobiles – 0.4%
Rivian Automotive, Inc., Class A (A)(C)	16,782	548,939
Hotels, restaurants and leisure – 5.1%
Booking Holdings, Inc. (A)	472	885,382
Tongcheng Travel Holdings, Ltd. (A)	558,000	1,142,873
Science & Technology Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Trip.com Group, Ltd., ADR (A)	229,357	$5,899,062
		7,927,317
Internet and direct marketing retail – 23.8%
Alibaba Group Holding, Ltd., ADR (A)	60,807	5,801,596
Amazon.com, Inc. (A)	70,330	8,915,734
Boohoo Group PLC (A)	1,026,842	496,959
Coupang, Inc. (A)	121,671	2,056,240
Deliveroo PLC (A)(D)	877,244	822,416
Delivery Hero SE (A)(D)	107,121	4,445,651
D-Market Elektronik Hizmetler ve Ticaret AS, ADR (A)(C)	114,379	115,523
DoorDash, Inc., Class A (A)	13,284	795,712
Etsy, Inc. (A)	25,894	2,734,665
MercadoLibre, Inc. (A)	2,207	1,887,780
Naspers, Ltd., N Shares	20,838	2,938,292
Wayfair, Inc., Class A (A)(C)	10,838	571,271
Zalando SE (A)(C)(D)	221,520	5,128,819
		36,710,658
Specialty retail – 1.2%
Auto1 Group SE (A)(D)	110,678	1,159,396
Warby Parker, Inc., Class A (A)(C)	55,476	697,333
		1,856,729
		47,043,643
Health care – 0.5%
Health care technology – 0.5%
Veeva Systems, Inc., Class A (A)	3,940	785,321
Information technology – 46.2%
Communications equipment – 1.0%
Arista Networks, Inc. (A)	12,676	1,519,599
IT services – 3.9%
Accenture PLC, Class A	19,306	5,569,009
MongoDB, Inc. (A)	1,493	482,030
		6,051,039
Semiconductors and semiconductor equipment – 14.3%
Advanced Micro Devices, Inc. (A)	52,023	4,415,192
Applied Materials, Inc.	14,284	1,343,696
Lam Research Corp.	4,269	1,869,438
Micron Technology, Inc.	36,758	2,077,930
NVIDIA Corp.	45,240	6,828,526
Qualcomm, Inc.	33,663	4,452,605
Taiwan Semiconductor Manufacturing Company, Ltd.	66,000	1,080,406
		22,067,793
Software – 22.6%
ForgeRock, Inc., Class A (A)	2,868	48,928
Fortinet, Inc. (A)	58,933	2,869,448
HubSpot, Inc. (A)	4,855	1,636,329
Intuit, Inc.	5,863	2,531,526
Microsoft Corp.	43,205	11,296,810
NortonLifeLock, Inc.	5,106	115,632
Qualtrics International, Inc., Class A (A)	86,178	1,055,681
salesforce.com, Inc. (A)	52,437	8,186,464
TeamViewer AG (A)(D)	100,954	1,010,244
Workday, Inc., Class A (A)	17,640	2,902,838
Zoom Video Communications, Inc., Class A (A)	39,888	3,206,995
		34,860,895
Technology hardware, storage and peripherals – 4.4%
Pure Storage, Inc., Class A (A)	189,372	5,486,107

The accompanying notes are an integral part of the financial statements.	70

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

Science & Technology Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Samsung Electronics Company, Ltd.	28,667	$1,269,969
		6,756,076
		71,255,402
Real estate – 0.8%
Real estate management and development – 0.8%
KE Holdings, Inc., ADR (A)	40,886	737,583
Opendoor Technologies, Inc. (A)	89,227	386,353
		1,123,936
TOTAL COMMON STOCKS (Cost $156,674,754)		$145,788,114
SHORT-TERM INVESTMENTS – 6.4%
Short-term funds – 6.4%
John Hancock Collateral Trust, 2.3160% (E)(F)	123,009	1,229,283
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (E)	1,588,692	1,588,692
T. Rowe Price Government Reserve Fund, 2.3595% (E)	7,085,910	7,085,910
TOTAL SHORT-TERM INVESTMENTS (Cost $9,903,890)		$9,903,885
Total Investments (Science & Technology Fund) (Cost $166,578,644) – 101.0%		$155,691,999
Other assets and liabilities, net – (1.0%)		(1,542,565)
TOTAL NET ASSETS – 100.0%		$154,149,434
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	All or a portion of this security is on loan as of 8-31-22.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	The rate shown is the annualized seven-day yield as of 8-31-22.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
U.S. Sector Rotation Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 95.3%
Communication services – 6.9%
Diversified telecommunication services – 0.8%
AT&T, Inc.	797,941	$13,995,885
Lumen Technologies, Inc. (A)	107,559	1,071,288
Verizon Communications, Inc.	472,789	19,767,308
		34,834,481
Entertainment – 1.2%
Activision Blizzard, Inc.	85,890	6,741,506
Electronic Arts, Inc.	31,226	3,961,643
Live Nation Entertainment, Inc. (B)	16,348	1,477,205
Netflix, Inc. (B)	48,731	10,894,302
Take-Two Interactive Software, Inc. (B)	17,660	2,164,410
The Walt Disney Company (B)	200,641	22,487,843
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Warner Brothers Discovery, Inc. (B)	228,085	$3,019,845
		50,746,754
Interactive media and services – 3.8%
Alphabet, Inc., Class A (B)	603,858	65,349,513
Alphabet, Inc., Class C (B)	555,450	60,627,368
Match Group, Inc. (B)	29,674	1,677,471
Meta Platforms, Inc., Class A (B)	231,403	37,702,491
Twitter, Inc. (B)	76,398	2,960,423
		168,317,266
Media – 0.9%
Charter Communications, Inc., Class A (B)	16,558	6,832,328
Comcast Corp., Class A	656,828	23,770,605
DISH Network Corp., Class A (B)	28,594	496,106
Fox Corp., Class A	44,121	1,508,056
Fox Corp., Class B	15,876	501,999
News Corp., Class A	58,038	982,003
News Corp., Class B	28,446	490,409
Omnicom Group, Inc.	29,426	1,968,599
Paramount Global, Class B	80,895	1,892,134
The Interpublic Group of Companies, Inc.	52,933	1,463,068
		39,905,307
Wireless telecommunication services – 0.2%
T-Mobile US, Inc. (B)	67,441	9,708,806
		303,512,614
Consumer discretionary – 10.7%
Auto components – 0.1%
Aptiv PLC (B)	31,256	2,920,248
BorgWarner, Inc.	33,357	1,257,559
		4,177,807
Automobiles – 2.3%
Ford Motor Company	493,135	7,515,377
General Motors Company	182,948	6,990,443
Tesla, Inc. (B)	310,675	85,625,137
		100,130,957
Distributors – 0.1%
Genuine Parts Company	14,854	2,317,373
LKQ Corp.	28,690	1,526,882
Pool Corp.	4,391	1,489,383
		5,333,638
Hotels, restaurants and leisure – 1.8%
Booking Holdings, Inc. (B)	5,074	9,517,860
Caesars Entertainment, Inc. (B)	28,540	1,230,645
Carnival Corp. (B)	126,840	1,199,906
Chipotle Mexican Grill, Inc. (B)	3,366	5,374,829
Darden Restaurants, Inc.	16,866	2,086,493
Domino's Pizza, Inc.	4,320	1,606,435
Expedia Group, Inc. (B)	20,382	2,092,212
Hilton Worldwide Holdings, Inc.	35,372	4,504,978
Las Vegas Sands Corp. (B)	44,454	1,672,804
Marriott International, Inc., Class A	34,974	5,376,903
McDonald's Corp.	91,871	23,177,216
MGM Resorts International	37,660	1,229,222
Norwegian Cruise Line Holdings, Ltd. (B)	61,448	803,740
Penn Entertainment, Inc. (B)	26,199	818,195
Royal Caribbean Cruises, Ltd. (B)	29,896	1,221,252
Starbucks Corp.	140,414	11,804,605
Wynn Resorts, Ltd. (B)	13,525	819,480
Yum! Brands, Inc.	33,824	3,762,582
		78,299,357
Household durables – 0.3%
D.R. Horton, Inc.	37,245	2,649,982
Garmin, Ltd.	16,945	1,499,463

The accompanying notes are an integral part of the financial statements.	71

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Hamilton Beach Brands Holding Company, Class B	294	$3,631
Lennar Corp., A Shares	28,936	2,241,093
Mohawk Industries, Inc. (B)	7,073	780,576
Newell Brands, Inc.	39,608	707,003
NVR, Inc. (B)	367	1,519,402
PulteGroup, Inc.	28,319	1,151,451
Whirlpool Corp.	7,294	1,142,240
		11,694,841
Internet and direct marketing retail – 3.3%
Amazon.com, Inc. (B)	1,111,400	140,892,178
eBay, Inc.	68,188	3,009,136
Etsy, Inc. (B)	16,644	1,757,773
		145,659,087
Leisure products – 0.0%
Hasbro, Inc.	14,447	1,138,713
Multiline retail – 0.5%
Dollar General Corp.	29,335	6,964,716
Dollar Tree, Inc. (B)	28,114	3,814,508
Target Corp.	59,345	9,515,377
		20,294,601
Specialty retail – 1.9%
Advance Auto Parts, Inc.	7,162	1,207,800
AutoZone, Inc. (B)	2,491	5,278,952
Bath & Body Works, Inc.	33,755	1,260,074
Best Buy Company, Inc.	22,356	1,580,346
CarMax, Inc. (B)	18,418	1,628,888
Lowe's Companies, Inc.	80,413	15,611,380
O'Reilly Automotive, Inc. (B)	7,710	5,374,795
Ross Stores, Inc.	42,743	3,687,439
The Home Depot, Inc.	125,118	36,086,534
The TJX Companies, Inc.	144,971	9,038,942
Tractor Supply Company	13,014	2,409,542
Ulta Beauty, Inc. (B)	6,043	2,537,274
		85,701,966
Textiles, apparel and luxury goods – 0.4%
NIKE, Inc., Class B	143,109	15,233,953
PVH Corp.	6,050	340,313
Ralph Lauren Corp.	4,117	376,006
Tapestry, Inc.	32,875	1,141,749
VF Corp.	37,647	1,560,468
		18,652,489
		471,083,456
Consumer staples – 9.5%
Beverages – 3.2%
Brown-Forman Corp., Class B	41,588	3,023,448
Constellation Brands, Inc., Class A	37,518	9,231,304
Keurig Dr. Pepper, Inc.	163,146	6,219,126
Molson Coors Beverage Company, Class B	43,860	2,266,246
Monster Beverage Corp. (B)	88,343	7,847,509
PepsiCo, Inc.	319,458	55,033,030
The Coca-Cola Company	898,518	55,447,546
		139,068,209
Food and staples retailing – 2.0%
Costco Wholesale Corp.	76,043	39,702,050
Sysco Corp.	84,100	6,914,702
The Kroger Company	109,030	5,226,898
Walgreens Boots Alliance, Inc.	130,245	4,566,390
Walmart, Inc.	240,499	31,878,142
		88,288,182
Food products – 1.9%
Archer-Daniels-Midland Company	131,908	11,593,394
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Campbell Soup Company	46,611	$2,348,262
Conagra Brands, Inc.	112,801	3,878,098
General Mills, Inc.	134,152	10,302,874
Hormel Foods Corp.	61,674	3,100,969
Kellogg Company	53,322	3,878,642
Lamb Weston Holdings, Inc.	29,270	2,327,843
McCormick & Company, Inc.	54,567	4,587,448
Mondelez International, Inc., Class A	313,876	19,416,369
The Hershey Company	34,442	7,738,084
The J.M. Smucker Company	22,249	3,114,638
The Kraft Heinz Company	165,327	6,183,230
Tyson Foods, Inc., Class A	70,401	5,306,827
		83,776,678
Household products – 1.1%
Church & Dwight Company, Inc.	24,235	2,028,712
Colgate-Palmolive Company	82,643	6,463,509
Kimberly-Clark Corp.	34,581	4,409,769
The Clorox Company	11,902	1,717,935
The Procter & Gamble Company	242,139	33,400,654
		48,020,579
Personal products – 0.1%
The Estee Lauder Companies, Inc., Class A	23,682	6,024,227
Tobacco – 1.2%
Altria Group, Inc.	411,982	18,588,628
Philip Morris International, Inc.	358,915	34,272,793
		52,861,421
		418,039,296
Energy – 4.4%
Energy equipment and services – 0.3%
Baker Hughes Company	115,209	2,910,179
Halliburton Company	110,625	3,333,131
Schlumberger NV	174,553	6,659,197
		12,902,507
Oil, gas and consumable fuels – 4.1%
APA Corp.	42,812	1,674,377
Chevron Corp.	247,387	39,101,989
ConocoPhillips	161,099	17,632,286
Coterra Energy, Inc.	97,519	3,014,312
Devon Energy Corp.	76,827	5,425,523
Diamondback Energy, Inc.	22,477	2,995,735
EOG Resources, Inc.	72,499	8,794,129
Exxon Mobil Corp.	531,695	50,824,725
Hess Corp.	34,515	4,168,722
Kinder Morgan, Inc.	249,105	4,563,604
Marathon Oil Corp.	82,198	2,103,447
Marathon Petroleum Corp.	70,069	7,059,452
Occidental Petroleum Corp.	111,095	7,887,745
ONEOK, Inc.	53,059	3,248,803
Phillips 66	60,650	5,425,749
Pioneer Natural Resources Company	28,405	7,192,714
The Williams Companies, Inc.	147,319	5,013,266
Valero Energy Corp.	52,928	6,198,927
		182,325,505
		195,228,012
Financials – 10.9%
Banks – 3.3%
Bank of America Corp.	838,438	28,179,901
Citigroup, Inc.	226,035	11,032,768
Citizens Financial Group, Inc.	53,927	1,978,042
Comerica, Inc.	14,734	1,183,140
Fifth Third Bancorp	80,487	2,748,631

The accompanying notes are an integral part of the financial statements.	72

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Republic Bank	20,656	$3,136,200
Huntington Bancshares, Inc.	176,772	2,368,745
JPMorgan Chase & Co.	343,440	39,059,431
KeyCorp	109,021	1,928,581
M&T Bank Corp.	21,838	3,969,712
Regions Financial Corp.	109,748	2,378,239
Signature Bank	6,656	1,160,540
SVB Financial Group (B)	6,852	2,785,475
The PNC Financial Services Group, Inc.	49,554	7,829,532
Truist Financial Corp.	158,444	7,421,517
U.S. Bancorp	155,592	7,096,551
Wells Fargo & Company	447,831	19,574,693
Zions Bancorp NA	14,240	783,627
		144,615,325
Capital markets – 2.8%
Ameriprise Financial, Inc.	13,900	3,725,339
BlackRock, Inc.	17,571	11,709,139
Cboe Global Markets, Inc.	14,109	1,664,439
CME Group, Inc.	45,400	8,880,694
FactSet Research Systems, Inc.	4,768	2,066,165
Franklin Resources, Inc.	32,047	835,465
Intercontinental Exchange, Inc.	69,663	7,025,514
Invesco, Ltd.	49,183	810,044
MarketAxess Holdings, Inc.	5,199	1,292,419
Moody's Corp.	20,289	5,772,626
Morgan Stanley	176,033	15,001,532
MSCI, Inc.	10,230	4,595,725
Nasdaq, Inc.	41,967	2,498,296
Northern Trust Corp.	26,697	2,538,618
Raymond James Financial, Inc.	23,852	2,489,433
S&P Global, Inc.	43,141	15,193,397
State Street Corp.	42,983	2,937,888
T. Rowe Price Group, Inc.	28,375	3,405,000
The Bank of New York Mellon Corp.	90,962	3,777,652
The Charles Schwab Corp.	188,951	13,406,073
The Goldman Sachs Group, Inc.	42,903	14,272,541
		123,897,999
Consumer finance – 0.5%
American Express Company	75,556	11,484,512
Capital One Financial Corp.	50,249	5,317,349
Discover Financial Services	33,066	3,322,802
Synchrony Financial	63,074	2,065,674
		22,190,337
Diversified financial services – 1.4%
Berkshire Hathaway, Inc., Class B (B)	223,986	62,895,269
Insurance – 2.9%
Aflac, Inc.	111,319	6,614,575
American International Group, Inc.	139,472	7,217,676
Aon PLC, Class A	38,787	10,831,658
Arthur J. Gallagher & Company	39,382	7,150,590
Assurant, Inc.	11,439	1,812,967
Brown & Brown, Inc.	37,855	2,386,379
Chubb, Ltd.	76,399	14,443,231
Cincinnati Financial Corp.	24,437	2,369,412
Everest Re Group, Ltd.	6,771	1,821,738
Globe Life, Inc.	18,712	1,818,619
Lincoln National Corp.	25,899	1,192,908
Loews Corp.	32,536	1,799,566
Marsh & McLennan Companies, Inc.	89,082	14,375,162
MetLife, Inc.	121,925	7,843,435
Principal Financial Group, Inc.	40,203	3,005,576
Prudential Financial, Inc.	68,778	6,585,494
The Allstate Corp.	49,260	5,935,830
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
The Hartford Financial Services Group, Inc.	55,829	$3,590,363
The Progressive Corp.	103,355	12,676,491
The Travelers Companies, Inc.	44,306	7,161,622
W.R. Berkley Corp.	37,030	2,399,544
Willis Towers Watson PLC	20,750	4,291,723
		127,324,559
		480,923,489
Health care – 12.3%
Biotechnology – 1.4%
AbbVie, Inc.	157,814	21,219,670
Amgen, Inc.	48,540	11,664,162
Biogen, Inc. (B)	13,931	2,721,839
Gilead Sciences, Inc.	113,358	7,194,832
Incyte Corp. (B)	17,202	1,211,537
Moderna, Inc. (B)	31,482	4,164,124
Regeneron Pharmaceuticals, Inc. (B)	9,797	5,692,645
Vertex Pharmaceuticals, Inc. (B)	22,917	6,457,094
		60,325,903
Health care equipment and supplies – 2.4%
Abbott Laboratories	210,812	21,639,852
ABIOMED, Inc. (B)	4,801	1,244,803
Align Technology, Inc. (B)	8,182	1,993,953
Baxter International, Inc.	57,808	3,321,648
Becton, Dickinson and Company	34,191	8,630,492
Boston Scientific Corp. (B)	173,319	6,986,489
Dentsply Sirona, Inc.	24,582	805,552
DexCom, Inc. (B)	48,894	4,019,576
Edwards Lifesciences Corp. (B)	76,972	6,935,177
Hologic, Inc. (B)	30,506	2,060,985
IDEXX Laboratories, Inc. (B)	10,626	3,693,810
Intuitive Surgical, Inc. (B)	43,055	8,858,136
Medtronic PLC	161,678	14,214,730
ResMed, Inc.	16,812	3,697,295
STERIS PLC	12,332	2,483,418
Stryker Corp.	39,914	8,190,353
Teleflex, Inc.	5,529	1,250,992
The Cooper Companies, Inc.	5,572	1,601,616
Zimmer Biomet Holdings, Inc.	26,898	2,859,795
		104,488,672
Health care providers and services – 3.1%
AmerisourceBergen Corp.	16,955	2,484,925
Cardinal Health, Inc.	30,555	2,160,850
Centene Corp. (B)	68,898	6,182,907
Cigna Corp.	37,705	10,687,482
CVS Health Corp.	156,888	15,398,557
DaVita, Inc. (B)	9,319	794,818
Elevance Health, Inc.	29,051	14,092,931
HCA Healthcare, Inc.	28,215	5,582,902
Henry Schein, Inc. (B)	16,886	1,239,601
Humana, Inc.	15,278	7,360,635
Laboratory Corp. of America Holdings	10,816	2,436,520
McKesson Corp.	17,368	6,374,056
Molina Healthcare, Inc. (B)	7,322	2,470,223
Quest Diagnostics, Inc.	13,001	1,629,155
UnitedHealth Group, Inc.	113,181	58,778,289
Universal Health Services, Inc., Class B	8,143	796,711
		138,470,562
Life sciences tools and services – 1.6%
Agilent Technologies, Inc.	34,571	4,433,731
Bio-Rad Laboratories, Inc., Class A (B)	2,472	1,199,019
Bio-Techne Corp.	4,820	1,599,324

The accompanying notes are an integral part of the financial statements.	73

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Charles River Laboratories International, Inc. (B)	5,978	$1,226,985
Danaher Corp.	77,168	20,828,415
Illumina, Inc. (B)	17,887	3,606,735
IQVIA Holdings, Inc. (B)	22,297	4,741,680
Mettler-Toledo International, Inc. (B)	2,608	3,162,096
PerkinElmer, Inc.	14,835	2,003,615
Thermo Fisher Scientific, Inc.	47,064	25,664,940
Waters Corp. (B)	6,784	2,025,702
West Pharmaceutical Services, Inc.	9,406	2,790,666
		73,282,908
Pharmaceuticals – 3.8%
Bristol-Myers Squibb Company	256,864	17,315,202
Catalent, Inc. (B)	20,842	1,834,096
Eli Lilly & Company	96,141	28,960,553
Johnson & Johnson	318,773	51,430,836
Merck & Company, Inc.	307,294	26,230,616
Organon & Company	27,993	798,640
Pfizer, Inc.	683,482	30,913,891
Viatris, Inc.	168,258	1,606,864
Zoetis, Inc.	57,183	8,950,855
		168,041,553
		544,609,598
Industrials – 8.5%
Aerospace and defense – 1.8%
General Dynamics Corp.	32,952	7,543,701
Howmet Aerospace, Inc.	52,265	1,851,749
Huntington Ingalls Industries, Inc.	6,084	1,400,902
L3Harris Technologies, Inc.	26,606	6,071,223
Lockheed Martin Corp.	33,333	14,003,527
Northrop Grumman Corp.	20,736	9,911,601
Raytheon Technologies Corp.	210,008	18,848,218
Textron, Inc.	29,652	1,849,692
The Boeing Company (B)	78,609	12,597,092
TransDigm Group, Inc.	7,591	4,557,560
		78,635,265
Air freight and logistics – 0.8%
CH Robinson Worldwide, Inc.	19,758	2,255,376
Expeditors International of Washington, Inc.	27,146	2,793,052
FedEx Corp.	39,163	8,255,952
United Parcel Service, Inc., Class B	123,121	23,948,266
		37,252,646
Airlines – 0.3%
Alaska Air Group, Inc. (B)	25,378	1,105,466
American Airlines Group, Inc. (A)(B)	124,357	1,615,397
Delta Air Lines, Inc. (B)	104,576	3,249,176
Southwest Airlines Company (B)	106,242	3,899,081
United Airlines Holdings, Inc. (B)	46,724	1,635,807
		11,504,927
Building products – 0.4%
A.O. Smith Corp.	15,238	860,185
Allegion PLC	13,675	1,300,493
Carrier Global Corp.	110,634	4,328,002
Fortune Brands Home & Security, Inc.	14,147	869,050
Johnson Controls International PLC	89,675	4,855,005
Masco Corp.	34,908	1,775,770
Trane Technologies PLC	31,478	4,849,815
		18,838,320
Commercial services and supplies – 0.7%
Cintas Corp.	17,635	7,174,623
Copart, Inc. (B)	44,022	5,267,232
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Republic Services, Inc.	41,888	$5,978,255
Rollins, Inc.	39,058	1,318,598
Waste Management, Inc.	74,597	12,609,131
		32,347,839
Construction and engineering – 0.1%
Quanta Services, Inc.	30,977	4,377,050
Electrical equipment – 0.5%
AMETEK, Inc.	27,518	3,306,563
Eaton Corp. PLC	47,851	6,538,361
Emerson Electric Company	74,756	6,110,555
Generac Holdings, Inc. (B)	7,185	1,583,646
Rockwell Automation, Inc.	14,249	3,376,158
		20,915,283
Industrial conglomerates – 0.7%
3M Company	64,255	7,990,109
General Electric Company	125,990	9,252,706
Honeywell International, Inc.	77,775	14,726,696
		31,969,511
Machinery – 1.4%
Caterpillar, Inc.	63,596	11,746,817
Cummins, Inc.	16,457	3,544,344
Deere & Company	33,244	12,142,371
Dover Corp.	15,893	1,985,989
Fortive Corp.	43,990	2,785,887
IDEX Corp.	9,901	1,992,180
Illinois Tool Works, Inc.	34,674	6,755,535
Ingersoll Rand, Inc.	50,552	2,394,648
Nordson Corp.	6,989	1,587,691
Otis Worldwide Corp.	48,671	3,515,020
PACCAR, Inc.	40,699	3,561,569
Parker-Hannifin Corp.	14,730	3,903,450
Pentair PLC	17,619	784,046
Snap-on, Inc.	5,542	1,207,380
Stanley Black & Decker, Inc.	18,069	1,591,879
Wabtec Corp.	22,493	1,971,511
Xylem, Inc.	21,880	1,993,268
		63,463,585
Professional services – 0.5%
Equifax, Inc.	23,911	4,513,201
Jacobs Solutions, Inc.	26,395	3,288,289
Leidos Holdings, Inc.	27,711	2,633,931
Nielsen Holdings PLC	72,561	2,020,098
Robert Half International, Inc.	25,976	1,999,373
Verisk Analytics, Inc.	31,915	5,973,211
		20,428,103
Road and rail – 1.2%
CSX Corp.	366,574	11,602,067
JB Hunt Transport Services, Inc.	12,478	2,171,422
Norfolk Southern Corp.	40,526	9,853,086
Old Dominion Freight Line, Inc.	15,952	4,329,532
Union Pacific Corp.	103,441	23,223,539
		51,179,646
Trading companies and distributors – 0.1%
Fastenal Company	50,023	2,517,658
United Rentals, Inc. (B)	5,546	1,619,654
W.W. Grainger, Inc.	3,501	1,942,845
		6,080,157
		376,992,332
Information technology – 22.5%
Communications equipment – 0.7%
Arista Networks, Inc. (B)	26,864	3,220,456
Cisco Systems, Inc.	504,149	22,545,543

The accompanying notes are an integral part of the financial statements.	74

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
F5, Inc. (B)	7,738	$1,215,330
Juniper Networks, Inc.	42,170	1,198,471
Motorola Solutions, Inc.	19,964	4,859,437
		33,039,237
Electronic equipment, instruments and components – 0.6%
Amphenol Corp., Class A	71,163	5,232,615
CDW Corp.	16,093	2,747,075
Corning, Inc.	95,412	3,274,540
Keysight Technologies, Inc. (B)	22,254	3,647,208
TE Connectivity, Ltd.	39,107	4,935,694
Teledyne Technologies, Inc. (B)	5,384	1,983,250
Trimble, Inc. (B)	31,298	1,979,599
Zebra Technologies Corp., Class A (B)	6,703	2,021,893
		25,821,874
IT services – 2.8%
Accenture PLC, Class A	54,133	15,615,205
Akamai Technologies, Inc. (B)	12,752	1,151,251
Automatic Data Processing, Inc.	36,316	8,875,994
Broadridge Financial Solutions, Inc.	10,119	1,732,069
Cognizant Technology Solutions Corp., Class A	45,352	2,864,886
DXC Technology Company (B)	24,120	597,694
EPAM Systems, Inc. (B)	4,861	2,073,217
Fidelity National Information Services, Inc.	53,586	4,896,153
Fiserv, Inc. (B)	50,869	5,147,434
FleetCor Technologies, Inc. (B)	6,627	1,408,436
Gartner, Inc. (B)	6,964	1,986,968
Global Payments, Inc.	23,450	2,913,194
IBM Corp.	76,519	9,828,866
Jack Henry & Associates, Inc.	5,944	1,142,437
Mastercard, Inc., Class A	73,366	23,797,729
Paychex, Inc.	27,338	3,371,869
PayPal Holdings, Inc. (B)	98,126	9,168,893
VeriSign, Inc. (B)	7,824	1,425,689
Visa, Inc., Class A	141,732	28,163,566
		126,161,550
Semiconductors and semiconductor equipment – 3.7%
Advanced Micro Devices, Inc. (B)	153,215	13,003,357
Analog Devices, Inc.	49,142	7,446,487
Applied Materials, Inc.	85,497	8,042,703
Broadcom, Inc.	38,672	19,301,575
Enphase Energy, Inc. (B)	12,383	3,546,987
Intel Corp.	389,554	12,434,564
KLA Corp.	14,472	4,980,249
Lam Research Corp.	12,901	5,649,477
Microchip Technology, Inc.	54,180	3,535,245
Micron Technology, Inc.	107,113	6,055,098
Monolithic Power Systems, Inc.	4,090	1,853,506
NVIDIA Corp.	237,771	35,889,155
NXP Semiconductors NV	25,122	4,134,579
ON Semiconductor Corp. (B)	40,849	2,809,186
Qorvo, Inc. (B)	10,185	914,409
Qualcomm, Inc.	105,651	13,974,458
Skyworks Solutions, Inc.	15,864	1,563,397
SolarEdge Technologies, Inc. (B)	5,642	1,557,023
Teradyne, Inc.	14,414	1,220,001
Texas Instruments, Inc.	88,175	14,567,392
		162,478,848
Software – 7.8%
Adobe, Inc. (B)	55,781	20,830,857
ANSYS, Inc. (B)	9,461	2,349,166
Autodesk, Inc. (B)	25,091	5,061,858
Cadence Design Systems, Inc. (B)	31,571	5,486,093
Ceridian HCM Holding, Inc. (B)	13,103	781,463
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Citrix Systems, Inc.	15,655	$1,608,864
Fortinet, Inc. (B)	80,898	3,938,924
Intuit, Inc.	33,085	14,285,441
Microsoft Corp.	876,547	229,190,744
NortonLifeLock, Inc.	70,657	1,596,142
Oracle Corp.	182,642	13,542,904
Paycom Software, Inc. (B)	5,560	1,952,672
PTC, Inc. (B)	13,998	1,608,230
Roper Technologies, Inc.	12,720	5,120,818
salesforce.com, Inc. (B)	116,496	18,187,356
ServiceNow, Inc. (B)	23,446	10,190,101
Synopsys, Inc. (B)	18,074	6,253,965
Tyler Technologies, Inc. (B)	5,301	1,969,375
		343,954,973
Technology hardware, storage and peripherals – 6.9%
Apple, Inc.	1,858,359	292,171,202
Hewlett Packard Enterprise Company	150,123	2,041,673
HP, Inc.	131,611	3,778,552
NetApp, Inc.	27,557	1,987,686
Seagate Technology Holdings PLC	22,145	1,482,829
Western Digital Corp. (B)	36,327	1,535,179
		302,997,121
		994,453,603
Materials – 2.3%
Chemicals – 1.6%
Air Products & Chemicals, Inc.	25,756	6,502,102
Albemarle Corp.	13,787	3,694,365
Celanese Corp.	13,953	1,546,830
CF Industries Holdings, Inc.	23,499	2,431,207
Corteva, Inc.	82,876	5,091,073
Dow, Inc.	87,542	4,464,642
DuPont de Nemours, Inc.	61,841	3,440,833
Eastman Chemical Company	16,721	1,521,611
Ecolab, Inc.	28,849	4,726,332
FMC Corp.	13,950	1,507,716
International Flavors & Fragrances, Inc.	31,305	3,458,576
Linde PLC	58,294	16,489,041
LyondellBasell Industries NV, Class A	32,014	2,657,162
PPG Industries, Inc.	28,369	3,602,296
The Mosaic Company	45,023	2,425,389
The Sherwin-Williams Company	26,969	6,259,505
		69,818,680
Construction materials – 0.1%
Martin Marietta Materials, Inc.	6,777	2,356,431
Vulcan Materials Company	16,446	2,738,095
		5,094,526
Containers and packaging – 0.3%
Amcor PLC	159,937	1,920,843
Avery Dennison Corp.	10,522	1,932,050
Ball Corp.	34,421	1,921,036
International Paper Company	46,608	1,939,825
Packaging Corp. of America	11,437	1,565,954
Sealed Air Corp.	14,606	785,949
Westrock Company	28,915	1,173,660
		11,239,317
Metals and mining – 0.3%
Ferroglobe PLC (B)(C)	4,538	0
Freeport-McMoRan, Inc.	172,790	5,114,584
Newmont Corp.	91,924	3,801,977
Nucor Corp.	31,103	4,134,833
		13,051,394
		99,203,917

The accompanying notes are an integral part of the financial statements.	75

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate – 2.6%
Equity real estate investment trusts – 2.5%
Alexandria Real Estate Equities, Inc.	18,085	$2,774,239
American Tower Corp.	54,699	13,896,281
AvalonBay Communities, Inc.	17,551	3,526,171
Boston Properties, Inc.	15,023	1,193,277
Camden Property Trust	12,122	1,557,798
Crown Castle, Inc.	51,787	8,846,773
Digital Realty Trust, Inc.	32,586	4,028,607
Duke Realty Corp.	47,044	2,768,539
Equinix, Inc.	10,955	7,201,488
Equity Residential	42,952	3,143,227
Essex Property Trust, Inc.	7,427	1,968,601
Extra Space Storage, Inc.	15,766	3,133,177
Federal Realty Investment Trust	7,795	789,400
Healthpeak Properties, Inc.	60,858	1,597,523
Host Hotels & Resorts, Inc.	89,517	1,590,717
Iron Mountain, Inc.	37,606	1,978,452
Kimco Realty Corp.	75,175	1,584,689
Mid-America Apartment Communities, Inc.	14,086	2,333,628
Prologis, Inc.	89,051	11,087,740
Public Storage	17,773	5,879,842
Realty Income Corp.	70,069	4,784,311
Regency Centers Corp.	19,485	1,185,467
SBA Communications Corp.	12,359	4,019,765
Simon Property Group, Inc.	38,931	3,970,183
UDR, Inc.	35,219	1,580,277
Ventas, Inc.	50,709	2,426,933
VICI Properties, Inc.	109,212	3,602,904
Vornado Realty Trust	15,088	395,607
Welltower, Inc.	52,787	4,046,124
Weyerhaeuser Company	92,303	3,153,070
		110,044,810
Real estate management and development – 0.1%
CBRE Group, Inc., Class A (B)	40,603	3,206,013
		113,250,823
Utilities – 4.7%
Electric utilities – 3.0%
Alliant Energy Corp.	54,300	3,314,472
American Electric Power Company, Inc.	99,626	9,982,525
Constellation Energy Corp.	66,931	5,460,900
Duke Energy Corp.	149,271	15,958,563
Edison International	78,100	5,292,837
Entergy Corp.	39,789	4,587,672
Evergy, Inc.	48,667	3,335,150
Eversource Energy	66,445	5,959,452
Exelon Corp.	196,632	8,634,111
FirstEnergy Corp.	117,784	4,658,357
NextEra Energy, Inc.	391,658	33,314,429
NRG Energy, Inc.	48,629	2,007,405
Pinnacle West Capital Corp.	26,722	2,013,503
PPL Corp.	136,205	3,960,841
The Southern Company	207,547	15,995,647
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Xcel Energy, Inc.	108,303	$8,041,498
		132,517,362
Gas utilities – 0.1%
Atmos Energy Corp.	29,152	3,305,254
Independent power and renewable electricity producers – 0.1%
The AES Corp.	131,924	3,357,466
Multi-utilities – 1.4%
Ameren Corp.	49,940	4,625,443
CenterPoint Energy, Inc.	127,795	4,029,376
CMS Energy Corp.	59,009	3,985,468
Consolidated Edison, Inc.	68,635	6,708,385
Dominion Energy, Inc.	162,797	13,316,795
DTE Energy Company	40,610	5,293,107
NiSource, Inc.	89,626	2,644,863
Public Service Enterprise Group, Inc.	101,404	6,526,361
Sempra Energy	60,910	10,048,323
WEC Energy Group, Inc.	64,535	6,656,140
		63,834,261
Water utilities – 0.1%
American Water Works Company, Inc.	35,807	5,315,549
		208,329,892
TOTAL COMMON STOCKS (Cost $4,499,857,301)		$4,205,627,032
SHORT-TERM INVESTMENTS – 4.3%
U.S. Government Agency – 0.2%
Federal Home Loan Bank Discount Note 2.250%, 09/27/2022 *	$8,300,000	8,286,497
Short-term funds – 4.1%
John Hancock Collateral Trust, 2.3160% (D)(E)	18,095,777	180,838,338
TOTAL SHORT-TERM INVESTMENTS (Cost $189,126,937)		$189,124,835
Total Investments (U.S. Sector Rotation Fund) (Cost $4,688,984,238) – 99.6%		$4,394,751,867
Other assets and liabilities, net – 0.4%		16,710,057
TOTAL NET ASSETS – 100.0%		$4,411,461,924
Security Abbreviations and Legend
(A)	All or a portion of this security is on loan as of 8-31-22.
(B)	Non-income producing security.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	The rate shown is the annualized seven-day yield as of 8-31-22.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Cash collateral received for securities lending amounted to $1,247,840.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	1,028	Long	Sep 2022	$207,805,693	$203,364,100	$(4,441,593)
						$(4,441,593)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	76

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)

See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	77

John Hancock Funds II
Portfolio of Investments — August 31, 2022 (showing percentage of total net assets)

The following funds had the following country composition as a percentage of net assets on 8-31-22:
Capital Appreciation Fund
United States	89.3%
Netherlands	2.7%
France	2.5%
Australia	1.6%
Canada	1.3%
Denmark	1.3%
Uruguay	1.3%
TOTAL	100.0%
Health Sciences Fund
United States	86.3%
United Kingdom	3.5%
Netherlands	2.2%
Germany	2.0%
Switzerland	1.5%
Japan	1.5%
Denmark	1.2%
Other countries	1.8%
TOTAL	100.0%
High Yield Fund
United States	77.2%
Cayman Islands	8.1%
Canada	3.6%
Switzerland	1.7%
United Kingdom	1.6%
Luxembourg	1.2%
Other countries	6.6%
TOTAL	100.0%
Mid Value Fund
United States	83.0%
Canada	3.9%
United Kingdom	3.8%
Bermuda	1.4%
Ireland	1.3%
Belgium	1.1%
South Africa	1.0%
Netherlands	1.0%
Puerto Rico	1.0%
Denmark	1.0%
Other countries	1.5%
TOTAL	100.0%
Science & Technology Fund
United States	69.2%
China	11.9%
Germany	8.3%
Ireland	3.6%
South Korea	2.2%
South Africa	1.9%
Uruguay	1.2%
Other countries	1.7%
TOTAL	100.0%

The accompanying notes are an integral part of the financial statements.	78

John Hancock Funds II
Statements of assets and liabilities — August 31, 2022

Assets	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund	Health Sciences Fund
Unaffiliated investments, at value (including securities loaned)	$1,387,016,502	$1,254,367,904	$1,756,635,987	$316,349,900
Affiliated investments, at value	—	2,077,345	—	—
Total investments, at value	1,387,016,502	1,256,445,249	1,756,635,987	316,349,900
Cash	—	194,605	—	—
Foreign currency, at value	—	19,890	—	11,822
Dividends and interest receivable	1,103,995	3,768,919	7,681,946	292,567
Receivable for fund shares sold	236,450	18,174	10,700	4,434
Receivable for investments sold	—	1,696,182	27,666,253	42,190
Receivable for delayed delivery securities sold	—	—	152,917,973	—
Receivable for securities lending income	—	1,310	—	—
Other assets	78,847	62,367	93,641	473,606
Total assets	1,388,435,794	1,262,206,696	1,945,006,500	317,174,519
Liabilities
Written options, at value	—	970,653	—	—
Payable for collateral on sale commitments	—	—	220,000	—
Payable for investments purchased	2,009,760	4,576,847	33,582,098	150,406
Payable for delayed delivery securities purchased	—	—	298,567,464	—
Payable for fund shares repurchased	108,507	1,100,807	449,003	—
Payable upon return of securities loaned	—	2,078,100	—	—
Payable to affiliates
Accounting and legal services fees	50,157	44,756	55,949	11,551
Trustees' fees	1,287	1,178	1,470	302
Other liabilities and accrued expenses	263,633	198,566	235,802	78,493
Total liabilities	2,433,344	8,970,907	333,111,786	240,752
Net assets	$1,386,002,450	$1,253,235,789	$1,611,894,714	$316,933,767
Net assets consist of
Paid-in capital	$680,229,451	$1,096,975,706	$1,832,111,081	$233,884,122
Total distributable earnings (loss)	705,772,999	156,260,083	(220,216,367)	83,049,645
Net assets	$1,386,002,450	$1,253,235,789	$1,611,894,714	$316,933,767
Unaffiliated investments, including repurchase agreements, at cost	$741,518,617	$1,233,907,714	$1,879,213,707	$237,019,089
Affiliated investments, at cost	—	$2,077,675	—	—
Foreign currency, at cost	—	$20,159	—	$12,070
Premiums received on written options	—	$5,064,449	—	—
Securities loaned, at value	—	$1,994,976	—	—
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$537,516,675	—	$133,712,333	—
Shares outstanding	45,308,782	—	11,779,567	—
Net asset value, offering price and redemption price per share	$11.86	—	$11.35	—
Class NAV
Net assets	$848,485,775	$1,253,235,789	$1,478,182,381	$316,933,767
Shares outstanding	70,975,286	133,891,952	130,449,056	66,680,341
Net asset value, offering price and redemption price per share	$11.95	$9.36	$11.33	$4.75
The accompanying notes are an integral part of the financial statements.	79

John Hancock Funds II
Statements of assets and liabilities — August 31, 2022

Assets	High Yield Fund	International Strategic Equity Allocation Fund	Mid Value Fund	Science & Technology Fund
Unaffiliated investments, at value (including securities loaned)	$203,112,671	$3,935,839,203	$1,375,382,648	$154,462,716
Affiliated investments, at value	2,375,359	26,922,715	22,095,028	1,229,283
Total investments, at value	205,488,030	3,962,761,918	1,397,477,676	155,691,999
Receivable for centrally cleared swaps	948,976	—	—	—
Unrealized appreciation on forward foreign currency contracts	8,906	—	—	—
Receivable for futures variation margin	40	—	—	—
Cash	102,949	554,126	117,243	513,403
Foreign currency, at value	626,023	5,251,684	322	546
Collateral held at broker for futures contracts	194,142	9,269,557	—	—
Dividends and interest receivable	3,297,434	15,089,381	2,324,074	78,482
Receivable for fund shares sold	—	8,914	16,751	1,332
Receivable for investments sold	313,670	—	4,115,657	159,035
Receivable for securities lending income	5,814	47,438	18,922	4,585
Other assets	11,679	193,658	68,791	12,030
Total assets	210,997,663	3,993,176,676	1,404,139,436	156,461,412
Liabilities
Unrealized depreciation on forward foreign currency contracts	24,938	—	—	—
Payable for futures variation margin	—	1,002,322	—	—
Foreign capital gains tax payable	—	1,419,903	—	—
Payable for investments purchased	410,494	—	3,807,598	1,024,675
Payable for fund shares repurchased	215,036	778,273	1,337,423	—
Payable upon return of securities loaned	2,379,209	26,962,168	22,112,624	1,229,750
Payable to affiliates
Accounting and legal services fees	7,521	143,792	51,032	5,476
Trustees' fees	190	3,666	1,280	141
Other liabilities and accrued expenses	65,114	613,929	240,380	51,936
Total liabilities	3,102,502	30,924,053	27,550,337	2,311,978
Net assets	$207,895,161	$3,962,252,623	$1,376,589,099	$154,149,434
Net assets consist of
Paid-in capital	$349,793,201	$4,478,065,663	$978,356,536	$175,418,056
Total distributable earnings (loss)	(141,898,040)	(515,813,040)	398,232,563	(21,268,622)
Net assets	$207,895,161	$3,962,252,623	$1,376,589,099	$154,149,434
Unaffiliated investments, including repurchase agreements, at cost	$246,983,166	$4,438,291,292	$1,152,560,546	$165,349,356
Affiliated investments, at cost	$2,376,331	$26,922,842	$22,095,290	$1,229,288
Foreign currency, at cost	$626,573	$5,334,914	$320	$586
Collateral held at broker for centrally cleared swaps	$1,016,397	—	—	—
Securities loaned, at value	$2,315,634	$26,998,695	$26,942,953	$1,177,298
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$207,895,161	—	—	—
Shares outstanding	30,078,085	—	—	—
Net asset value, offering price and redemption price per share	$6.91	—	—	—
Class NAV
Net assets	—	$3,962,252,623	$1,376,589,099	$154,149,434
Shares outstanding	—	464,056,551	79,363,725	111,968,933
Net asset value, offering price and redemption price per share	—	$8.54	$17.35	$1.38
The accompanying notes are an integral part of the financial statements.	80

John Hancock Funds II
Statements of assets and liabilities — August 31, 2022

Assets	U.S. Sector Rotation Fund
Unaffiliated investments, at value (including securities loaned)	$4,213,913,529
Affiliated investments, at value	180,838,338
Total investments, at value	4,394,751,867
Cash	35,043
Collateral held at broker for futures contracts	10,432,000
Dividends and interest receivable	7,469,495
Receivable for fund shares sold	1,950,780
Other assets	151,931
Total assets	4,414,791,116
Liabilities
Payable for futures variation margin	1,597,035
Payable for fund shares repurchased	46,861
Payable upon return of securities loaned	1,247,840
Payable to affiliates
Accounting and legal services fees	166,163
Trustees' fees	4,139
Other liabilities and accrued expenses	267,154
Total liabilities	3,329,192
Net assets	$4,411,461,924
Net assets consist of
Paid-in capital	$4,829,295,903
Total distributable earnings (loss)	(417,833,979)
Net assets	$4,411,461,924
Unaffiliated investments, including repurchase agreements, at cost	$4,508,143,814
Affiliated investments, at cost	$180,840,424
Securities loaned, at value	$1,218,243
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class NAV
Net assets	$4,411,461,924
Shares outstanding	515,517,267
Net asset value, offering price and redemption price per share	$8.56
The accompanying notes are an integral part of the financial statements.	81

John Hancock Funds II
Statements of operations — For the year ended August 31, 2022

Investment income	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund	Health Sciences Fund
Dividends	$7,560,918	$9,641,812	—	$2,432,990
Interest	159,621	14,513,340	$33,605,327	8,241
Securities lending	92	40,059	802	—
Less foreign taxes withheld	(156,172)	(38,672)	—	(34,716)
Total investment income	7,564,459	24,156,539	33,606,129	2,406,515
Expenses
Investment management fees	12,187,119	10,887,913	9,624,173	3,532,033
Distribution and service fees	353,284	—	79,163	—
Accounting and legal services fees	247,031	189,257	240,125	52,655
Trustees' fees	29,845	21,134	25,306	6,157
Custodian fees	238,241	166,971	179,843	57,950
Printing and postage	15,130	14,895	15,130	14,457
Professional fees	90,937	89,798	132,290	81,174
Other	85,319	66,621	104,691	35,894
Total expenses	13,246,906	11,436,589	10,400,721	3,780,320
Less expense reductions	(149,621)	(594,452)	(142,884)	(213,615)
Net expenses	13,097,285	10,842,137	10,257,837	3,566,705
Net investment income (loss)	(5,532,826)	13,314,402	23,348,292	(1,160,190)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	145,464,341	163,486,390	(95,229,169)	15,163,654
Affiliated investments	166	(2,265)	(386)	—
Capital gain distributions received from affiliated investments	—	940	—	—
Written options	—	4,531,051	—	—
	145,464,507	168,016,116	(95,229,555)	15,163,654
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(777,331,675)	(299,541,943)	(145,383,408)	(98,141,793)
Affiliated investments	—	(330)	—	—
Written options	—	19,964,586	—	—
	(777,331,675)	(279,577,687)	(145,383,408)	(98,141,793)
Net realized and unrealized gain (loss)	(631,867,168)	(111,561,571)	(240,612,963)	(82,978,139)
Decrease in net assets from operations	$(637,399,994)	$(98,247,169)	$(217,264,671)	$(84,138,329)
The accompanying notes are an integral part of the financial statements.	82

John Hancock Funds II
Statements of operations — For the year ended August 31, 2022

Investment income	High Yield Fund	International Strategic Equity Allocation Fund	Mid Value Fund	Science & Technology Fund
Dividends	$410,606	$100,962,985	$28,007,996	$579,556
Interest	14,869,459	646,706	652,881	28,192
Non-cash dividends	—	5,424,617	—	—
Securities lending	39,403	808,263	152,580	28,383
Less foreign taxes withheld	(340)	(9,157,715)	(793,948)	(28,910)
Total investment income	15,319,128	98,684,856	28,019,509	607,221
Expenses
Investment management fees	1,750,595	16,676,900	15,390,236	1,810,115
Distribution and service fees	125,042	—	—	—
Accounting and legal services fees	35,866	385,503	243,275	25,637
Trustees' fees	4,352	32,334	28,842	3,026
Custodian fees	47,288	975,023	240,901	45,813
Printing and postage	14,356	14,978	14,851	14,417
Professional fees	93,277	138,422	96,526	63,334
Other	23,516	95,615	60,662	22,355
Total expenses	2,094,292	18,318,775	16,075,293	1,984,697
Less expense reductions	(21,523)	(3,616,145)	(898,717)	(96,381)
Net expenses	2,072,769	14,702,630	15,176,576	1,888,316
Net investment income (loss)	13,246,359	83,982,226	12,842,933	(1,281,095)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(14,381,518)	(2,231,918)	230,719,627	(392,146)
Affiliated investments	(2,433)	(48,865)	(12,477)	(1,478)
Capital gain distributions received from affiliated investments	895	1,328	415	310
Futures contracts	(1,683,639)	(20,203,648)	—	—
Forward foreign currency contracts	(29,665)	—	—	—
Swap contracts	48,781	—	—	—
	(16,047,579)	(22,483,103)	230,707,565	(393,314)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(28,480,663)	(826,817,667)	(236,460,163)	(68,569,144)
Affiliated investments	(1,670)	(2,622)	(2,537)	(351)
Futures contracts	(94,284)	(5,320,198)	—	—
Forward foreign currency contracts	(17,307)	—	—	—
Swap contracts	(100,302)	—	—	—
	(28,694,226)	(832,140,487)	(236,462,700)	(68,569,495)
Net realized and unrealized gain (loss)	(44,741,805)	(854,623,590)	(5,755,135)	(68,962,809)
Increase (decrease) in net assets from operations	$(31,495,446)	$(770,641,364)	$7,087,798	$(70,243,904)
The accompanying notes are an integral part of the financial statements.	83

John Hancock Funds II
Statements of operations — For the year ended August 31, 2022

Investment income	U.S. Sector Rotation Fund
Dividends	$39,366,742
Income distributions received from affiliated investments	55,985
Interest	400,847
Securities lending	825
Less foreign taxes withheld	(6,670)
Total investment income	39,817,729
Expenses
Investment management fees	15,880,828
Accounting and legal services fees	373,319
Trustees' fees	27,429
Custodian fees	145,999
Printing and postage	14,784
Professional fees	137,164
Other	71,532
Total expenses	16,651,055
Less expense reductions	(3,453,410)
Net expenses	13,197,645
Net investment income	26,620,084
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(53,680,185)
Affiliated investments	(417)
Capital gain distributions received from affiliated investments	32
Futures contracts	(6,722,801)
(60,403,371)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(583,891,803)
Affiliated investments	(2,113)
Futures contracts	(5,690,485)
(589,584,401)
Net realized and unrealized gain (loss)	(649,987,772)
Decrease in net assets from operations	$(623,367,688)
The accompanying notes are an integral part of the financial statements.	84

John Hancock Funds II
Statements of changes in net assets

	Capital Appreciation Fund		Capital Appreciation Value Fund		Core Bond Fund
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(5,532,826)	$(8,897,217)	$13,314,402	$14,573,571	$23,348,292	$22,719,273
Net realized gain (loss)	145,464,507	560,555,113	168,016,116	233,204,386	(95,229,555)	28,444,775
Change in net unrealized appreciation (depreciation)	(777,331,675)	(82,360,273)	(279,577,687)	95,729,396	(145,383,408)	(66,179,126)
Increase (decrease) in net assets resulting from operations	(637,399,994)	469,297,623	(98,247,169)	343,507,353	(217,264,671)	(15,015,078)
Distributions to shareholders
From earnings
Class 1	(234,037,715)	(137,564,075)	—	—	(3,151,517)	(11,967,506)
Class NAV	(310,779,087)	(217,716,247)	(259,582,767)	(244,603,933)	(29,676,464)	(149,414,270)
Total distributions	(544,816,802)	(355,280,322)	(259,582,767)	(244,603,933)	(32,827,981)	(161,381,776)
From fund share transactions
From fund share transactions	431,644,019	(160,715,577)	215,270,220	(144,992,873)	73,687,525	(748,913,797)
Total decrease	(750,572,777)	(46,698,276)	(142,559,716)	(46,089,453)	(176,405,127)	(925,310,651)
Net assets
Beginning of year	2,136,575,227	2,183,273,503	1,395,795,505	1,441,884,958	1,788,299,841	2,713,610,492
End of year	$1,386,002,450	$2,136,575,227	$1,253,235,789	$1,395,795,505	$1,611,894,714	$1,788,299,841
	Health Sciences Fund		High Yield Fund		International Strategic Equity Allocation Fund
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(1,160,190)	$(1,683,183)	$13,246,359	$11,373,093	$83,982,226	$31,550,271
Net realized gain (loss)	15,163,654	62,574,609	(16,047,579)	3,681,557	(22,483,103)	124,881,620
Change in net unrealized appreciation (depreciation)	(98,141,793)	60,319,973	(28,694,226)	8,796,297	(832,140,487)	195,978,678
Increase (decrease) in net assets resulting from operations	(84,138,329)	121,211,399	(31,495,446)	23,850,947	(770,641,364)	352,410,569
Distributions to shareholders
From earnings
Class 1	—	—	(13,647,917)	(11,176,548)	—	—
Class NAV	(56,448,788)	(28,188,283)	—	—	(91,427,800)	(29,611,689)
Total distributions	(56,448,788)	(28,188,283)	(13,647,917)	(11,176,548)	(91,427,800)	(29,611,689)
From fund share transactions
From fund share transactions	30,275,300	(93,850,844)	(26,315,847)	64,345,818	3,095,643,495	(308,361,789)
Total increase (decrease)	(110,311,817)	(827,728)	(71,459,210)	77,020,217	2,233,574,331	14,437,091
Net assets
Beginning of year	427,245,584	428,073,312	279,354,371	202,334,154	1,728,678,292	1,714,241,201
End of year	$316,933,767	$427,245,584	$207,895,161	$279,354,371	$3,962,252,623	$1,728,678,292
The accompanying notes are an integral part of the financial statements.	85

John Hancock Funds II
Statements of changes in net assets

	Mid Value Fund		Science & Technology Fund		U.S. Sector Rotation Fund
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income (loss)	$12,842,933	$11,906,286	$(1,281,095)	$(1,638,028)	$26,620,084	$10,769,635
Net realized gain (loss)	230,707,565	135,202,708	(393,314)	138,115,229	(60,403,371)	260,928,479
Change in net unrealized appreciation (depreciation)	(236,462,700)	262,667,821	(68,569,495)	(53,605,525)	(589,584,401)	60,596,857
Increase (decrease) in net assets resulting from operations	7,087,798	409,776,815	(70,243,904)	82,871,676	(623,367,688)	332,294,971
Distributions to shareholders
From earnings
Class NAV	(149,119,105)	(48,958,611)	(121,883,322)	(62,832,282)	(259,017,769)	(127,527,639)
Total distributions	(149,119,105)	(48,958,611)	(121,883,322)	(62,832,282)	(259,017,769)	(127,527,639)
From fund share transactions
From fund share transactions	(328,074,061)	163,868,600	129,167,856	(166,090,302)	4,085,740,784	(291,544,447)
Total increase (decrease)	(470,105,368)	524,686,804	(62,959,370)	(146,050,908)	3,203,355,327	(86,777,115)
Net assets
Beginning of year	1,846,694,467	1,322,007,663	217,108,804	363,159,712	1,208,106,597	1,294,883,712
End of year	$1,376,589,099	$1,846,694,467	$154,149,434	$217,108,804	$4,411,461,924	$1,208,106,597
The accompanying notes are an integral part of the financial statements.	86

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Capital Appreciation Fund
Class 1
08-31-2022	24.06	(0.06)	(5.69)	(5.75)	—	(6.45)	(6.45)	11.86	(31.48)	0.79	0.79	(0.36)	538	36
08-31-2021	23.01	(0.10)	5.14	5.04	—	(3.99)	(3.99)	24.06	24.71	0.79	0.78	(0.46)	908	45
08-31-2020	15.66	(0.04)	9.09	9.05	—	(1.70)	(1.70)	23.01	62.93	0.80	0.79	(0.23)	810	47
08-31-2019	18.80	—[3]	(0.46)	(0.46)	(0.02)	(2.66)	(2.68)	15.66	0.84	0.80	0.79	(0.03)	584	50
08-31-2018	18.56	0.02	4.25	4.27	(0.01)	(4.02)	(4.03)	18.80	26.71	0.79	0.78	0.11	687	39
Class NAV
08-31-2022	24.18	(0.05)	(5.73)	(5.78)	—	(6.45)	(6.45)	11.95	(31.44)	0.74	0.74	(0.29)	848	36
08-31-2021	23.10	(0.09)	5.16	5.07	—	(3.99)	(3.99)	24.18	24.75	0.74	0.73	(0.41)	1,229	45
08-31-2020	15.71	(0.03)	9.12	9.09	—[3]	(1.70)	(1.70)	23.10	63.00	0.75	0.74	(0.18)	1,373	47
08-31-2019	18.85	—[3]	(0.45)	(0.45)	(0.03)	(2.66)	(2.69)	15.71	0.89	0.75	0.74	0.03	1,153	50
08-31-2018	18.60	0.03	4.26	4.29	(0.02)	(4.02)	(4.04)	18.85	26.76	0.74	0.73	0.15	1,128	39
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Capital Appreciation Value Fund
Class NAV
08-31-2022	12.56	0.11	(0.84)	(0.73)	(0.13)	(2.34)	(2.47)	9.36	(7.56)	0.87	0.82	1.01	1,253	73
08-31-2021	11.92	0.12	2.63	2.75	(0.14)	(1.97)	(2.11)	12.56	25.84	0.86	0.82	0.98	1,396	57
08-31-2020	11.75	0.14	1.33	1.47	(0.20)	(1.10)	(1.30)	11.92	13.38	0.87	0.83	1.20	1,442	79
08-31-2019	12.27	0.19	0.76	0.95	(0.33)	(1.14)	(1.47)	11.75	10.07	0.85	0.81	1.66	1,607	63
08-31-2018	12.26	0.27	1.06	1.33	(0.18)	(1.14)	(1.32)	12.27	11.61	0.85	0.81	2.28	1,785	78
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Core Bond Fund
Class 1
08-31-2022	13.19	0.16	(1.76)	(1.60)	(0.24)	—	(0.24)	11.35	(12.33)	0.67	0.66	1.32	134	262
08-31-2021	13.96	0.11	(0.08)	0.03	(0.22)	(0.58)	(0.80)	13.19	0.17	0.66	0.65	0.84	185	310
08-31-2020	13.50	0.23	0.66	0.89	(0.31)	(0.12)	(0.43)	13.96	6.76	0.66	0.65	1.73	207	347
08-31-2019	12.66	0.33	0.86	1.19	(0.35)	—	(0.35)	13.50	9.59	0.66	0.65	2.60	175	447
08-31-2018	13.15	0.27	(0.48)	(0.21)	(0.28)	—	(0.28)	12.66	(1.58)	0.67	0.66	2.08	161	277
Class NAV
08-31-2022	13.17	0.17	(1.77)	(1.60)	(0.24)	—	(0.24)	11.33	(12.30)	0.62	0.61	1.41	1,478	262
08-31-2021	13.94	0.12	(0.08)	0.04	(0.23)	(0.58)	(0.81)	13.17	0.22	0.61	0.60	0.89	1,604	310
08-31-2020	13.47	0.24	0.66	0.90	(0.31)	(0.12)	(0.43)	13.94	6.90	0.61	0.60	1.81	2,507	347
08-31-2019	12.64	0.34	0.84	1.18	(0.35)	—	(0.35)	13.47	9.58	0.61	0.60	2.63	2,693	447
08-31-2018	13.13	0.27	(0.47)	(0.20)	(0.29)	—	(0.29)	12.64	(1.54)	0.62	0.61	2.14	1,548	277
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Health Sciences Fund
Class NAV
08-31-2022	6.91	(0.02)	(1.22)	(1.24)	—	(0.92)	(0.92)	4.75	(19.99)	1.03	0.97	(0.32)	317	30
08-31-2021	5.60	(0.02)	1.71	1.69	—	(0.38)	(0.38)	6.91	31.27	1.02	0.97	(0.38)	427	35
08-31-2020	4.53	(0.01)	1.27	1.26	—	(0.19)	(0.19)	5.60	28.39	1.11	1.05	(0.28)	428	47
08-31-2019	5.10	(0.01)	(0.28)	(0.29)	—	(0.28)	(0.28)	4.53	(4.87)	1.11	1.05	(0.17)	272	42
08-31-2018	5.01	(0.01)	0.95	0.94	—	(0.85)	(0.85)	5.10	22.04	1.10	1.04	(0.30)	309	46
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
High Yield Fund
Class 1
08-31-2022	8.31	0.41	(1.39)	(0.98)	(0.42)	—	(0.42)	6.91	(12.21)	0.84	0.83	5.30	208	43
08-31-2021	7.86	0.40	0.46	0.86	(0.41)	—	(0.41)	8.31	11.30	0.84	0.83	4.91	279	82
08-31-2020	8.04	0.43	(0.14)	0.29	(0.47)	—	(0.47)	7.86	4.01	0.85	0.84	5.54	202	81
08-31-2019	8.17	0.46	(0.10)	0.36	(0.49)	—	(0.49)	8.04	4.32	0.82	0.81	5.77	250	51
08-31-2018	8.30	0.47	(0.12)	0.35	(0.48)	—	(0.48)	8.17	4.81	0.79	0.79	5.69	282	60
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	87

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Strategic Equity Allocation Fund
Class NAV
08-31-2022	11.48	0.31	(2.64)	(2.33)	(0.29)	(0.32)	(0.61)	8.54	(21.25)	0.70	0.56	3.19	3,962	78[3]
08-31-2021	9.55	0.19	1.92	2.11	(0.18)	—	(0.18)	11.48	22.25	0.69	0.56	1.81	1,729	63
08-31-2020	9.01	0.19	0.62	0.81	(0.27)	—	(0.27)	9.55	8.98	0.69	0.56	2.07	1,714	76
08-31-2019	11.21	0.26	(0.85)	(0.59)	(0.26)	(1.35)	(1.61)	9.01	(3.97)	0.69	0.56	2.74	1,634	57
08-31-2018	11.78	0.25	(0.01)	0.24	(0.29)	(0.52)	(0.81)	11.21	1.81	0.68	0.55	2.15	1,832	94
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes in-kind transactions.
Mid Value Fund
Class NAV
08-31-2022	19.15	0.14	(0.35)	(0.21)	(0.15)	(1.44)	(1.59)	17.35	(1.38)	0.95	0.90	0.76	1,377	36
08-31-2021	14.91	0.13	4.70	4.83	(0.21)	(0.38)	(0.59)	19.15	33.10	0.99	0.93	0.76	1,847	41
08-31-2020	14.27	0.17	0.90	1.07	(0.26)	(0.17)	(0.43)	14.91	7.40	0.99	0.94	1.18	1,322	45
08-31-2019	17.08	0.22	(1.81)	(1.59)	(0.15)	(1.07)	(1.22)	14.27	(8.82)	0.99	0.94	1.48	1,231	42
08-31-2018	16.00	0.12	1.90	2.02	(0.13)	(0.81)	(0.94)	17.08	12.96	0.99	0.94	0.72	1,439	39
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Science & Technology Fund
Class NAV
08-31-2022	5.53	(0.01)	(0.89)	(0.90)	—	(3.25)	(3.25)	1.38	(33.02)	1.10	1.05	(0.71)	154	124
08-31-2021	5.22	(0.03)	1.47	1.44	(0.01)	(1.12)	(1.13)	5.53	30.29	1.10	1.04	(0.57)	217	86
08-31-2020	3.87	0.02[3]	1.69	1.71	—	(0.36)	(0.36)	5.22	47.55	1.10	1.06	0.40[3]	363	116
08-31-2019	5.99	(0.01)	(0.32)	(0.33)	—	(1.79)	(1.79)	3.87	3.19	1.10	1.06	(0.36)	284	110
08-31-2018	13.85	(0.03)	2.33	2.30	—	(10.16)	(10.16)	5.99	30.59	1.10	1.05	(0.47)	252	108
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 1.00%, respectively.
U.S. Sector Rotation Fund
Class NAV
08-31-2022	12.62	0.10	(1.22)	(1.12)	(0.11)	(2.83)	(2.94)	8.56	(12.17)	0.66	0.52	1.05	4,411	118[3]
08-31-2021	10.76	0.10	2.93	3.03	(0.17)	(1.00)	(1.17)	12.62	30.62	0.67	0.53	0.87	1,208	91
08-31-2020	9.86	0.16	1.79	1.95	(0.19)	(0.86)	(1.05)	10.76	20.74	0.67	0.54	1.63	1,295	113
08-31-2019	13.13	0.17	(0.72)	(0.55)	(0.19)	(2.53)	(2.72)	9.86	(0.34)	0.66	0.53	1.66	1,497	92
08-31-2018	11.57	0.15	2.14	2.29	(0.17)	(0.56)	(0.73)	13.13	20.43	0.66	0.53	1.26	1,714	128
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes in-kind transactions.
The accompanying notes are an integral part of the financial statements.	88

John Hancock Funds II
Notes to financial statements

1.  Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, nine of which are presented in this report (the funds).
The funds may offer multiple classes of shares. The shares currently offered by a specific fund are detailed in the Statements of assets and liabilities. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the funds' Valuation Policies and Procedures.
In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the funds' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the funds' Pricing Committee, following procedures established by the Board of Trustees. The funds use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the funds' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

Significant accounting policies, continued

The following is a summary of the values by input classification of the funds' investments as of August 31, 2022, by major security category or type:
	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Capital Appreciation Fund
Investments in securities:
Assets
Common stocks
Communication services	$119,326,024	$119,326,024	—	—
Consumer discretionary	401,869,788	366,942,143	$34,927,645	—
Consumer staples	64,484,901	64,484,901	—	—
Energy	19,282,460	19,282,460	—	—
Financials	49,539,154	49,539,154	—	—
Health care	162,048,318	162,048,318	—	—
Industrials	23,985,955	23,985,955	—	—
Information technology	508,296,311	484,326,646	23,969,665	—
Real estate	21,643,536	21,643,536	—	—
Short-term investments	16,540,055	16,540,055	—	—
Total investments in securities	$1,387,016,502	$1,328,119,192	$58,897,310	—

Capital Appreciation Value Fund
Investments in securities:
Assets
Common stocks	$751,409,112	$743,706,409	$7,702,703	—
Preferred securities	6,952,619	6,952,619	—	—
U.S. Government and Agency obligations	98,317,605	—	98,317,605	—
Corporate bonds	90,293,943	—	90,293,943	—
Convertible bonds	2,213,937	—	2,213,937	—
Term loans	179,281,982	—	179,281,982	—
Short-term investments	127,976,051	127,976,051	—	—
Total investments in securities	$1,256,445,249	$878,635,079	$377,810,170	—
Derivatives:
Liabilities
Written options	$(970,653)	—	$(970,653)	—

Core Bond Fund
Investments in securities:
Assets
U.S. Government and Agency obligations	$899,462,045	—	$899,462,045	—
Foreign government obligations	12,611,619	—	12,611,619	—
Corporate bonds	425,952,304	—	425,952,304	—
Municipal bonds	3,963,783	—	3,963,783	—
Collateralized mortgage obligations	155,068,568	—	155,068,568	—
Asset backed securities	165,524,374	—	165,524,374	—
Short-term investments	94,053,294	$94,053,294	—	—
Total investments in securities	$1,756,635,987	$94,053,294	$1,662,582,693	—

Health Sciences Fund
Investments in securities:
Assets
Common stocks
Consumer discretionary	$681,445	$681,445	—	—
Financials	405,444	405,444	—	—
Health care	310,024,281	297,689,535	$12,296,536	$38,210
Industrials	935,846	935,846	—	—
Information technology	239,490	—	239,490	—
Materials	245,062	245,062	—	—
Preferred securities	2,147,703	—	2,147,703	—

Significant accounting policies, continued

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Health Sciences Fund (continued)
Warrants	$9,523	$9,523	—	—
Short-term investments	1,661,106	1,661,106	—	—
Total investments in securities	$316,349,900	$301,627,961	$14,683,729	$38,210

High Yield Fund
Investments in securities:
Assets
Foreign government obligations	$1,467,822	—	$1,467,822	—
Corporate bonds	169,678,154	—	169,678,154	—
Convertible bonds	2,290,755	—	2,290,755	—
Term loans	11,820,641	—	11,393,140	$427,501
Asset backed securities	14,967,555	—	14,967,555	—
Common stocks	1,374,240	$1,345,185	21,250	7,805
Preferred securities	1,512,210	948,530	—	563,680
Short-term investments	2,376,653	2,376,653	—	—
Total investments in securities	$205,488,030	$4,670,368	$199,818,676	$998,986
Derivatives:
Assets
Forward foreign currency contracts	$8,906	—	$8,906	—
Swap contracts	163,165	—	163,165	—
Liabilities
Futures	(69,746)	$(69,746)	—	—
Forward foreign currency contracts	(24,938)	—	(24,938)	—
Swap contracts	(71,862)	—	(71,862)	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

International Strategic Equity Allocation Fund
Investments in securities:
Assets
Common stocks
Australia	$225,908,232	—	$225,908,232	—
Austria	5,053,154	—	5,053,154	—
Belgium	9,454,790	—	9,454,790	—
Brazil	46,967,213	$46,967,213	—	—
Canada	398,647,829	398,647,829	—	—
Chile	5,768,968	4,534,220	1,234,748	—
China	370,487,714	34,542,327	335,630,803	$314,584
Colombia	2,335,572	2,335,572	—	—
Czech Republic	1,398,886	—	1,398,886	—
Denmark	69,756,119	—	69,756,119	—
Finland	21,197,598	—	21,197,598	—
France	267,045,108	—	267,045,108	—
Germany	148,628,487	—	148,628,487	—
Hong Kong	93,215,882	698,181	92,263,082	254,619
Hungary	2,010,193	—	2,010,193	—
India	137,429,259	—	137,231,374	197,885
Indonesia	23,985,401	—	23,985,401	—
Ireland	24,755,170	757,660	23,997,510	—
Israel	18,009,763	5,753,057	12,256,706	—
Italy	30,938,173	—	30,938,173	—
Japan	399,932,860	—	399,932,860	—
Jordan	662,648	—	662,648	—
Luxembourg	6,043,136	—	6,043,136	—
Macau	888,294	—	888,294	—

Significant accounting policies, continued

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Strategic Equity Allocation Fund (continued)
Malaysia	$28,807,915	—	$28,807,915	—
Mexico	26,135,989	$26,135,989	—	—
Netherlands	76,337,076	—	76,337,076	—
New Zealand	7,322,367	—	7,322,367	—
Norway	19,694,374	—	19,694,374	—
Peru	4,233,000	4,233,000	—	—
Philippines	8,937,841	—	8,937,841	—
Poland	6,011,591	—	6,011,591	—
Portugal	3,077,682	—	3,077,682	—
Qatar	11,828,474	—	11,828,474	—
Romania	404,405	—	404,405	—
Saudi Arabia	59,335,689	—	59,335,689	—
Singapore	26,288,884	3,514,994	22,773,890	—
South Africa	35,679,187	—	35,679,187	—
South Korea	140,052,049	—	140,052,049	—
Spain	41,318,277	—	41,318,277	—
Sweden	50,103,256	—	50,103,256	—
Switzerland	223,326,118	—	223,326,118	—
Taiwan	102,575,955	—	102,575,955	—
Thailand	23,959,663	—	23,959,663	—
Turkey	2,690,094	—	2,690,094	—
United Arab Emirates	16,106,070	—	16,106,070	—
United Kingdom	501,812,989	1,272,421	500,540,568	—
United States	2,202,047	1,970,959	231,088	—
Preferred securities
Brazil	18,119,876	18,119,876	—	—
Chile	2,771,888	2,771,888	—	—
Colombia	1,151,780	1,151,780	—	—
Germany	10,092,318	—	10,092,318	—
South Korea	7,846,186	—	7,846,186	—
Warrants	53,031	53,031	—	—
Short-term investments	193,965,398	26,922,715	167,042,683	—
Total investments in securities	$3,962,761,918	$580,382,712	$3,381,612,118	$767,088
Derivatives:
Liabilities
Futures	$(6,127,011)	$(6,127,011)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Mid Value Fund
Investments in securities:
Assets
Common stocks
Communication services	$77,763,435	$77,763,435	—	—
Consumer discretionary	81,357,633	70,368,714	$10,988,919	—
Consumer staples	109,065,965	95,859,817	13,206,148	—
Energy	112,144,479	112,144,479	—	—
Financials	244,899,753	234,528,482	10,371,271	—
Health care	174,847,919	150,121,190	24,726,729	—
Industrials	147,549,310	128,602,209	18,947,101	—
Information technology	66,346,585	66,346,585	—	—
Materials	110,599,617	98,301,589	12,298,028	—
Real estate	85,835,287	85,835,287	—	—
Utilities	75,273,798	75,273,798	—	—

Significant accounting policies, continued

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Mid Value Fund (continued)
Short-term investments	$111,793,895	$111,793,895	—	—
Total investments in securities	$1,397,477,676	$1,306,939,480	$90,538,196	—

Science & Technology Fund
Investments in securities:
Assets
Common stocks
Communication services	$25,579,812	$24,416,774	$1,112,801	$50,237
Consumer discretionary	47,043,643	30,909,237	16,134,406	—
Health care	785,321	785,321	—	—
Information technology	71,255,402	67,894,783	3,360,619	—
Real estate	1,123,936	1,123,936	—	—
Short-term investments	9,903,885	9,903,885	—	—
Total investments in securities	$155,691,999	$135,033,936	$20,607,826	$50,237

U.S. Sector Rotation Fund
Investments in securities:
Assets
Common stocks
Communication services	$303,512,614	$303,512,614	—	—
Consumer discretionary	471,083,456	471,079,825	$3,631	—
Consumer staples	418,039,296	418,039,296	—	—
Energy	195,228,012	195,228,012	—	—
Financials	480,923,489	480,923,489	—	—
Health care	544,609,598	544,609,598	—	—
Industrials	376,992,332	376,992,332	—	—
Information technology	994,453,603	994,453,603	—	—
Materials	99,203,917	99,203,917	—	—
Real estate	113,250,823	113,250,823	—	—
Utilities	208,329,892	208,329,892	—	—
Short-term investments	189,124,835	180,838,338	8,286,497	—
Total investments in securities	$4,394,751,867	$4,386,461,739	$8,290,128	—
Derivatives:
Liabilities
Futures	$(4,441,593)	$(4,441,593)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
When-issued/delayed-delivery securities. The funds may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date. As a result, the fund has paid (received) cash collateral to (from) certain counterparties to these transactions, which is recorded as Cash collateral at broker for sale commitments (Payable for collateral on sale commitments), as follows:
Fund	Counterparty	Collateral Paid/ (Received)
Core Bond Fund	Barclays	$(90,000)

Significant accounting policies, continued

Fund	Counterparty	Collateral Paid/ (Received)
	Citigroup, Inc.	(130,000)
	Total	$(220,000)
Term loans (Floating rate loans). The funds may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The funds' ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The funds' failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the funds' income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the funds and, if the funds' exposure to such investments is substantial, it could impair the funds' ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the funds may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At August 31, 2022, Capital Appreciation Value Fund had $685,109, in unfunded loan commitments outstanding.
Mortgage and asset backed securities. The funds may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the funds having to reinvest the proceeds in lower yielding securities, effectively reducing the funds' income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the funds' cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The funds are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Payment-in-kind bonds. The funds may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. Income on these securities is computed at the contractual rate specified and is added to the principal balance of the bond. This income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the funds may need to sell other investments to make distributions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The funds may lend their securities to earn additional income. The funds receive collateral from the borrower in an amount not less than the market value of the loaned securities. The funds may invest their cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the funds, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the funds for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the funds will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The funds receive compensation for lending their securities by retaining a portion of the return on

Significant accounting policies, continued

the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the funds and the corresponding cash collateral received at August 31, 2022. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the funds, and accordingly, is not reflected in the funds' net assets.
Fund	Market value of securities on loan	Cash collateral received	Non-cash collateral
Capital Appreciation Value Fund	$1,994,976	$2,078,100	—
High Yield Fund	2,315,634	2,379,209	—
International Strategic Equity Allocation Fund	26,998,695	26,962,168	$1,922,839
Mid Value Fund	26,942,953	22,112,624	5,633,192
Science & Technology Fund	1,177,298	1,229,750	19,176
U.S. Sector Rotation Fund	1,218,243	1,247,840	—
In addition, as of August 31, 2022, the securities lending agent held cash collateral on behalf of the Mid Value Fund of $1,042,360.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People's Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund's performance.
Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds' custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The funds and other affiliated funds, excluding Core Bond Fund, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
Core Bond Fund and other affiliated funds have entered into an unsecured $50 million line of credit agreement with BNP Paribas. Subject to the needs of other affiliated funds, Core Bond Fund can borrow up to the $50 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations.
Commitment fees for the year ended August 31, 2022 were as follows:
Fund	Commitment fee
Capital Appreciation Fund	$9,084
Capital Appreciation Value Fund	7,985
Core Bond Fund	36,056
Health Sciences Fund	4,869
High Yield Fund	4,495
International Strategic Equity Allocation Fund	13,621
Mid Value Fund	9,110
Science & Technology Fund	4,251

Significant accounting policies, continued

Fund	Commitment fee
U.S. Sector Rotation Fund	$13,469
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2022, certain funds have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of August 31, 2022:
	No Expiration Date
Fund	Short Term	Long Term
Core Bond Fund	$84,409,177	$12,782,688
High Yield Fund	2,923,109	97,397,139
As of August 31, 2022, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2022, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Capital Appreciation Fund	$757,753,335	$684,702,634	$(55,439,467)	$629,263,167
Capital Appreciation Value Fund	1,242,714,471	60,090,491	(47,330,366)	12,760,125
Core Bond Fund	1,891,759,547	274,134	(135,397,694)	(135,123,560)
Health Sciences Fund	241,350,081	101,277,782	(26,277,963)	74,999,819
High Yield Fund	250,293,081	937,857	(45,737,383)	(44,799,526)
International Strategic Equity Allocation Fund	4,487,886,175	46,781,169	(578,032,437)	(531,251,268)
Mid Value Fund	1,204,325,718	278,530,787	(85,378,829)	193,151,958
Science & Technology Fund	182,072,023	6,167,574	(32,547,598)	(26,380,024)
U.S. Sector Rotation Fund	4,905,987,506	52,360,360	(568,037,592)	(515,677,232)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. Core Bond Fund and High Yield Fund generally declare and pay dividends from net investment income quarterly. All other funds generally declare and pay dividends from net investment income annually. All funds generally declare and pay capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2022 was as follows:
Fund	Ordinary Income	Long Term Capital Gains	Total
Capital Appreciation Fund	$15,095,399	$529,721,403	$544,816,802
Capital Appreciation Value Fund	63,623,495	195,959,272	259,582,767
Core Bond Fund	32,827,981	—	32,827,981
Health Sciences Fund	1,460,208	54,988,580	56,448,788
High Yield Fund	13,647,917	—	13,647,917
International Strategic Equity Allocation Fund	44,313,581	47,114,219	91,427,800
Mid Value Fund	53,295,313	95,823,792	149,119,105
Science & Technology Fund	39,054,850	82,828,472	121,883,322
U.S. Sector Rotation Fund	42,560,602	216,457,167	259,017,769
The tax character of distributions for the year ended August 31, 2021 was as follows:
Fund	Ordinary Income	Long Term Capital Gains	Total
Capital Appreciation Fund	$30,976,236	$324,304,086	$355,280,322
Capital Appreciation Value Fund	44,122,327	200,481,606	244,603,933
Core Bond Fund	145,020,150	16,361,626	161,381,776
Health Sciences Fund	3,190,821	24,997,462	28,188,283
High Yield Fund	11,176,548	—	11,176,548
International Strategic Equity Allocation Fund	29,611,689	—	29,611,689

Significant accounting policies, continued

Fund	Ordinary Income	Long Term Capital Gains	Total
Mid Value Fund	$17,117,510	$31,841,101	$48,958,611
Science & Technology Fund	10,633,659	52,198,623	62,832,282
U.S. Sector Rotation Fund	20,686,562	106,841,077	127,527,639
Distributions paid by the funds with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. For federal income tax purposes, net capital losses that are a result of security transactions occurring after October 31, 2021, are being deferred and are treated as occurring on September 1, 2022, the first day of the funds' next taxable year. As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Post-October Deferral	Qualified Late Year Ordinary Losses
Capital Appreciation Fund	—	$138,584,430	$59,920,046	$2,152,739
Capital Appreciation Value Fund	$14,857,169	128,643,532	—	—
Core Bond Fund	12,099,058	—	—	—
Health Sciences Fund	—	8,652,992	—	549,202
High Yield Fund	3,222,497	—	—	—
International Strategic Equity Allocation Fund	68,666,123	—	51,316,278	—
Mid Value Fund	25,157,596	179,974,450	—	—
Science & Technology Fund	—	18,118,522	12,241,922	764,202
U.S. Sector Rotation Fund	23,034,099	74,809,154	—	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, investments in passive foreign investment companies, wash sale loss deferrals, derivative transactions and amortization and accretion on debt securities.
3.  Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The funds attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the funds may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the funds, if any, are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the funds and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the funds, if any, for OTC transactions is held in a segregated account at the funds' custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The funds' risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statements of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the funds for centrally-cleared transactions, if any, are identified in the Portfolio of investments.

Derivative instruments, continued

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the funds, if any, are identified in the Portfolio of investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the year ended August 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To manage duration of the fund.	From $13.0 million to $32.1 million
International Strategic Equity Allocation Fund	To manage against changes in foreign currency exchange rates, manage against change in certain securities markets and gain exposure to certain securities markets.	From $62.1 million to $208.9 million
U.S. Sector Rotation Fund	To manage against change in certain securities markets and gain exposure to certain securities markets.	From $37.9 million to $203.4 million
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the funds thereby reducing the funds' total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
The following table details how the funds used forward foreign currency contracts during the year ended August 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies.	From $1.3 million to $2.3 million
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the funds' exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the funds' exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Portfolio of investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, a fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statements of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, a fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
The following table details how the funds used written options contracts during the year ended August 31, 2022. In addition, the table summarizes the range of market value amounts held by the funds, as measured at each quarter end:
Fund	Reason	Market value range
Capital Appreciation Value Fund	To manage against changes in certain securities markets, to gain exposure to certain securities markets and to generate potential income from options premiums.	From $1 million to $30.7 million
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the funds, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the funds is recorded as realized gain or loss, as well as the net periodic payments received or paid by the funds.

Derivative instruments, continued

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The funds may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The funds may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the funds may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
The following table details how the funds used credit default swap contracts as the buyer during the year ended August 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To manage against potential credit events.	Up to $3.7 million
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
The following table details how the funds used credit default swap contracts as the seller during the year ended August 31, 2022. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To gain credit exposure to an issuer or index.	From $1.2 million to $1.8 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the funds at August 31, 2022 by risk category:
Fund	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Capital Appreciation Value Fund	Equity	Written options, at value	Written options	—	$(970,653)
High Yield Fund	Interest rate	Receivable/payable for futures variation margin[1]	Futures	—	$(69,746)
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$8,906	(24,938)
	Credit	Swap contracts, at value[2]	Credit default swaps	163,165	(71,862)
				$172,071	$(166,546)
International Strategic Equity Allocation Fund	Currency	Receivable/payable for futures variation margin[1]	Futures	—	$(392,295)
	Equity	Receivable/payable for futures variation margin[1]	Futures	—	(5,734,716)
				—	$(6,127,011)
U.S. Sector Rotation Fund	Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(4,441,593)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Portfolio of investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statements of assets and liabilities.
For financial reporting purposes, the funds do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Derivative instruments, continued

Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2022:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Capital Appreciation Value Fund	Equity	—	—	$4,531,051	—	$4,531,051
High Yield Fund	Interest rate	$(1,683,639)	—	—	—	$(1,683,639)
	Currency	—	$(29,665)	—	—	(29,665)
	Credit	—	—	—	$48,781	48,781
	Total	$(1,683,639)	$(29,665)	—	$48,781	$(1,664,523)
International Strategic Equity Allocation Fund	Currency	$(318,104)	—	—	—	$(318,104)
	Equity	(19,885,544)	—	—	—	(19,885,544)
	Total	$(20,203,648)	—	—	—	$(20,203,648)
U.S. Sector Rotation Fund	Equity	$(6,722,801)	—	—	—	$(6,722,801)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2022:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Fund	Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Capital Appreciation Value Fund	Equity	—	—	$19,964,586	—	$19,964,586
High Yield Fund	Interest rate	$(94,284)	—	—	—	$(94,284)
	Currency	—	$(17,307)	—	—	(17,307)
	Credit	—	—	—	$(100,302)	(100,302)
	Total	$(94,284)	$(17,307)	—	$(100,302)	$(211,893)
International Strategic Equity Allocation Fund	Currency	$(238,744)	—	—	—	$(238,744)
	Equity	(5,081,454)	—	—	—	(5,081,454)
	Total	$(5,320,198)	—	—	—	$(5,320,198)
U.S. Sector Rotation Fund	Equity	$(5,690,485)	—	—	—	$(5,690,485)
4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the funds. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The funds have an investment management agreement with the Advisor under which the funds pay a daily management fee to the Advisor equivalent on an annual basis as detailed below. Aggregate net assets generally include the net assets of the funds and the net assets of a similar fund of John Hancock Variable Insurance Trust (JHVIT), unless otherwise noted below. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC, and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
•  Capital Appreciation Fund — a) 0.800% of the first $500 million of aggregate net assets; b) 0.700% of the next $500 million of aggregate net assets; and c) 0.670% of the excess over $1 billion of aggegate net assets.
•  Capital Appreciation Value Fund — If net assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets; and b) 0.850% of the excess over $250 million of aggregate net assets. If net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets; and b) 0.800% of the excess over $1 billion of aggregate net assets. If net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets; and b) 0.800% of the excess over $500 million of aggregate net assets. If net assets equal or exceed $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.
•  Core Bond Fund — a) 0.690% of the first $200 million of aggregate net assets; b) 0.640% of the next $200 million of aggregate net assets; c) 0.570% of the next $600 million of aggregate net assets.; d) 0.560% of the next $1 billion of aggregate net assets; and e) 0.550% of the excess over $2 billion of aggregate net assets.
•  Health Sciences Fund — Effective February 1, 2022, management fee is a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of the next $250 million of aggregate net assets; and c) 0.950% of excess over $750 million of aggregate net assets; d) 0.950% of the next $250 million of aggregate net assets; e) 0.900% of the next $500 million of aggregate net assets; and f) 0.900% of excess over $1.5 billion of aggregate net assets. When aggregate

Fees and transactions with affiliates, continued

net assets exceed $750 million, the management fee is 0.950% of the first $750 million of aggregate net assets. When aggregate net assets exceed $1.5 billion, the management fee is 0.900% of all aggregate net assets. Aggregate net assets include the fund and JHVIT Health Sciences Trust. Effective February 1, 2022, aggregate net assets additionally include Manulife Healthcare Fund Series I. Prior to February 1, 2022, the management fee was a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of the next $250 million of aggregate net assets; and c) 0.950% of excess over $750 million of aggregate net assets. When aggregate net assets exceeded $750 million, the management fee was 0.950% of aggregate net assets. Aggregate net assets included the fund and JHVIT Health Sciences Trust.
•  High Yield Fund — a) 0.700% of the first $500 million of aggregate net assets and b) 0.650% of the excess over $500 million of aggregate net assets.
•  International Strategic Equity Allocation Fund and U.S. Sector Rotation Fund — Aggregate net assets include these two funds and JHVIT Strategic Equity Allocation. The management fee paid is as follows: a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of the next $5 billion of aggregate net assets; c) 0.625% of the next $2.5 billion of aggregate net assets; d) 0.600% of the next $5 billion of aggregate net assets; e) 0.595% of the next $10 billion of aggregate net assets; and f) 0.590% of the excess over $25 billion of aggregate net assets.
•  Mid Value Fund — Effective February 1, 2022, management fee is a) 0.950% of the first $1 billion of aggregate net assets and b) 0.875% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion, then the management fee rate is 0.875% of all aggregate net assets. Prior to February 1, 2022, the management fee was a) 1.050% of the first $20 million of aggregate net assets; b) 0.950% of the next $30 million of aggregate net assets; and c) 0.950% of the excess over $50 million of aggregate net assets. When aggregate net assets exceeded $50 million, then the management fee rate was 0.950% of aggregate net assets.
•  Science & Technology Fund — Effective June 1, 2022, management fee is a) 1.050% of the first $50 million of aggregate net assets; b) 1.025% of the next $50 million of aggregate net assets; c)1.000% when assets reach $100 million retroactive to the first dollar; d) 0.975% when assets reach $200 million retroactive to the first dollar; and e) 0.950% when assets reach $500 million retroactive to the first dollar. When aggregate net assets exceed $500 million on any day, the management fee for that day is a) 0.950% of aggregate net assets up to $1 billion; and b) 0.925% of aggregate net assets in excess of $1 billion. Prior to June 1, 2022, the management fee was a) 1.050% of the first $500 million of aggregate net assets; and (b) 1.000% of the excess over $500 million of aggregate net assets. Aggregate net assets include the fund and JHVIT Science & Technology Fund, and effective June 1, 2022, Manulife Technology Fund.
The organizations described below act as the subadvisors to the Trust and certain of its funds pursuant to Subadvisory Agreements with the Advisor. Fund management is allocated among the following subadvisors:
Fund	Subadvisor(s)
Core Bond Fund	Allspring Global Investments, LLC[1]
Capital Appreciation Fund	Jennison Associates LLC
International Strategic Equity Allocation Fund U.S. Sector Rotation Fund	Manulife Investment Management (US) LLC[2]
Capital Appreciation Value Fund Health Sciences Fund Mid Value Fund Science & Technology Fund[3]	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company, LLC
1  Effective November 1, 2021, Wells Capital Management, Incoporated was renamed Allspring Global Investments, LLC.
2  An affiliate of the Advisor.
3  Effective June 23, 2022, T. Rowe Price Associates, Inc. became the sole subadvisor to the fund and Allianz Global Investors U.S. LLC no longer serves as subadvisor.
The funds are not responsible for payment of the subadvisory fees.
Expense reimbursements. The Advisor has voluntarily agreed to reduce its management fee or if necessary make payment to each fund in an amount by which certain expenses of the respective funds exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, management fees, class specific expenses, acquired fund fees and short dividend expenses. The Advisor may terminate this voluntary waiver at any time upon notice to the funds.
Fund	Expense limitation as a percentage of average net assets
Capital Appreciation Fund	0.20%
Capital Appreciation Value Fund	0.20%
Core Bond Fund	0.15%
Health Sciences Fund	0.20%
High Yield Fund	0.15%
Fund	Expense limitation as a percentage of average net assets
International Strategic Equity Allocation Fund	0.25%
Mid Value Fund	0.20%
Science & Technology Fund	0.20%
U.S. Sector Rotation Fund	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the funds. During the year ended August 31, 2022, this waiver amounted to 0.01% of the funds' average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Fees and transactions with affiliates, continued

The Advisor has voluntarily agreed to waive its management fee on International Strategic Equity Allocation Fund, Science & Technology Fund and U.S. Sector Rotation Fund so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund’s average net assets. This voluntary waiver may be terminated at any time by the Advisor on notice to the Trust.
The Advisor has voluntarily agreed to waive a portion of its management fees for the funds subadvised by T. Rowe Price Associates, Inc. which include Capital Appreciation Value Fund, Health Sciences Fund, Mid Value Fund, and Science & Technology Fund. This voluntary waiver equals the amount by which the subadvisory fee paid to T. Rowe Price Associates, Inc. is reduced. This voluntary waiver may terminate at any time.
For the year ended August 31, 2022, the expense reductions described above amounted to the following:
Expense Reimbursement by Class
Fund	Class 1	Class NAV	Total
Capital Appreciation Fund	$61,268	$88,353	$149,621
Capital Appreciation Value Fund	—	594,452	594,452
Core Bond Fund	13,608	129,276	142,884
Health Sciences Fund	—	213,615	213,615
High Yield Fund	21,523	—	21,523
International Strategic Equity Allocation Fund	—	3,616,145	3,616,145
Mid Value Fund	—	898,717	898,717
Science & Technology Fund	—	96,381	96,381
U.S. Sector Rotation Fund	—	3,453,410	3,453,410
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2022, were equivalent to a net annual effective rate of the funds' average daily net assets as follows:
Fund	Net Annual Effective Rate
Capital Appreciation Fund	0.70%
Capital Appreciation Value Fund	0.78%
Core Bond Fund	0.57%
Health Sciences Fund	0.90%
High Yield Fund	0.69%
Fund	Net Annual Effective Rate
International Strategic Equity Allocation Fund	0.50%
Mid Value Fund	0.86%
Science & Technology Fund	0.95%
U.S. Sector Rotation Fund	0.49%

Accounting and legal services. Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2022, amounted to an annual rate of 0.01% of the funds' average daily net assets.
Distribution and service plans. The funds have a distribution agreement with the Distributor. The funds have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the funds. The funds may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the funds' shares:
Class	Rule 12b-1 Fee
Class 1	0.05%
Distribution and service fees for the year ended August 31, 2022 were:
Fund	Class	Distribution and service fees
Capital Appreciation Fund	Class 1	$353,284
Core Bond Fund	Class 1	$79,163
High Yield Fund	Class 1	$125,042
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The funds' activity in this program during the period for which loans were outstanding was as follows:
Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Capital Appreciation Fund	Borrower	$11,200,000	2	1.890%	$(1,176)
Capital Appreciation Fund	Lender	30,000,000	1	0.665%	554
Capital Appreciation Value Fund	Lender	8,900,000	2	0.633%	313
Health Sciences Fund	Lender	3,400,000	1	0.665%	63
Mid Value Fund	Lender	47,200,000	2	0.652%	1,708

Fees and transactions with affiliates, continued

Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Science &Technology Fund	Lender	2,750,000	4	1.410%	431
6.  Fund share transactions
Transactions in funds' shares for the years ended August 31, 2022 and 2021 were as follows:
Capital Appreciation Fund	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,885,863	$30,321,585	2,361,771	$52,401,542
Distributions reinvested	14,158,361	234,037,715	6,648,819	137,564,075
Repurchased	(8,463,197)	(134,999,393)	(6,478,193)	(139,724,050)
Net increase	7,581,027	$129,359,907	2,532,397	$50,241,567
Class NAV shares
Sold	11,002,434	$154,959,479	3,812,777	$81,891,483
Distributions reinvested	18,665,411	310,779,087	10,471,881	217,710,396
Repurchased	(9,511,301)	(163,454,454)	(22,918,208)	(510,559,023)
Net increase (decrease)	20,156,544	$302,284,112	(8,633,550)	$(210,957,144)
Total net increase (decrease)	27,737,571	$431,644,019	(6,101,153)	$(160,715,577)
Capital Appreciation Value Fund	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	13,228,207	$126,631,864	4,498,712	$51,090,253
Distributions reinvested	25,226,702	259,582,767	22,564,938	244,603,933
Repurchased	(15,660,719)	(170,944,411)	(36,954,905)	(440,687,059)
Net increase (decrease)	22,794,190	$215,270,220	(9,891,255)	$(144,992,873)
Total net increase (decrease)	22,794,190	$215,270,220	(9,891,255)	$(144,992,873)
Core Bond Fund	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	558,554	$6,802,255	2,023,821	$27,309,168
Distributions reinvested	249,654	3,151,517	895,305	11,967,506
Repurchased	(3,026,217)	(37,190,897)	(3,744,848)	(49,711,159)
Net decrease	(2,218,009)	$(27,237,125)	(825,722)	$(10,434,485)
Class NAV shares
Sold	19,803,959	$236,047,635	33,541,791	$449,989,308
Distributions reinvested	2,365,347	29,676,464	11,195,021	149,414,270
Repurchased	(13,461,470)	(164,799,449)	(102,776,586)	(1,337,882,890)
Net increase (decrease)	8,707,836	$100,924,650	(58,039,774)	$(738,479,312)
Total net increase (decrease)	6,489,827	$73,687,525	(58,865,496)	$(748,913,797)
Health Sciences Fund	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	4,345,622	$24,191,656	6,768,418	$40,804,362
Distributions reinvested	10,044,268	56,448,788	4,690,230	28,188,283
Repurchased	(9,504,977)	(50,365,144)	(26,128,757)	(162,843,489)
Net increase (decrease)	4,884,913	$30,275,300	(14,670,109)	$(93,850,844)
Total net increase (decrease)	4,884,913	$30,275,300	(14,670,109)	$(93,850,844)
High Yield Fund	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,402,969	$19,413,419	11,098,590	$90,700,508
Distributions reinvested	1,776,613	13,647,917	1,401,309	11,176,548
Repurchased	(7,708,801)	(59,377,183)	(4,627,139)	(37,531,238)
Net increase (decrease)	(3,529,219)	$(26,315,847)	7,872,760	$64,345,818
Total net increase (decrease)	(3,529,219)	$(26,315,847)	7,872,760	$64,345,818

Fund share transactions, continued

International Strategic Equity Allocation Fund	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	323,192,115	$3,176,965,242[1]	840,413	$8,995,358
Distributions reinvested	8,825,077	91,427,800	2,820,161	29,611,689
Repurchased	(18,584,550)	(172,749,547)	(32,504,516)	(346,968,836)
Net increase (decrease)	313,432,642	$3,095,643,495	(28,843,942)	$(308,361,789)
Total net increase (decrease)	313,432,642	$3,095,643,495	(28,843,942)	$(308,361,789)

[1]	Includes in-kind subscriptions of approximately $3.0 billion by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.
Mid Value Fund	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,401,916	$26,684,322	17,670,301	$334,527,757
Distributions reinvested	8,266,026	149,119,105	3,007,286	48,958,611
Repurchased	(26,750,313)	(503,877,488)	(12,891,043)	(219,617,768)
Net increase (decrease)	(17,082,371)	$(328,074,061)	7,786,544	$163,868,600
Total net increase (decrease)	(17,082,371)	$(328,074,061)	7,786,544	$163,868,600
Science & Technology Fund	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	15,490,826	$27,266,486	2,781,512	$14,493,127
Distributions reinvested	63,151,980	121,883,322	12,770,789	62,832,282
Repurchased	(5,966,442)	(19,981,952)	(45,770,020)	(243,415,711)
Net increase (decrease)	72,676,364	$129,167,856	(30,217,719)	$(166,090,302)
Total net increase (decrease)	72,676,364	$129,167,856	(30,217,719)	$(166,090,302)
U.S. Sector Rotation Fund	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	430,266,464	$4,186,145,635[1]	1,045,094	$11,832,132
Distributions reinvested	25,953,684	259,017,769	12,417,492	127,527,639
Repurchased	(36,414,422)	(359,422,620)	(38,046,945)	(430,904,218)
Net increase (decrease)	419,805,726	$4,085,740,784	(24,584,359)	$(291,544,447)
Total net increase (decrease)	419,805,726	$4,085,740,784	(24,584,359)	$(291,544,447)

[1]	Includes in-kind subscriptions of approximately $4.1 billion by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.
Affiliates of the Trust owned 100% of shares of Class 1 and Class NAV, respectively, with the exception of Capital Appreciation Fund and Core Bond Fund, where affiliates held 69.1% and 62.7% of Class NAV, respectively, on August 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and in kind transactions, amounted to the following for the year ended August 31, 2022:
	Purchases		Sales
Fund	U.S. Government	Other issuers	U.S. Government	Other issuers
Capital Appreciation Fund	—	$624,857,966	—	$756,661,035
Capital Appreciation Value Fund	$116,063,761	790,015,467	$12,610,742	919,479,583
Core Bond Fund	3,150,980,295	1,452,391,322	3,173,593,004	1,411,372,555
Health Sciences Fund	—	108,942,391	—	137,039,408
High Yield Fund	—	106,872,144	—	135,108,684
International Strategic Equity Allocation Fund	—	1,954,590,645	—	2,013,389,074
Mid Value Fund	—	569,679,824	—	983,637,282
Science & Technology Fund	—	222,598,795	—	215,072,403
U.S. Sector Rotation Fund	—	2,835,258,112	—	3,218,493,702

8.  Industry or sector risk
Certain funds may invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
9.  Investment in affiliated underlying funds
The funds may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Capital Appreciation Fund
John Hancock Collateral Trust*	—	—	$5,515,825	$(5,515,991)	$166	—	$92	—	—
Capital Appreciation Value Fund
John Hancock Collateral Trust*	207,872	—	$49,789,601	$(47,709,661)	$(2,265)	$(330)	$40,059	$940	$2,077,345
Core Bond Fund
John Hancock Collateral Trust*	—	—	$2,878,500	$(2,878,114)	$(386)	—	$802	—	—
High Yield Fund
John Hancock Collateral Trust*	237,693	$3,833,513	$7,660,577	$(9,114,628)	$(2,433)	$(1,670)	$39,403	$895	$2,375,359
International Strategic Equity Allocation Fund
John Hancock Collateral Trust*	2,694,050	$9,920,810	$775,844,123	$(758,790,731)	$(48,865)	$(2,622)	$808,263	$1,328	$26,922,715
Mid Value Fund
John Hancock Collateral Trust*	2,210,962	$8,311,553	$186,004,704	$(172,206,215)	$(12,477)	$(2,537)	$152,580	$415	$22,095,028
Science & Technology Fund
John Hancock Collateral Trust*	123,009	$1,824,190	$41,065,335	$(41,658,413)	$(1,478)	$(351)	$28,383	$310	$1,229,283
U.S. Sector Rotation Fund
John Hancock Collateral Trust*	18,095,777	$96,923	$189,946,246	$(9,202,301)	$(417)	$(2,113)	$56,810	$32	$180,838,338
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
10.  Investment by affiliated funds
Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds' net assets. At August 31, 2022, the following fund(s) had an affiliate ownership of 5% or more of the funds' net assets:
Fund	Affiliated Concentration
Capital Appreciation Fund	42.3%
Capital Appreciation Value Fund	98.6%
Core Bond Fund	57.5%
Health Sciences Fund	99.9%
International Strategic Equity Allocation Fund	100.0%
Mid Value Fund	100.0%
Science & Technology Fund	100.0%
U.S. Sector Rotation Fund	100.0%
11.  Interfund trading
The funds are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the funds from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2022, the funds engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Interfund trading, continued

Fund	Purchases	Sales
Capital Appreciation Value Fund	$2,333,573	—
Health Sciences Fund	2,106	$94,541
Mid Value Fund	1,337,572	189,092
12.  Restricted securities
The funds may hold restricted securities which are restricted as to resale and the funds have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at August 31, 2022:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
High Yield Fund
KCAD Holdings I, Ltd.	3-21-11	$6,150,520	752,218,031	—	—	752,218,031	0.0%[1]	$752
MWO Holdings LLC	8-30-16	1,116,559	1,134	—	—	1,134	0.0%[1]	7,053
New Cotai, Inc., Class B	4-12-13	0	11	—	—	11	0.0%	0
								$7,805
[1]	Less than 0.05%.
13.  LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
14.  New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
15.  Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.

John Hancock Funds II

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Funds II and Shareholders of Capital Appreciation Fund, Capital Appreciation Value Fund, Core Bond Fund, Health Sciences Fund, High Yield Fund, International Strategic Equity Allocation Fund, Mid Value Fund, Science & Technology Fund and U.S. Sector Rotation Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Capital Appreciation Fund, Capital Appreciation Value Fund, Core Bond Fund, Health Sciences Fund , High Yield Fund, International Strategic Equity Allocation Fund, Mid Value Fund, Science & Technology Fund and U.S. Sector Rotation Fund (nine of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year ended August 31, 2022, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodians, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

John Hancock Funds II
Federal tax information

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended August 31, 2022.
Dividend Received Deduction The funds report the maximum amount allowable of their net taxable income as eligible for the corporate dividends-received deduction.
Qualified Dividend Income The funds report the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Foreign Tax Credit The following table details the income derived from foreign sources and the amounts the funds intend to pass through as foreign tax credits for the year ended August 31, 2022:
Fund	Foreign sourced income	Foreign tax credit
International Strategic Equity Allocation Fund	$100,270,726	$8,488,703
Long Term Capital Gains The funds below paid the following amounts in capital gain dividends.
Fund	Long term capital gains
Capital Appreciation Fund	$529,721,403
Capital Appreciation Value Fund	195,959,272
Health Sciences Fund	54,988,580
International Strategic Equity Allocation Fund	47,114,219
Mid Value Fund	95,823,792
Science & Technology Fund	82,828,472
U.S. Sector Rotation Fund	216,457,167
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”) of the Advisory Agreement (the “Advisory Agreement”) with John Hancock Investment Management LLC (the “Advisor”, formerly known as “John Hancock Advisers, LLC”) and each of the Subadvisory Agreements (collectively, the “Subadvisory Agreements”) with respect to each of the portfolios of the Trust included in this report (the “Funds”). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements.  Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and the Advisor and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, “Subadvisor” and collectively, the “Subadvisors”) with respect to each of the Funds identified below in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of certain of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, if any, to be provided to the Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds.  In addition, although the Board approved the renewal of the Agreements for all the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers. The Board also considered the significant risk assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex (John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisors’ investment performance and compliance programs, such as the Subadvisors’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

(b) the background, qualifications and skills of the Advisor’s personnel;
(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the Fund;
(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f) the Advisor’s initiative intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a) reviewed information prepared by management regarding the Funds’ performance;
(b) considered the comparative performance of each Fund’s respective benchmark index;
(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d) took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective benchmark and peer group median and also concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with certain exceptions noted in Appendix A.  In such cases, the Board concluded that such performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to the unaffiliated Subadvisors.  The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management’s discussion of the Funds’ expenses, as well as any actions taken over the past several years to reduce the Funds’ operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and each Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisors that are affiliated with the Advisor) from the Advisor’s relationship with the Trust, the Board:
(a) reviewed financial information of the Advisor;
(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f) considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g) noted that certain of the Funds’ Subadvisors are affiliates of the Advisor
(h) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the Fund;
(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j) noted that the subadvisory fees for the Funds are paid by the Advisor and are negotiated at arms’ length with respect to the unaffiliated Subadvisors;
(k) with respect to each Fund of Funds, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying portfolios in which each Fund of Funds may invest;
(l) considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including any Subadvisors that are affiliated with the Advisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a) considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Multi-Index Lifestyle Funds benefit from the waiver through their investment, to the extent that they invest in participating portfolios and;
(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds’ fee structures contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow.  The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints; and
(c) considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and unaffiliated Subadvisors.
Nature, extent, and quality of services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to a Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the
Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.
The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that each Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.
The Board also relied on the ability of the Advisor to negotiate each Subadvisory Agreement with Subadvisors that are not affiliated with the Advisor and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by unaffiliated Subadvisors from their relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreements.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to unaffiliated Subadvisors) of any material relationships with respect to the unaffiliated Subadvisors, which include arrangements in which unaffiliated Subadvisors or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include shares of the Trust, other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans.
In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from a Subadvisor’s relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to each Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to a Subadvisor with respect to the Funds to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s respective peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance,

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor’s focus on each Subadvisor’s performance. The Board also noted each Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	although not without variation, the performance of each Fund managed by a Subadvisor generally has been in line with or outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that performance is being monitored and reasonably addressed);
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreements; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds, and that the fee structure for the Funds contains breakpoints, breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
JHF II Capital Appreciation Fund (Jennison Associates LLC)	Benchmark Index — The fund outperformed for the five- and ten-year periods and underperformed for the one- and three-year periods.
Lipper Category — The fund outperformed the median for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the five- and ten-year periods and to the peer group median for the three-, ﬁve- and ten-year periods.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Capital Appreciation Value Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one-, three-, five- and ten-year periods. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the one-, three-, five- and ten-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
JHF II Core Bond Fund (Allspring Global Investments)	Benchmark Index — The fund outperformed for the ten-year period and underperformed for the one-, three- and five-year periods.
Lipper Category — The fund outperformed the median ten-year period and underperformed the median for the one-, three- and five-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the ten-year period and peer group median for the ten-year period. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index and peer group median for the one-, three- and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board also noted that the fund’s longer term performance in part reflects that of the previous subadvisor.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Health Sciences Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are equal to the peer group median.	The Board took into account management’s discussion of the fund’s performance,including the favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
JHF II High Yield Fund (Western Asset Management)	Benchmark Index — The fund outperformed for the one- and three-year periods and underperformed for the five- and ten-year periods.
Lipper Category — The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one- and three-year periods and relative to its peer group median for the one-, three-, five-, and ten-year periods.The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the five- and ten-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board took into account management’s discussion of the fund’s expenses.
JHF II International Strategic Equity Allocation Fund (Manulife Investment Management (United States))	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund underperformed the median for the one-, three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three- and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
JHF II Mid Value Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods.
Lipper Category — The fund outperformed the median for the ten-year period and underperformed for the one-, three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance,including the favorable performance relative to the peer group median for the ten-year period.
The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the one-, three-, five- and ten-year periods and relative to its peer group median for one-, three- and five-year periods.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Science & Technology Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the ten-year period and underperformed for the one-, three- and five-year periods.
Lipper Category — The fund outperformed the median for the ten-year period and underperformed for the one-, three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are equal to the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and to the peer group median for the ten-year period.
The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index and peer group median for the one-, three- and five-year periods.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
JHF II U.S. Sector Rotation Fund (Manulife Investment Management (United States))	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund outperformed the median for the one-, three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one-, three- and five-year periods.
The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the one-, three- and five-year periods.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Capital Appreciation Fund, John Hancock Capital Appreciation Value Fund, John Hancock Core Bond Fund, John Hancock Health Sciences Fund, John Hancock High Yield Fund, John Hancock International Strategic Equity Allocation Fund, John Hancock Mid Value Fund, John Hancock Science & Technology Fund, and John Hancock U.S. Sector Rotation Fund subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). Each Fund’s subadvisor, which is one of Allspring Global Investments, LLC, Jennison Associates LLC, Manulife Investment Management (US) LLC, T. Rowe Price Associates, Inc. or Western Asset Management Company, LLC (each a Subadvisor), executes the day-to-day investment management and security-level activities of the Fund it manages in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.

John Hancock Funds II
Trustees and officers information

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the funds and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Noni L. Ellison,* Born: 1971	2022	192
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).

Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Dean C. Garfield,* Born: 1968	2022	192
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017).

Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Patricia Lizarraga,2,* Born: 1966	2022	192
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009).

John Hancock Funds II
Trustees and officers information

INDEPENDENT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
NON-INDEPENDENT TRUSTEES[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Paul Lorentz,† Born: 1968	2022	192
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016).
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

John Hancock Funds II
Trustees and officers information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

John Hancock Funds II
For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at www.sec.gov.
PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE The Trust’s complete schedule of portfolio holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. N-PORT ﬁlings are available on our website and the SEC’s website, www.sec.gov.
The report is certiﬁed under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to afﬁrm that, to the best of their knowledge, the information in their ﬁnancial reports is fairly and accurately stated in all material respects.

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Investment advisor
John Hancock Investment
Management LLC
Principal distributor
John Hancock Investment
Management Distributors LLC
Custodians
Citibank, N.A.
State Street Bank and Trust Company
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Officers
Andrew G. Arnott, President
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer
Christopher (Kit) Sechler, Secretary and Chief Legal Officer
Trevor Swanberg, Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC 200 Berkeley Street, Boston, MA 02116, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by it, and by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
JHF2A	8/22 10/22

ITEM 2. CODE OF ETHICS.

As of the end of the period, August 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended August 31, 2022 and 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

2022: $620,716

2021: $674,385

(b) Audit related fees:

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and reviews related to supplemental regulatory filings. Amounts billed to the registrant for the fiscal years ended August 31, 2022 and 2021 were as follows:

2022: $31,945

2021: $5,914

Amounts billed to control affiliates were $129,201 and $116,000 for the fiscal years ended August 31, 2022 and 2021, respectively.

(c) Tax fees:

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended August 31, 2022 and 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

2022: $1,250

2021: $0

(d) All other fees:

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended August 31, 2022 and 2021:

2022: $6,255

2021: $1,269

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended August 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $796,351 for the fiscal year ended August 31, 2022 and $1,067,637 for the fiscal year ended August 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not Applicable

(b)Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within

90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certificationsare not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott

_______________________

Andrew Arnott

President

Date: October 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

_______________________

Andrew Arnott

President

Date: October 21, 2022

/s/ Charles A. Rizzo

_______________________

Charles A. Rizzo

Chief Financial Officer

Date: October 21, 2022